As filed with the Securities and Exchange Commission on April 30, 2026

Registration No. 333-19583

Registration No. 811-08015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 42	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 43	☒

(Check appropriate box or boxes)

NATIONAL VARIABLE ANNUITY ACCOUNT II

(Exact Name of Registered Separate Account)

NATIONAL LIFE INSURANCE COMPANY

(Name of Insurance Company)

One National Life Drive

Montpelier, VT 05604

(Address of Insurance Company’s Principal Executive Offices)

(802) 229-7410

(Insurance Company’s Telephone Number, including Area Code)

Lisa Muller, Esq.

National Life Insurance Company

One National Life Drive

Montpelier, Vermont 05604

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)

☐	on [date] pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [date] pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☒	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒	Insurance Company relying on Rule 12h-7 under the Exchange Act

☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Sentinel Advantage Variable Annuity-5

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

Issued by

National Life Insurance Company

through

National Variable Annuity Account II

The date of this prospectus is April 30, 2026. This prospectus states the information about the National Variable Annuity Account II (“Variable Account”), the Sentinel Advantage Variable Annuity-5 (“Contract”), and National Life Insurance Company (“National Life,” “we” or “us”) you should know before investing. This prospectus is a disclosure document and describes the Contract’s material features, benefits, rights, and obligations. The description of the Contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the Contract are changed after the date of this prospectus, in accordance with the Contract, those changes will be described in a supplemented prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. It is important that you also read the Contract and endorsements, which may reflect additional non-material state variations or other non-material variations. Please carefully read this prospectus and any related documents and keep everything together for future reference.

This Contract is not available to new purchasers.

This Contract is a complex investment and involves risks, including potential loss of principal. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties. Amounts allocated to a Guaranteed Account may be subject to a market value adjustment (“MVA”) if withdrawn, surrendered, or transferred before the end of the guarantee period. The MVA may be positive or negative; however, a negative MVA is limited and will never be less than the initial deposit in the contract, less any withdrawals plus interest. Contracts purchased and surrendered within the first year are subject to a 7% contingent deferred sales charge. More information about the MVA is provided in Section 7, Charges and Adjustments. Any obligations, guarantees, and benefits of this Contract are subject to the financial strength and claims-paying ability of National Life. This prospectus describes the Investment Options and optional features that we currently offer under the Contract. At the time you purchased the Contract, it is possible that not all the optional features listed in this prospectus were available, as we reserved the right to prospectively restrict availability of the optional features. In addition, certain broker-dealers selling the Contracts may limit the Investment Options and/or optional features that are available to their customers. Ask your financial professional about which Investment Options and/or optional features are not offered. In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected. We reserve the right to limit the number of Contracts that you may purchase. We also reserve the right to refuse initial and any or all subsequent Premium Payments. Please confirm with us or your financial professional that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

Additional information about certain investment products, including individual flexible premium deferred variable annuities, has been prepared by staff of the Securities and Exchange Commission (“SEC”) and is available at www.Investor.gov.

The Contract makes available for fixed and variable Investment Options. The variable options are Subaccounts of the Separate Account, each of which invests in one of the Funds listed on Appendix A. More information about the Fixed Investment Options is provided in Section 10, The Fixed Account, and Section 11, The Guaranteed Accounts.

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The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.

● Not FDIC/NCUA insured ● Not Bank/CU guaranteed ● May lose value ● Not a deposit ● Not insured by any federal agency

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1. GLOSSARY

Accumulation Unit - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

Annuitant - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life any annuity payments involving life contingencies depends. Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age. The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

Annuitization - The period during which annuity payments are received.

Annuitization Date - The date on which annuity payments commence.

Annuity Payment Option - The chosen form of annuity payments. Several options are available under the Contract.

Annuity Unit -An accounting unit of measure used to calculate the value of Variable Annuity payments.

Beneficiary - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Owner as set forth in the Contract.

Cash Surrender Value - An amount equal to Contract Value, minus any applicable Contingent Deferred Sales Charge, minus any applicable premium tax charge.

Chosen Human Being — An individual named at the time of Annuitization upon whose continuance of life any annuity payments involving life contingencies depends.

Code - The Internal Revenue Code of 1986, as amended.

Collateral Fixed Account — The portion of the Fixed Account which holds value that secures a loan on the Contract.

Contract Anniversary - An anniversary of the Date of Issue of the Contract.

Contract – The Sentinel Advantage Variable Annuity-5 issued by National Life Insurance Company.

Contract Value - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amounts held in the Guaranteed Accounts, and minus any outstanding loan and accrued interest on such loans.

Contract Year - Each year the Contract remains in force commencing with the Date of Issue.

Date of Issue - The date shown as the Date of Issue on the Data Page of the Contract.

Death Benefit - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

Distribution - Any payment of part or all of the Contract Value.

Fixed Account - The Fixed Account is part of National Life’s general account and Guaranteed Accounts made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.

Fixed Annuity - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

Fund - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

Guaranteed Account — A Guaranteed Account is part of National Life’s general account. We guarantee a specified interest rate for the entire time an investment remains in a Guaranteed Account.

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Home Office – National Life’s Home Office located at One National Life Drive, Montpelier, Vermont 05604; 1-800-732-8939 (telephone).

Individual Retirement Annuity (“IRA”) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

Investment Company Act — The Investment Company Act of 1940, as amended from time to time.

Investment Options – Consist of fixed options (the Fixed Account and the Guaranteed Account) and variable options (the Subaccounts).

Joint Owners - Two or more persons who own the Contract as tenants in common or as joint tenants. If Joint Owners are named, references to “Owner” in this prospectus will apply to both of the Joint Owners.

Market Value Adjustment (“MVA”) – A positive or negative adjustment applied to amounts surrendered, withdrawn, or transferred from the Guaranteed Account prior to the 30-day window before its termination date.

Maturity Date - The date on which annuity payments are scheduled to commence. The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life’s approval.

Monthly Contract Date - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities), or 457 of the Code.

Owner (“you”) - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

Payee - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.

Premium Payment - A deposit of new value into the Contract. The term “Premium Payment” does not include transfers among the Variable Account, Fixed Account, and Guaranteed Accounts, or among the Subaccounts.

Net Premium Payments - The total of all Premium Payments made under the Contract, less any premium tax deducted from premiums.

Qualified Contract - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

Qualified Plans - Retirement plans which receive favorable tax treatment under Section 401 or 403(a) of the Code.

Subaccounts - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds. Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

Tax-Sheltered Annuity - An annuity which qualifies for favorable tax treatment under Section 403(b) of the Code.

Valuation Day - Each day the New York Stock Exchange is open for business other than any day on which trading is restricted. Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day. A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m., Eastern Time.

Valuation Period - The time between two successive Valuation Days.

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Variable Account -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated. The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund. The Variable Account is sometimes referred to as the Separate Account in this prospectus.

Variable Annuity - An annuity the accumulated value of which varies with the investment experience of a Separate Account.

Withdrawal - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.

2. OVERVIEW OF THE CONTRACT

Q.           What is this Contract, and what is it designed to do?

A.	The Sentinel Advantage Variable Annuity-5 (“SAVA5”) Contract is intended to help you save for retirement or another long-term investment purpose through investments in a variety of Investment Options during the accumulation phase. The Contract also offers Death Benefits to protect your designated beneficiaries. Through the Annuitization feature, the Contract can supplement your retirement income by providing a stream of income payments. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent Withdrawals or intend to engage in frequent trading in the Funds.

Q.           How do I accumulate assets in the Contract and receive income from the Contract?

A.           Your Contract has two phases:

●	the accumulation phase, when you make Premium Payments to us, and

●	the income, or annuity, phase, when we make income payments to you.

Accumulation (Savings) Phase

During the accumulation phase, to help you accumulate assets, you can allocate your Premium Payments to the Variable Account, the Fixed Account, or the Guaranteed Accounts.

The Variable Account is divided into Subaccounts. Each Subaccount invests in a corresponding (mutual fund) Fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns.

The Fixed Account offers an effective annual interest rate of at least the minimum required by your state.

The Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment if the Contract Value remains in the Guaranteed Account for the specified period.

A list of Funds in which the Variable Account currently invest is provided in Section 27, Appendix A: Funds Available Under the Contract. More information about the Fixed Investment Options is provided in Section 10, The Fixed Account, and Section 11 – The Guaranteed Accounts.

Income (Annuity) Phase

You can elect to annuitize your Contract and turn your Contract Value into a stream of fixed and/or variable income payments from us (variable payments depend on the investment performance of the Subaccounts.) We will pay proceeds according to the Annuity Payment Option you select. If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum instead of annuity payments. If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100. In no event will annuity payments be less frequent than annually.

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Please note that if you annuitize, your Contract Value will be converted to income payments, and you may no longer withdraw money at will from your Contract. Death Benefits and all add-on benefits (including accelerated benefit riders) terminate when you begin taking income payments.

Q.           What are the Contract’s primary features and options?

A.	Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay a contingent deferred sales charge, charges due under any optional endorsement and/or taxes, including tax penalties). Certain Withdrawals could substantially reduce or even terminate the benefits available under the Contract.

Tax Treatment. Your Premium Payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your Contract, such as when (1) you make a Withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a Death Benefit.

Death Benefits. The Contract provides for payment of a Death Benefit to the Beneficiary, the amount of which depends on whether the Owner dies before or after Annuitization, age of Owner or oldest Joint Owner at death, and whether death occurs prior to or after the Contract Anniversary, Contract Value, and Net Premium Payments made to the Contract (less all Withdrawals and less all outstanding loans and accrued interest). All amounts paid will be reduced by premium tax charges, if any.

Withdrawal Options. You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see Section 18, Surrenders and Withdrawals). A Withdrawal or a surrender may be restricted under certain Qualified Contracts and result in federal income tax, including a federal penalty tax (see Section 21, Federal Income Tax Considerations). You may have to pay a surrender charge and/or (in the case of Contract Value allocated to a Guaranteed Account) a market value adjustment (“MVA”) on the Withdrawal.

Loan Provisions. Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, you will be able to borrow on your Contract. Loans will be subject to the terms of the Contract and the Code. If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available any time prior to the Annuitization Date. We may limit the number of loans available on a single contract. Loans may be subject to a minimum and maximum amount. Refer to Section 16, Loans, for additional information.

Transfers. You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request. You may also elect telephone transaction privileges. We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty. You may, one time each year between January 1st and February 15th, transfer a portion of the unloaned value in the Fixed Account to the Variable Account.

Rebalancing. At no additional charge, you can arrange to have us automatically reallocate your Contract Value among Subaccounts periodically to maintain your selected allocation percentages. Certain restrictions apply.

Dollar Cost Averaging. Alternately, at no additional charge, you may select Dollar Cost Averaging, which automatically transfers a dollar amount or percentage of money periodically into Subaccounts you select from the Money Market Subaccount.

Market Value Adjustment

Amounts allocated to a Guaranteed Account may be subject to an MVA if withdrawn, surrendered, or transferred before the end of the guarantee period. The MVA be positive or negative; however, a negative MVA is limited and will never be less than the initial deposit in the contract, less any withdrawals plus interest. Contracts purchased and surrendered within the first year are subject to a 7% contingent deferred sales charge (“CDSC”). More information about the CDSC and the MVA is provided in Section 7, Charges and Adjustments.

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3. KEY INFORMATION

Important Information You Should Consider About the Sentinel Advantage Variable Annuity-5

	FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS FOR GREATER DETAIL
Are There Charges or Adjustments for Early Withdrawals?	Yes. A Contingent Deferred Sales Charge (“CDSC”) may be assessed. We do not deduct a sales charge from Premium Payments. However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a CDSC not to exceed 7% of the lesser of the total of all Net Premium Payments made within five (5) years prior to the date of the request to surrender or the amount surrendered.[1] For example, if you make an early Withdrawal, you could pay a surrender charge of up to $7000.00 on a $100,000 investment. In addition, amounts allocated to a Guaranteed Account may be subject to an MVA if withdrawn, surrendered, or transferred before the end of the guarantee period. The MVA may be positive or negative; however, a negative MVA is limited and will never be less than the initial deposit in the contract, less any withdrawals plus interest. Tax penalties may also apply.			SECTION 7, CHARGES AND ADJUSTMENTS
Are There Transaction Charges?	Yes. In addition to the CDSC and the MVA described above, you may be charged a transfer charge of $25 for each transfer in excess of 12 transfers in a Contract Year. You may also be charged a transaction charge if you request expedited delivery or wire transfer of funds.			SECTION 7, CHARGES AND ADJUSTMENTS

Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options you choose. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected.
	ANNUAL FEE	MINIMUM	MAXIMUM
	Base Contract[2]	1.40%	1.40%	SECTION 7, CHARGES AND ADJUSTMENTS – Deductions from the Variable Account
	Investment Options (Underlying Fund fees and expenses)[3]	0.35%	10.54%	SECTION 7, CHARGES AND ADJUSTMENTS – Other Charges

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take Withdrawals from the Contract, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST ESTIMATE: $1,762.39	HIGHEST ANNUAL COST ESTIMATE: $3,779.75

Assumes:

●       Investment of $100,000

●       5% annual appreciation

●       Least expensive combination of Fund fees and expenses

●       No optional benefits

●       No sales charges

●       No additional purchase payments, transfers, or Withdrawals

Assumes:

●       Investment of $100,000

●       5% annual appreciation

●       Moxt expensive combination of add-on benefits, and Fund fees and expenses

●       No sales charges

●       No additional purchase payments, transfers, or Withdrawals

1 No CDSC will be deducted upon the Annuitization of Contracts, upon payment of a death benefit pursuant to the death of the Owner or from any values which have been held under a Contract for at least five (5) years.

2 As a percentage of the daily average Variable Account Contract Value, including the Mortality and Expense Risk and Administrative Charge.

3 As a percentage of average Fund net assets.

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	RISKS	LOCATION IN PROSPECTUS FOR GREATER DETAIL
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract	SECTION 5, PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Is this a Short-Term Investment?	No. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Amounts withdrawn from the Contract may result in surrender charges, taxes, or tax penalties. Withdrawal charges apply for up to seven (7) years following your last Premium Payment. They will reduce the value of your Contact if you withdraw money during that time. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long-term time horizon. Amounts allocated to a Guaranteed Account may be subject to an MVA if withdrawn, surrendered, or transferred before the end of the guarantee period. The MVA may be positive or negative; however, a negative MVA is limited and will never be less than the initial deposit in the contract, less any withdrawals plus interest. At the end of a Guaranteed Account’s specified period, Contract Value will be reallocated according to your instructions. If no instructions are provided, amounts will be reallocated to the money market subaccount.	SECTION 5, PRINCIPAL RISKS OF INVESTING IN THE CONTRACT and SECTION 11, THE GUARANTEED ACCOUNTS
What Are the Risks Associated with the Investment Options?

●      An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract.

●      Each Investment Option (variable and fixed) has its own unique risks.

●      Early Withdrawals from a Guaranteed Account Option are subject to an MVA, which could be positive or negative.

●      You should review the prospectus for the available Funds before making an investment decision.

SECTION 5, PRINCIPAL RISKS OF INVESTING IN THE CONTRACT and SECTION 11, THE GUARANTEED ACCOUNTS
What Are the Risks Related to the Insurance Company?	Any obligations, guarantees, and benefits of the Contract are subject to the financial strength and claims-paying ability of National Life. More information about National Life, including its financial strength rating, is available upon request from National Life by visiting our website at www.nationallife.com or by calling 1-800-732-8939.	SECTION 5, PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

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RESTRICTIONS
Are There Limits on the Investment Options?

Yes, there may be limits on the Investment Options.

●      You may transfer the Contract Value among the Subaccounts of the Variable Account, between the Variable Account and the Fixed Account (subject to specific limitations), and between the Guaranteed Accounts and either the Fixed Account (subject to specific limitations) or the Subaccounts of the Variable Account, by making a written transfer request. In the case of transfers out of a Guaranteed Account prior to its termination date, an MVA will be applied.

●      We reserve the right to charge $25 for each transfer in excess of 12 in a Contract Year. We are not currently assessing transfer charges.

●      National Life may remove or substitute Funds as investment options available under the Contract.

SECTION 12, CONTRACT RIGHTS AND PRIVILEGES – Transfers, SECTION 7, CHARGES AND ADJUSTMENTS --Transfer Charge and SECTION 11, THE GUARANTEED ACCOUNTS
Are There any Restrictions on Contract Benefits?	Yes, not all add-on benefits (such as accelerated benefit riders) were available through all broker-dealers and may have varied by state or date of purchase. While the Contract was available for new sales, we reserved the right to modify or discontinue an add-on benefit at any time.	SECTION 14, BENEFITS AVAILABLE UNDER THE CONTRACT
TAXES
What Are the Contract’s Tax Implications?

●      Consult with a tax professional to determine the tax implications of an investment in and purchase payments received under this Contract.

●      If you purchase the Contract through a tax-qualified plan or Individual Retirement Annuity (“IRA”), you do not get any additional tax deferral.

●      Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a Withdrawal before age 59 ½.

SECTION 21, FEDERAL INCOME TAX CONSIDERATIONS
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?

Your registered representative or other investment professionals may receive compensation for selling this Contract to you in the form of commissions, revenue sharing, and other compensation programs. Accordingly, investment professionals may have a financial incentive to offer or recommend this Contract over another investment.

This Contract is not available to new sales.

SECTION 23, DISTRIBUTION OF THE CONTRACT
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable to purchase the new contract rather than continue to own your existing contract.	SECTION 12, CONTRACT RIGHTS AND PRIVILEGES

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4. FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making Withdrawals from an Investment Option or from the Contract. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make Withdrawals from an Investment Option or from the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase Payments	None
Contingent Deferred Sales Charge (as percentage of Net Premium Payments Withdrawn)	7%
Premium Taxes	3.5% See below[4]
Transfer Charge	$25[5]

In addition, we deduct, or add, an MVA to any amount you surrender, withdraw, or transfer from a Guaranteed Account before its termination date.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Expenses (deducted daily as a percentage of Variable Account Contract Value

Annual Contract Fee[6]	$30
Base Contract Expenses	1.40%

Optional Benefit Expenses

Loan Interest Spread (effective annual rate)	2.5%[7]

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the Funds and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

4 States may assess premium taxes on premiums paid under the Contract. Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment. National Life currently intends to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender. Refer to the “Premium Taxes” subsection in Section 7, Charges and Adjustments.

5 We reserve the right to make a $25 charge on each transfer in excess of 12 transfers in a Contract Year. However, no such charge is currently applied.

6 The Annual Contract Fee is assessed only upon Contracts which, as of the applicable Contract Anniversary, have a Contract Value of less than $50,000. The fee is not assessed on Contract Anniversaries after the Annuitization Date.

7 The Loan Interest Spread is the difference between the amount of interest we charge on loans (maximum 15%) and the amount of interest we credit to amounts held in the Collateral Fixed Account to secure the loan (maximum 12.5%).

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Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from the Fund assets, including management and administration fees, distribution, and/or service (12b-1) fees, and other expenses as of December 31, 2025.	0.35%	10.54%

Guaranteed Maximum Charges Examples

The table below is intended to help you compare the cost of investing in the Contract with the cost of investing in other Variable Annuity policies. These costs include transaction expenses, Contract fees, Variable Account annual expenses and Fund fees and expenses.

The Example assumes that you invest $100,000 in the Contract’s variable Investment Options for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses. The annual Contract fee is contemplated in the examples below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you surrender your Contract Value at the end of the applicable time period				If you annuitize or do not surrender at the end of the applicable time period
1 Year	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years
10,779.75	16,467.52	22,329.55	39,773.10	3,779.75	11,467.52	19,329.55	39,773.10

*The Contract may not be annuitized in the first two years from the Date of Issue.

The example does not represent past or future expenses. Your actual costs may be higher or lower.

5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

This section is intended to summarize the principal risks of investing in the Contract. Additional risks and details regarding various risks and benefits of investing in the Contract are described in the relevant sections of the prospectus and the Statement of Additional Information (“SAI”).

Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.

Market Risk. You bear all the investment risk for amounts allocated to one or more of the Subaccounts, which invest in underlying Funds. If the Subaccounts you select increase in value, then your Contract Value goes up; if they decrease in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the Funds in which your Subaccounts invest. We do not guarantee the investment results of any Fund. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected underlying Fund(s), each of which has its own unique risks. You should review the Funds before making an investment decision.

Early Withdrawal Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with long time horizons. Withdrawals could result in surrender charges, a negative MVA (if withdrawn from a Guaranteed Account prior to its termination period), taxes, and tax penalties.

Insurance Company Risks. An investment in the Contract is subject to the risks related to us, National Life. Any obligations, guarantees, and benefits of the Contract are subject to the financial strength and claims-paying ability of National Life. If National Life experiences financial distress, it may not be able to meet its obligations to you.

Contract Changes Risk. We reserve the right to limit transfers and may charge $25 per transfer when you transfer your Contract Value between the Investment Options more than 12 times in a Contract Year. We currently do not charge this transfer fee. We also reserve the right to terminate certain Contract features such as the Dollar Cost Averaging and Rebalancing programs.

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We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract.

In addition, we reserve the right to remove Subaccounts or substitute Funds as Investment Options that are available under the Contract.

Your ability to make additional Premium Payments may be restricted under the Contract, depending on the version of the Contract that you own, the add-on benefits that you have elected, and other factors. The maximum aggregate Premiums you may make without our prior approval is $1 million. The payment of subsequent Premiums, depending on market conditions at the time they are made, may or may not contribute to the various benefits under your Contract Our right to restrict Premiums to a lesser maximum amount may also affect the benefits under your Contract.

Fees and Charges. Deduction of Contract fees and charges, and add-on benefit fees, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and add-on benefits up to the maximum guaranteed fees and charges stated in your Contract or add-on benefit endorsement.

Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA, Roth IRA or qualified plan. We cannot provide detailed information on all tax aspects of the Contracts. Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a Contract. We cannot predict what, if any, legislation will be proposed or enacted. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.

Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract owner information confidential).

Contract Benefits Risk. Certain benefits are subject to conditions. You may need to make early Withdrawals, which have the potential to substantially reduce or even terminate the benefits available under the Contract from the add-on benefits.

If your Contract includes one of the optional benefits, Withdrawals will reduce the value of the benefits in proportion to the amount of the Withdrawal relative to the total Contract Value at the time of Withdrawal. Accordingly, under certain circumstances, a Withdrawal could reduce the value of a benefit by more than the dollar amount of the Withdrawal.

Certain benefits under the Contract are contingent on several conditions being met. If those conditions are not met, you may not realize a benefit from the Contract or add-on benefit for which you have been charged a fee.

Other contracts or investments may provide more favorable returns or benefits than the Contract.

The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Subaccounts may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Subaccounts. (See Section 12, Contract Rights and Privileges —Disruptive Trading for more information.) We cannot guarantee that these policies and procedures will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Owners.

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Cyber Security and Business Continuity Risk. Our variable insurance product business relies heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your contract to lose value. There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract Values.

The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.

6. NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE INVESTMENT OPTIONS

National Life

National Life is domiciled in Vermont and authorized to transact life insurance and annuity business in all 50 states and the District of Columbia. National Life issues the Contracts described in this prospectus and has primary responsibility for administration of the Contracts and the Variable Account. National Life’s business address is One National Life Drive, Montpelier, Vermont 05604. National Life is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to Variable Annuity contracts that are registered under the Securities Act and regulated as insurance under state law.

National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company, all the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract’s benefits. Financial statements for National Life are contained in the SAI.

Our Financial Condition. National Life is obligated to pay all amounts promised to investors under the Contract, subject to its financial strength and claims-paying ability. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves to meet the contractual obligations of our General Account. To meet our claims-paying obligations, we monitor reserves so that we hold sufficient amounts to cover actual or expected claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

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How to Obtain More Information We encourage Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Vermont Department of Financial Regulation—as well as the financial statements of the Variable Account (on a consolidated basis)—are in the SAI. For a free copy of the SAI, call or write to us at our Home Office. In addition, the SAI is available on the SEC's website at http://www.sec.gov.

The Variable Account

The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law.

National Life registered the Variable Account with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act. Such registration does not involve supervision of the management of the Variable Account or National Life by the SEC.

The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct. National Life does not guarantee the investment performance of the Variable Account. Obligations under the Contracts are obligations of National Life. Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner. A separate Subaccount is established within the Variable Account for each of the Fund options.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (the “CEA”) with respect to the Variable Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the Separate Accounts.

The Funds (Variable Investment Options)

You may choose from among a number of different Subaccount options. The investment experience of each of the Subaccounts depends on the investment performance of the underlying Fund and there is a risk of losing money by investing in the Contract, including the loss of principal. Section 27, Appendix A gives a complete list of all of the Funds under the Contract.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

The Variable Account purchases and redeems shares of the Funds at net asset value. The Variable Account automatically reinvests all dividend and capital gain distributions of the Funds in shares of the distributing Funds at their net asset value on the date of Distribution. In other words, the Variable Account does not pay Fund dividends or Fund distributions out to you as additional units but instead reflects them in unit values.

Before choosing to allocate your Premium Payments and Contract Value, carefully read the prospectus for each Fund, along with this prospectus. There is no assurance that any of the Funds will meet their investment objectives. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the Funds. There is no assurance that the BlackRock Government Money Market V.I. Fund (the “BlackRock Money Market Portfolio”) will be able to maintain a stable net asset value per share. You should know that during extended periods of low interest rates, and partly as a result of contract charges, the yields of the BlackRock Money Market Portfolio in which a Subaccount invests (the “Money Market Subaccount”) may also become extremely low and possibly negative.

Not all Funds may be available in all states or in all markets.

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Section 27, Appendix A provides certain information on each Fund, including its name, fund type, and its investment adviser (and subadviser, if applicable), current expenses and performance. There is no assurance that any of the Funds will achieve their investment objective(s). Certain Funds may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets. The cost of those hedging strategies could limit the upside participation by such Funds in rising equity markets relative to other Funds. Please consult your registered representative. You can find detailed information about the Funds, including a description of risks and expenses, in the prospectuses for the Funds. You should read these prospectuses carefully before investing and keep them for future reference.

Voting Rights

Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds. These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account. If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner. The number of Fund shares attributable to each Owner is determined by dividing the Owner’s interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.

We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all contracts participating in the Variable Account. This means that a small number of Owners may control how we vote.

Each person who has a voting interest will receive periodic reports relating to the Funds, proxy material, and a form with which to give such voting instructions.

The Fixed Account and the Guaranteed Accounts (Fixed Investment Options)

Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account, including the Guaranteed Accounts discussed below, are not registered under the Securities Act of 1933 (“Securities Act”), nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion. Disclosures regarding the Fixed Account, the Guaranteed Accounts, and the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account. Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments. We will invest the assets of the Fixed Account and the Guaranteed Accounts in those assets we choose and allowed by applicable law.

As an insurance company, National Life is required by state insurance regulation to hold a specified number of reserves in order to meet all of the contractual obligations of our General Account. To meet our claims-paying obligations, we monitor reserves so that we hold enough to cover actual or expected claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

The Fixed Account

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account or the Guaranteed Accounts to the Fixed Account. Contract Value held in the Fixed Account will earn an effective annual interest rate of at least the minimum required by your state. For additional information regarding the Fixed Account refer to Section 10, The Fixed Account.

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The Guaranteed Accounts

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account (or to a limited extent from the Fixed Account) to a Guaranteed Account with a duration of 3, 5, 7 or 10 years. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment if the Contract Value remains in the Guaranteed Account for the specified period of time. If you surrender your Contract or withdraw or transfer Contract Value out of a Guaranteed Account prior to the end of the specified period, a MVA will be applied to such Contract Value surrendered, withdrawn or transferred. For additional information regarding the Guaranteed Accounts refer to Section 11, The Guaranteed Accounts.

7. CHARGES AND ADJUSTMENTS

All of the charges described in this section apply to Variable Account allocations, except for the MVA. Allocations to the Fixed Account are subject to CDSCs, the Annual Contract Fee, and Premium Tax deductions. The MVA is only applicable to the Guaranteed Accounts. The Fixed Account and the Guaranteed Accounts are not subject to the Mortality and Expense Risk Charge and the Administration Charge.

We deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder. More particularly, the administrative services include:

●	processing applications for and issuing the Contracts;

●	processing purchases and redemptions of Fund shares as required (including automatic Withdrawal services);

●	maintaining records;

●	administering annuity payouts;

●	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

●	reconciling and depositing cash receipts;

●	providing Contract confirmations;

●	providing toll-free inquiry services; and

●	furnishing telephone transaction privileges.

The risks we assume include:

●	the risk that the actual lifespan of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);

●	the risk that Death Benefits will exceed the actual Contract Value;

●	the risk that more Owners than expected will qualify for an exercise waiver of the CDSC; and

●	the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).

The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the CDSC collected may not fully cover all of the distribution expenses we incur. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

Deductions from the Variable Account

We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value (referred to as Base Contract Expenses in the Fee Table). The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.

Contingent Deferred Sales Charge

We may pay a commission up to 6.5% (up to 7.0% during certain promotional periods) for the sale of a Contract; however, we make no deduction for a sales charge from the Premium Payments for these Contracts. If a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a CDSC.

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The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered. For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments. No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments. For tax purposes, a surrender is usually treated as a withdrawal of earnings first. This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

The CDSC applies to Net Premium Payments as follows:

Number of Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage	Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage
0	7%	4	3%
1	6%	5	0%
2	5%
3	4%

In any Contract Year after the first Contract Year, you may make Withdrawals, without a CDSC, of an aggregate amount equal to 15% of the Contract Value (except for in New Jersey and the State of Washington where the free amount is 10%). This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender. The CDSC-free feature is also non-cumulative. This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.

In the first Contract Year, a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each Premium Payment for each completed month since each Premium Payment. Two ways to access these CSDC-free amounts in the first Contract Year are by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (refer to the “Available Automated Fund Management Features” subsection in Section 17, Other Contract Rights and Privileges for additional information), or by making a Withdrawal that is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each Premium Payment times the number of completed months since each Premium Payment. You may be subject to a tax penalty if you take Withdrawals prior to age 59½ (see Section 21, “Federal Income Tax Considerations”). In New Jersey and the State of Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.

In addition, no CDSC will be deducted:

●	upon the Annuitization of Contracts,

●	upon payment of a Death Benefit pursuant to the death of the Owner, or

●	from any values which have been held under a Contract for at least 60 months.

No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account or a Guaranteed Account and the Variable Account; however, an MVA may apply to transfers out of a Guaranteed Account before the termination date of such account. More information on the MVA is provided below in this section.

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When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where:

a)	is the amount which would otherwise be available for Withdrawal without application of a CDSC; and

b)	is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1 and subsequently surrenders the Contract prior to seven (7) years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request. This waiver is not available in the States of New Jersey and New York.

Annual Contract Fee

For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30. This fee will be assessed annually on each Contract Anniversary on which the Contract Value is less than $50,000. No Annual Contract Fee will be assessed after the Annuitization Date. This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Transfer Charge

Currently, transfers are permitted free of charge among the Subaccounts and the Guaranteed Accounts, and transfers among the Fixed Account, the Variable Account and the Guaranteed Accounts are permitted free of charge within the limits described above in Section 6, National Life, The Variable Account, and the Investment Options (however, an MVA will be applied to any transfer out of a Guaranteed Account prior to its termination date. See Section 11, “The Guaranteed Accounts”). We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. We would not anticipate making a profit on any future transfer charge.

If we impose a transfer charge, we will deduct it from the amount transferred. All transfers requested on the same Valuation Day are treated as one transfer transaction. Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Subaccount Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is made. These transfers will not count against the 12 free transfers in any Contract Year.

Premium Taxes

If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax, currently ranging up to 3.5%. We will pay premium taxes at the time imposed under applicable law. Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment. We currently intend to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

Other Charges

The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Funds. Information on the fees and expenses for the Funds is set forth in Section 4, Fee Table under the “Annual Fund Expenses” subsection.

More detailed information is contained in the prospectuses for the Funds, which are available at no charge by contacting us at the number and address listed on the first page of this prospectus.

We sold the Contracts through registered representatives of broker-dealers. These registered representatives were also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Contracts. You do not pay directly these commissions. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts (see Section 23, “Distribution of the Contracts”).

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Market Value Adjustment with Guaranteed Account

Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred, or annuitized prior to the termination date of the Guaranteed Account. However, an MVA will be applied to a surrender of your Contract or any such Contract Value surrendered, withdrawn, or transferred (we refer to a surrender, Withdrawal, or transfer before the 30-day window as a “MVA Withdrawal”) from the Guaranteed Account prior to the 30-day window before its termination date.

We will apply the MVA before we deduct any applicable CDSC or taxes. An MVA will apply to Withdrawals from a Guaranteed Account prior to the 30-day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

An MVA reflects the change in current interest rates since we established a Guaranteed Account. The MVA may be positive or negative. Adjustments may be limited in amount, as described in more detail below.

Generally, if at the time of your MVA Withdrawal the applicable Market Value Adjustment Index (“Index”)8 interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account is higher than the applicable Index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed Account, then the MVA will result in a reduction of your Contract Value. If the opposite is true at the time of your MVA Withdrawal, then the MVA will result in an increase in your Contract Value. However, the MVA is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at the Contract’s minimum guaranteed interest rate.

No MVA is applied to the Death Benefit, a Contract on its Maturity Date, or any deduction from a Guaranteed Account made to cover the annual contract fee or rider charges. To the extent Contract Value is reduced, benefits under the Contract that are based on Contract Value may also be affected.

Information about the current MVA impact for a transaction may be obtained by contacting National Life. The MVA value can fluctuate daily, and any value quoted prior to a transaction may differ from the actual value calculated on the effective date of the transaction. Additional information on how the MVA is calculated, including the formula and examples is provided in the SAI. Additional information on the Guaranteed Accounts is provided in Section 11, “The Guaranteed Accounts”.

An MVA may apply to certain surrenders, Withdrawals, transfers, and Annuitization from a Guaranteed Account.

We pay compensation to broker-dealers who sold the Contracts (see Section 23, “Distribution of the Contracts”).

8. GENERAL DESCRIPTION OF THE CONTRACT

We describe our basic Contract below. There may be differences in your Contract (such as differences in fees, charges or benefits) from the one described in this prospectus because of the requirements of the state where we issued your Contract. Please consult your Contract for its specific terms.

Issuance of a Contract

This Contract is not available to new purchasers.

The Contract is available to Owners up to and including age 85, on an age on nearest birthday basis, on the Date of Issue. If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue, again on an age on nearest birthday basis. If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners. At our discretion, we may issue Contracts at ages higher than age 85.

8 The Market Value Adjustment Index is the Treasury Constant Maturities series, as stated in the Federal Reserve Statistical Release H.15, updated weekly. In the event that this index is no longer available, a suitable replacement index, subject to the approval of the Insurance Commissioner of the state the Contract was issued in, will be utilized.

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In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of ESI, the principal underwriter of the Contracts, or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.

If you are purchasing the Contract in connection with a tax-favored arrangement, including an IRA or a Roth IRA, you should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

You should not purchase this Contract if you plan to use it for speculation, arbitrage, a viatical settlement or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. By purchasing this Contract, you represent and warrant that you are not using this Contract for speculation, arbitrage, a viatical settlement or any other type of collective investment trust.

9. THE VARIABLE ACCOUNT

Contractual Arrangements. National Life has entered or may enter into agreements with Funds pursuant to which the adviser or an affiliate pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other Separate Accounts in exchange for providing administration and other services to Owners on behalf of the Funds. Administration and services may include answering Owner’s questions about the Funds, providing prospectuses, shareholder reports and other Fund documents, providing Funds and their boards information about the Contracts and their operations and/or collecting voting instructions for Fund shareholder proposals. The amount of the compensation is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that National Life issues. These percentages may differ and we may be paid a greater percentage by some investment advisers or affiliates than others. The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services. The payments we receive as compensation for providing these services may be used by us for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing, and administering the Contracts, and (ii) that we incur, in our role as intermediary, in promoting, marketing, and administering a Fund. National Life may profit from these payments.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets pursuant to a 12b-1 plan. The 12b-1 plan is described in more detail in each Fund’s prospectus. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of an investment in Fund shares.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above. We review the Funds periodically and may remove a Fund or limit its availability to new Premium Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Funds you have chosen.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management and other fees that the Funds pay to their respective investment advisers, and in some cases, subadvisers and other service providers (see the Funds’ prospectuses for more information). As described above, an investment adviser or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

Conflicts of Interest. The Funds may also be available to Registered Separate Accounts offering Variable Annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other Separate Accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other Separate Accounts participating in the underlying Funds. A conflict may occur due to a change in law affecting the operations of variable life and Variable Annuity Separate Accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and Variable Annuity Payees, including withdrawal of the Variable Account from participation in the underlying Fund(s) involved in the conflict.

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Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address. National Life may also call you to verify the change of address.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Maturity Date or the date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, then the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-732-8939 to make such changes.

10. THE FIXED ACCOUNT

Minimum Guaranteed and Current Interest Rates

The Contract Value held in the Fixed Account that is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate which may vary from time to time, but which will be fixed at the issue of a Contract and will not vary over the life of the Contract, and will be at least the minimum effective interest rate required by your state’s law. We may credit the Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee, but we are not obligated to do so. We have no specific formula for determining current interest rates. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts remains in effect for 12 months. In general, National Life expects to set the interest rates applicable to Contract Value held in the Fixed Account at rates which permit National Life to earn a profit on the investment of the Funds. At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate in our discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

Amounts deducted from the unloaned portion of the Fixed Account for the charge for the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis. Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.

National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below the applicable minimum rate or shorten the period for which the interest rate applies to less than 12 months.

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For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

Enhanced Fixed Account

We may make available to the Contracts a special Fixed Account Option, called the “Enhanced Fixed Account.” The Enhanced Fixed Account allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate than otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account. You should keep in mind that the interest rate applicable to the Enhanced Fixed Account applies only for a specified period of time and to a principal balance in the Enhanced Fixed Account that declines over time as funds are moved into the Variable Account.

The Enhanced Fixed Account will be available to existing Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time. Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account. We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period. When we set an offer period, we will announce all the terms of the Enhanced Fixed Account and post this information on our web site at www.nationallife.com.

If more than one Enhanced Fixed Account is offered, we will reserve the right to allow you to participate in only one such offer at a time. In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers. Any Contract Value in the Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer. Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our Home Office.

We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts. The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account. We will declare this percentage at the time of the offer, in our discretion. Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

The Enhanced Fixed Account will be part of the Fixed Account described above.

Transfers into the Enhanced Fixed Account will not be allowed. The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request. If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends. If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

The Owner may terminate participation in the Enhanced Fixed Account at any time by notifying National Life at its Home Office. This will result in all value in the Enhanced Fixed Account being transferred in accordance with the Owner’s then-current premium allocation.

Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

Guaranteed Accounts, as described below in Section 11, are not available for the systematic transfers out of the Enhanced Fixed Account.

This program is not available simultaneously with Dollar Cost Averaging or Subaccount Rebalancing but is available with Systematic Withdrawals. Also, if you elect to receive benefits under an Accelerated Benefits Rider while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to the Money Market Subaccount.

We may permit, at our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account. If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

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We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required or if, for any other reason, the written instructions of the Owner cannot be carried out. We may hold these Premium Payments for up to 20 days before refunding them. Any amounts refunded will be credited with interest at 5.0% per annum. The Enhanced Fixed Account is not available in the State of Washington.

11. THE GUARANTEED ACCOUNTS

Contract Owners may also allocate Net Premium Payments and/or Contract Value to one or more Guaranteed Accounts. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment if the Contract Value remains in a Guaranteed Account for the specified period of time. Guaranteed Accounts are currently available for three-, five-, seven- and ten-year periods.

Like the Fixed Account described above, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life’s general account, which supports its insurance and annuity obligations.

Investments in the Guaranteed Accounts

You may invest in a Guaranteed Account by allocating Net Premium Payments to a Guaranteed Account of the desired three-, five-, seven- and ten-year period, either on the application or by a later change in Net Premium Payment allocation. You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired three-, five-, seven- and ten-year period by making a written transfer request, or by telephone if the telephone transaction privilege applies. Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described above in Section 6, National Life, The Variable Account, and the Investment Options, for transfers from the Fixed Account to the Variable Account.

All deposits into a Guaranteed Account are subject to a $500 minimum. If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the Money Market Subaccount.

You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is later than your Contract’s Maturity Date.

Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period. We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. We expect to set the rates for the Guaranteed Accounts such that we will earn a profit on the investment of the Funds. If you surrender your Contract or withdraw or transfer Contract Value out of a Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this prospectus as an MVA will be applied to such Contract Value before the surrender, Withdrawal, or transfer. This MVA is described in detail in Section 7, Charges and Adjustments.

Currently there is no charge, apart from any MVA as referred to above, for transfers into or out of a Guaranteed Account. However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.

We may at any time change the number and/or duration of Guaranteed Accounts we offer. Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

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Termination of a Guaranteed Account

The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to a Guaranteed Account. For example, if Contract Value is transferred to a 7-year Guaranteed Account on May 2, 2016, the termination date for this Guaranteed Account is May 2, 2023, or the next following Valuation Day if May 2, 2023, is not a Valuation Day.

We will notify you in writing of the termination of your Guaranteed Account. Such notification will normally be mailed approximately 45 days prior to the termination date for a Guaranteed Account. During the 30-day period prior to the termination date (the “30-day window”), you may provide instructions to reinvest the Contract Value in a Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time. No MVA will apply to any such reinvestment made as the result of instructions received during the 30-day window. In the event that you do not provide instructions during the 30-day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in a Guaranteed Account to the Money Market Subaccount of the Variable Account. No MVA will be applied to this transfer. You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available Investment Option.

Other Matters Relevant to the Guaranteed Accounts

If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no MVA will be applied to such Contract Value before the Death Benefit is paid.

If you own a section 403(b) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow Contract Value, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the Variable Account or to the Fixed Account prior to the processing of the loan. An MVA will apply to such transfer. We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment. While a loan is outstanding, premiums may not be allocated to, and transfers may not be made to, the Guaranteed Accounts.

The Guaranteed Accounts are not available in the states of Washington and Oregon.

Preserver Plus Program

Under this program, you may place a portion of a Net Premium Payment into a seven-year or ten-year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment. We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net Premium Payment. The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.

Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from a Guaranteed Account prior to the end of the guarantee period. Keep in mind that if you have a Qualified Contract, you will be required to take minimum required distributions.

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12. CONTRACT RIGHTS AND PRIVILEGES

Transfers

You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below), and the Guaranteed Accounts by making a written transfer request. If you elect the telephone transaction privilege, you may make transfers by telephone. See the “Telephone Transaction Privilege” subsection in Section 17, Other Contract Rights and Privileges. Transfers are made as of the Valuation Day that the request for transfer is received, in good order, at our Home Office. Please remember that a Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m. Eastern Time. Transfers to or from the Subaccounts may be postponed under certain circumstances. See Section 15, Purchases and Contract Value, below. An MVA will be applied to transfers out of a Guaranteed Account prior to its termination date. See Section 11, The Guaranteed Accounts.

We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty. We reserve the right to restrict transfers to the Fixed Account and/or the Guaranteed Accounts to 25% of the Variable Account Contract Value during any Contract Year. For Contracts issued in Massachusetts only, we will enforce the above restrictions on your ability to move Contract Value into the Fixed Account and the Guaranteed Accounts only when the yield on investment would not support the statutory minimum interest rate. In addition, we will enforce these restrictions only in a manner that would not be unfairly discriminatory.

You may, one time each year between January 1st and February 15th, transfer a portion of the unloaned value in the Fixed Account to the Variable Account. We reserve the right to restrict this transfer to 10% of the Contract Value in the Fixed Account (25% in New York). After a transfer from the Fixed Account to the Variable Account or a Guaranteed Account, we reserve the right to require that the value transferred remain in the Variable Account or a Guaranteed Account for at least one year before it may be transferred back to the Fixed Account. Because of the Fixed Account’s transfer restrictions, it may take you several years to transfer all of your Accumulated Value in the Fixed Account to a Guaranteed Account or to the Subaccounts of the Variable Account. You should carefully consider whether the Fixed Account and a Guaranteed Account meet your investment criteria.

For Contracts issued after July 1, 2004, where this provision has been approved by your state insurance regulator, if you transfer Contract Value out of any Guaranteed Account, you may not transfer Contract Value back into any Guaranteed Account until one year has elapsed from the time of the transfer out of a Guaranteed Account.

We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

We have no current intention to impose a transfer charge. However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of 12 transfers in any one Contract Year. We may do this if the expense of administering transfers becomes burdensome. See the “Transfer Charge” subsection in Section 7, Charges and Adjustments.

Tax Free “Section 1035” Exchanges. You can generally exchange one non-qualified Variable Annuity contract for a fixed or variable annuity or a life insurance contract in a “tax-free exchange” under Section 1035 of the Code. Before making the exchange, you should compare both contracts carefully.

Disruptive Trading

Policy. The Contracts are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the Subaccounts or between the Subaccounts and the Fixed Account or a Guaranteed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds). These risks include:

●	the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund’s investments;

●	an adverse effect on Fund management, such as impeding a Fund manager’s ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and

●	increased brokerage and administrative expenses.

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The risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”), and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the Subaccounts of variable products issued by these companies or retirement plans.

Deterrence. Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Contract on our administrative system so that the system will have to be overridden by National Life to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds. We may be required to share personal information about you with the Funds.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the Subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio. If we do not process a purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

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Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the Subaccount and the Fund could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund’s manager might otherwise choose to maintain or to liquidate Fund holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

13. ANNUITY PERIOD

Maturity Date. The Maturity Date is the date on which annuity payments are scheduled to begin. You may indicate the Maturity Date on the application. The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts). If no specific Maturity Date is selected, the Maturity Date will be your 90th birthday, the 90th birthday of the oldest of Joint Owners, or the Annuitant’s 90th birthday if the Owner is not a natural person; or, if later, 10 years after the Date of Issue. You may elect a single payment equal to the Cash Surrender Value on the Maturity Date, rather than annuity payments. You may also settle the contract under a Payment Option prior to the scheduled maturity date. You may contact either your registered representative or the Home Office for requirements to settle the Contract. Please note that payment of any amount in excess of the Contract Value is subject to the financial strength and claims-paying ability of National Life. The contract owner will not be able to withdraw any Contract value amounts after the annuity commencement date.

If you request in writing (see “Ownership Provisions,” below), and we approve the request, the Maturity Date may be accelerated or deferred. However, we will not permit an acceleration of a Contract’s Maturity Date to any date before the 30-day window prior to the termination date of any Guaranteed Account held by the Contract. If an Owner of such a Contract desires to accelerate that Contract’s Maturity Date, the Owner must first transfer the Contract Value in all Guaranteed Accounts the termination dates of which would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account. An MVA will be applied to such Contract Value transferred out of the Guaranteed Accounts. See Section 11, The Guaranteed Accounts.

Election of Payment Options. You may, with prior written notice (in good order) and at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment. We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3 - Payments for Life with 120 months certain. You may elect, revoke, or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice. The Annuity Payment Options available are described below.

Frequency and Amount of Annuity Payments. The amount of your annuity payment depends in part on the frequency and duration of annuity payments. If you would like the amount of your annuity payments to be as large as possible, you should select an option that pays less frequently and for a shorter duration. On the other hand, if it is important for you to receive annuity payments as often and for as long a period as possible, you should select an Annuity Payment Option that pays more frequently and for a longer period. Please note that, in general, the more frequent or the longer the duration is for annuity payments, the smaller the amount that each annuity payment will be. We pay annuity payments as monthly installments, unless you select annual, semi-annual, or quarterly installments. If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected. In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100. In no event will we make payments under an annuity option less frequently than annually.

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Annuitization - Variable Account

We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account. The following steps are taken to establish the number of Annuity Units representing each monthly annuity payment:

●	The dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;

●	The number of Annuity Units remains fixed during the annuity payment period;

●	The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and

●	The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

Once payments have begun, future payments will not reflect any changes in mortality experience.

Value of an Annuity Unit. The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased. The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see the “Net Investment Factor” subsection in Section 15, Purchases and Contract Value.

Assumed Investment Rate. A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts. We may make assumed investment rates available at rates other than 3.5%. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

Annuitization - Fixed Account

A Fixed Annuity is an annuity with payments that are guaranteed as to dollar amount during the annuity payment period. We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the gender of the Chosen Human Being, if applicable. The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date. The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

Annuity Payment Options

Any of the following Annuity Payment Options may be elected:

Option 1-Payments for a Stated Time. We will make monthly payments for the number of years selected, which may range from five (5) years to 30 years.

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Option 2-Payments for Life. An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the Chosen Human Being. It would be possible under this option for the Payee to receive only one annuity payment if the Annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

Option 3-Payments for Life with Period Certain-Guaranteed. For an annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.

We may allow other Annuity Payment Options, including, if applicable, the Stretch Annuity Payment Option described below.

Some of the stated Annuity Payment Options may not be available in all states. You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization. If a request is approved by us, it will be permitted under the Contract.

Qualified Contracts (except Roth IRAs before the Owner’s death) are subject to the minimum distribution requirements set forth in the Code. If your Contract is a Qualified Contract, not all the Annuity Payment Options will satisfy RMD rules, particularly as those rules apply to your Beneficiary after your death. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete distributions within 10 years of the owner’s death to satisfy RMD rules. Please consult a tax advisor.

Under Payment Option 1, you may change to any other Payment Option at any time. At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments. Under Payment Option 1, you may also fully surrender the Contract at any time. Upon surrender in this situation, the Owner will receive the remaining value of the Contract, which is the value of the Contract used to determine the most recent payment amount, adjusted for investment performance through the date of surrender. Surrender is subject to any applicable CDSC at the time of the surrender.

Stretch Annuity Payment Option

We offer the Stretch Annuity Payment Option to Contracts that have paid Net Premium Payments, less any Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per Beneficiary participating in the payment option.

Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial Payee and a Beneficiary, as calculated based on Table VI of section 1.72-9 of the Income Tax Regulations (but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code ). For a Non-Qualified Contract, the Beneficiary may be a much younger person than the initial Payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

Please consult your authorized National Life representative for more information on the Stretch Annuity Payment Option.

The Stretch Annuity Payment Option may not satisfy Qualified Contract RMD rules for all beneficiaries. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete Death Benefit distributions within 10 years of the owner’s death in order to satisfy RMD rules.

You should consult your tax advisor about potential income, gift, estate, and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option. See Section 21, Federal Income Tax Considerations - Other Tax Issues, below.

Death of Owner

If you or a Joint Owner dies prior to the Annuitization Date, then we will pay a Death Benefit to the Beneficiary.

The Contract provides that if you or a Joint Owner dies prior to the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, the Death Benefit will be equal to the greater of:

a)	the Contract Value, or

b)	the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value), and

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c)	in each case minus any applicable premium tax charge to be assessed upon distribution.

Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

The Contract further provides that if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

Example:

How the Standard Death Benefit is Calculated

Assume that:

1)	you purchase this contract with a $200,000 premium payment (no additional premium payments are made);

2)	the Contract Value immediately preceding the withdrawal is $250,000;

3)	the free withdrawal amount is 15% and the surrender charge is 6% immediately preceding the withdrawal;

4)	$50,000 net withdrawal is made after the second Contract Anniversary;

5)	you die in the third Contract Year and the Contract Value of the contract has decreased to $175,000.

The Death Benefit is the greatest of:

a)	the Contract Value

= $175,000; or

b)	Net Premium payments less any partial withdrawals including surrender charges on that withdrawal, less any outstanding loans and accrued interest on that loan. If the net premium at the time of withdrawal is higher than the Contract Value, then the net premium is reduced proportionally rather than dollar for dollar. In this example, the net premium is less than the Contract Value at time of withdrawal, so the reduction is dollar for dollar.

= $149,250 ($200,000 - $50,000 – (($50,000-$37,000) * 6%).

Unless the Beneficiary of a Non-Qualified Contract is the deceased or the Owner’s (or Joint Owner’s) spouse (as defined under Federal law), the Death Benefit must be distributed within five (5) years of such Owner’s death. The Beneficiary may elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy. Such annuity must begin within one year following the date of the Owner’s death and is currently available only as a Fixed Annuity. If the Beneficiary is the spouse of the deceased Owner (or, if applicable, a Joint Owner), then the Contract may be continued without any required Distribution. If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for Federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under Federal law. Consult a tax adviser for more information on this subject.

Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete Death Benefit distributions within 10 years of the owner’s death in order to satisfy RMD rules regardless of whether Annuitization had begun.

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Death of Annuitant Prior to the Annuitization Date

If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary. If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant’s death, the Contract may be continued without any required Distribution. If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner. If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive, in good order, at our Home Office in writing:

●	due proof of the Annuitant’s or an Owner’s (or Joint Owner’s) death;

●	an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

●	any form required by state insurance laws.

If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits. If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law. If no election has been made by the end of such 90-day period commencing with the date we receive written notice, or as otherwise required by law, the Death Benefit will be paid in a single sum payment.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest-bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will send you or your Beneficiary a "draftbook"; you or your Beneficiary can access funds from the special account by writing a "draft" for all or a portion of the Death Benefit proceeds. We fund the "draft" writing privileges. The interest-bearing special account is not a bank account and is subject to the claims of our creditors. The interest-bearing special account is not insured nor guaranteed by the FDIC or any other government agency. We will send the Payee the "draftbook" within seven (7) days of when we placed the proceeds into the special account, and the Payee will receive any interest on the proceeds placed in the special account. There is no guaranteed rate of interest credited to the proceeds placed in the special account. However, any interest credited to the special interest-bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited. We may make a profit on all amounts left in the interest-bearing special account.

Generation-Skipping Transfers

We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, the payment will be reduced by any tax National Life is required to pay by section 2603 of the Code.

A direct skip may occur when property is transferred, or a Death Benefit is paid, to an individual two or more generations younger than the Owner.

Ownership Provisions

Unless otherwise provided, the Owner has all rights under the Contract. If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract. If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract. The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

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Prior to the Annuitization Date, the Owner may name a new Owner. Such change may be subject to state and federal gift taxes and may also result in current federal income taxation (see Section 21, Federal Income Tax Considerations). Any change of Owner will automatically revoke any prior Owner designation. Any request for change of Owner must be in good order—(1) made by proper written application, (2) received and recorded by National Life at its Home Office, and (3) may include a signature guarantee as specified in the “Surrender and Withdrawal” provision below. The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time the request for change was received (in good order) and recorded.

The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date. Such a request must be made in writing on a form acceptable to us and must be signed by the Owner and the person to be named as Annuitant or contingent Annuitant. Any such change is subject to underwriting and approval by us.

14. BENEFITS AVAILABLE UNDER THE CONTRACT

The following tables summarize information about the benefits available under the Contract.

Basic Death Benefit (automatically included with the Contract).

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Basic Death Benefit	Guarantees your beneficiaries will receive a benefit of at least your Contract Value on the date National Life receives all required documentation from your beneficiary.	No additional charge	● Withdrawals could significantly reduce the benefit. ● Benefit terminates on Annuitization.

Other Optional Benefits Included with All Contracts at No Additional Cost

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Rebalancing	Automatically reallocates your Contract Value among Subaccounts periodically to maintain your selected allocation percentages.	None	● You may cancel your Rebalancing program using whatever methods you use to change your allocation instructions.
Dollar Cost Averaging	Automatically transfers a dollar amount or percentage of money periodically transferred automatically into the Subaccounts from the Money Market Subaccounts.	None	● Certain Subaccounts may not be appropriate for cost averaging transfers in volatile markets.
Systematic Withdrawals	Provides automatic Withdrawals on a monthly, quarterly, semi-annual, or annual basis.	None	● A CDSC may apply to Systematic Withdrawals.
Preserver Plus Program	Allows placing a portion of a Net Premium Payment into a seven-year or ten-year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment.	None	● Amounts allocated to a Guaranteed Account will not equal the original Net Premium Payment if any transfer or Withdrawal is made from a Guaranteed Account prior to the end of the guarantee period.

●       Qualified Contracts are required to take minimum required distributions.

Accelerated Benefit Riders	Provides for accelerated Death Benefits prior to the death of a covered person in certain circumstances when a terminal illness or chronic illness create a need for access to the Death Benefit.	None	● Benefits accelerated under these Riders are discounted for interest and mortality. ● Once benefits have been accelerated, the Contract terminates.

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15. PURCHASES AND CONTRACT VALUE

This contract is not available to new purchasers.

Premium Payments

The Initial Premium Payment. The initial Premium Payment was required to be at least $5,000 for Non-Qualified Contracts, and at least $1,500 for Qualified Contracts. We may have at our discretion permitted initial Premium Payments lower than these minimums. For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts was at least $3,000.

Subsequent Premium Payments. Subsequent Premium Payments may be made at any time but must be at least $100 ($50 for IRAs). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment. For Contracts purchased in the State of Massachusetts by Owners who were younger than 60 years old at the time of purchase, we will not accept Premium Payments after the Owner attains the age of 63. For Contracts purchased in the State of Massachusetts by Owners who were 60 or older at the time of purchase, we will not accept Premium Payments after the third Contract Anniversary.

The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent.

Transactions will not be processed on the following days: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Allocation of Net Premium Payments. In the application for the Contract, the Owner indicated how Net Premium Payments were to be allocated among the Subaccounts of the Variable Account, the Fixed Account, and/or the Guaranteed Accounts. These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see the “Telephone Transaction Privilege” subsection in Section 17, Other Contract Rights and Privileges); all such allocation instructions must be provided in good order. If you change the Contract’s premium allocation percentages, the Subaccount will automatically be discontinued unless you specifically direct otherwise. To allocate premiums other than to the existing allocation, the owner must submit a written request with clear direction separate from the check.

The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We allocated the initial Net Premium Payment within two (2) business days after receipt at our Home Office, if the application and all information necessary for processing the order were complete. We did not begin processing your purchase order until we received the application and initial Premium Payment at our Home Office, identified on the first page of this prospectus, from your agent’s broker-dealer.

If the application was not properly completed, we retained the initial Premium Payment for up to five (5) business days while attempting to complete the application. If the application was not completed at the end of the five-day period, we informed the applicant of the reason for the delay and immediately returned the initial Premium Payment, unless the applicant specifically consented to our retaining the initial Premium Payment until the application was complete. Once the application was complete, we allocated the initial Net Premium Payment as designated by the Owner within two (2) business days.

We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments at our Home Office, based on your allocation percentages then in effect. Please note that if you submit your Premium Payment to your agent, we will not begin processing the Premium Payment until we have received it from your agent’s selling firm. At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares. The net asset value of the shares purchased is converted into Accumulation Units.

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When all or a portion of a Premium Payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange units in the Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

The Subaccount values will vary with their investment experience, and you bear the entire investment risk. You should periodically review your allocation percentages considering market conditions and your overall financial objectives.

We offered a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment came from the surrender of an annuity contract issued by National Life’s affiliate, Life Insurance Company of the Southwest. We paid this credit after the free look right with respect to the Contract had expired.

Value of a Variable Account Accumulation Unit

We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccounts commenced operations. We determine the value for any subsequent Valuation Period by multiplying the value of an Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. No minimum value of an Accumulation Unit is guaranteed. The number of Accumulation Units will not change because of investment experience.

Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor.

The Net Investment Factor measures the daily investment performance of that Subaccount.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (e.g., the Fidelity Money Market Portfolio).

Determining the Contract Value.

The Contract Value is the sum of:

1)	the value of all Variable Account Accumulation Units, plus

2)	amounts allocated and credited to the Fixed Account, plus

3)	amounts allocated and credited to a Guaranteed Account, minus

4)	any outstanding loans on the Contract and accrued interest on such loans.

When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value. We will not deduct charges or deductions from a Guaranteed Account unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and in the Fixed Account. If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first. Value held in the Fixed Account and the Guaranteed Accounts is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to CDSCs, the Annual Contract Fee, and premium taxes, if applicable.

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Contracts. ESI is a wholly owned indirect subsidiary of National Life Holding Company. Pursuant to this agreement, ESI serves as principal underwriter for the Contracts. ESI’s principal business address is One National Life Drive, Montpelier VT 05602.

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16. LOANS

Loan Privilege - Tax Sheltered Annuities

Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract. Loans will be subject to the terms of the Contract and the Code.

If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available any time prior to the Annuitization Date. We may limit the number of loans available on a single contract. You will be able to borrow a minimum of $1,500 (we may permit lower amounts). The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract (if you have Contract Value allocated to one or more Guaranteed Accounts, at the time you wish to take a loan, you must first transfer all such Contract Value out of those Guaranteed Accounts - see Section 11, The Guaranteed Accounts). In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities under your 403(b) Plan, including this Contract, exceed the lesser of:

a)	50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities held under your 403(b) Plan (or $10,000 if greater); or

b)	$50,000.

The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made. The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.

All loans will be made from the Collateral Fixed Account. When a loan is taken, an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account. We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value. No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.

Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than the minimum annual rate guaranteed for your Contract’s Fixed Account. On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loans must be repaid in substantially level payments, not less frequently than quarterly, within five (5) years. Loans used to purchase your principal residence must be repaid within 20 years. During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement. The maximum interest rate will be the greater of:

●	the Moody’s Corporate Bond Yield Average — Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or

●	4%.

The loan interest rate is subject to change on each Contract Anniversary. If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount. We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more. We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year. The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined and will never be higher than 15%.

20 days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due. Corresponding to the due date of each loan repayment, we will establish a “billing window” defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.

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Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal. The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement are the amounts if all loan repayments are made exactly on the due date. The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date. The amount of principal will be the repayment amount minus the interest. The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loan repayments received outside of the billing window will be processed as a repayment of principal only. Only repayments received within the billing window may satisfy the amount due. If the payment received within the billing window is less than the amount due, it will be returned to you.

If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default. This amount may be taxable to the borrower and may be subject to the early withdrawal tax penalty. If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes but will not be offset against the Contract Value until such time as a distribution may be made. On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest. If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, we may restrict any transfer of the Contract that would otherwise qualify as a transfer as permitted in the Code.

Loans may also be subject to additional limitations or restrictions under the terms of the employer’s plan. Loans permitted under this Contract may be taxable in whole or part if the participant has additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), a loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. You should seek competent legal advice before requesting a loan. We are not responsible for determining whether a loan meets the requirements of ERISA, including the requirement that a loan bears a reasonable rate of interest.

If a loan is outstanding, all payments received from you will be considered loan repayments. Any payments received from your employer will be considered Premium Payments. We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans. We also reserve the right to assess a loan processing fee. IRAs, Non-Qualified Contracts, and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans. Profit sharing, 402(k), and 457(b) plans can also allow loans.

17. OTHER CONTRACT RIGHTS AND PRIVILEGES

Telephone Transaction Privilege

If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or Subaccount Rebalancing, in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, and modify systematic Withdrawals by providing instructions to us at our Home Office over the telephone. You can make the election either on the application for the Contract or by providing a proper written authorization to us. We reserve the right to suspend telephone transaction privileges at any time and for any reason. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if those reasonable procedures are not followed. The procedures followed for telephone transfers will include one or more of the following:

●	requiring some form of personal identification prior to acting on instructions received by telephone,

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●	providing written confirmation of the transaction, and

●	making a tape recording of the instructions given by telephone.

You should protect any form of personal identification used to access your account, as we may not be able to verify that the person providing instructions using such personal information is you or someone authorized by you.

Telephone transfers may not always be available. Telephone systems, whether yours, ours, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a death claim, by providing instructions to us at our Home Office at a designated fax number. Contact your agent for more information. We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available. Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

Electronic Mail (“email”) Transaction Privilege

You may provide transfer instructions by e-mail to our Home Office. Additionally, a National Life agent may provide transfer instructions by email to us at our Home Office on your behalf, if you have provided the agent the appropriate authority. Contact your agent for more information. We may suspend email transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Email transactions may not always be available. Electronic systems, whether yours, your agent’s, or ours can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of the request. If your agent experiences problems, you should make your request by mail.

Available Automated Fund Management Features

We currently offer the following free automated fund management features. However, we are not legally obligated to continue to offer these features, and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued. Only one of Dollar Cost Averaging and Subaccount Rebalancing is available under any single Contract at one time, but either may be used with Systematic Withdrawals.

Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us (in good order).

If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds. This procedure starts with the Monthly Contract Date, next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase, and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets. For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low-price levels as well as higher price levels.

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Subaccount Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual, or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing.

In Contracts utilizing Subaccount Rebalancing from the Date of Issue, an automatic transfer takes place that causes the percentages of the current values in each Subaccount to match the current premium allocation percentages. This procedure starts with the Monthly Contract Date three (3), six (6), or 12 months after the Date of Issue and continues on each Monthly Contract Date three (3), six (6), or 12 months thereafter. Contracts electing Subaccount Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three (3), six (6), or 12 months thereafter. You may discontinue Subaccount Rebalancing at any time by submitting an appropriate change request form.

If you change the Contract’s premium allocation percentages, Subaccount Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Subaccount Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts that have had relatively unfavorable investment performance. Subaccount Rebalancing does not guarantee a profit or protect against a loss.

Systematic Withdrawals. At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take Systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. You may provide specific instructions as to how the Systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal. Moreover, Withdrawals may only be taken from the Guaranteed Accounts to the extent that the Contract Value in the Variable Account and the Fixed Account is insufficient to accomplish the Withdrawal. If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis; Contract Value will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Variable Account and the Fixed Account to accomplish the Withdrawal. Each systematic Withdrawal is subject to federal income taxes. In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are younger than age 59½. Unless you direct otherwise, we will withhold federal income taxes from each systematic Withdrawal. You may elect to have your systematic withdrawal payment electronically transferred to your checking or savings account by submitting the appropriate paperwork deemed by us to be in good order. You may discontinue Systematic Withdrawals at any time by notifying us in writing.

A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in the “Contingent Deferred Sales Charge” subsection in Section 7, Charges and Adjustments. If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington. Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC. In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC.

Limited Systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue). These Systematic Withdrawals are limited to monthly Systematic Withdrawal programs only. The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state). These Systematic Withdrawals will not be subject to a CDSC. The other rules for Systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each Premium Payment times the number of completed months since each Premium Payment. Systematic Withdrawals may not be elected if there is a policy loan.

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Contract Rights Under Certain Plans

Contracts may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan and benefits available to participants under the plan, are governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

18. SURRENDERS AND WITHDRAWALS

Surrender and Withdrawal

At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract. “Proper written application” means that you must request the surrender in writing. We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

We will, upon receipt of any such written request, pay you the Cash Surrender Value. The Cash Surrender Value will reflect any applicable CDSC (see the “Contingent Deferred Sales Charge” subsection in Section 7, Charges and Adjustments), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see the “Premium Taxes” subsection in Section 7, Charges and Adjustments. The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.

At any time before the death of the Owner and before the Contract is annuitized, the Owner may make a Withdrawal of a portion of the Contract Value. The minimum Withdrawal is $500, except where the Withdrawal is a minimum distribution as required by certain Qualified Contract rules or where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner’s investment advisor. At least $3,500 in Cash Surrender Value must remain after any Withdrawal. If a withdrawal causes your Contract Value to fall below the $3,500 minimum, we may redeem your remaining contact value. Before we redeem your remaining Contract Value, we will provide you notice and give you the opportunity to increase your Contract Value to the $3,500 minimum. Withdrawals made for the purpose of taking a RMD in a retirement account are not subject to the $3,500 restriction.

Generally, Withdrawals in the first Contract Year and Withdrawals more than 15% (10% in New Jersey and the State of Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. However, in the first Contract Year, a CDSC-free Withdrawal is currently available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each Premium Payment for each completed month since each Premium Payment. For purposes of determining CDSC-free amounts in the first Contract Year only, all Premium Payments received prior to the first Monthly Contract Date will be considered to have been paid at the Date of Issue. One way to access these CDSC-free amounts in the first Contract Year is by setting up a monthly systematic Withdrawal program (see the “Available Automated Fund Management Features” subsection in Section 17, Other Contract Rights and Privileges). Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code. In addition, any amount withdrawn to meet minimum distribution requirements under the Code shall be free of CDSC. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each Premium Payment times the number of completed months since each Premium Payment. Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first. This method will tend to minimize the amount of the CDSC.

Withdrawals will be taken based on your instructions at the time of the Withdrawal. If you do not provide specific allocation instructions, or to the extent that Contract Value in the sources you specify are insufficient, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account. The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account. If it is necessary to take the Withdrawal from the Guaranteed Accounts, it will be taken pro rata from all Guaranteed Accounts in which there is Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis. To the extent a Withdrawal is taken from a Guaranteed Account, an MVA will be applied (see Section 7, Charges and Adjustments, above).

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Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the Guaranteed Accounts based on the allocation percentages of the Withdrawal. Any amount of CDSC that we deduct from a Subaccount that is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). We will process Withdrawals on the Valuation Day we receive your request in good order. If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.

A Surrender or a Withdrawal generally reduce Contract Value and may affect Death Benefits or accelerated benefit riders and may have tax consequences. See Section 21, Federal Income Tax Considerations.

Payments

We will pay any funds surrendered or withdrawn from the Variable Account within seven (7) days of receipt of such request in good order at our Home Office. Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction. To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

●	when the New York Stock Exchange (“Exchange”) is closed;

●	when trading on the Exchange is restricted;

●	when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets; or

●	during any other period when the SEC, by order, so permits for the protection of security holders.

The rules and regulations of the SEC shall govern as to whether certain of the conditions prescribed above exist.

In addition, if, pursuant to SEC rules, the BlackRock Government Money Market V.I. Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, loan, or Death Benefit from the BlackRock Government Money Market Subaccount until the Portfolio is liquidated.

In cases where you surrender your Contract within 15 days of making a Premium Payment by check, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 15 days from our receipt of the payment item. You may avoid the possibility of this holdback by making Premium Payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We reserve the right to delay payment of any amounts allocated to the Fixed Account or to a Guaranteed Account payable because of a surrender, Withdrawal, or loan for up to six (6) months after we receive a written request in a form satisfactory to us.

If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide additional information about you and your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans, or Death Benefits, until instructions are received from the appropriate regulator.

Potential Delay of Disbursements

Rules adopted by the Financial Industry Regulatory Authority Inc. (“FINRA”) allow broker/dealers to place a hold on the disbursement of customer funds when they suspect senior financial exploitation. Please contact your registered representative for more information.

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Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract

Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

a)	The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

1)	when the Owner attains age 59 1/2, severs employment, dies, or becomes disabled (within the meaning of Code Section 72(m) (7)); or

2)	in the case of hardship (as defined for purposes of Code Section 401(k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

b)	Amounts transferred to a Tax-Sheltered Annuity from other 403(b) contracts or accounts are generally subject to the same restrictions on Withdrawals applicable under the prior contract or account.

c)	For Tax-Sheltered Annuities issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on Withdrawals specified in your employer’s 403(b) plan, to comply with new tax regulations.

d)	The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:

1)	salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;

2)	earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

3)	all amounts transferred from 403(b)(7) Custodial Accounts (except those amounts held as of the close of the last plan year beginning before January 1, 1989, and salary reduction contributions (but not earnings) after such date may be withdrawn in the case of hardship).

e)	We do not allow a Distribution other than as described above, except in the exercise of a contractual free look provision (when available). Any Distribution taken by the Owner other than as described above, including a Distribution because of the free look provision, may result in the immediate application of taxes and penalties and/or retroactive disqualification of the Tax-Sheltered Annuity. National Life is not responsible for any taxes, penalties, or other adverse consequences resulting from an Owner taking a Distribution.

A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life’s understanding of the Withdrawal restrictions which are currently applicable under Section 403(b)(11). Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be a violation of the restrictions stated in this provision.

The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts. If your Contract is a Tax-Sheltered Annuity, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that Premium Payments, as well as surrenders, Withdrawals, loans, or transfers you request, comply with applicable tax requirements and to decline premiums or requests that are not in compliance. We will not process Premium Payments, surrenders, Withdrawals, loans, or transfers until all information required under the tax law has been received. By directing Premium Payments to the Contract or requesting any one of these payments, you consent to the sharing of confidential information about you, the Contract, transactions under the Contract, and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

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19. CHANGES TO VARIABLE ACCOUNT

We reserve the right to create one or more new separate accounts, combine, or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time. In addition, if the shares of the Funds described in this prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts, or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract. The other Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Contracts. In general, no substitution of securities in the Variable Account may take place without prior approval of the SEC, or without reliance on an exception to obtaining SEC approval to substitute, and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.

20. OPTIONAL ACCELERATED BENEFIT RIDERS

If the Contract has been in force for at least five (5) years, the Accelerated Benefit Riders provide accelerated Death Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. A terminal illness means that the covered person has been certified by a physician as having an illness or chronic condition that can reasonably be expected to result in death in 24 months or less from the date of certification. A covered chronic illness is an illness or physical condition of the covered person such that he or she: 1) is unable to perform (without substantial assistance from another individual) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or 2) requires substantial supervision by another person to protect the covered person from threats to health and safety due to his or her own severe cognitive impairment.

The terminal illness or chronic illness must have begun while the Contract was in force. Benefits accelerated under these Riders are discounted for interest and mortality. Once benefits have been accelerated, the Contract terminates. There is no cost for these Riders. They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue whose age, on an age on nearest birthday basis, is 0-75.

The covered person is the Owner, unless the Owner is not a natural person, in which case the covered person is the Annuitant. If there are Joint Owners, then each is considered a covered person. If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five (5) years from the date of the change.

Only a full acceleration of the Death Benefit will be allowed. The amount, which will never be less than the Cash Surrender Value of the Contract, will be paid in a lump sum. The amount must first be applied to pay any debt to us on the Contract.

These Riders may not be available in all states, and their terms may vary by state. These Riders will not be available in New York, Oregon, Texas, Virginia, or Washington. Connecticut, Kansas, Louisiana, Minnesota, New Jersey, Pennsylvania, South Carolina, and Utah only allow the terminal illness portion of the Riders.

Any amount received under an ABR should be taxed in the same manner as a surrender of the Contract. See Section 21, Federal Income Tax Considerations.

21. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

If you invest in a Variable Annuity as part of an individual retirement plan, pension plan, or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Because the tax benefits of annuity contracts may not be needed in the context of Qualified Contracts, you generally should not buy a Qualified Contract for the purpose of obtaining tax deferral.

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Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Taxation of Non-Qualified Contracts

Tax law imposes several requirements that variable annuities must satisfy to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Code requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of Variable Annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of our Contracts, we believe that the Owner of a Contract should not be treated as the owner of the assets of the separate account. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Contract Owners from being treated as the owner of underlying assets of the separate account.

Required Distributions. To be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five (5) years after the date of such owner’s death. The latter requirement will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the owner’s death. The designated Beneficiary refers to a natural person designated by the owner as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Withdrawals. When a Withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. There is no guidance on the proper tax treatment of market value adjustments, and it is possible that a positive MVA at the time of a Withdrawal from a Guaranteed Account may be treated as part of the Contract Value immediately prior to the distribution. A tax advisor should be consulted on this issue. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

●	made on or after the taxpayer reaches age 59½;

●	made on or after the death of an Owner;

●	attributable to the taxpayer’s becoming disabled; or

●	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

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Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser regarding exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. If part but not all an annuity contract’s value is applied to provide payments for one or more lives or for a period of at least ten years (a “partial Annuitization”), those payments may be taxed as annuity payments. This tax treatment is not available under the Contract because the Contract does not permit you to partially annuitize, that is, the contract requires you to apply all your Contract Value when selecting a payout option.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, Assignments, or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant or Payee who is not an Owner, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Taxation of Qualified Contracts

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions, and other transactions with respect to the Contract comply with the law.

IRAs, as defined in section 408 of the Code, permit individuals to make annual contributions up to the maximum amount specified in the Code. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. You may delay taking your first RMD payment until April 1st of the year following the year in which you reach the specified age, but the second RMD payment must be taken by December 31st of the same year. The SECURE Act and SECURE 2.0 increased the age for RMDs. The beginning RMD age is 72 for someone born in 1950; age 73 for someone born from 1951 through 1959; and age 75 for someone born in 1960 or later. The beginning RMD age for someone who turned age 70 ½ before 2020 is age 70 ½. If RMDs were started before 2023, the SECURE Act and SECURE 2.0 changes do not affect them. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA. Distributions that are rolled over to an IRA within 60 days are not immediately taxable. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all an individual’s IRAs including Simple Employer Pension (“SEP”) plans and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

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SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to the maximum amount specified in the Code. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs, including RMDs, are subject to the same requirements and restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Distributions that are rolled over to an IRA within 60 days are not immediately taxable. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Lifetime distributions from Roth IRAs are not subject to the RMD rules. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Corporate pension and profit-sharing plans under section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish Qualified Plans for themselves and their employees. RMDs must begin by April 1st, following the calendar year in which the later of the following occurs: (a) the year you reach age 72 (70 ½ if you reached age 70 1/2 before 2020; 72 if you reached age 72 after 2020; 73 if you reached age 72 after 2022; 75 if born in 1960 or later); or (b) the year you retire from employment with the employer that sponsors the plan. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the Premium Payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These Premium Payments may be subject to FICA (social security) tax. RMDs must begin by April 1st, following the calendar year in which the later of the following occurs: (a) the year you reach the specified age; or (b) the year you retire from employment with the employer that sponsors the plan, if allowed by the plan. The SECURE Act and SECURE 2.0 increased the age for RMDs. The beginning RMD age is 72 for someone born in 1950; age 73 for someone born from 1951 through 1959; and age 75 for someone born in 1960 or later. The beginning RMD age for someone who turned 70 ½ before 2020 is age 70 ½. If RMDs were started before 2023, the SECURE Act and SECURE 2.0 changes do not affect them. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death, or disability. Salary reduction contributions may also be distributed upon hardship but would generally be subject to penalties.

If your Contract was issued pursuant to a 403(b) plan, we are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer the payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

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Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment for his or her deferred compensation account. For non-governmental section 457 plans, all such investments are owned by and are subject to the claims of the general creditors of the sponsoring employer. RMDs must begin by April 1st, following the calendar year in which the later of the following occurs: (a) the year you reach the specified age; or (b) the year you retire from employment with the employer that sponsors the plan, if allowed by the plan. The SECURE Act and SECURE 2.0 increased the age for RMDs. The beginning RMD age is 72 for someone born in 1950; age 73 for someone born from 1951 through 1959; and age 75 for someone born in 1960 or later. The beginning RMD age for someone who turned 70 ½ before 2020 is age 70 ½. If RMDs were started before 2023, the SECURE Act and SECURE 2.0 changes do not affect them. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

Withdrawals. In the case of a Withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of the individual. In many cases, the “investment in the contract” under a Qualified Contract may be zero.

Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan or adoption agreement or consult a tax advisor for more information about these distribution rules. Please note important changes to the RMD rules during lifetime and at death. Under IRAs and defined contribution retirement plans, most non-spouse beneficiaries will no longer be able to satisfy the death distribution rules by “stretching” payouts over life. Instead, those beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020. Consult a tax adviser if you are affected by these new rules.

Required Minimum Distributions. Notwithstanding any provision of the Qualified Contract or Riders to the contrary, the distribution of an individual’s interest in the Qualified Contract shall be made in accordance with the requirements of the Code and the regulations thereunder. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Distributions Upon Death in Qualified Annuity Contracts

Distributions for deaths that occurred before December 31, 2019, where distributions had begun before death. If the Owner died after distributions had begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.

Distributions for deaths that occurred before December 31, 2019, where distributions had not begun before death. If the Owner died before distribution had begun, distribution of the individual’s entire interest will be completed by December 31st of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distribution in accordance with (1) or (2) below:

1)	If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31st of the calendar year immediately following the calendar year in which the Owner died.

2)	If the designated Beneficiary is the Owner’s surviving spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of (A) December 31st of the calendar year immediately following the calendar year in which the individual died or (B) December 31st of the calendar year in which the individual would have attained age 70 1/2.

3)	If the designated Beneficiary is the Owner’s surviving spouse, the spouse may treat the Contract as his or her own Qualified Annuity Contract. This election will be deemed to have been made if such surviving spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

Distributions for deaths occurring after December 31, 2019. You should refer to your retirement plan or adoption agreement or consult a tax advisor for more information about these distribution rules. Please note important changes to the RMD rules. Under IRAs and defined contribution retirement plans, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over life. Instead, those Beneficiaries will have to take their post-death distributions within ten years regardless of whether distributions have begun. Certain exceptions apply to “eligible designated Beneficiaries” which include a spouse, disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated Beneficiaries of individuals who die on and after January 1, 2020. You should refer to your retirement plan or adoption agreement or consult a tax advisor for more information about these distribution rules.

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Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

“Eligible rollover distributions” from section 401(a) plans, section 403(a) annuities, and section 403(b) plans, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution, from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as Beneficiary or alternate Payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse Beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation skipping transfer ("GST") tax when all or part of an annuity contract is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Tax. Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. The 3.8% tax will be applied to the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

At any time, the federal income tax laws and regulations that apply to the contract may change. We cannot predict when or if any new federal income tax law, regulation or administrative interpretation, or any amendment to any existing federal income tax law or administrative interpretation will be adopted or promulgated or will become effective, and whether any such law, regulation or interpretation may take effect retroactively. We and our representatives do not provide tax or legal advice. Your tax and financial situation is unique. You should consult your tax and/or legal advisor for advice and information specific to your situation.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

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22. GENDER NEUTRALITY

In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964 vary between men and women based on gender. The Court applied its decision to benefits derived from contributions made on or after August 1, 1983. Lower federal courts have since held that the Title VII prohibition of gender-distinct benefits may apply at an earlier date. In addition, some states prohibit using gender-distinct mortality tables.

The Contract uses gender-distinct actuarial tables, unless state law requires the use of gender-neutral actuarial tables. As a result, the Contract generally provides different benefits to men and women of the same age. Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.

23. DISTRIBUTION OF THE CONTRACTS

The Contracts are no longer available for sale. We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Contracts. ESI is a wholly owned indirect subsidiary of National Life Holding Company. Pursuant to this agreement, ESI serves as principal underwriter for the Contracts. ESI previously sold the Contracts through its registered representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sold the Contracts through their registered representatives (“selling broker-dealers”). ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates and is a member of FINRA.

ESI’s registered representatives who sold the Contracts are registered with FINRA and with the states in which they do business. More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999. You also can obtain information about ESI and its registered representatives (and selling broker-dealers and their representatives) from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Contracts. You may have purchased a Contract through a registered representative of ESI, and you also may have purchased a Contract from a selling broker-dealer. The maximum payment to a broker-dealer for selling the Contracts will generally be 6.5%; however, during certain promotional periods the commissions may have been higher. These promotional periods were determined by National Life and the maximum commission paid during these periods did not exceed 7.0%. We will pay the broker-dealer commission either as a percentage of the Premium Payment at the time it is paid, as a percentage of Contract Value over time, or a combination of both. A portion of the payments made to ESI or selling broker-dealers will be passed on to their registered representatives in accordance with their internal compensation arrangements. Those arrangements may also include other types of cash and non-cash compensation and other benefits. You may ask your registered representative for further information about what your registered representative and the selling broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Contracts sold through ESI registered representatives. National Life general agents may also receive fees from ESI relating to sales of the Contracts by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency.

National Life may provide loans to unaffiliated broker-dealers, who in turn may provide loans to their registered representatives, to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Contracts, and measures of business quality.

From time to time, in accordance with applicable law, we may offer specific sales incentives to selling broker-dealers. These incentives are not offered to all broker-dealers, and the terms of such incentives may vary among selling broker-dealers. The selling broker-dealers, on their own accord, may pass through some or all of these incentives to their registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life’s or their affiliates’ other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Contracts, such bonuses will be paid through the agent’s broker-dealer.

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National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash compensation paid by ESI to its registered representatives, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash reimbursements for payments in lieu of certain business expenses reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs. Sales of the Contracts may help registered representatives qualify for certain of these non-cash and cash compensation items, which are subject to all applicable laws, including FINRA rules and the SEC’s Regulation Best Interest.

Commissions and other incentives or payments described above are not charged directly to Contract owners or to the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

The Deutsche (with exception of the Small Cap Index VIP Fund), Franklin Templeton (with exception of the Global Discovery VIP Fund and the U.S. Government Securities VIP Fund), Invesco Oppenheimer, and T. Rowe Price (with exception of the Moderate Allocation Portfolio Fund), offered in the Contracts, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these Funds. In each case these payments amount to 0.25% of Variable Account assets invested in the particular fund. BlackRock’s Money Market Portfolio may make payments under its 12b-1 plan to ESI in consideration of services provided by ESI in selling or servicing shares of this Fund of up to 0.10% of Variable Account assets invested in the Funds.

See “Underwriters” in the SAI for more information about compensation paid for the sale of the Contracts.

24. LEGAL MATTERS

National Life is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings, and governmental examinations. Although National Life is not aware of any actions, proceedings, or allegations that reasonably should give rise to a material adverse impact to National Life’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty.

25. FINANCIAL STATEMENTS

The financial statements of National Life and the Variable Account are included in the SAI. The financial statements should be considered only as bearing on National Life’s general financial strength, claims paying ability, and ability to meet its obligations under the Contracts. In addition to Fixed Account and Guaranteed Account allocations, general account assets are used to pay benefits that exceed your Contract Value under the Contract. National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate. National Life also enters into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed annuity products, and may enter into other types of derivatives transactions. All National Life’s General Account assets are exposed to various investment risks. National Life’s financial statements include a further discussion of risks associated with General Account investments. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

26. STATEMENTS AND REPORTS

National Life will provide to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations. Owners should therefore give National Life prompt notice of any address change. National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner’s Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges, or Withdrawals. Quarterly statements are also provided detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner’s Contract.

To eliminate duplicate mailings and reduce expenses, we may provide only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses or summary prospectuses for the Funds, even if more than one Owner lives there. If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

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27. APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT

Following is the list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://nationallife.onlineprospectus.net/NationalLife/ProductDocuments. You can also request this information at no cost by calling 1-800-732-8939 or by sending an email request to service@nationallife.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[9]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Growth & Income	AB VPS Balanced Hedged Allocation Portfolio (Class B) Investment Adviser: AllianceBernstein L.P.	0.93%	17.36%	5.64%	6.74%
Small Mid Value Equity	AB VPS Discovery Value Portfolio (Class A) Investment Adviser: AllianceBernstein L.P.	0.82%	2.89%	8.75%	8.55%
Growth & Income	AB VPS Dynamic Asset Allocation Portfolio (Class B) Investment Adviser: AllianceBernstein L.P.	1.10%	13.21%	4.74%	5.25%
International Equity	AB VPS International Value Portfolio (Class B) Investment Adviser: AllianceBernstein L.P.	1.15%	41.27%	10.19%	6.37%
Income	American Funds Insurance Series American High-Income Trust (Class 4) Investment Adviser: Capital Research and Management Company	0.83%	7.93%	5.33%	6.68%
Growth & Income	American Funds Insurance Series Asset Allocation Fund (Class 4) Investment Adviser: Capital Research and Management Company	0.80%	15.59%	8.70%	9.50%

9 Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are generally expected to continue through April 30, 2026, and may be terminated at any time thereafter at the option of the Fund. Annual expenses for the Funds for the year ended December 31, 2025, reflect temporary fee reductions under such an arrangement.

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Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[9]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
International Income	American Funds Insurance Series Capital World Bond Fund (Class 4) Investment Adviser: Capital Research and Management Company	0.98%	9.03%	-2.76%	0.97%
International Growth & Income	American Funds Insurance Series Capital World Growth & Income (Class 4) Investment Adviser: Capital Research and Management Company	0.92%	24.46%	10.01%	10.74%
International Equity	American Funds Insurance Series SMALLCAP World Fund (formerly, American Funds Insurance Series Global Small Capitalization Fund) (Class 4)[10] Investment Adviser: Capital Research and Management Company	1.15%	14.33%	0.23%	6.96%
Growth & Income	American Funds Insurance Series Growth-Income Fund (Class 4) Investment Adviser: Capital Research and Management Company	0.51%	16.12%	7.43%	8.82%
International Equity	American Funds Insurance Series New World Fund (Class 4) Investment Adviser: Capital Research and Management Company	1.08%	27.92%	5.06%	8.98%
Growth & Income	BlackRock 60/40 Target Allocation ETF V.I. Fund (Class III) Investment Adviser: BlackRock Advisors, LLC	0.44%	15.37%	7.05%	8.45%
Growth & Income	BlackRock Advantage SMID Cap V.I. Fund (Class III) Investment Adviser: BlackRock Advisors, LLC	0.80%	10.87%	6.77%	10.85%
International Equity	BlackRock Equity Dividend V.I. Fund (Class III) Investment Adviser: BlackRock Advisors, LLC	0.92%	21.32%	11.45%	11.01%

10 On or around May 1, 2026, American Funds Insurance Series Global Small Capitalization Fund (Class 4) will have a name change to American Funds Insurance Series SMALLCAP World Fund (Class 4).

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Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[9]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
International Growth & Income	BlackRock Global Allocation V.I. Fund (Class III) Investment Adviser: BlackRock Advisors, LLC Subadvisers: BlackRock (Singapore) Limited and BlackRock International Limited	0.99%	19.42%	5.51%	7.33%
Money Market[11]	BlackRock Government Money Market V.I. Fund (Class I) Investment Adviser: BlackRock Advisors, LLC	0.30%	N/A	N/A	N/A
Large Growth Equity	Fidelity VIP Contrafund Portfolio (Service Class 2) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.81%	33.45%	16.74%	13.33%
Aggressive Growth	Fidelity VIP Disciplined Small Cap Portfolio (Service Class 2) Investment Adviser: Fidelity Management & Research Company (FMR)	0.57%	17.09%	10.09%	10.31%
Growth	Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Investment Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.86%	18.49%	13.38%	14.58%

11 As a money market fund, the BlackRock Government Fidelity Money Market V.I. Fund (Class I) does not report average annual total returns.

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Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[9]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Growth & Income	Fidelity VIP Freedom Retirement Portfolio (formerly, Fidelity VIP Freedom Income Portfolio) (Service Class 2)[12] Investment Adviser: Fidelity Management & Research Company (FMR)	0.25%	9.31%	2.08%	4.17%
Growth	Fidelity VIP Growth Opportunities Portfolio (Service Class 2) Investment Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.81%	21.73%	11.04%	19.64%
Index Equity	Fidelity VIP Index 500 Portfolio (Service Class 2) Investment Adviser: Fidelity Management & Research Company (FMR) Subadviser: Geode Capital Management, LLC	0.34%	17.48%	14.03%	14.42%
Mid Cap Blend	Fidelity VIP Mid Cap Portfolio (Service Class 2) Investment Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.80%	11.49%	9.83%	10.31%
Growth & Income	Fidelity VIP Real Estate Portfolio (Service Class 2) Investment Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.85%	2.90%	3.98%	3.61%

12 On or around April 30, 2026, the Fidelity VIP Freedom Income Portfolio (Service Class 2) had a name change to Fidelity VIP Freedom Retirement Portfolio (Service Class 2).

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Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[9]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Growth & Income	Franklin Allocation VIP Fund (Class 4) Investment Adviser: Franklin Advisers Inc. Subadviser: Templeton Global Advisers Limited and other affiliates	0.91%	12.53%	5.59%	7.19%
Value Equity	Franklin Mutual Global Discovery VIP Fund (Class 4) Investment Adviser: Franklin Mutual Advisers, LLC	1.26%	23.25%	11.88%	8.41%
Growth & Income	Franklin Rising Dividends VIP Fund (Class 4) Investment Adviser: Franklin Advisors, Inc.	0.98%	11.66%	9.38%	11.98%
Small-Mid Cap Growth	Franklin Small-Mid Cap Growth VIP Fund (Class 4) Investment Adviser: Franklin Advisers, Inc.	1.18%	2.40%	0.92%	9.78%
Aggressive Growth	Goldman Sachs VIT Mid Cap Growth Fund (Service Class Shares) Investment Adviser: Goldman Sachs Asset Management, L.P.	0.98%	7.36%	4.67%	11.58%
Value	Goldman Sachs VIT Mid Cap Value Fund (Service Class Shares) Investment Adviser: Goldman Sachs Asset Management, L.P.	1.07%	9.13%	9.77%	9.75%
Aggressive Growth	Goldman Sachs VIT Small Cap Equity Insights Fund (Service Class Shares) Investment Adviser: Goldman Sachs Asset Management, L.P.	1.06%	15.82%	10.19%	10.57%
International Growth & Income	Goldman Sachs VIT Trend Driven Allocation Fund (Service Class Shares) Investment Adviser: Goldman Sachs Asset Management, L.P.	0.93%	9.89%	5.91%	5.77%

55

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[9]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series II) Investment Adviser: Invesco Advisers, Inc.	1.11%	4.53%	3.64%	11.10%
Growth & Income	Invesco V.I. Diversified Dividend Fund (Series II) Investment Adviser: Invesco Advisers, Inc.	0.93%	15.44%	10.53%	8.93%
Growth & Income	Invesco V.I. Equity and Income Fund (Series II) Investment Adviser: Invesco Advisers, Inc.	0.81%	12.52%	8.68%	8.64%
International Equity	Invesco V.I. EQV International Equity Fund (Series II) Investment Adviser: Invesco Advisers, Inc.	1.15%	16.23%	3.42%	5.95%
International Growth & Income	Invesco V.I. Global Real Estate Fund (Series II) Investment Adviser: Invesco Advisers, Inc. Subadviser: Invesco Asset Management Limited	1.27%	7.61%	1.49%	2.18%
Income	Invesco V.I. Government Securities Fund (Series II) Investment Adviser: Invesco Advisers, Inc.	0.95%	6.95%	-0.22%	1.34%
High Income	Invesco V.I. High Yield Fund (Series II) Investment Adviser: Invesco Advisers Inc.	1.15%	6.58%	3.40%	4.55%
Growth	LVIP American Century Capital Appreciation Fund (Service Class) Investment Adviser: Lincoln Financial Investments Corporation Subadviser: American Century Investment Management, Inc.	0.94%	6.56%	5.02%	13.31%

56

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[9]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Growth & Income	LVIP American Century Large Company Value Fund (Service Class) [13] Investment Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.85%	15.23%	9.84%	9.35%
Growth	LVIP American Century Ultra Fund (Service Class) Investment Adviser: Lincoln Financial Investments Corporation Subadviser: American Century Investment Management, Inc.	0.90%	12.67%	11.52%	17.00%
Growth & Income	LVIP American Century Value Fund (Service Class) Investment Adviser: Lincoln Financial Investments Corporation Subadviser: American Century Investment Management, Inc.	0.86%	15.85%	11.47%	10.07%
Large Growth	T. Rowe Price Blue Chip Growth Portfolio (II Class) Investment Adviser: T. Rowe Price Associates, Inc.	1.00%	18.43%	11.41%	15.25%
Large Value	T. Rowe Price Equity Income Portfolio (II Class) Investment Adviser: T. Rowe Price Associates, Inc.	0.99%	14.07%	10.89%	10.24%
Sector Equity	T. Rowe Price Health Sciences Portfolio (II Class) Investment Adviser: T. Rowe Price Associates, Inc.	1.11%	17.80%	3.86%	8.70%

13 On or about June 4, 2026, the LVIP American Century Large Company Value Fund (Service Class) will be merged into the LVIP American Century Value Fund (Service Class).

57

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[9]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Mid-Cap	T. Rowe Price Mid-Cap Growth Portfolio II Investment Adviser: T. Rowe Price Associates, Inc. Investment Subadviser: T. Rowe Price Investment Management, Inc.	1.09%	3.29%	3.58%	9.54%
International Equity	Templeton Developing Markets VIP Fund (Class 4) Investment Adviser: Templeton Asset Management, Ltd. Subadviser: Franklin Templeton Investment Management Limited	1.47%	46.09%	5.34%	10.28%
International Equity	Templeton Global Bond VIP Fund (Class 4) Investment Adviser: Franklin Advisors, Inc.	0.81%	15.56%	-1.05%	-0.25%
Hybrid Equity and Debt	Touchstone Balanced Fund (Class I) Investment Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.	0.79%	14.16%	8.64%	9.81%
Investment- Grade Bond	Touchstone Bond Fund (Class I) Investment Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.	0.61%	7.63%	-0.14%	2.13%
Large Blend Equity	Touchstone Common Stock Fund (Class I) Investment Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.	0.73%	17.83%	13.80%	14.20%

58

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[9]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Small Growth Equity	Touchstone Small Company (Class I) Investment Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.	0.76%	9.72%	9.10%	11.37%
Foreign Equity	Van Eck VIP Emerging Markets (Class S) Investment Adviser: Van Eck Associates Corporation	1.55%	29.63%	-1.10%	5.32%
Global Sector Equity	VanEck VIP Global Resources Fund (Class S) Investment Adviser: Van Eck Associates Corporation	1.32%	36.17%	10.24%	8.06%

National Life Insurance Company

One National Life Drive

Montpelier, VT 05604

1-800-732-8939

www.nationallife.com

The Statement of Additional Information (“SAI”) includes additional information about the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus in Section 5, Principal Risks of Investing in the Contract, and Section 6, National Life, The Variable Account, and The Investment Options. The SAI is available without charge, upon request. You can make inquiries about your Contract and obtain the SAI by writing to us at the above address, or by calling 1-800-732-8939.

The SEC maintains a website (www.sec.gov) that contains the registration statement, including the SAI, and other information filed electronically by National Life concerning the Contract and the Variable Account. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000171434

59

Sentinel Advantage Variable Annuity

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

Issued by

National Life Insurance Company

through

National Variable Annuity Account II

The date of this prospectus is April 30, 2026. This prospectus states the information about the National Variable Annuity Account II (“Variable Account”), the Sentinel Advantage Variable Annuity (“Contract”), and National Life Insurance Company (“National Life,” “we” or “us”) you should know before investing. This prospectus is a disclosure document and describes the Contract’s material features, benefits, rights, and obligations. The description of the Contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the Contract are changed after the date of this prospectus, in accordance with the Contract, those changes will be described in a supplemented prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. It is important that you also read the Contract and endorsements, which may reflect additional non-material state variations or other non-material variations. Please carefully read this prospectus and any related documents and keep everything together for future reference.

This Contract is not available to new purchasers.

This Contract is a complex investment and involves risks, including potential loss of principal. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties. Amounts allocated to a Guaranteed Account may be subject to a market value adjustment (“MVA”) if withdrawn, surrendered, or transferred before the end of the guarantee period. The MVA may be positive or negative; however, a negative MVA is limited and will never be less than the initial deposit in the contract, less any withdrawals plus interest. Contracts purchased and surrendered within the first year are subject to a 7% contingent deferred sales charge. More information about the MVA is provided in Section 7, Charges and Adjustments. Any obligations, guarantees, and benefits of this Contract are subject to the financial strength and claims-paying ability of National Life. This prospectus describes the Investment Options and optional features that we currently offer under the Contract. At the time you purchased the Contract, it is possible that not all the optional features listed in this prospectus were available, as we reserved the right to prospectively restrict availability of the optional features. In addition, certain broker-dealers selling the Contracts may limit the Investment Options and/or optional features that are available to their customers. Ask your financial professional about which Investment Options and/or optional features are not offered. In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected. We reserve the right to limit the number of Contracts that you may purchase. We also reserve the right to refuse initial and any or all subsequent Premium Payments. Please confirm with us or your financial professional that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

Additional information about certain investment products, including individual flexible premium deferred variable annuities, has been prepared by staff of the Securities and Exchange Commission (“SEC”) and is available at www.Investor.gov.

The Contract makes available for fixed and variable Investment Options. The variable options are Subaccounts of the Separate Account, each of which invests in one of the Funds listed on Appendix A. More information about the Fixed Investment Options is provided in Section 10, The Fixed Account, and Section 11, The Guaranteed Accounts.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.

● Not FDIC/NCUA insured ● Not Bank/CU guaranteed ● May lose value ● Not a deposit ● Not insured by any federal agency

1.       GLOSSARY

Accumulation Unit - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

Annuitant - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life any annuity payments involving life contingencies depends. Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age. The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

Annuitization - The period during which annuity payments are received.

Annuitization Date - The date on which annuity payments commence.

Annuity Payment Option - The chosen form of annuity payments. Several options are available under the Contract.

Annuity Unit -An accounting unit of measure used to calculate the value of Variable Annuity payments.

Beneficiary - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Owner as set forth in the Contract.

Cash Surrender Value - An amount equal to Contract Value, minus any applicable Contingent Deferred Sales Charge, minus any applicable premium tax charge.

Chosen Human Being — An individual named at the time of Annuitization upon whose continuance of life any annuity payments involving life contingencies depends.

Code - The Internal Revenue Code of 1986, as amended.

Collateral Fixed Account — The portion of the Fixed Account which holds value that secures a loan on the Contract.

Contract Anniversary - An anniversary of the Date of Issue of the Contract.

Contract – The Sentinel Advantage Variable Annuity issued by National Life Insurance Company.

Contract Value - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amounts held in the Guaranteed Accounts, and minus any outstanding loan and accrued interest on such loans.

Contract Year - Each year the Contract remains in force commencing with the Date of Issue.

Date of Issue - The date shown as the Date of Issue on the Data Page of the Contract.

Death Benefit - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

Distribution - Any payment of part or all of the Contract Value.

Fixed Account - The Fixed Account is part of National Life’s general account and Guaranteed Accounts made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.

Fixed Annuity - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

Fund - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

Guaranteed Account — A Guaranteed Account is part of National Life’s general account. We guarantee a specified interest rate for the entire time an investment remains in a Guaranteed Account.

Home Office – National Life’s Home Office located at One National Life Drive, Montpelier, Vermont 05604; 1-800-732-8939 (telephone).

Individual Retirement Annuity (“IRA”) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

Investment Company Act — The Investment Company Act of 1940, as amended from time to time.

Investment Options – Consist of fixed options (the Fixed Account and the Guaranteed Account) and variable options (the Subaccounts).

Joint Owners - Two or more persons who own the Contract as tenants in common or as joint tenants. If Joint Owners are named, references to “Owner” in this prospectus will apply to both of the Joint Owners.

Market Value Adjustment (“MVA”) – A positive or negative adjustment applied to amounts surrendered, withdrawn, or transferred from the Guaranteed Account prior to the 30-day window before its termination date.

Maturity Date - The date on which annuity payments are scheduled to commence. The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life’s approval.

Monthly Contract Date - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities), or 457 of the Code.

Owner (“you”) - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

Payee - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.

Premium Payment - A deposit of new value into the Contract. The term “Premium Payment” does not include transfers among the Variable Account, Fixed Account, and Guaranteed Accounts, or among the Subaccounts.

Net Premium Payments - The total of all Premium Payments made under the Contract, less any premium tax deducted from premiums.

Qualified Contract - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

Qualified Plans - Retirement plans which receive favorable tax treatment under Section 401 or 403(a) of the Code.

Subaccounts - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds. Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

Tax-Sheltered Annuity - An annuity which qualifies for favorable tax treatment under Section 403(b) of the Code.

Valuation Day - Each day the New York Stock Exchange is open for business other than any day on which trading is restricted. Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day. A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m., Eastern Time.

Valuation Period - The time between two successive Valuation Days.

Variable Account -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated. The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund. The Variable Account is sometimes referred to as the Separate Account in this prospectus.

Variable Annuity - An annuity the accumulated value of which varies with the investment experience of a Separate Account.

Withdrawal - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.

2.       OVERVIEW OF THE CONTRACT

Q.            What is this Contract, and what is it designed to do?

A.	The Sentinel Advantage Variable Annuity (“SAVA”) Contract is intended to help you save for retirement or another long-term investment purpose through investments in a variety of Investment Options during the accumulation phase. The Contract also offers Death Benefits to protect your designated beneficiaries. Through the Annuitization feature, the Contract can supplement your retirement income by providing a stream of income payments. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent Withdrawals or intend to engage in frequent trading in the Funds.

Q.            How do I accumulate assets in the Contract and receive income from the Contract?

A.            Your Contract has two phases:

●	the accumulation phase, when you make Premium Payments to us, and
●	the income, or annuity, phase, when we make income payments to you.

Accumulation (Savings) Phase

During the accumulation phase, to help you accumulate assets, you can allocate your Premium Payments to the Variable Account, the Fixed Account, or the Guaranteed Accounts.

The Variable Account is divided into Subaccounts. Each Subaccount invests in a corresponding (mutual fund) Fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns.

The Fixed Account offers an effective annual interest rate of at least the minimum required by your state.

The Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment if the Contract Value remains in the Guaranteed Account for the specified period.

A list of Funds in which the Variable Account currently invest is provided in Section 28, Appendix A: Funds Available Under the Contract. More information about the Fixed Investment Options is provided in Section 10, The Fixed Account, and Section 11 – The Guaranteed Accounts.

Income (Annuity) Phase

You can elect to annuitize your Contract and turn your Contract Value into a stream of fixed and/or variable income payments from us (variable payments depend on the investment performance of the Subaccounts.) We will pay proceeds according to the Annuity Payment Option you select. If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum instead of annuity payments. If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100. In no event will annuity payments be less frequent than annually.

Please note that if you annuitize, your Contract Value will be converted to income payments, and you may no longer withdraw money at will from your Contract. Death Benefits and all add-on benefits (including accelerated benefit riders) terminate when you begin taking income payments.

Q.            What are the Contract’s primary features and options?

A.	Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay a contingent deferred sales charge, charges due under any optional endorsement and/or taxes, including tax penalties). Certain Withdrawals could substantially reduce or even terminate the benefits available under the Contract.

Tax Treatment. Your Premium Payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your Contract, such as when (1) you make a Withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a Death Benefit.

Death Benefits. The Contract provides for payment of a Death Benefit to the Beneficiary, the amount of which depends on when the Contract was issued (i.e., before or after November 1, 2003), whether the Owner dies before or after Annuitization, whether the Enhanced Death Benefit Rider is elected, age of Owner or oldest Joint Owner at death and whether death occurs prior to or after the Contract Anniversary, Contract Value, and Net Premium Payments made to the Contract (less all Withdrawals and less all outstanding loans and accrued interest). All amounts paid will be reduced by premium tax charges, if any. An additional fee applies if the add-on enhanced Death Benefit rider was elected.

Withdrawal Options. You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see Section 18, Surrenders and Withdrawals). A Withdrawal or a surrender may be restricted under certain Qualified Contracts and result in federal income tax, including a federal penalty tax (see Section 22, Federal Income Tax Considerations). You may have to pay a surrender charge and/or (in the case of Contract Value allocated to a Guaranteed Account) a market value adjustment (“MVA”) on the Withdrawal.

Loan Provisions. Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, you will be able to borrow on your Contract. Loans will be subject to the terms of the Contract and the Code. If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available any time prior to the Annuitization Date. We may limit the number of loans available on a single contract. Loans may be subject to a minimum and maximum amount. Refer to Section 16, Loans, for additional information.

Transfers. You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request. You may also elect telephone transaction privileges. We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty. You may, one time each year between January 1st and February 15th, transfer a portion of the unloaned value in the Fixed Account to the Variable Account.

Rebalancing. At no additional charge, you can arrange to have us automatically reallocate your Contract Value among Subaccounts periodically to maintain your selected allocation percentages. Certain restrictions apply.

Dollar Cost Averaging. Alternately, at no additional charge, you may select Dollar Cost Averaging, which automatically transfers a dollar amount or percentage of money periodically into Subaccounts you select from the Money Market Subaccount.

Market Value Adjustment

Amounts allocated to a Guaranteed Account may be subject to an MVA if withdrawn, surrendered, or transferred before the end of the guarantee period. The MVA may be positive or negative; however, a negative MVA is limited and will never be less than the initial deposit in the contract, less any withdrawals plus interest. Contracts purchased and surrendered within the first year are subject to a 7% contingent deferred sales charge (“CDSC”). More information about the CDSC and the MVA is provided in Section 7, Charges and Adjustments.

3.       KEY INFORMATION

Important Information You Should Consider About the Sentinel Advantage Variable Annuity

	FEES, EXPENSES, AND ADJUSTMENTS	LOCATION IN PROSPECTUS FOR GREATER DETAIL
Are There Charges or Adjustments for Early Withdrawals?	Yes. A Contingent Deferred Sales Charge (“CDSC”) may be assessed. We do not deduct a sales charge from Premium Payments. However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a CDSC not to exceed 7% of the lesser of the total of all Net Premium Payments made within 7 years prior to the date of the request to surrender or the amount surrendered. For example, if you make an early Withdrawal, you could pay a surrender charge of up to $7000.00 on a $100,000 investment. In addition, amounts allocated to a Guaranteed Account may be subject to an MVA if withdrawn, surrendered, or transferred before the end of the guarantee period. The MVA may be positive or negative; however, a negative MVA is limited and will never be less than the initial deposit in the contract, less any withdrawals plus interest. Tax penalties may also apply.	SECTION 7, CHARGES AND ADJUSTMENTS
Are There Transaction Charges?	Yes. In addition to the CDSC and the MVA described above, you may be charged a transfer charge of $25 for each transfer in excess of 12 transfers in a Contract Year. You may also be charged a transaction charge if you request expedited delivery or wire transfer of funds.	SECTION 7, CHARGES AND ADJUSTMENTS

Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected.
ANNUAL FEE	MINIMUM	MAXIMUM
Base Contract[1]	1.40%	1.40%	SECTION 7, CHARGES AND ADJUSTMENTS – Deductions from the Variable Account
Investment Options (Underlying Fund fees and expenses)[2]	0.10%	1.49%	SECTION 7, CHARGES AND ADJUSTMENTS – Other Charges
Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.20%	0.20%	SECTION 20, OPTIONAL ENHANCED DEATH BENEFIT RIDER

1 As a percentage of the daily average Variable Account Contract Value, including the Mortality and Expense Risk and Administrative Charge.

2 As a percentage of average Fund net assets.

3 The charge for the Optional Enhanced Death Benefit Rider is 0.20% of the Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take Withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	LOWEST ANNUAL COST ESTIMATE: $1,514.35	HIGHEST ANNUAL COST ESTIMATE: $3,455.54

Assumes:

●      Investment of $100,000

●      5% annual appreciation

●      Least expensive combination of Fund fees and expenses

●      No optional benefits

●      No sales charges

●      No additional purchase payments, transfers, or Withdrawals

Assumes:

●      Investment of $100,000

●      5% annual appreciation

●      Most expensive combination of add-on benefits, and Fund fees and expenses

●      No sales charges

●      No additional purchase payments, transfers, or Withdrawals

	RISKS		LOCATION IN PROSPECTUS FOR GREATER DETAIL
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract.		SECTION 5, PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Is this a Short-Term Investment?	No. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Amounts withdrawn from the Contract may result in surrender charges, taxes, or tax penalties. Withdrawal charges apply for up to seven (7) years following your last Premium Payment. They will reduce the value of your Contact if you withdraw money during that time. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long-term time horizon. Amounts allocated to a Guaranteed Account may be subject to an MVA if withdrawn, surrendered, or transferred before the end of the guarantee period. The MVA may be positive or negative; however, a negative MVA is limited and will never be less than the initial deposit in the contract, less any withdrawals plus interest. At the end of a Guaranteed Account’s specified period, Contract Value will be reallocated according to your instructions. If no instructions are provided, amounts will be reallocated to the money market subaccount.		SECTION 5, PRINCIPAL RISKS OF INVESTING IN THE CONTRACT and SECTION 11, THE GUARANTEED ACCOUNTS
What Are the Risks Associated with the Investment Options?

●      An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract.

●      Each Investment Option (variable and fixed) has its own unique risks.

SECTION 5, PRINCIPAL RISKS OF INVESTING IN THE CONTRACT and SECTION 11, THE GUARANTEED ACCOUNTS

●      Early Withdrawals from a Guaranteed Account Option are subject to an MVA, which could be positive or negative.

●      You should review the prospectus for the available Funds before making an investment decision.

What Are the Risks Related to the Insurance Company?	Any obligations, guarantees, and benefits of the Contract are subject to the financial strength and claims-paying ability of National Life. More information about National Life, including its financial strength rating, is available upon request from National Life by visiting our website at www.nationallife.com or by calling 1-800-732-8939.	SECTION 5, PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

RESTRICTIONS
Are There Limits on the Investment Options?

Yes, there may be limits on the Investment Options.

●      You may transfer the Contract Value among the Subaccounts of the Variable Account, between the Variable Account and the Fixed Account (subject to specific limitations), and between the Guaranteed Accounts and either the Fixed Account (subject to specific limitations) or the Subaccounts of the Variable Account, by making a written transfer request. In the case of transfers out of a Guaranteed Account prior to its termination date, an MVA will be applied.

●      We reserve the right to charge $25 for each transfer in excess of 12 in a Contract Year. We are not currently assessing transfer charges.

●      National Life may remove or substitute Funds as investment options available under the Contract.

SECTION 12, CONTRACT RIGHTS AND PRIVILEGES – Transfers, SECTION 7, CHARGES AND ADJUSTMENTS --Transfer Charge and SECTION 11, THE GUARANTEED ACCOUNTS
Are There any Restrictions on Contract Benefits?	Yes, not all add-on benefits (such as accelerated benefit riders) were available through all broker-dealers and may have varied by state or date of purchase. While the Contract was available for new sales, we reserved the right to modify or discontinue an add-on benefit at any time.	SECTION 14, BENEFITS AVAILABLE UNDER THE CONTRACT
TAXES
What Are the Contract’s Tax Implications?

●      Consult with a tax professional to determine the tax implications of an investment in and purchase payments received under this Contract.

●      If you purchase the Contract through a tax-qualified plan or Individual Retirement Annuity (“IRA”), you do not get any additional tax deferral.

●      Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a Withdrawal before age 59 ½.

SECTION 22, FEDERAL INCOME TAX CONSIDERATIONS
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?

Your registered representative or other investment professionals may receive compensation for selling this Contract to you in the form of commissions, revenue sharing, and other compensation programs. Accordingly, investment professionals may have a financial incentive to offer or recommend this Contract over another investment.

This Contract is not available to new sales.

SECTION 24, DISTRIBUTION OF THE CONTRACT
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable to purchase the new contract rather than continue to own your existing contract.	SECTION 12, CONTRACT RIGHTS AND PRIVILEGES

4.       FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making Withdrawals from an Investment Option or from the Contract. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make Withdrawals from an Investment Option or from the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase Payments	None
Contingent Deferred Sales Charge (as percentage of Net Premium Payments Withdrawn)	7%
Premium Taxes	3.5%
See below[4]
Transfer Charge	$25[5]

In addition, we deduct, or add, an MVA to any amount you surrender, withdraw, or transfer from a Guaranteed Account before its termination date.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Expenses (deducted daily as a percentage of Variable Account Contract Value

Annual Contract Fee[6]	$30
Base Contract Expenses	1.40%

Optional Benefit Expenses

Annual Charge for Optional Enhanced Death Benefit Rider	0.20% of Contract Value at the time of election
Loan Interest Spread (effective annual rate)	2.5%[7]

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the Funds and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from the Fund assets, including management and administration fees, distribution, and/or service (12b-1) fees, and other expenses as of December 31, 2025.	0.35%	10.54%

4 States may assess premium taxes on premiums paid under the Contract. Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment. National Life currently intends to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender. Refer to the “Premium Taxes” subsection in Section 7, Charges and Adjustments.

5 We reserve the right to make a $25 charge on each transfer in excess of 12 transfers in a Contract Year. However, no such charge is currently applied.

6 The Annual Contract Fee is assessed only upon Contracts which, as of the applicable Contract Anniversary, have a Contract Value of less than $50,000. The fee is not assessed on Contract Anniversaries after the Annuitization Date.

7 The Loan Interest Spread is the difference between the amount of interest we charge on loans (maximum 15%) and the amount of interest we credit to amounts held in the Collateral Fixed Account to secure the loan (maximum 12.5%).

Guaranteed Maximum Charges Examples

The table below is intended to help you compare the cost of investing in the Contract with the cost of investing in other Variable Annuity policies. These costs include transaction expenses, Contract fees, Variable Account annual expenses and Fund fees and expenses.

The Example assumes that you invest $100,000 in the Contract’s variable Investment Options for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and that you elected the Optional Enhanced Death Benefit Rider. The annual Contract fee is contemplated in the examples below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you surrender your Contract Value at the end of the applicable time period				If you annuitize or do not surrender at the end of the applicable time period
1 Year	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years
10,455.54	15,518.64	20,789.36	36,915.09	3,455.54	10,518.64	17,789.36	36,915.09

*The Contract may not be annuitized in the first two years from the Date of Issue.

The example does not represent past or future expenses. Your actual costs may be higher or lower.

5.       PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

This section is intended to summarize the principal risks of investing in the Contract. Additional risks and details regarding various risks and benefits of investing in the Contract are described in the relevant sections of the prospectus and the Statement of Additional Information (“SAI”).

Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.

Market Risk. You bear all the investment risk for amounts allocated to one or more of the Subaccounts, which invest in underlying Funds. If the Subaccounts you select increase in value, then your Contract Value goes up; if they decrease in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the Funds in which your Subaccounts invest. We do not guarantee the investment results of any Fund. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected underlying Fund(s), each of which has its own unique risks. You should review the Funds before making an investment decision.

Early Withdrawal Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with long time horizons. Withdrawals could result in surrender charges, a negative MVA (if withdrawn from a Guaranteed Account prior to its termination period), taxes, and tax penalties.

Insurance Company Risks. An investment in the Contract is subject to the risks related to us, National Life. Any obligations, guarantees, and benefits of the Contract are subject to the financial strength and claims-paying ability of National Life. If National Life experiences financial distress, it may not be able to meet its obligations to you.

Contract Changes Risk. We reserve the right to limit transfers and may charge $25 per transfer when you transfer your Contract Value between the Investment Options more than 12 times in a Contract Year. We currently do not charge this transfer fee. We also reserve the right to terminate certain Contract features such as the Dollar Cost Averaging and Rebalancing programs.

We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract.

In addition, we reserve the right to remove Subaccounts or substitute Funds as Investment Options that are available under the Contract.

Your ability to make additional Premium Payments may be restricted under the Contract, depending on the version of the Contract that you own, the add-on benefits that you have elected, and other factors. The maximum aggregate Premiums you may make without our prior approval is $1 million. The payment of subsequent Premiums, depending on market conditions at the time they are made, may or may not contribute to the various benefits under your Contract, including the add-on Death Benefits. Our right to restrict Premiums to a lesser maximum amount may also affect the benefits under your Contract.

Fees and Charges. Deduction of Contract fees and charges, and add-on benefit fees, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and add-on benefits up to the maximum guaranteed fees and charges stated in your Contract or add-on benefit endorsement.

Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA, Roth IRA or qualified plan. We cannot provide detailed information on all tax aspects of the Contracts. Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a Contract. We cannot predict what, if any, legislation will be proposed or enacted. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.

Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract owner information confidential).

Contract Benefits Risk. Certain benefits are subject to conditions. You may need to make early Withdrawals, which have the potential to substantially reduce or even terminate the benefits available under the Contract from the add-on benefits.

If your Contract includes one of the optional benefits, Withdrawals will reduce the value of the benefits in proportion to the amount of the Withdrawal relative to the total Contract Value at the time of Withdrawal. Accordingly, under certain circumstances, a Withdrawal could reduce the value of a benefit by more than the dollar amount of the Withdrawal.

Certain benefits under the Contract are contingent on several conditions being met. If those conditions are not met, you may not realize a benefit from the Contract or add-on benefit for which you have been charged a fee.

Other contracts or investments may provide more favorable returns or benefits than the Contract.

The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Subaccounts may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Subaccounts. (See Section 12, Contract Rights and Privileges —Disruptive Trading for more information.) We cannot guarantee that these policies and procedures will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Owners.

Cyber Security and Business Continuity Risk. Our variable insurance product business relies heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your contract to lose value. There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract Values.

The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.

6.       NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE INVESTMENT OPTIONS

National Life

National Life is domiciled in Vermont and authorized to transact life insurance and annuity business in all 50 states and the District of Columbia. National Life issues the Contracts described in this prospectus and has primary responsibility for administration of the Contracts and the Variable Account. National Life’s business address is One National Life Drive, Montpelier, Vermont 05604. National Life is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to Variable Annuity contracts that are registered under the Securities Act and regulated as insurance under state law.

National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company, all the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract’s benefits. Financial statements for National Life are contained in the SAI.

Our Financial Condition. National Life is obligated to pay all amounts promised to investors under the Contract, subject to its financial strength and claims-paying ability. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves to meet the contractual obligations of our General Account. To meet our claims-paying obligations, we monitor reserves so that we hold sufficient amounts to cover actual or expected claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information We encourage Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Vermont Department of Financial Regulation—as well as the financial statements of the Variable Account (on a consolidated basis)—are in the SAI. For a free copy of the SAI, call or write to us at our Home Office. In addition, the SAI is available on the SEC's website at http://www.sec.gov.

The Variable Account

The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law.

National Life registered the Variable Account with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act. Such registration does not involve supervision of the management of the Variable Account or National Life by the SEC.

The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct. National Life does not guarantee the investment performance of the Variable Account. Obligations under the Contracts are obligations of National Life. Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner. A separate Subaccount is established within the Variable Account for each of the Fund options.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (the “CEA”) with respect to the Variable Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the Separate Accounts.

The Funds (Variable Investment Options)

You may choose from among a number of different Subaccount options. The investment experience of each of the Subaccounts depends on the investment performance of the underlying Fund and there is a risk of losing money by investing in the Contract, including the loss of principal. Section 28, Appendix A gives a complete list of all of the Funds under the Contract.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

The Variable Account purchases and redeems shares of the Funds at net asset value. The Variable Account automatically reinvests all dividend and capital gain distributions of the Funds in shares of the distributing Funds at their net asset value on the date of Distribution. In other words, the Variable Account does not pay Fund dividends or Fund distributions out to you as additional units but instead reflects them in unit values.

Before choosing to allocate your Premium Payments and Contract Value, carefully read the prospectus for each Fund, along with this prospectus. There is no assurance that any of the Funds will meet their investment objectives. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the Funds. There is no assurance that the Fidelity Variable Insurance Products Government Money Market Fund (the “Fidelity Money Market Portfolio”) will be able to maintain a stable net asset value per share. You should know that during extended periods of low interest rates, and partly as a result of contract charges, the yields of the Fidelity Money Market Portfolio in which a Subaccount invests (the “Money Market Subaccount”) may also become extremely low and possibly negative.

Not all Funds may be available in all states or in all markets.

Section 28, Appendix A provides certain information on each Fund, including its name, fund type, and its investment adviser (and subadviser, if applicable), current expenses and performance. There is no assurance that any of the Funds will achieve their investment objective(s). Certain Funds may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets. The cost of those hedging strategies could limit the upside participation by such Funds in rising equity markets relative to other Funds. Please consult your registered representative. You can find detailed information about the Funds, including a description of risks and expenses, in the prospectuses for the Funds. You should read these prospectuses carefully before investing and keep them for future reference.

Voting Rights

Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds. These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account. If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner. The number of Fund shares attributable to each Owner is determined by dividing the Owner’s interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.

We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all contracts participating in the Variable Account. This means that a small number of Owners may control how we vote.

Each person who has a voting interest will receive periodic reports relating to the Funds, proxy material, and a form with which to give such voting instructions.

The Fixed Account and the Guaranteed Accounts (Fixed Investment Options)

Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account, including the Guaranteed Accounts discussed below, are not registered under the Securities Act of 1933 (“Securities Act”), nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion. Disclosures regarding the Fixed Account, the Guaranteed Accounts, and the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account. Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments. We will invest the assets of the Fixed Account and the Guaranteed Accounts in those assets we choose and allowed by applicable law.

As an insurance company, National Life is required by state insurance regulation to hold a specified number of reserves in order to meet all of the contractual obligations of our General Account. To meet our claims-paying obligations, we monitor reserves so that we hold enough to cover actual or expected claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

The Fixed Account

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account or the Guaranteed Accounts to the Fixed Account. Contract Value held in the Fixed Account will earn an effective annual interest rate of at least the minimum required by your state. For additional information regarding the Fixed Account refer to Section 10, The Fixed Account.

The Guaranteed Accounts

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account (or to a limited extent from the Fixed Account) to a Guaranteed Account with a duration of 3, 5, 7 or 10 years. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment if the Contract Value remains in the Guaranteed Account for the specified period of time. If you surrender your Contract or withdraw or transfer Contract Value out of a Guaranteed Account prior to the end of the specified period, a MVA will be applied to such Contract Value surrendered, withdrawn or transferred. For additional information regarding the Guaranteed Accounts refer to Section 11, The Guaranteed Accounts.

7.      CHARGES AND ADJUSTMENTS

All of the charges described in this section apply to Variable Account allocations, except for the MVA. Allocations to the Fixed Account are subject to CDSCs, the Annual Contract Fee, and Premium Tax deductions and the charge for the Enhanced Death Benefit Rider, if applicable. The MVA is only applicable to the Guaranteed Accounts. The Fixed Account and the Guaranteed Accounts are not subject to the Mortality and Expense Risk Charge and the Administration Charge.

We deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder. More particularly, the administrative services include:

●	processing applications for and issuing the Contracts;
●	processing purchases and redemptions of Fund shares as required (including automatic Withdrawal services);
●	maintaining records;
●	administering annuity payouts;
●	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
●	reconciling and depositing cash receipts;
●	providing Contract confirmations;
●	providing toll-free inquiry services; and
●	furnishing telephone transaction privileges.

The risks we assume include:

●	the risk that the actual lifespan of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);
●	the risk that Death Benefits, or the Enhanced Death Benefit under the optional Enhanced Death Benefit Rider, will exceed the actual Contract Value;
●	the risk that more Owners than expected will qualify for an exercise waiver of the CDSC; and
●	the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).

The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the CDSC collected may not fully cover all of the distribution expenses we incur. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

Deductions from the Variable Account

We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value (referred to as Base Contract Expenses in the Fee Table). The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.

Contingent Deferred Sales Charge

We may pay a commission up to 6.5% (up to 7.0% during certain promotional periods) for the sale of a Contract; however, we make no deduction for a sales charge from the Premium Payments for these Contracts. If a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a CDSC.

The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered. For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments. No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments. For tax purposes, a surrender is usually treated as a withdrawal of earnings first. This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

The CDSC applies to Net Premium Payments as follows:

Number of Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage	Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage
0	7%	4	3%
1	6%	5	2%
2	5%	6	1%
3	4%	7	0%

In any Contract Year after the first Contract Year, you may make Withdrawals, without a CDSC, of an aggregate amount equal to 15% of the Contract Value (except for in New Jersey and the State of Washington where the free amount is 10%). This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender. The CDSC-free feature is also non-cumulative. This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.

In the first Contract Year, a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each Premium Payment for each completed month since each Premium Payment. Two ways to access these CSDC-free amounts in the first Contract Year are by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (refer to the “Available Automated Fund Management Features” subsection in Section 17, Other Contract Rights and Privileges for additional information), or by making a Withdrawal that is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each Premium Payment times the number of completed months since each Premium Payment. You may be subject to a tax penalty if you take Withdrawals prior to age 59½ (see Section 22, “Federal Income Tax Considerations”). In New Jersey and the State of Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.

In addition, no CDSC will be deducted:

●	upon the Annuitization of Contracts,
●	upon payment of a Death Benefit pursuant to the death of the Owner, or
●	from any values which have been held under a Contract for at least 60 months.

No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account or a Guaranteed Account and the Variable Account; however, an MVA may apply to transfers out of a Guaranteed Account before the termination date of such account. More information on the MVA is provided below in this section.

When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where:

a)	is the amount which would otherwise be available for Withdrawal without application of a CDSC; and
b)	is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1 and subsequently surrenders the Contract prior to seven (7) years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request. This waiver is not available in the States of New Jersey and New York.

Annual Contract Fee

For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30. This fee will be assessed annually on each Contract Anniversary on which the Contract Value is less than $50,000. No Annual Contract Fee will be assessed after the Annuitization Date. This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Transfer Charge

Currently, transfers are permitted free of charge among the Subaccounts and the Guaranteed Accounts, and transfers among the Fixed Account, the Variable Account and the Guaranteed Accounts are permitted free of charge within the limits described above in Section 6, National Life, The Variable Account, and the Investment Options (however, an MVA will be applied to any transfer out of a Guaranteed Account prior to its termination date. See Section 11, “The Guaranteed Accounts”). We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. We would not anticipate making a profit on any future transfer charge.

If we impose a transfer charge, we will deduct it from the amount transferred. All transfers requested on the same Valuation Day are treated as one transfer transaction. Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Subaccount Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is made. These transfers will not count against the 12 free transfers in any Contract Year.

Premium Taxes

If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax, currently ranging up to 3.5%. We will pay premium taxes at the time imposed under applicable law. Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment. We currently intend to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

Other Charges

The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Funds. Information on the fees and expenses for the Funds is set forth in Section 4, Fee Table under the “Annual Fund Expenses” subsection.

More detailed information is contained in the prospectuses for the Funds, which are available at no charge by contacting us at the number and address listed on the first page of this prospectus.

We sold the Contracts through registered representatives of broker-dealers. These registered representatives were also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Contracts. You do not pay directly these commissions. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts (see Section 24, “Distribution of the Contracts”).

Market Value Adjustment with Guaranteed Account

Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred, or annuitized prior to the termination date of the Guaranteed Account. However, an MVA will be applied to a surrender of your Contract or any such Contract Value surrendered, withdrawn, or transferred (we refer to a surrender, Withdrawal, or transfer before the 30-day window as a “MVA Withdrawal”) from the Guaranteed Account prior to the 30-day window before its termination date.

We will apply the MVA before we deduct any applicable CDSC or taxes. An MVA will apply to Withdrawals from a Guaranteed Account prior to the 30-day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

An MVA reflects the change in current interest rates since we established a Guaranteed Account. The MVA may be positive or negative. Adjustments may be limited in amount, as described in more detail below.

Generally, if at the time of your MVA Withdrawal the applicable Market Value Adjustment Index (“Index”)8 interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account is higher than the applicable Index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed Account, then the MVA will result in a reduction of your Contract Value. If the opposite is true at the time of your MVA Withdrawal, then the MVA will result in an increase in your Contract Value. However, the MVA is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at the Contract’s minimum guaranteed interest rate. For Contracts issued on or after November 1, 2003, this minimum guaranteed interest rate may vary based on your state law and on prevailing interest rates but will be set at the time of issue of the contract and once set, will not vary over the life of the Contract. For Contracts issued prior to November 1, 2003, however, the MVA is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at 3.0% per annum.

No MVA is applied to the Death Benefit, a Contract on its Maturity Date, or any deduction from a Guaranteed Account made to cover the annual contract fee or rider charges. To the extent Contract Value is reduced, benefits under the Contract that are based on Contract Value may also be affected.

Information about the current MVA impact for a transaction may be obtained by contacting National Life. The MVA value can fluctuate daily, and any value quoted prior to a transaction may differ from the actual value calculated on the effective date of the transaction. Additional information on how the MVA is calculated, including the formula and examples is provided in the SAI. Additional information on the Guaranteed Accounts is provided in Section 11, “The Guaranteed Accounts”.

An MVA may apply to certain surrenders, Withdrawals, transfers, and Annuitization from a Guaranteed Account.

We pay compensation to broker-dealers who sold the Contracts (see Section 24, “Distribution of the Contracts”).

8 The Market Value Adjustment Index is the Treasury Constant Maturities series, as stated in the Federal Reserve Statistical Release H.15, updated weekly. In the event that this index is no longer available, a suitable replacement index, subject to the approval of the Insurance Commissioner of the state the Contract was issued in, will be utilized.

8.       GENERAL DESCRIPTION OF THE CONTRACT

We describe our basic Contract below. There may be differences in your Contract (such as differences in fees, charges or benefits) from the one described in this prospectus because of the requirements of the state where we issued your Contract. Please consult your Contract for its specific terms.

Issuance of a Contract

This Contract is not available to new purchasers.

The Contract is available to Owners up to and including age 85, on an age on nearest birthday basis, on the Date of Issue. If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue, again on an age on nearest birthday basis. If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners. At our discretion, we may issue Contracts at ages higher than age 85.

In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of ESI, the principal underwriter of the Contracts, or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.

If you are purchasing the Contract in connection with a tax-favored arrangement, including an IRA or a Roth IRA, you should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

You should not purchase this Contract if you plan to use it for speculation, arbitrage, a viatical settlement or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. By purchasing this Contract, you represent and warrant that you are not using this Contract for speculation, arbitrage, a viatical settlement or any other type of collective investment trust.

9.       THE VARIABLE ACCOUNT

Contractual Arrangements. National Life has entered or may enter into agreements with Funds pursuant to which the adviser or an affiliate pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other Separate Accounts in exchange for providing administration and other services to Owners on behalf of the Funds. Administration and services may include answering Owner’s questions about the Funds, providing prospectuses, shareholder reports and other Fund documents, providing Funds and their boards information about the Contracts and their operations and/or collecting voting instructions for Fund shareholder proposals. The amount of the compensation is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that National Life issues. These percentages may differ and we may be paid a greater percentage by some investment advisers or affiliates than others. The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services. The payments we receive as compensation for providing these services may be used by us for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing, and administering the Contracts, and (ii) that we incur, in our role as intermediary, in promoting, marketing, and administering a Fund. National Life may profit from these payments.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets pursuant to a 12b-1 plan. The 12b-1 plan is described in more detail in each Fund’s prospectus. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of an investment in Fund shares.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above. We review the Funds periodically and may remove a Fund or limit its availability to new Premium Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Funds you have chosen.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management and other fees that the Funds pay to their respective investment advisers, and in some cases, subadvisers and other service providers (see the Funds’ prospectuses for more information). As described above, an investment adviser or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

Conflicts of Interest. The Funds may also be available to Registered Separate Accounts offering Variable Annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other Separate Accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other Separate Accounts participating in the underlying Funds. A conflict may occur due to a change in law affecting the operations of variable life and Variable Annuity Separate Accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and Variable Annuity Payees, including withdrawal of the Variable Account from participation in the underlying Fund(s) involved in the conflict.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address. National Life may also call you to verify the change of address.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Maturity Date or the date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, then the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-732-8939 to make such changes.

10.       THE FIXED ACCOUNT

Minimum Guaranteed and Current Interest Rates

The Contract Value held in the Fixed Account that is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate which may vary from time to time, but which will be fixed at the issue of a Contract and will not vary over the life of the Contract, and will be at least the minimum effective interest rate required by your state’s law. For Contracts issued before November 1, 2003, the minimum guaranteed effective annual interest rate is 3.0%. For Contracts issued after November 1, 2003, the minimum fixed account annual interest rate is 1.0%. We may credit the Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee, but we are not obligated to do so. We have no specific formula for determining current interest rates. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts remains in effect for 12 months. In general, National Life expects to set the interest rates applicable to Contract Value held in the Fixed Account at rates which permit National Life to earn a profit on the investment of the Funds. At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate in our discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

Amounts deducted from the unloaned portion of the Fixed Account for the charge for the optional Enhanced Death Benefit Rider, the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis. Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.

National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below the applicable minimum rate or shorten the period for which the interest rate applies to less than 12 months.

For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

Enhanced Fixed Account

We may make available to the Contracts a special Fixed Account Option, called the “Enhanced Fixed Account.” The Enhanced Fixed Account allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate than otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account. You should keep in mind that the interest rate applicable to the Enhanced Fixed Account applies only for a specified period of time and to a principal balance in the Enhanced Fixed Account that declines over time as funds are moved into the Variable Account.

The Enhanced Fixed Account will be available to existing Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time. Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account. We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period. When we set an offer period, we will announce all the terms of the Enhanced Fixed Account and post this information on our web site at www.nationallife.com.

If more than one Enhanced Fixed Account is offered, we will reserve the right to allow you to participate in only one such offer at a time. In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers. Any Contract Value in the Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer. Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our Home Office.

We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts. The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account. We will declare this percentage at the time of the offer, in our discretion. Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

The Enhanced Fixed Account will be part of the Fixed Account described above.

Transfers into the Enhanced Fixed Account will not be allowed. The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request. If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends. If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

The Owner may terminate participation in the Enhanced Fixed Account at any time by notifying National Life at its Home Office. This will result in all value in the Enhanced Fixed Account being transferred in accordance with the Owner’s then-current premium allocation.

Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

Guaranteed Accounts, as described below in Section 11, are not available for the systematic transfers out of the Enhanced Fixed Account.

This program is not available simultaneously with Dollar Cost Averaging or Subaccount Rebalancing but is available with Systematic Withdrawals. Also, if you elect to receive benefits under an Accelerated Benefits Rider while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to the Money Market Subaccount.

We may permit, at our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account. If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required or if, for any other reason, the written instructions of the Owner cannot be carried out. We may hold these Premium Payments for up to 20 days before refunding them. Any amounts refunded will be credited with interest at 5.0% per annum. The Enhanced Fixed Account is not available in the State of Washington.

11.       THE GUARANTEED ACCOUNTS

Contract Owners may also allocate Net Premium Payments and/or Contract Value to one or more Guaranteed Accounts. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment if the Contract Value remains in a Guaranteed Account for the specified period of time. Guaranteed Accounts are currently available for three-, five-, seven- and ten-year periods.

Like the Fixed Account described above, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life’s general account, which supports its insurance and annuity obligations.

Investments in the Guaranteed Accounts

You may invest in a Guaranteed Account by allocating Net Premium Payments to a Guaranteed Account of the desired three-, five-, seven- and ten-year period, either on the application or by a later change in Net Premium Payment allocation. You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired three-, five-, seven- and ten-year period by making a written transfer request, or by telephone if the telephone transaction privilege applies. Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described above in Section 6, National Life, The Variable Account, and the Investment Options, for transfers from the Fixed Account to the Variable Account.

All deposits into a Guaranteed Account are subject to a $500 minimum. If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the Money Market Subaccount.

You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is later than your Contract’s Maturity Date.

Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period. We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. We expect to set the rates for the Guaranteed Accounts such that we will earn a profit on the investment of the Funds. If you surrender your Contract or withdraw or transfer Contract Value out of a Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this prospectus as an MVA will be applied to such Contract Value before the surrender, Withdrawal, or transfer. This MVA is described in detail in Section 7, Charges and Adjustments.

Currently there is no charge, apart from any MVA as referred to above, for transfers into or out of a Guaranteed Account. However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.

We may at any time change the number and/or duration of Guaranteed Accounts we offer. Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

Termination of a Guaranteed Account

The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to a Guaranteed Account. For example, if Contract Value is transferred to a 7-year Guaranteed Account on May 2, 2016, the termination date for this Guaranteed Account is May 2, 2023, or the next following Valuation Day if May 2, 2023, is not a Valuation Day.

We will notify you in writing of the termination of your Guaranteed Account. Such notification will normally be mailed approximately 45 days prior to the termination date for a Guaranteed Account. During the 30-day period prior to the termination date (the “30-day window”), you may provide instructions to reinvest the Contract Value in a Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time. No MVA will apply to any such reinvestment made as the result of instructions received during the 30-day window. In the event that you do not provide instructions during the 30-day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in a Guaranteed Account to the Money Market Subaccount of the Variable Account. No MVA will be applied to this transfer. You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available Investment Option.

Other Matters Relevant to the Guaranteed Accounts

If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no MVA will be applied to such Contract Value before the Death Benefit is paid.

If you own a section 403(b) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow Contract Value, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the Variable Account or to the Fixed Account prior to the processing of the loan. An MVA will apply to such transfer. We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment. While a loan is outstanding, premiums may not be allocated to, and transfers may not be made to, the Guaranteed Accounts.

The Guaranteed Accounts are not available in the states of Washington and Oregon. In Texas, only Contracts issued after April 8, 2002, are eligible to invest in the Guaranteed Accounts.

Preserver Plus Program

Under this program, you may place a portion of a Net Premium Payment into a seven-year or ten-year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment. We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net Premium Payment. The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.

Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from a Guaranteed Account prior to the end of the guarantee period. Keep in mind that if you have a Qualified Contract, you will be required to take minimum required distributions.

12.       CONTRACT RIGHTS AND PRIVILEGES

Transfers

You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below), and the Guaranteed Accounts by making a written transfer request. If you elect the telephone transaction privilege, you may make transfers by telephone. See the “Telephone Transaction Privilege” subsection in Section 17, Other Contract Rights and Privileges. Transfers are made as of the Valuation Day that the request for transfer is received, in good order, at our Home Office. Please remember that a Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m. Eastern Time. Transfers to or from the Subaccounts may be postponed under certain circumstances. See Section 15, Purchases and Contract Value, below. An MVA will be applied to transfers out of a Guaranteed Account prior to its termination date. See Section 11, The Guaranteed Accounts.

We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty. We reserve the right to restrict transfers to the Fixed Account and/or the Guaranteed Accounts to 25% of the Variable Account Contract Value during any Contract Year. For Contracts issued in Massachusetts only, we will enforce the above restrictions on your ability to move Contract Value into the Fixed Account and the Guaranteed Accounts only when the yield on investment would not support the statutory minimum interest rate. In addition, we will enforce these restrictions only in a manner that would not be unfairly discriminatory.

You may, one time each year between January 1st and February 15th, transfer a portion of the unloaned value in the Fixed Account to the Variable Account. We reserve the right to restrict this transfer to 10% of the Contract Value in the Fixed Account (25% in New York). After a transfer from the Fixed Account to the Variable Account or a Guaranteed Account, we reserve the right to require that the value transferred remain in the Variable Account or a Guaranteed Account for at least one year before it may be transferred back to the Fixed Account. Because of the Fixed Account’s transfer restrictions, it may take you several years to transfer all of your Accumulated Value in the Fixed Account to a Guaranteed Account or to the Subaccounts of the Variable Account. You should carefully consider whether the Fixed Account and a Guaranteed Account meet your investment criteria.

For Contracts issued after July 1, 2004, where this provision has been approved by your state insurance regulator, if you transfer Contract Value out of any Guaranteed Account, you may not transfer Contract Value back into any Guaranteed Account until one year has elapsed from the time of the transfer out of a Guaranteed Account.

We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

We have no current intention to impose a transfer charge. However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of 12 transfers in any one Contract Year. We may do this if the expense of administering transfers becomes burdensome. See the “Transfer Charge” subsection in Section 7, Charges and Adjustments.

Tax Free “Section 1035” Exchanges. You can generally exchange one non-qualified Variable Annuity contract for a fixed or variable annuity or a life insurance contract in a “tax-free exchange” under Section 1035 of the Code. Before making the exchange, you should compare both contracts carefully.

Disruptive Trading

Policy. The Contracts are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the Subaccounts or between the Subaccounts and the Fixed Account or a Guaranteed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds). These risks include:

●	the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund’s investments;
●	an adverse effect on Fund management, such as impeding a Fund manager’s ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and
●	increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”), and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the Subaccounts of variable products issued by these companies or retirement plans.

Deterrence. Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Contract on our administrative system so that the system will have to be overridden by National Life to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds. We may be required to share personal information about you with the Funds.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the Subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio. If we do not process a purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the Subaccount and the Fund could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund’s manager might otherwise choose to maintain or to liquidate Fund holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

13.       ANNUITY PERIOD

Maturity Date. The Maturity Date is the date on which annuity payments are scheduled to begin. You may indicate the Maturity Date on the application. The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts). If no specific Maturity Date is selected, the Maturity Date will be your 90th birthday, the 90th birthday of the oldest of Joint Owners, or the Annuitant’s 90th birthday if the Owner is not a natural person; or, if later, 10 years after the Date of Issue. You may elect a single payment equal to the Cash Surrender Value on the Maturity Date, rather than annuity payments. You may also settle the contract under a Payment Option prior to the scheduled maturity date. You may contact either your registered representative or the Home Office for requirements to settle the Contract. Please note that payment of any amount in excess of the Contract Value is subject to the financial strength and claims-paying ability of National Life. The contract owner will not be able to withdraw any Contract value amounts after the annuity commencement date.

If you request in writing (see “Ownership Provisions,” below), and we approve the request, the Maturity Date may be accelerated or deferred. However, we will not permit an acceleration of a Contract’s Maturity Date to any date before the 30-day window prior to the termination date of any Guaranteed Account held by the Contract. If an Owner of such a Contract desires to accelerate that Contract’s Maturity Date, the Owner must first transfer the Contract Value in all Guaranteed Accounts the termination dates of which would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account. An MVA will be applied to such Contract Value transferred out of the Guaranteed Accounts. See Section 11, The Guaranteed Accounts.

Election of Payment Options. You may, with prior written notice (in good order) and at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment. We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3 - Payments for Life with 120 months certain. You may elect, revoke, or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice. The Annuity Payment Options available are described below.

Frequency and Amount of Annuity Payments. The amount of your annuity payment depends in part on the frequency and duration of annuity payments. If you would like the amount of your annuity payments to be as large as possible, you should select an option that pays less frequently and for a shorter duration. On the other hand, if it is important for you to receive annuity payments as often and for as long a period as possible, you should select an Annuity Payment Option that pays more frequently and for a longer period. Please note that, in general, the more frequent or the longer the duration is for annuity payments, the smaller the amount that each annuity payment will be. We pay annuity payments as monthly installments, unless you select annual, semi-annual, or quarterly installments. If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected. In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100. In no event will we make payments under an annuity option less frequently than annually.

Annuitization - Variable Account

We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account. The following steps are taken to establish the number of Annuity Units representing each monthly annuity payment:

●	The dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;

●	The number of Annuity Units remains fixed during the annuity payment period;

●	The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and

●	The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

Once payments have begun, future payments will not reflect any changes in mortality experience.

Value of an Annuity Unit. The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased. The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see the “Net Investment Factor” subsection in Section 15, Purchases and Contract Value.

Assumed Investment Rate. A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts. We may make assumed investment rates available at rates other than 3.5%. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

Annuitization - Fixed Account

A Fixed Annuity is an annuity with payments that are guaranteed as to dollar amount during the annuity payment period. We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the gender of the Chosen Human Being, if applicable. The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date. The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

Annuity Payment Options

Any of the following Annuity Payment Options may be elected:

Option 1-Payments for a Stated Time. We will make monthly payments for the number of years selected, which may range from five (5) years to 30 years.

Option 2-Payments for Life. An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the Chosen Human Being. It would be possible under this option for the Payee to receive only one annuity payment if the Annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

Option 3-Payments for Life with Period Certain-Guaranteed. For an annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.

We may allow other Annuity Payment Options, including, if applicable, the Stretch Annuity Payment Option described below.

Some of the stated Annuity Payment Options may not be available in all states. You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization. If a request is approved by us, it will be permitted under the Contract.

Qualified Contracts (except Roth IRAs before the Owner’s death) are subject to the minimum distribution requirements set forth in the Code. If your Contract is a Qualified Contract, not all the Annuity Payment Options will satisfy RMD rules, particularly as those rules apply to your Beneficiary after your death. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete distributions within 10 years of the owner’s death to satisfy RMD rules. Please consult a tax advisor.

Under Payment Option 1, you may change to any other Payment Option at any time. At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments. Under Payment Option 1, you may also fully surrender the Contract at any time. Upon surrender in this situation, the Owner will receive the remaining value of the Contract, which is the value of the Contract used to determine the most recent payment amount, adjusted for investment performance through the date of surrender. Surrender is subject to any applicable CDSC at the time of the surrender.

Stretch Annuity Payment Option

We offer the Stretch Annuity Payment Option to Contracts that have paid Net Premium Payments, less any Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per Beneficiary participating in the payment option.

Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial Payee and a Beneficiary, as calculated based on Table VI of section 1.72-9 of the Income Tax Regulations (but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code ). For a Non-Qualified Contract, the Beneficiary may be a much younger person than the initial Payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

Please consult your authorized National Life representative for more information on the Stretch Annuity Payment Option.

The Stretch Annuity Payment Option may not satisfy Qualified Contract RMD rules for all beneficiaries. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete Death Benefit distributions within 10 years of the owner’s death in order to satisfy RMD rules.

You should consult your tax advisor about potential income, gift, estate, and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option. See Section 22, Federal Income Tax Considerations - Other Tax Issues, below.

Death of Owner

If you or a Joint Owner dies prior to the Annuitization Date, then we will pay (unless the Enhanced Death Benefit Rider has been elected) a Death Benefit to the Beneficiary.

The Contract provides that if you or a Joint Owner dies prior to the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, the Death Benefit will be equal to the greater of:

a)	the Contract Value, or

b)	the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value), and

c)	in each case minus any applicable premium tax charge to be assessed upon distribution.

Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

For Contracts issued prior to November 1, 2003, only, or if your state approved the adjustment referred to in (b) above for cases where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value after that date, or has not yet approved that adjustment, that adjustment will not be made. In the case of these Contracts, a Withdrawal will reduce the Death Benefit only by the amount of the Withdrawal.

The Contract further provides that if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

For Contracts issued prior to November 1, 2003, only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract. We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract. We will notify you if we discontinue this Death Benefit.

Unless the Beneficiary of a Non-Qualified Contract is the deceased or the Owner’s (or Joint Owner’s) spouse (as defined under Federal law), the Death Benefit must be distributed within five (5) years of such Owner’s death. The Beneficiary may elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy. Such annuity must begin within one year following the date of the Owner’s death and is currently available only as a Fixed Annuity. If the Beneficiary is the spouse of the deceased Owner (or, if applicable, a Joint Owner), then the Contract may be continued without any required Distribution. If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for Federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under Federal law. Consult a tax adviser for more information on this subject.

Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete Death Benefit distributions within 10 years of the owner’s death in order to satisfy RMD rules regardless of whether Annuitization had begun.

Death of Annuitant Prior to the Annuitization Date

If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary. If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant’s death, the Contract may be continued without any required Distribution. If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner. If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive, in good order, at our Home Office in writing:

●	due proof of the Annuitant’s or an Owner’s (or Joint Owner’s) death;

●	an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

●	any form required by state insurance laws.

If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits. If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law. If no election has been made by the end of such 90-day period commencing with the date we receive written notice, or as otherwise required by law, the Death Benefit will be paid in a single sum payment.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest-bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will send you or your Beneficiary a "draftbook"; you or your Beneficiary can access funds from the special account by writing a "draft" for all or a portion of the Death Benefit proceeds. We fund the "draft" writing privileges. The interest-bearing special account is not a bank account and is subject to the claims of our creditors. The interest-bearing special account is not insured nor guaranteed by the FDIC or any other government agency. We will send the Payee the "draftbook" within seven (7) days of when we placed the proceeds into the special account, and the Payee will receive any interest on the proceeds placed in the special account. There is no guaranteed rate of interest credited to the proceeds placed in the special account. However, any interest credited to the special interest-bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited. We may make a profit on all amounts left in the interest-bearing special account.

Generation-Skipping Transfers

We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, the payment will be reduced by any tax National Life is required to pay by section 2603 of the Code.

A direct skip may occur when property is transferred, or a Death Benefit is paid, to an individual two or more generations younger than the Owner.

Ownership Provisions

Unless otherwise provided, the Owner has all rights under the Contract. If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract. If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract. The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

Prior to the Annuitization Date, the Owner may name a new Owner. Such change may be subject to state and federal gift taxes and may also result in current federal income taxation (see Section 22, Federal Income Tax Considerations). Any change of Owner will automatically revoke any prior Owner designation. Any request for change of Owner must be in good order—(1) made by proper written application, (2) received and recorded by National Life at its Home Office, and (3) may include a signature guarantee as specified in the “Surrender and Withdrawal” provision below. The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time the request for change was received (in good order) and recorded.

The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date. Such a request must be made in writing on a form acceptable to us and must be signed by the Owner and the person to be named as Annuitant or contingent Annuitant. Any such change is subject to underwriting and approval by us.

14.       BENEFITS AVAILABLE UNDER THE CONTRACT

The following tables summarize information about the benefits available under the Contract.

Basic Death Benefit (automatically included with the Contract).

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Basic Death Benefit	Guarantees your beneficiaries will receive a benefit of at least your Contract Value on the date National Life receives all required documentation from your beneficiary.	No additional charge	● Withdrawals could significantly reduce the benefit. ● Benefit terminates on Annuitization.

Optional Death Benefit Available for a Fee.

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Optional Enhanced Death Benefit Rider[9]	Changes your basic Death Benefit during the accumulation phase of your Contract to the greater of: (i) basic Death Benefit or (ii) the largest Contract Value as of any prior Contract Anniversary plus Net Premium Payments (net of any applicable premium taxes and charges), reduced for Withdrawals and loans (including any applicable adjustments).	Maximum: 0.20% (of Contract Value)	● Withdrawals may prematurely reduce the value of this Death Benefit.

Other Optional Benefits Included with All Contracts at No Additional Cost

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Rebalancing	Automatically reallocates your Contract Value among Subaccounts periodically to maintain your selected allocation percentages.	None	● You may cancel your Rebalancing program using whatever methods you use to change your allocation instructions.
Dollar Cost Averaging	Automatically transfers a dollar amount or percentage of money periodically transferred automatically into the Subaccounts from the Money Market Subaccounts.	None	● Certain Subaccounts may not be appropriate for cost averaging transfers in volatile markets.
Systematic Withdrawals	Provides automatic Withdrawals on a monthly, quarterly, semi-annual, or annual basis.	None	● A CDSC may apply to Systematic Withdrawals.
Preserver Plus Program	Allows placing a portion of a Net Premium Payment into a seven-year or ten-year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment.	None

●      Amounts allocated to a Guaranteed Account will not equal the original Net Premium Payment if any transfer or Withdrawal is made from a Guaranteed Account prior to the end of the guarantee period.

●      Qualified Contracts are required to take minimum required distributions.

Accelerated Benefit Riders	Provides for accelerated Death Benefits prior to the death of a covered person in certain circumstances when a terminal illness or chronic illness create a need for access to the Death Benefit.	None	● Benefits accelerated under these Riders are discounted for interest and mortality. ● Once benefits have been accelerated, the Contract terminates.

9 This rider is no longer available for new election effective July 6, 2015.

15.       PURCHASES AND CONTRACT VALUE

This contract is not available to new purchasers.

Premium Payments

The Initial Premium Payment. The initial Premium Payment was required to be at least $5,000 for Non-Qualified Contracts, and at least $1,500 for Qualified Contracts. We may have at our discretion permitted initial Premium Payments lower than these minimums. For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts was at least $3,000.

Subsequent Premium Payments. Subsequent Premium Payments may be made at any time but must be at least $100 ($50 for IRAs). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment. For Contracts purchased in the State of Oregon prior to March 2, 2005, we are not permitted to accept subsequent Premium Payments on or after the third Contract Anniversary. We may accept subsequent Premium Payments on or after the third Contract Anniversary for new Contracts purchased in the State of Oregon. For Contracts purchased in the State of Massachusetts by Owners who were younger than 60 years old at the time of purchase, we will not accept Premium Payments after the Owner attains the age of 63. For Contracts purchased in the State of Massachusetts by Owners who were 60 or older at the time of purchase, we will not accept Premium Payments after the third Contract Anniversary.

The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent.

Transactions will not be processed on the following days: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Allocation of Net Premium Payments. In the application for the Contract, the Owner indicated how Net Premium Payments were to be allocated among the Subaccounts of the Variable Account, the Fixed Account, and/or the Guaranteed Accounts. These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see the “Telephone Transaction Privilege” subsection in Section 17, Other Contract Rights and Privileges); all such allocation instructions must be provided in good order. If you change the Contract’s premium allocation percentages, the Subaccount will automatically be discontinued unless you specifically direct otherwise. To allocate premiums other than to the existing allocation, the owner must submit a written request with clear direction separate from the check.

The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We allocated the initial Net Premium Payment within two (2) business days after receipt at our Home Office, if the application and all information necessary for processing the order were complete. We did not begin processing your purchase order until we received the application and initial Premium Payment at our Home Office, identified on the first page of this prospectus, from your agent’s broker-dealer.

If the application was not properly completed, we retained the initial Premium Payment for up to five (5) business days while attempting to complete the application. If the application was not completed at the end of the five-day period, we informed the applicant of the reason for the delay and immediately returned the initial Premium Payment, unless the applicant specifically consented to our retaining the initial Premium Payment until the application was complete. Once the application was complete, we allocated the initial Net Premium Payment as designated by the Owner within two (2) business days.

We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments at our Home Office, based on your allocation percentages then in effect. Please note that if you submit your Premium Payment to your agent, we will not begin processing the Premium Payment until we have received it from your agent’s selling firm. At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares. The net asset value of the shares purchased is converted into Accumulation Units.

When all or a portion of a Premium Payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange units in the Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

The Subaccount values will vary with their investment experience, and you bear the entire investment risk. You should periodically review your allocation percentages considering market conditions and your overall financial objectives.

We offered a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment came from the surrender of an annuity contract issued by National Life’s affiliate, Life Insurance Company of the Southwest. We paid this credit after the free look right with respect to the Contract had expired.

Value of a Variable Account Accumulation Unit

We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccounts commenced operations. We determine the value for any subsequent Valuation Period by multiplying the value of an Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. No minimum value of an Accumulation Unit is guaranteed. The number of Accumulation Units will not change because of investment experience.

Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor.

The Net Investment Factor measures the daily investment performance of that Subaccount.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (e.g., the Fidelity Money Market Portfolio).

Determining the Contract Value.

The Contract Value is the sum of:

1)	the value of all Variable Account Accumulation Units, plus

2)	amounts allocated and credited to the Fixed Account, plus

3)	amounts allocated and credited to a Guaranteed Account, minus

4)	any outstanding loans on the Contract and accrued interest on such loans.

When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value. We will not deduct charges or deductions from a Guaranteed Account unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and in the Fixed Account. If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first. Value held in the Fixed Account and the Guaranteed Accounts is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to CDSCs, the Annual Contract Fee, optional Enhanced Death Benefit Rider charge, and premium taxes, if applicable.

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Contracts. ESI is a wholly owned indirect subsidiary of National Life Holding Company. Pursuant to this agreement, ESI serves as principal underwriter for the Contracts. ESI’s principal business address is One National Life Drive, Montpelier VT 05602.

16.       LOANS

Loan Privilege - Tax Sheltered Annuities

Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract. Loans will be subject to the terms of the Contract and the Code. Amounts borrowed under a Contract do not participate in a Registrant’s investment experience and that loans, therefore, can affect the Contract value and Death Benefit whether or not the loan is repaid.

If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available any time prior to the Annuitization Date. We may limit the number of loans available on a single contract. You will be able to borrow a minimum of $1,500 (we may permit lower amounts). The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract (if you have Contract Value allocated to one or more Guaranteed Accounts, at the time you wish to take a loan, you must first transfer all such Contract Value out of those Guaranteed Accounts - see Section 11, The Guaranteed Accounts). In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities under your 403(b) Plan, including this Contract, exceed the lesser of:

a)	50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities held under your 403(b) Plan (or $10,000 if greater); or
b)	$50,000.

The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made. The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.

All loans will be made from the Collateral Fixed Account. When a loan is taken, an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account. We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value. No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.

Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than the minimum annual rate guaranteed for your Contract’s Fixed Account. On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loans must be repaid in substantially level payments, not less frequently than quarterly, within five (5) years. Loans used to purchase your principal residence must be repaid within 20 years. During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement. The maximum interest rate will be the greater of:

●	the Moody’s Corporate Bond Yield Average — Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or

●	4%.

The loan interest rate is subject to change on each Contract Anniversary. If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount. We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more. We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year. The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined and will never be higher than 15%.

20 days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due. Corresponding to the due date of each loan repayment, we will establish a “billing window” defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.

Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal. The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement are the amounts if all loan repayments are made exactly on the due date. The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date. The amount of principal will be the repayment amount minus the interest. The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loan repayments received outside of the billing window will be processed as a repayment of principal only. Only repayments received within the billing window may satisfy the amount due. If the payment received within the billing window is less than the amount due, it will be returned to you.

If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default. This amount may be taxable to the borrower and may be subject to the early withdrawal tax penalty. If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes but will not be offset against the Contract Value until such time as a distribution may be made. On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest. If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, we may restrict any transfer of the Contract that would otherwise qualify as a transfer as permitted in the Code.

Loans may also be subject to additional limitations or restrictions under the terms of the employer’s plan. Loans permitted under this Contract may be taxable in whole or part if the participant has additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), a loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. You should seek competent legal advice before requesting a loan. We are not responsible for determining whether a loan meets the requirements of ERISA, including the requirement that a loan bears a reasonable rate of interest.

If a loan is outstanding, all payments received from you will be considered loan repayments. Any payments received from your employer will be considered Premium Payments. We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans. We also reserve the right to assess a loan processing fee. IRAs, Non-Qualified Contracts, and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans. Profit sharing, 402(k), and 457(b) plans can also allow loans.

17.       OTHER CONTRACT RIGHTS AND PRIVILEGES

Telephone Transaction Privilege

If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or Subaccount Rebalancing, in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, and modify systematic Withdrawals by providing instructions to us at our Home Office over the telephone. You can make the election either on the application for the Contract or by providing a proper written authorization to us. We reserve the right to suspend telephone transaction privileges at any time and for any reason. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if those reasonable procedures are not followed. The procedures followed for telephone transfers will include one or more of the following:

●	requiring some form of personal identification prior to acting on instructions received by telephone,

●	providing written confirmation of the transaction, and

●	making a tape recording of the instructions given by telephone.

You should protect any form of personal identification used to access your account, as we may not be able to verify that the person providing instructions using such personal information is you or someone authorized by you.

Telephone transfers may not always be available. Telephone systems, whether yours, ours, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a death claim, by providing instructions to us at our Home Office at a designated fax number. Contact your agent for more information. We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available. Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

Electronic Mail (“email”) Transaction Privilege

You may provide transfer instructions by e-mail to our Home Office. Additionally, a National Life agent may provide transfer instructions by email to us at our Home Office on your behalf, if you have provided the agent the appropriate authority. Contact your agent for more information. We may suspend email transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Email transactions may not always be available. Electronic systems, whether yours, your agent’s, or ours can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of the request. If your agent experiences problems, you should make your request by mail.

Available Automated Fund Management Features

We currently offer the following free automated fund management features. However, we are not legally obligated to continue to offer these features, and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued. Only one of Dollar Cost Averaging and Subaccount Rebalancing is available under any single Contract at one time, but either may be used with Systematic Withdrawals.

Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us (in good order).

If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds. This procedure starts with the Monthly Contract Date, next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase, and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets. For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low-price levels as well as higher price levels.

Subaccount Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual, or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing.

In Contracts utilizing Subaccount Rebalancing from the Date of Issue, an automatic transfer takes place that causes the percentages of the current values in each Subaccount to match the current premium allocation percentages. This procedure starts with the Monthly Contract Date three (3), six (6), or 12 months after the Date of Issue and continues on each Monthly Contract Date three (3), six (6), or 12 months thereafter. Contracts electing Subaccount Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three (3), six (6), or 12 months thereafter. You may discontinue Subaccount Rebalancing at any time by submitting an appropriate change request form.

If you change the Contract’s premium allocation percentages, Subaccount Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Subaccount Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts that have had relatively unfavorable investment performance. Subaccount Rebalancing does not guarantee a profit or protect against a loss.

Systematic Withdrawals. At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take Systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. You may provide specific instructions as to how the Systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal. Moreover, Withdrawals may only be taken from the Guaranteed Accounts to the extent that the Contract Value in the Variable Account and the Fixed Account is insufficient to accomplish the Withdrawal. If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis; Contract Value will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Variable Account and the Fixed Account to accomplish the Withdrawal. Each systematic Withdrawal is subject to federal income taxes. In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are younger than age 59½. Unless you direct otherwise, we will withhold federal income taxes from each systematic Withdrawal. You may elect to have your systematic withdrawal payment electronically transferred to your checking or savings account by submitting the appropriate paperwork deemed by us to be in good order. A Systematic Withdrawal program terminates automatically when a systematic Withdrawal would cause the remaining Cash Surrender Value to be $3,500 or less (or, in the case of Contracts issued prior to November 1, 2003, if a systematic Withdrawal would cause the Contract Value to be $3,500 or less). If this happens, then the systematic Withdrawal transaction causing the Cash Surrender Value to fall below $3,500 will not be processed. You may discontinue Systematic Withdrawals at any time by notifying us in writing.

A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in the “Contingent Deferred Sales Charge” subsection in Section 7, Charges and Adjustments. If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington. Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC. In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC.

Limited Systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue). These Systematic Withdrawals are limited to monthly Systematic Withdrawal programs only. The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state). These Systematic Withdrawals will not be subject to a CDSC. The other rules for Systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each Premium Payment times the number of completed months since each Premium Payment. Systematic Withdrawals may not be elected if there is a policy loan.

Contract Rights Under Certain Plans

Contracts may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan and benefits available to participants under the plan, are governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

18.       SURRENDERS AND WITHDRAWALS

Surrender and Withdrawal

At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract. “Proper written application” means that you must request the surrender in writing. We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

We will, upon receipt of any such written request, pay you the Cash Surrender Value. The Cash Surrender Value will reflect any applicable CDSC (see the “Contingent Deferred Sales Charge” subsection in Section 7, Charges and Adjustments), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see the “Premium Taxes” subsection in Section 7, Charges and Adjustments. The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.

At any time before the death of the Owner and before the Contract is annuitized, the Owner may make a Withdrawal of a portion of the Contract Value. The minimum Withdrawal is $500, except where the Withdrawal is a minimum distribution as required by certain Qualified Contract rules or where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner’s investment advisor. At least $3,500 in Cash Surrender Value must remain after any Withdrawal. However, for Contracts issued prior to November 1, 2003, only (or a later date if your state approved this change after November 1, 2003), at least $3,500 in Contract Value must remain after any Withdrawal. If a withdrawal causes your Contract Value to fall below the $3,500 minimum, we may redeem your remaining contact value. Before we redeem your remaining Contract Value, we will provide you notice and give you the opportunity to increase your Contract Value to the $3,500 minimum. Withdrawals made for the purpose of taking a RMD in a retirement account are not subject to the $3,500 restriction.

Generally, Withdrawals in the first Contract Year and Withdrawals more than 15% (10% in New Jersey and the State of Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. However, in the first Contract Year, a CDSC-free Withdrawal is currently available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each Premium Payment for each completed month since each Premium Payment. For purposes of determining CDSC-free amounts in the first Contract Year only, all Premium Payments received prior to the first Monthly Contract Date will be considered to have been paid at the Date of Issue. One way to access these CDSC-free amounts in the first Contract Year is by setting up a monthly systematic Withdrawal program (see the “Available Automated Fund Management Features” subsection in Section 17, Other Contract Rights and Privileges). Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code. In addition, any amount withdrawn to meet minimum distribution requirements under the Code shall be free of CDSC. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each Premium Payment times the number of completed months since each Premium Payment. Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first. This method will tend to minimize the amount of the CDSC.

Withdrawals will be taken based on your instructions at the time of the Withdrawal. If you do not provide specific allocation instructions, or to the extent that Contract Value in the sources you specify are insufficient, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account. The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account. If it is necessary to take the Withdrawal from the Guaranteed Accounts, it will be taken pro rata from all Guaranteed Accounts in which there is Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis. To the extent a Withdrawal is taken from a Guaranteed Account, an MVA will be applied (see Section 7, Charges and Adjustments, above).

Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the Guaranteed Accounts based on the allocation percentages of the Withdrawal. Any amount of CDSC that we deduct from a Subaccount that is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). We will process Withdrawals on the Valuation Day we receive your request in good order. If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.

A Surrender or a Withdrawal generally reduce Contract Value and may affect Death Benefits or accelerated benefit riders and may have tax consequences. See Section 22, Federal Income Tax Considerations.

Payments

We will pay any funds surrendered or withdrawn from the Variable Account within seven (7) days of receipt of such request in good order at our Home Office. Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction. To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

●	when the New York Stock Exchange (“Exchange”) is closed;

●	when trading on the Exchange is restricted;

●	when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets; or

●	during any other period when the SEC, by order, so permits for the protection of security holders.

The rules and regulations of the SEC shall govern as to whether certain of the conditions prescribed above exist.

In addition, if, pursuant to SEC rules, the Fidelity Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, loan, or Death Benefit from the Fidelity Money Market Subaccount until the Portfolio is liquidated.

In cases where you surrender your Contract within 15 days of making a Premium Payment by check, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 15 days from our receipt of the payment item. You may avoid the possibility of this holdback by making Premium Payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We reserve the right to delay payment of any amounts allocated to the Fixed Account or to a Guaranteed Account payable because of a surrender, Withdrawal, or loan for up to six (6) months after we receive a written request in a form satisfactory to us.

If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide additional information about you and your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans, or Death Benefits, until instructions are received from the appropriate regulator.

Potential Delay of Disbursements

Rules adopted by the Financial Industry Regulatory Authority Inc. (“FINRA”) allow broker/dealers to place a hold on the disbursement of customer funds when they suspect senior financial exploitation. Please contact your registered representative for more information.

Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract

Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

a)	The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

1)	when the Owner attains age 59 1/2, severs employment, dies, or becomes disabled (within the meaning of Code Section 72(m) (7)); or
2)	in the case of hardship (as defined for purposes of Code Section 401(k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

b)	Amounts transferred to a Tax-Sheltered Annuity from other 403(b) contracts or accounts are generally subject to the same restrictions on Withdrawals applicable under the prior contract or account.

c)	For Tax-Sheltered Annuities issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on Withdrawals specified in your employer’s 403(b) plan, to comply with new tax regulations.

d)	The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:

1)	salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;
2)	earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and
3)	all amounts transferred from 403(b)(7) Custodial Accounts (except those amounts held as of the close of the last plan year beginning before January 1, 1989, and salary reduction contributions (but not earnings) after such date may be withdrawn in the case of hardship).

e)	We do not allow a Distribution other than as described above, except in the exercise of a contractual free look provision (when available). Any Distribution taken by the Owner other than as described above, including a Distribution because of the free look provision, may result in the immediate application of taxes and penalties and/or retroactive disqualification of the Tax-Sheltered Annuity. National Life is not responsible for any taxes, penalties, or other adverse consequences resulting from an Owner taking a Distribution.

A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life’s understanding of the Withdrawal restrictions which are currently applicable under Section 403(b)(11). Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be a violation of the restrictions stated in this provision.

The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts. If your Contract is a Tax-Sheltered Annuity, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that Premium Payments, as well as surrenders, Withdrawals, loans, or transfers you request, comply with applicable tax requirements and to decline premiums or requests that are not in compliance. We will not process Premium Payments, surrenders, Withdrawals, loans, or transfers until all information required under the tax law has been received. By directing Premium Payments to the Contract or requesting any one of these payments, you consent to the sharing of confidential information about you, the Contract, transactions under the Contract, and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

19.       CHANGES TO VARIABLE ACCOUNT

We reserve the right to create one or more new separate accounts, combine, or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time. In addition, if the shares of the Funds described in this prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts, or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract. The other Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Contracts. In general, no substitution of securities in the Variable Account may take place without prior approval of the SEC, or without reliance on an exception to obtaining SEC approval to substitute, and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.

20.       OPTIONAL ENHANCED DEATH BENEFIT RIDER

This rider is no longer available for new election effective July 6, 2015.

The Rider is subject to the restrictions and limitations set forth in it. Election of this optional benefit involves an additional cost. This Rider is not available in Texas. If you elected the Enhanced Death Benefit Rider, then the following enhanced Death Benefit will be payable to the Beneficiary if you (or the Annuitant if the Owner is not a natural person) die prior to the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies prior to the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), and prior to Annuitization. The Enhanced Death Benefit will equal the highest of:

a)	the basic Death Benefit as described above; and
b)	the largest Contract Value as of any prior Contract Anniversary after the Enhanced Death Benefit Rider was applicable to the Contract, plus Net Premium Payments, minus any Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any loan taken and accrued interest thereon, in each case since such Contract Anniversary.

We calculate this as of the date we receive due proof of death (in good order). Any applicable premium tax charge payable on your death will be applied to reduce the value of the determined enhanced Death Benefit (see the “Premium Taxes” subsection in Section 7, Charges and Adjustments).

If you (or the Annuitant if the Owner is not a natural person) die on or after the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies on or after the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), or after Annuitization, the Death Benefit will not be enhanced and will be an amount equal to Contract Value, less any applicable premium tax charge.

The annual charge for this Rider is 0.20% of Contract Value. After the Contract Anniversary on which you (or the Annuitant, if the Owner is not a natural person) are aged 80 on an age on nearest birthday basis (or in the case of Joint Owners, after the Contract Anniversary in which the oldest Joint owner is aged 80 on an age on nearest birthday basis), we discontinued the charge. See “Annual Charge for Optional Enhanced Death Benefit Rider” in the applicable Section 4, Fee Table.

Example:

How the Enhanced Death Benefit is Calculated

Assume that:

1)	you purchase this contract with a $200,000 Premium Payment (no additional Premium Payments are made);
2)	the Contract Value immediately preceding the Withdrawal is $180,000;
3)	the free Withdrawal amount is 15% immediate processing the Withdrawal and the surrender charge is 6%;
4)	$20,000 Withdrawal is made after the second Contract Anniversary;
5)	the Contract Value is $165,000 on the first Contract Anniversary, it is $220,000 on the second Contract Anniversary (Reset Anniversary); and
6)	you die in the third Contract Year and the Contract Value of the contract has decreased to $175,000.

The Death Benefit is the greatest of:

a)	the Contract Value

= $175,000;

b)	Net Premium Payments less any partial Withdrawals including surrender charges on that Withdrawal less any outstanding loans and accrued interest on that loan. If the net premium at the time of Withdrawal is higher than the Contract Value, then the net premium is reduced proportionally rather than dollar for dollar. In this example, the net premium is greater than the contract value at time of Withdrawal so the reduction is proportional.

= $177,777 ($200,000 * (1 - ($20,000 / $180,000)); or

c)	the highest Contract Value on any prior anniversary:

= $220,000 (Maximum of $165,000 and $220,000)

It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as taxable Withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

We distribute the Enhanced Death Benefit in the same manner as the normal Death Benefit. See the “Death of Owner” subsection in Section 13, Annuity Period.

21.       OPTIONAL ACCELERATED BENEFIT RIDERS

If the Contract has been in force for at least five (5) years, the Accelerated Benefit Riders provide accelerated Death Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. A terminal illness means that the covered person has been certified by a physician as having an illness or chronic condition that can reasonably be expected to result in death in 24 months or less from the date of certification. A covered chronic illness is an illness or physical condition of the covered person such that he or she: 1) is unable to perform (without substantial assistance from another individual) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or 2) requires substantial supervision by another person to protect the covered person from threats to health and safety due to his or her own severe cognitive impairment.

The terminal illness or chronic illness must have begun while the Contract was in force. Benefits accelerated under these Riders are discounted for interest and mortality. Once benefits have been accelerated, the Contract terminates. There is no cost for these Riders. They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue whose age, on an age on nearest birthday basis, is 0-75.

The covered person is the Owner, unless the Owner is not a natural person, in which case the covered person is the Annuitant. If there are Joint Owners, then each is considered a covered person. If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five (5) years from the date of the change.

Only a full acceleration of the Death Benefit will be allowed. The amount, which will never be less than the Cash Surrender Value of the Contract, will be paid in a lump sum. The amount must first be applied to pay any debt to us on the Contract.

Example: How the Accelerated Death Benefit is Calculated on a Contract with the Enhanced Death Benefit

Assume that:

1)	you purchase this contract with a $200,000 Premium Payment (no additional Premium Payments are made);

2)	the Contract Value immediately preceding the Withdrawal is $180,000;

3)	the free Withdrawal amount is 15% immediate processing the Withdrawal and the surrender charge is 6%;

4)	$20,000 Withdrawal is made after the second Contract Anniversary

5)	the Contract Value is $165,000 on the first Contract Anniversary, it is $220,000 on the second Contract Anniversary (Reset Anniversary); and

6)	you die in the third Contract Year and the Contract Value of the contract has decreased to $175,000.

The unaccelerated Death Benefit is the greatest of:

a)	the Contract Value

= $175,000;

b)	Net Premium Payments less any partial Withdrawals including surrender charges on that Withdrawal

= $180,000 ($200,000 – $20,000); or

c)	the highest Contract Value on any prior anniversary:

= $220,000 (Maximum of $165,000 and $220,000)

The accelerated Death Benefit is the Death Benefit multiplied by the acceleration discount factor:

= $176 ,000 ($220,000 * 0.8)

These Riders may not be available in all states, and their terms may vary by state. These Riders will not be available in New York, Oregon, Texas, Virginia, or Washington. Connecticut, Kansas, Louisiana, Minnesota, New Jersey, Pennsylvania, South Carolina, and Utah only allow the terminal illness portion of the Riders.

Any amount received under an ABR should be taxed in the same manner as a surrender of the Contract. See Section 22, Federal Income Tax Considerations.

22.       FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

If you invest in a Variable Annuity as part of an individual retirement plan, pension plan, or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Because the tax benefits of annuity contracts may not be needed in the context of Qualified Contracts, you generally should not buy a Qualified Contract for the purpose of obtaining tax deferral.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Taxation of Non-Qualified Contracts

Tax law imposes several requirements that variable annuities must satisfy to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Code requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of Variable Annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of our Contracts, we believe that the Owner of a Contract should not be treated as the owner of the assets of the separate account. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Contract Owners from being treated as the owner of underlying assets of the separate account.

Required Distributions. To be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five (5) years after the date of such owner’s death. The latter requirement will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the owner’s death. The designated Beneficiary refers to a natural person designated by the owner as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Withdrawals. When a Withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. There is no guidance on the proper tax treatment of market value adjustments, and it is possible that a positive MVA at the time of a Withdrawal from a Guaranteed Account may be treated as part of the Contract Value immediately prior to the distribution. A tax advisor should be consulted on this issue. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

●	made on or after the taxpayer reaches age 59½;

●	made on or after the death of an Owner;

●	attributable to the taxpayer’s becoming disabled; or

●	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser regarding exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. If part but not all an annuity contract’s value is applied to provide payments for one or more lives or for a period of at least ten years (a “partial Annuitization”), those payments may be taxed as annuity payments. This tax treatment is not available under the Contract because the Contract does not permit you to partially annuitize, that is, the contract requires you to apply all your Contract Value when selecting a payout option.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, Assignments, or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant or Payee who is not an Owner, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Taxation of Qualified Contracts

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions, and other transactions with respect to the Contract comply with the law.

IRAs, as defined in section 408 of the Code, permit individuals to make annual contributions up to the maximum amount specified in the Code. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. You may delay taking your first RMD payment until April 1st of the year following the year in which you reach the specified age, but the second RMD payment must be taken by December 31st of the same year. The SECURE Act and SECURE 2.0 increased the age for RMDs. The beginning RMD age is 72 for someone born in 1950; age 73 for someone born from 1951 through 1959; and age 75 for someone born in 1960 or later. The beginning RMD age for someone who turned age 70 ½ before 2020 is age 70 ½. If RMDs were started before 2023, the SECURE Act and SECURE 2.0 changes do not affect them. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA and has not addressed in a ruling of general applicability whether a Death Benefit provision (such as the optional Enhanced Death Benefit provision in the Contract) comports with IRA qualification requirements. Distributions that are rolled over to an IRA within 60 days are not immediately taxable. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all an individual’s IRAs including Simple Employer Pension (“SEP”) plans and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to the maximum amount specified in the Code. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs, including RMDs, are subject to the same requirements and restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Distributions that are rolled over to an IRA within 60 days are not immediately taxable. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Lifetime distributions from Roth IRAs are not subject to the RMD rules. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Corporate pension and profit-sharing plans under section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish Qualified Plans for themselves and their employees. RMDs must begin by April 1st, following the calendar year in which the later of the following occurs: (a) the year you reach age 72 (70 ½ if you reached age 70 1/2 before 2020; 72 if you reached age 72 after 2020; 73 if you reached age 72 after 2022; 75 if born in 1960 or later); or (b) the year you retire from employment with the employer that sponsors the plan. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract includes an optional Enhanced Death Benefit rider that in some cases may exceed the greater of the Premium Payments or the account value.

The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the Premium Payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These Premium Payments may be subject to FICA (social security) tax. RMDs must begin by April 1st, following the calendar year in which the later of the following occurs: (a) the year you reach the specified age; or (b) the year you retire from employment with the employer that sponsors the plan, if allowed by the plan. The SECURE Act and SECURE 2.0 increased the age for RMDs. The beginning RMD age is 72 for someone born in 1950; age 73 for someone born from 1951 through 1959; and age 75 for someone born in 1960 or later. The beginning RMD age for someone who turned 70 ½ before 2020 is age 70 ½. If RMDs were started before 2023, the SECURE Act and SECURE 2.0 changes do not affect them. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death, or disability. Salary reduction contributions may also be distributed upon hardship but would generally be subject to penalties. The Contract includes an optional Enhanced Death Benefit rider that in some cases may exceed the greater of the Premium Payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

If your Contract was issued pursuant to a 403(b) plan, we are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer the payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment for his or her deferred compensation account. For non-governmental section 457 plans, all such investments are owned by and are subject to the claims of the general creditors of the sponsoring employer. RMDs must begin by April 1st, following the calendar year in which the later of the following occurs: (a) the year you reach the specified age; or (b) the year you retire from employment with the employer that sponsors the plan, if allowed by the plan. The SECURE Act and SECURE 2.0 increased the age for RMDs. The beginning RMD age is 72 for someone born in 1950; age 73 for someone born from 1951 through 1959; and age 75 for someone born in 1960 or later. The beginning RMD age for someone who turned 70 ½ before 2020 is age 70 ½. If RMDs were started before 2023, the SECURE Act and SECURE 2.0 changes do not affect them. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages. The value of the optional Enhanced Death Benefit rider may need to be considered in calculating minimum required distributions.

Withdrawals. In the case of a Withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of the individual. In many cases, the “investment in the contract” under a Qualified Contract may be zero.

Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan or adoption agreement or consult a tax advisor for more information about these distribution rules. Please note important changes to the RMD rules during lifetime and at death. Under IRAs and defined contribution retirement plans, most non-spouse beneficiaries will no longer be able to satisfy the death distribution rules by “stretching” payouts over life. Instead, those beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020. Consult a tax adviser if you are affected by these new rules.

Required Minimum Distributions. Notwithstanding any provision of the Qualified Contract or Riders to the contrary, the distribution of an individual’s interest in the Qualified Contract shall be made in accordance with the requirements of the Code and the regulations thereunder. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Distributions Upon Death in Qualified Annuity Contracts

Distributions for deaths that occurred before December 31, 2019, where distributions had begun before death. If the Owner died after distributions had begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.

Distributions for deaths that occurred before December 31, 2019, where distributions had not begun before death. If the Owner died before distribution had begun, distribution of the individual’s entire interest will be completed by December 31st of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distribution in accordance with (1) or (2) below:

1)	If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31st of the calendar year immediately following the calendar year in which the Owner died.

2)	If the designated Beneficiary is the Owner’s surviving spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of (A) December 31st of the calendar year immediately following the calendar year in which the individual died or (B) December 31st of the calendar year in which the individual would have attained age 70 1/2.

3)	If the designated Beneficiary is the Owner’s surviving spouse, the spouse may treat the Contract as his or her own Qualified Annuity Contract. This election will be deemed to have been made if such surviving spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

Distributions for deaths occurring after December 31, 2019. You should refer to your retirement plan or adoption agreement or consult a tax advisor for more information about these distribution rules. Please note important changes to the RMD rules. Under IRAs and defined contribution retirement plans, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over life. Instead, those Beneficiaries will have to take their post-death distributions within ten years regardless of whether distributions have begun. Certain exceptions apply to “eligible designated Beneficiaries” which include a spouse, disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated Beneficiaries of individuals who die on and after January 1, 2020. You should refer to your retirement plan or adoption agreement or consult a tax advisor for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

“Eligible rollover distributions” from section 401(a) plans, section 403(a) annuities, and section 403(b) plans, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution, from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as Beneficiary or alternate Payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse Beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation skipping transfer ("GST") tax when all or part of an annuity contract is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Tax. Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. The 3.8% tax will be applied to the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

At any time, the federal income tax laws and regulations that apply to the contract may change. We cannot predict when or if any new federal income tax law, regulation or administrative interpretation, or any amendment to any existing federal income tax law or administrative interpretation will be adopted or promulgated or will become effective, and whether any such law, regulation or interpretation may take effect retroactively. We and our representatives do not provide tax or legal advice. Your tax and financial situation is unique. You should consult your tax and/or legal advisor for advice and information specific to your situation.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

23.       GENDER NEUTRALITY

In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964 vary between men and women based on gender. The Court applied its decision to benefits derived from contributions made on or after August 1, 1983. Lower federal courts have since held that the Title VII prohibition of gender-distinct benefits may apply at an earlier date. In addition, some states prohibit using gender-distinct mortality tables.

The Contract uses gender-distinct actuarial tables, unless state law requires the use of gender-neutral actuarial tables. As a result, the Contract generally provides different benefits to men and women of the same age. Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.

24.       DISTRIBUTION OF THE CONTRACTS

The Contracts are no longer available for sale. We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Contracts. ESI is a wholly owned indirect subsidiary of National Life Holding Company. Pursuant to this agreement, ESI serves as principal underwriter for the Contracts. ESI previously sold the Contracts through its registered representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sold the Contracts through their registered representatives (“selling broker-dealers”). ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates and is a member of FINRA.

ESI’s registered representatives who sold the Contracts are registered with FINRA and with the states in which they do business. More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999. You also can obtain information about ESI and its registered representatives (and selling broker-dealers and their representatives) from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Contracts. You may have purchased a Contract through a registered representative of ESI, and you also may have purchased a Contract from a selling broker-dealer. The maximum payment to a broker-dealer for selling the Contracts will generally be 6.5%; however, during certain promotional periods the commissions may have been higher. These promotional periods were determined by National Life and the maximum commission paid during these periods did not exceed 7.0%. We will pay the broker-dealer commission either as a percentage of the Premium Payment at the time it is paid, as a percentage of Contract Value over time, or a combination of both. A portion of the payments made to ESI or selling broker-dealers will be passed on to their registered representatives in accordance with their internal compensation arrangements. Those arrangements may also include other types of cash and non-cash compensation and other benefits. You may ask your registered representative for further information about what your registered representative and the selling broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Contracts sold through ESI registered representatives. National Life general agents may also receive fees from ESI relating to sales of the Contracts by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency.

National Life may provide loans to unaffiliated broker-dealers, who in turn may provide loans to their registered representatives, to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Contracts, and measures of business quality.

From time to time, in accordance with applicable law, we may offer specific sales incentives to selling broker-dealers. These incentives are not offered to all broker-dealers, and the terms of such incentives may vary among selling broker-dealers. The selling broker-dealers, on their own accord, may pass through some or all of these incentives to their registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life’s or their affiliates’ other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Contracts, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash compensation paid by ESI to its registered representatives, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash reimbursements for payments in lieu of certain business expenses reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs. Sales of the Contracts may help registered representatives qualify for certain of these non-cash and cash compensation items, which are subject to all applicable laws, including FINRA rules and the SEC’s Regulation Best Interest.

Commissions and other incentives or payments described above are not charged directly to Contract owners or to the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

The Deutsche (with exception of the Small Cap Index VIP Fund), Franklin Templeton (with exception of the Global Discovery VIP Fund and the U.S. Government Securities VIP Fund), Invesco Oppenheimer, and T. Rowe Price (with exception of the Moderate Allocation Portfolio Fund), offered in the Contracts, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these Funds. In each case these payments amount to 0.25% of Variable Account assets invested in the particular fund. Fidelity’s Money Market Portfolio may make payments under its 12b-1 plan to ESI in consideration of services provided by ESI in selling or servicing shares of this Fund of up to 0.10% of Variable Account assets invested in the Funds.

See “Underwriters” in the SAI for more information about compensation paid for the sale of the Contracts.

25.       LEGAL MATTERS

National Life is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings, and governmental examinations. Although National Life is not aware of any actions, proceedings, or allegations that reasonably should give rise to a material adverse impact to National Life’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty.

26.       FINANCIAL STATEMENTS

The financial statements of National Life and the Variable Account are included in the SAI. The financial statements should be considered only as bearing on National Life’s general financial strength, claims paying ability, and ability to meet its obligations under the Contracts. In addition to Fixed Account and Guaranteed Account allocations, general account assets are used to pay benefits that exceed your Contract Value under the Contract. National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate. National Life also enters into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed annuity products, and may enter into other types of derivatives transactions. All National Life’s General Account assets are exposed to various investment risks. National Life’s financial statements include a further discussion of risks associated with General Account investments. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

27.       STATEMENTS AND REPORTS

National Life will provide to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations. Owners should therefore give National Life prompt notice of any address change. National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner’s Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges, or Withdrawals. Quarterly statements are also provided detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner’s Contract.

To eliminate duplicate mailings and reduce expenses, we may provide only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses or summary prospectuses for the Funds, even if more than one Owner lives there. If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

28.       APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT

Following is the list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://nationallife.onlineprospectus.net/NationalLife/ProductDocuments. You can also request this information at no cost by calling 1-800-732-8939 or by sending an email request to service@nationallife.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[10]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Small Mid Value Equity	AB VPS Discovery Value Portfolio (Class A) Investment Adviser: AllianceBernstein L.P.	0.82%	2.89%	8.75%	8.55%
International Equity	AB VPS International Value Portfolio (Class A) Investment Adviser: AllianceBernstein L.P.	0.90%	41.70%	10.47%	6.64%
Large Value Equity	AB VPS Relative Value Portfolio (Class A) Investment Adviser: AllianceBernstein L.P.	0.59%	10.47%	11.42%	10.57%
Growth Equity	Alger Capital Appreciation Portfolio (Class 1-2) Investment Adviser: Fred Alger Management, LLC	0.94%	32.87%	16.33%	18.17%
Large Growth Equity	Alger Large Cap Growth Portfolio (Class 1-2) Investment Adviser: Fred Alger Management, LLC	0.81%	30.27%	11.12%	16.73%
Small Growth Equity	Alger Small Cap Growth Portfolio (Class 1-2) Investment Adviser: Fred Alger Management, LLC	0.97%	5.91%	-4.93%	8.83%

10 Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are generally expected to continue through April 30, 2026, and may be terminated at any time thereafter at the option of the Fund. Annual expenses for the Funds for the year ended December 31, 2025, reflect temporary fee reductions under such an arrangement.

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[10]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Capital Appreciation	Allspring VT Discovery SMID Cap Growth Fund (Class 2) Investment Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	1.13%	5.39%	-2.46%	9.94%
Capital Appreciation	Allspring VT Opportunity Fund (Class 2) Investment Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	1.00%	6.71%	8.94%	11.85%
Large Cap Growth	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Initial Shares) Investment Adviser: BNY Mellon Investment Adviser, Inc. Subadviser: Newton Investment Management Limited	0.66%	15.97%	11.93%	13.56%
Large Blend	BNY Mellon VIF Appreciation Portfolio (Initial Shares) Investment Adviser: BNY Mellon Investment Adviser, Inc. Subadviser: Fayez Sarofim & Co., LLC	0.85%	10.07%	9.37%	12.92%
Aggressive Growth	BNY Mellon VIF Small Cap Portfolio (Initial Shares)[11] Investment Adviser: BNY Mellon Investment Adviser, Inc. Subadviser: Newton Investment Management North America, LLC	0.73%	10.99%	4.26%	7.83%

11 On or around December 31, 2025, the BNY Mellon VIP Opportunistic Small Cap Portfolio (Initial Shares) had a name change to BNY Mellon VIF Small Cap Portfolio (Initial Shares).

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[10]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Small Cap Value	DWS Small Cap Index VIP (Class A) Investment Advisor: DWS Investment Management Americas, Inc. Investment Sub-Advisor: Northern Trust Investments, Inc.	0.38%	12.64%	5.84%	9.33%
Small Index Equity	DWS Small-Mid Cap Value VIP (Class B) Investment Advisor: DWS Investment Management Americas, Inc.	1.19%	17.85%	9.27%	7.18%
Large Growth Equity	Fidelity VIP Contrafund Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.54%	21.52%	15.37%	15.78%
Large Value Equity	Fidelity VIP Equity-Income Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.46%	19.02%	12.51%	11.60%
Money Market[12]	Fidelity VIP Government Money Market Portfolio (Service Class) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.35%	N/A	N/A	N/A

12 As a money market fund, the Fidelity VIP Government Money Market Portfolio (Service Class) does not report average annual total returns.

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[10]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Large Growth Equity	Fidelity VIP Growth Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.55%	14.92%	13.70%	17.45%
Below Investment Grade Bond	Fidelity VIP High Income Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.64%	10.36%	4.22%	5.59%
Index Equity	Fidelity VIP Index 500 Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: Geode Capital Management, LLC	0.09%	17.78%	14.31%	14.70%
Investment Grade Bond	Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.37%	7.22%	0.06%	2.71%
Mid Cap Blend	Fidelity VIP Mid Cap Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.55%	11.75%	10.10%	10.59%

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[10]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
International Equity	Fidelity VIP Overseas Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.72%	20.39%	6.62%	7.93%
Value Equity	Fidelity Value Strategies Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.59%	7.99%	12.14%	10.82%
Sector Equity	Franklin Global Real Estate VIP Fund (Class 2) Investment Adviser: Franklin Advisers, Inc.	1.25%	7.93%	2.36%	3.03%
Value Equity	Franklin Mutual Global Discovery Securities VIP Fund (Class 1) Investment Adviser: Franklin Mutual Advisors, LLC	0.91%	23.62%	12.27%	8.79%
Mid Cap Value	Franklin Mutual Shares VIP Fund (Class 2) Investment Adviser: Franklin Mutual Advisors, LLC	0.94%	11.52%	9.20%	7.53%
Small Cap Value	Franklin Small Cap Value VIP Fund (Class 2) Investment Adviser: Franklin Mutual Advisors	0.91%	7.65%	8.86%	9.81%
Small-Mid Cap Growth	Franklin Small-Mid Cap Growth VIP Fund (Class 2) Investment Adviser: Franklin Advisors, Inc.	1.08%	2.52%	1.03%	9.89%
Income	Franklin US Government Securities VIP Fund (Class 1) Investment Adviser: Franklin Advisors, Inc.	0.53%	7.01%	0.26%	1.39%

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[10]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Mid Cap Equity	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) Investment Adviser: Invesco Advisers Inc.	0.86%	4.79%	3.90%	11.36%
Equity Income	Invesco V.I. Equity and Income Fund (Series II) Investment Adviser: Invesco Advisers Inc.	0.81%	12.52%	8.68%	8.64%
Bond	Invesco V.I. Global Strategic Income Fund (Series II) Investment Adviser: Invesco Advisers Inc.	1.19%	12.75%	1.39%	2.76%
Growth	Invesco V.I. Health Care Fund (Series I) Investment Adviser: Invesco Advisers Inc.	0.98%	15.33%	3.80%	6.58%
Small Value Equity	Invesco V.I. Main Street Small Cap Fund (Series II) Investment Adviser: Invesco Advisers Inc.	1.09%	8.44%	8.07%	10.31%
Sector Equity	Invesco V.I. Technology Fund (Series I) Investment Adviser: Invesco Advisers Inc.	0.96%	20.47%	10.30%	15.78%
Large Value Equity	LVIP Avantis Large Cap Value Fund (Standard Class II) [13] Investment Adviser: Lincoln Financial Investments Corporation Investment Sub-Adviser: American Century Investment Management, Inc.	0.71%	14.86%	8.78%	10.39%

13 On or about May 1, 2026, the LVIP American Century Disciplined Core Value Fund (Standard Class II) had a name change to LVIP Avantis Large Cap Value Fund.

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[10]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Fixed Income	LVIP American Century Inflation Protection Fund (Standard Class II) Investment Adviser: Lincoln Financial Investments Corporation Investment Sub-Adviser: American Century Investment Management, Inc.	0.46%	6.60%	0.87%	2.87%
International Equity	LVIP American Century International Fund (Standard Class II) Investment Adviser: Lincoln Financial Investments Corporation Investment Sub-Adviser: American Century Investment Management, Inc.	0.95%	15.98%	1.85%	6.42%
Large Growth Equity	LVIP American Century Ultra Fund (Standard Class II) Investment Adviser: Lincoln Financial Investments Corporation Investment Sub-Adviser: American Century Investment Management, Inc.	0.75%	12.84%	11.68%	17.16%
Mid Cap Value Equity	LVIP American Century Value Fund (Standard Class II) Investment Adviser: Lincoln Financial Investments Corporation Investment Sub-Adviser: American Century Investment Management, Inc.	0.71%	16.02%	11.65%	10.23%
Small Cap Equity	LVIP JP Morgan Small Cap Core Fund (Standard Class) Investment Adviser: Lincoln Financial Investments Corporation Investment Sub-Adviser: J.P. Morgan Investment Management Inc.	0.77%	10.27%	6.40%	8.95%

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[10]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Mid-Cap Growth Equity	Neuberger Berman AMT Mid-Cap Growth Portfolio (Class I) Investment Adviser: Neuberger Berman Investment Advisers LLC	0.89%	5.45%	4.47%	10.96%
Mid-Cap Growth Equity	Neuberger Berman AMT Mid-Cap Growth Portfolio (Class S) Investment Adviser: Neuberger Berman Investment Advisers LLC	1.10%	5.23%	4.27%	10.71%
Short-Term	Neuberger Berman AMT Short Duration Bond Portfolio (Class I) Investment Adviser: Neuberger Berman Investment Advisers LLC	0.93%	5.71%	2.56%	2.30%
Mid Large Value Equity Sustainable	Neuberger Berman AMT Quality Equity Portfolio (Class I)[14] Investment Adviser: Neuberger Berman Investment Advisers LLC	0.87%	13.71%	12.83%	12.94%
Large Growth	T. Rowe Price Blue Chip Growth Portfolio (II Class) Investment Adviser: T. Rowe Price Associates, Inc.	1.00%	18.43%	11.41%	15.25%
Large Value	T. Rowe Price Equity Income Portfolio (II Class) Investment Adviser: T. Rowe Price Associates, Inc.	0.99%	14.07%	10.89%	10.24%
Sector Equity	T. Rowe Price Health Sciences Portfolio (II Class) Investment Adviser: T. Rowe Price Associates, Inc.	1.11%	17.80%	3.86%	8.70%

14 On or about July 28, 2025, Neuberger Berman AMT Sustainable Equity Portfolio (Class I) had a name change to Neuberger Berman AMT Quality Equity Portfolio (Class I).

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[10]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Blend	T. Rowe Price Moderate Allocation Portfolio Investment Adviser: T. Rowe Price Associates, Inc. Subadvisers: T. Rowe Price Investment Management, Inc., T. Rowe Price International Ltd, and T. Rowe Price Hong Kong Limited	0.70%	14.50%	5.50%	7.84%
Foreign	Templeton Foreign VIP Fund (Class 2) Investment Adviser: Templeton Investment Counsel, LLC	1.07%	29.19%	8.25%	5.75%
Hybrid Equity and Debt	Touchstone Balanced Fund (Class I) Investment Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.	0.79%	14.16%	8.64%	9.81%
Investment- Grade Bond	Touchstone Bond Fund (Class I) Investment Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.	0.61%	7.63%	-0.14%	2.13%
Large Blend Equity	Touchstone Common Stock Fund (Class I) Investment Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.	0.73%	17.83%	13.80%	14.20%
Small Growth Equity	Touchstone Small Company (Class I) Investment Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.	0.76%	9.72%	9.10%	11.37%
Emerging Markets	VanEck VIP Emerging Markets Bond Fund (Initial Class) Investment Adviser: Van Eck Associates Corporation	1.10%	18.49%	3.91%	5.24%

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses[10]	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Foreign Equity	Van Eck VIP Emerging Markets Fund (Initial Class) Investment Adviser: Van Eck Associates Corporation	1.30%	29.92%	-0.77%	5.48%
Global Sector Equity	Van Eck VIP Global Resources Fund (Initial Class) Investment Adviser: Van Eck Associates Corporation	1.08%	36.48%	10.51%	8.33%

National Life Insurance Company

One National Life Drive

Montpelier, VT 05604

1-800-732-8939

www.nationallife.com

The Statement of Additional Information (“SAI”) includes additional information about the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus in Section 5, Principal Risks of Investing in the Contract, and Section 6, National Life, The Variable Account, and The Investment Options. The SAI is available without charge, upon request. You can make inquiries about your Contract and obtain the SAI by writing to us at the above address, or by calling 1-800-732-8939.

The SEC maintains a website (www.sec.gov) that contains the registration statement, including the SAI, and other information filed electronically by National Life concerning the Contract and the Variable Account. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000030849

NATIONAL LIFE INSURANCE COMPANY

NATIONAL VARIABLE ANNUITY ACCOUNT II

SENTINEL ADVANTAGE VARIABLE ANNUITY 5 CONTRACT

SENTINEL ADVANTAGE VARIABLE ANNUITY CONTRACT

OFFERED BY

NATIONAL LIFE INSURANCE COMPANY

One National Life Drive

Montpelier, Vermont 05604

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) contains additional information to the prospectuses for the Sentinel Advantage Variable Annuity 5 and Sentinel Advantage Variable Annuity Contracts (each referred to as a “Contract.” offered by National Life Insurance Company (“National Life”). The term “Contract” applies equally to the Sentinel Advantage Variable Annuity 5 and the Sentinel Advantage Variable Annuity unless otherwise indicated) both offered by National Life Insurance Company.

The Contracts are no longer available for sale to new purchasers.

You may obtain a copy of the applicable prospectus dated April 30, 2026, as supplemented from time to time, by calling 1-800-732-8939, by writing to National Life Insurance Company, at the address above or by accessing the SEC’s website at http://www.sec.gov.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Contract.

Dated April 30, 2026

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GENERAL INFORMATION AND HISTORY

National Life is domiciled in Vermont and authorized to transact life insurance and annuity business in all 50 states and the District of Columbia. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract’s benefits. Financial statements for National Life are attached to this SAI.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified number of reserves in order to meet all of the contractual obligations of our General Account. To meet our claims-paying obligations, we monitor reserves so that we hold enough to cover actual or expected claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

The Variable Account. National Life established the National Variable Annuity Account II (“Variable Account”) on November 1, 1996, under Vermont law. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act. Such registration does not involve supervision of the management of the Variable Account or National Life by the Securities and Exchange Commission (the “SEC”).

PURCHASE OF SECURITIES BEING OFFERED

The Contracts are no longer available for sale to new purchasers. Previously, we offered the Contracts to the public on a continuous basis.

Market Value Adjustment with Guaranteed Account – Formula and Examples

Amounts allocated to a Guaranteed Account may be subject to a market value adjustment (“MVA”) if withdrawn, surrendered, or transferred before the end of the guarantee period. The MVA may be positive or negative; however, a negative MVA is limited and will never be less than the initial deposit in the contract, less any withdrawals plus interest.

We compute the amount of a market value adjustment as the lesser of (1) and (2) below. The market value adjustment will be positive if (1) below is positive. It will be negative if (1) below is negative.

(1) the absolute value of the Contract Value subject to the market value adjustment times:

((1+i)/ (1+j+c)) n/12 – 1

where:

i = the interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available at the time of the initial deposit for the Guaranteed Account duration.

n = the number of whole months until the termination date of the Guaranteed Account

j = the current interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available for a period of length n/12, rounded down to the next whole year. If there is no interest rate for the maturity needed to calculate i or j, we will use straight line interpolation between the interest rate for the next highest and next lowest maturities to determine that interest rate. If the maturity is less than one year, we will use the index rate for a one-year maturity.

3

c = a constant, .0025 in most jurisdictions.

or

(2) the amount initially deposited into the Guaranteed Account times:

((1+k) d/365 – (1 + g) d/365) – the sum of all [TransferT ((1+k) e/365 – (1 + g) e/365)]

where:

k = the interest rate guaranteed for the guaranteed period.

d = (365 times the number of complete years since the initial deposit into the Guaranteed Account) plus the number of days since the last anniversary of such initial deposit (or the initial deposit date if less than one year has elapsed since the initial deposit) to the current date.

TransferT = a transfer from the Guaranteed Account on day T.

e = (365 times the number of complete years since T to the current transfer date) plus the number of days from the last anniversary of T (or the days since T if less than one year has elapsed).

g= your Contract’s guaranteed minimum interest rate.

If you have made more than one deposit into a Guaranteed Account, and you do not instruct us otherwise, we will treat Withdrawals and transfers as coming from such Guaranteed Accounts on a pro rata basis, and within Guaranteed Accounts with the same initial guarantee period, on a first-in-first-out basis; that is, Contract Value with the earliest date of deposit into a Guaranteed Account will be withdrawn or transferred prior to Contract Value with later dates of deposit into such Guaranteed Account.

A market value adjustment will be applied to Funds transferred from a Guaranteed Account to collateralize a loan, whether for the initial loan or for loan interest.

We will not apply a market value adjustment to:

●	any MVA Withdrawal during the 30-day window;

●	Death Benefit proceeds;

●	your Contract on its Maturity Date; or

●	any deduction from a Guaranteed Account made to cover the Annual Contract Fee or Rider Charges.

Examples

Example #1:

Original Deposit: $10,000

Original Deposit Date: May 1, 2009

The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 4.25%.

On May 1, 2013, the Owner wishes to transfer the full amount from the seven-year Guaranteed Account. The i rate as of May 1, 2009, for seven-year periods was 2.48%. The j rate available for three-year periods on May 1, 2013, is 0.34%. The contract’s minimum guaranteed interest rate is 1.50%. There are 36 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2013, is $10,868.06. (10,000 × 1.04252).

The first part of the market value adjustment formula gives:

$10,868.06 ×(((1+0.0248)/ (1+0.0034+0.0025))36/12 – 1) = $624.19.

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The second part of the market value adjustment formula gives:

$10,000 × ((1 + 0.0425)1461/365 – (1 + 0.0150)1461/365) = $1,198.76

The amount of the market value adjustment is the lesser of the absolute value of the first part, $624.19, and of the second part, $1,198.76. Because the result of the first part is positive, the market value adjustment is an increase in Contract Value.

The amount of the transfer will be $10,868.06 + $624.19 = $11,492.25.

Example #2

Original Deposit: $10,000

Original Deposit Date: August 1, 2012

The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 3.00%.

On May 1, 2013, the Owner wishes to transfer the full amount from the seven-year guaranteed account. The i rate as of August 1, 2012, for seven-year periods was 0.97%. The j rate available for six-year periods on May 1, 2013, is 0.92%. The contract’s minimum guaranteed interest rate is 1.50%. There are 75 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2013, is $10,223.55. (10,000 × 1.0300 273/365).

The first part of the market value adjustment formula gives:

$10,223.55 × (((1+0.0097)/ (1+0.0092+0.0025))75/12 – 1) = -$125.66

The second part of the market value adjustment formula gives:

$10,000 × ((1 + 0.0300)273/365 – (1 + 0.0150)273/365) = $111.56

The amount of the market value adjustment is the lesser of the absolute value of the first part, $125.66, and of the second part, $111.56. Since the result of the first part is negative, the market value adjustment is a reduction in Contract Value.

The amount of the transfer will be $10,223.55 - $111.56 = $10,111.98.

Note that the amount $10,111.98 is $10,000 accumulated for 273 days at 1.50%. In this example, the market value adjustment was restricted to the amount of interest earned by the Guaranteed Account in excess of 1.50%, the guaranteed interest rate of the contract. Had the market value adjustment been positive in this example, it still would have been restricted to $111.56.

UNDERWRITERS

When the contracts were available for sale, Equity Services, Inc. (“ESI”) was responsible for distributing the Contracts pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Contracts. ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

ESI also had selling agreements with other broker-dealers (“selling broker-dealers”) for sales of the Contracts through their registered representatives. Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Contracts. In addition, consistent with FINRA rules and SEC Regulation Best Interest, National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives to be paid by ESI to its registered representatives or selling broker-dealers the amounts of which may be based in whole or in part on the sales of the Contracts, including: (1) contributing to educational programs; (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans: and/or (6) health and welfare benefit programs. These incentives are not offered to all broker-dealers, and the terms of such incentives may vary among selling broker-dealers. There were no payments to other underwriters or dealers during last fiscal year.

5

Commissions paid on the Contract, as well as other incentives or payments, are not charged directly to the Contract Owners or the Variable Account. However, commissions and other sales expenses are reflected in the fees and charges a Contract Owner pays directly or indirectly.

ESI received underwriting commissions in connection with the Contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to ESI*	Aggregate Amount of Commissions Retained by ESI
2023	$59,032	$12,386
2024	$54,308	$8,810
2025	$57,581	$8,972

* Includes sales compensation paid to registered persons of ESI.

From time-to-time National Life, in conjunction with ESI, may have conducted special sales programs.

LEGAL MATTERS

National Life is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings, and governmental examinations. Although National Life is not aware of any actions, proceedings, or allegations that reasonably should give rise to a material adverse impact to National Life’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty.

FINANCIAL STATEMENTS

The financial statements of National Life and the Variable Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Contracts. In addition to Fixed Account and General Account allocations, general account assets are used to guarantee the payment of certain benefits under the Contract. To the extent that National Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate. National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products and may enter into other types of derivative transactions. All of National Life’s General Account investments are exposed to various investment risks. National Life’s financial statements include a further discussion of risks associated with General Account investments.

6

National Life Insurance Company

Financial Statements and Supplemental
Schedules – Statutory-Basis

As of and for the Years Ended December 31, 2025 and 2024

National Life Insurance Company

Financial Statements and Supplemental Schedules

Statutory-Basis

Report of Independent Auditors

To the Board of Directors of National Life Insurance Company

Opinions

We have audited the accompanying statutory-basis financial statements of National Life Insurance Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, capital and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the "financial statements").

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities,capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Vermont Department of Financial Regulation described in Note A.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note A to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Vermont Department of Financial Regulation, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP
One National Life Drive
www.pwc.com/us	Montpelier, Vermont 05604
(802) 229 7553

The effects on the financial statements of the variances between the statutory basis of accounting described in Note A and accounting principles generally accepted in the United States of America are material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Vermont Department of Financial Regulation. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedules of Selected Statutory-Basis Financial Data, Schedule of Reinsurance Disclosures, Investment Risk Interrogatories, and Summary Investment Schedules (collectively referred to as the "supplemental schedules") of the Company as of December 31, 2025 and for the year then ended are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Montpelier, Vermont

April 21, 2026

National Life Insurance Company

Statements of Admitted Assets, Liabilities, Capital and Surplus – Statutory-Basis

	December 31,
	2025	2024
	(in thousands)
Admitted assets
Cash and invested assets:
Bonds	$7,164,660	$6,895,422
Preferred stocks	1,000	1,000
Common stocks	2,706,694	2,654,630
Mortgage loans	455,807	539,216
Real estate	46,382	48,911
Policy loans	535,855	521,744
Cash, cash equivalents and short-term investments	65,352	116,254
Derivatives	324,187	236,921
Surplus notes	93,619	88,973
Other invested assets	138,303	106,074
Total cash and invested assets	11,531,859	11,209,145

Deferred and uncollected premiums	42,432	41,821
Accrued investment income	90,404	86,161
Federal income taxes recoverable	5,939	3,551
Net deferred tax asset	101,958	103,351
Receivables from affiliates	21,030	7,170
Other admitted assets	369,663	362,757
Separate account assets	904,412	858,816
Total admitted assets	$13,067,697	$12,672,772

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Statements of Admitted Assets, Liabilities, Capital and Surplus – Statutory-Basis (continued)

	December 31,
	2025	2024
	(in thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$5,413,805	$5,015,860
Accident and health reserves	329,356	351,973
Liability for deposit-type contracts	378,463	355,296
Unpaid policy and contract claims	53,833	31,635
Policyholders' dividends	9,036	8,960
Other policy and contract liabilities	708	1,065
Total policy and contract liabilities	6,185,201	5,764,789

Funds held under coinsurance	1,981,618	2,111,128
Employee and agent benefits	160,780	137,590
Minimum pension benefit obligation	13,318	12,824
Interest maintenance reserve	14,572	15,238
Asset valuation reserve	120,979	108,002
Payable to affiliates	15,465	7,556
Derivatives	171,792	119,070
Federal income taxes payable	—	—
Other liabilities	265,833	262,276
Separate account liabilities	903,245	857,783
Total liabilities	9,832,803	9,396,256

Capital and surplus:
Common stock, $1 par value 2,500,000 shares authorized, issued and outstanding	2,500	2,500
Additional paid-in surplus	560,833	560,833
Surplus notes	657,534	657,415
Special surplus funds	1,685	1,550
Unassigned surplus	2,012,342	2,054,218
Total capital and surplus	3,234,894	3,276,516
Total liabilities and capital and surplus	$13,067,697	$12,672,772

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Statements of Operations – Statutory-Basis

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident and health contracts	$610,179	$771,706	$1,022,701
Considerations for supplementary contracts with life contingencies	724	2,082	1,017
Net investment income	423,979	385,355	345,658
Amortization of interest maintenance reserve	2,225	2,371	2,428
Other income	7,626	14,405	13,222
Total premiums and other revenue	1,044,733	1,175,919	1,385,026
Benefits paid or provided:
Death benefits	139,891	87,266	92,622
Annuity benefits	40,950	40,503	50,973
Surrender benefits and other fund withdrawals	237,604	224,055	187,813
Other benefits	43,891	43,743	37,114
Increase in policy reserves	375,302	567,038	685,603
Total benefits paid or provided	837,638	962,605	1,054,125
Insurance expenses:
Commissions	66,489	90,321	119,791
Funds withheld expense	79,011	90,474	90,780
General and administrative expenses	84,066	80,904	57,592
Insurance taxes, licenses and fees	12,548	11,782	11,786
Net transfers from separate accounts	(45,164)	(41,699)	(44,676)
Total insurance expenses	196,950	231,782	235,273
Gain (Loss) from operations before dividends to policyholders, income taxes, and net realized capital losses	10,145	(18,468)	95,628
Dividends to policyholders	8,598	7,951	7,011
Gain (Loss) from operations before income taxes and net realized capital losses	1,547	(26,419)	88,617
Federal income tax (benefit) expense	(10,447)	(4,687)	22,239
Gain (Loss) from operations before net realized capital losses	11,994	(21,732)	66,378
Net realized capital losses	(17,684)	(12,202)	(3,828)
Net (loss) income	$(5,690)	$(33,934)	$62,550

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory-Basis

				Surplus Notes	Total
	Common	Paid-In	Unassigned	and Special	Capital and
	Stock	Surplus	Surplus	Surplus Funds	Surplus
	(in thousands)
Balances at January 1, 2023	$2,500	$511,616	$1,361,713	$658,470	$2,534,299
Net income	—	—	62,550	—	62,550
Change in unrealized, net of deferred tax effects	—	—	434,250	—	434,250
Change in asset valuation reserve	—	—	(16,352)	—	(16,352)
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	3,665	—	3,665
Change in nonadmitted assets	—	—	(29,110)	—	(29,110)
Change in deferred tax asset	—	—	129,609	—	129,609
Dividends to stockholders	—	—	(50,000)	—	(50,000)
Change in ceding commission	—	—	(10,477)	—	(10,477)
Other adjustments to surplus, net	—	—	(4)	248	244
Balances at December 31, 2023	$2,500	$511,616	$1,885,844	$658,718	$3,058,678
Net loss	—	—	(33,934)	—	(33,934)
Change in unrealized, net of deferred tax effects	—	—	204,051	—	204,051
Change in asset valuation reserve	—	—	(11,626)	—	(11,626)
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	1,033	—	1,033
Change in nonadmitted assets	—	—	1,489	—	1,489
Change in deferred tax asset	—	—	66,994	—	66,994
Dividends to stockholders	—	—	(50,000)	—	(50,000)
Change in ceding commission	—	—	(9,623)	—	(9,623)
Other adjustments to surplus, net	—	—	(10)	247	237
Change in paid-in surplus	—	49,217	—	—	49,217
Balances at December 31, 2024	$2,500	$560,833	$2,054,218	$658,965	$3,276,516
Net loss	—	—	(5,690)	—	(5,690)
Change in unrealized, net of deferred tax effects	—	—	36,656	—	36,656
Change in asset valuation reserve	—	—	(12,977)	—	(12,977)
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	(390)	—	(390)
Change in nonadmitted assets	—	—	(16,080)	—	(16,080)
Change in deferred tax asset	—	—	14,818	—	14,818
Dividends to stockholders	—	—	(50,000)	—	(50,000)
Change in ceding commission	—	—	(8,245)	—	(8,245)
Other adjustments to surplus, net	—	—	31	255	286
Change in paid-in surplus	—		—	—	—
Balances at December 31, 2025	$2,500	$560,833	$2,012,342	$659,219	$3,234,894

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Statements of Cash Flows – Statutory-Basis

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Operating activities:
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$682,615	$848,433	$1,099,426
Net investment income received	395,961	385,307	284,650
Benefits paid	(715,741)	(638,336)	(610,451)
Net transfers from Separate Accounts	45,357	42,422	45,178
Insurance expenses paid	(137,984)	(172,518)	(186,859)
Dividends paid to policyholders	(26,174)	(24,518)	(26,117)
Federal income taxes recovered (paid)	5,346	(12,316)	(19,716)
Other income received, net of other expenses paid	17,398	10,228	11,862
Net cash provided by operating activities	266,778	438,702	597,973

Investment activities:
Proceeds from sales, maturities, or repayments of investments:
Bonds	1,083,089	825,942	339,985
Stocks	13,673	5,574	8,379
Mortgage loans	90,302	31,327	39,267
Other invested assets	6,189	8,568	6,950
Miscellaneous proceeds	88	45,850	4,943
Total proceeds from sales, maturities, or repayments of investments	1,193,341	917,261	399,524
Cost of investments acquired:
Bonds	(1,371,776)	(1,224,741)	(824,681)
Stocks	(23,902)	(20,504)	(16,244)
Mortgage loans	175	(93,492)	(26,968)
Real estate	(815)	(2,537)	(1,184)
Other invested assets	(30,786)	(26,899)	(8,259)
Miscellaneous applications	(41,522)	(8,870)	(21,413)
Total cost of investments acquired	(1,468,626)	(1,377,043)	(898,749)
Net change in policy loans	(14,595)	(39,447)	(19,485)
Net cash used in investing activities	(289,880)	(499,229)	(518,710)

Financing and miscellaneous activities:
Other cash provided (applied):
Net deposits on deposit-type contract funds and other liabilities without life contingencies	18,778	124,369	(13,684)
Capital and paid in surplus, less treasury stock	—	30,569	—
Dividends to stockholders	(50,000)	(50,000)	(50,000)
Other cash (applied) provided	3,422	(43,510)	22,913
Net cash provided (applied) by financing and miscellaneous activities	(27,800)	61,428	(40,771)

Net increase (decrease) in cash, cash equivalents and short-term investments	(50,902)	901	38,492

Cash, cash equivalents and short-term investments:
Beginning of year	116,254	115,353	76,861
End of year	$65,352	$116,254	$115,353

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

A. Significant Accounting Policies

Description of Business

National Life Insurance Company (“National Life”, “NLIC”, “the Company”) was chartered in Vermont in 1848. On January 1, 1999, the Company converted from a mutual to a stock life insurance company, as part of a reorganization into a mutual holding company structure. As a result, the Company is a wholly-owned, direct subsidiary of NLV Financial Corporation (“NLVF”), a Vermont stock holding company, which is a direct, wholly-owned subsidiary of National Life Holding Company (“NLHC”), a Vermont mutual insurance holding company. The Company owns 100% of the stock of Life Insurance Company of the Southwest (“LSW”). The Company, LSW and their affiliates operate as a unified organization under the trade name National Life Group. The Company is licensed in all 50 states and the District of Columbia. National Life Group’s principal product lines include traditional whole life, term life, fixed interest universal life, indexed universal life, variable universal life, variable annuities, fixed interest rate annuities and indexed annuities. National Life Group employs approximately 1,611 people, primarily concentrated in Montpelier, Vermont and Addison, Texas.

In connection with the reorganization into a mutual holding company structure, the Company established and began operating the Closed Block for the benefit of policyholders of the Company with participating policies in force at December 31, 1998, and includes traditional dividend-paying life insurance policies, certain participating term insurance policies, dividend-paying flexible premium annuities and other related liabilities. The Closed Block’s primary purpose is to give reasonable assurance to holders of policies in the Closed Block that assets will be available to provide for payment of policy benefits, including the continuation of dividends throughout the life of such policies based upon the 1998 dividend scale if the experience underlying such dividend scale (including portfolio interest rates) continues as it was in 1998, and for appropriate adjustment in such dividend scale if the experience changes. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer in force. Assets assigned to the Closed Block, together with projected future premiums and investment returns, are expected to be sufficient to pay all future Closed Block policy benefits, expenses and taxes. The Company remains liable for all contractual benefits and other specified expenses of the Closed Block.

In 2025, approximately 66% of total collected premiums and deposits are from residents of the states of California, Florida, New Jersey and New York.

On August 5, 2015, Catamount Reinsurance Company (“Catamount”) was formed as a subsidiary of National Life. Catamount is a special purpose financial insurance company domiciled and licensed in the state of Vermont. Catamount entered into a coinsurance with funds withheld agreement with the Company to reinsure its Closed Block policies; the agreement was effective July 1, 2015. During 2016, ownership of Catamount was transferred as a dividend from the Company to NLVF.

In 2016, Longhorn Reinsurance Company ("Longhorn") was formed as a direct subsidiary of the Company. Longhorn commenced business on August 17, 2016 as a special purpose financial insurance company domiciled and licensed in the state of Vermont for the purpose of entering into reinsurance transactions with LSW. The Company made an initial capital contribution to Longhorn of $22 million, comprised of 5 million shares at $1 par value per share, and $17 million additional paid in capital. During 2019, ownership of Longhorn was transferred as a dividend from the Company to NLVF. Effective October 1, 2024, all remaining policies were recaptured by LSW. Effective November 25, 2024, Longhorn is considered a "dormant captive insurance company," as defined in 8 V.S.A. Section 6024. Effective December 31, 2025, the Certificate of Dormancy was surrendered and the Company resumed insurance operations.. Refer to Note E for further details.

The Company owns 100% of the outstanding common stock of its subsidiary, LSW.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

A. Significant Accounting Policies (continued)

On October 31, 2024, Mansfield Solar I, LLC ("Mansfield Solar I") was formed as a wholly owned subsidiary of the Company. Mansfield Solar I is a special purpose entity domiciled in the state of Delaware. As of December 31, 2024.

On March 10, 2025, Mansfield Solar Trust I, a Delaware statutory trust, was formed as a subsidiary of Mansfield Solar I, LLC to hold the purchased loans.

In April 2024, NLIC initially invested approximately $16.6 million with a total commitment of $25.1 million to acquire a 9.41% voting equity interest in AeCe Holding Company, LLC (“AeCe Hold Co”), a Delaware limited liability company that holds all of the outstanding capital stock of AeCe ISA Ltd. (“AeCe”), a Bermuda-based reinsurer. As of December 31, 2025, NLIC’s total investment in AeCe Hold Co was $19.8 million. The minority interest investment is accounted for as an investment in a partnership in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. AeCe is considered a related party.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual – version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department. NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance. Although the Company had no such practices in effect as of December 31, 2025, the Commissioner has the right to permit specific practices that deviate from NAIC SAP.

There are significant differences between statutory accounting practices and U.S. GAAP. Under statutory accounting practices:

Investments: Investments in bonds are reported at amortized cost or fair value based on their NAIC designation. For U.S. GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost. The remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading, and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in preferred stock are reported at cost, including brokerage and other related fees. Under U.S. GAAP, these investments are classified as equity securities and reported at fair value.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under U.S. GAAP and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under U.S. GAAP.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

A. Significant Accounting Policies (continued)

Amortization of investments in low income housing tax credits (“LIHTC”) is reported as a component of net investment income in the Statements of Operations. For U.S. GAAP reporting, LIHTC amortization is reported as a component of income tax expense.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under U.S. GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the fair value of the collateral. The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under U.S. GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates, and amortizes those deferrals over the remaining period to maturity. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under U.S. GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus. The AVR is not recognized under U.S. GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under U.S. GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and annuity products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Surplus Notes: Notes issued are recorded as a component of capital and surplus, whereas under U.S. GAAP, surplus notes are recorded as debt. Under NAIC SAP, surplus note interest is not recorded as a liability or an expense until approval for payment of such interest has been granted by the Commissioner, whereas, under U.S. GAAP, the interest is accrued throughout the year.

Investment in Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the operations of the Company as would be required under U.S. GAAP, but are included in Common stocks at the statutory carrying value.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as admitted assets within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus, and are charged directly to unassigned surplus. The concept of nonadmitted assets is not recognized under U.S. GAAP.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

A. Significant Accounting Policies (continued)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and are credited directly to an appropriate policy reserve account without recognizing premium income. Under U.S. GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under U.S. GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under U.S. GAAP. Commissions paid by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under U.S. GAAP.

Deferred Income Taxes: Deferred income tax assets and liabilities are cumulative temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Deferred income tax assets are subject to admissibility criteria which include the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities. Unrealized gains and losses are presented net of related changes in deferred taxes. The net change in other deferred taxes is recorded in adjustments to unassigned surplus. Deferred taxes do not include amounts for state taxes.

Under U.S. GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable. Also, state income taxes are included in the computation of deferred taxes.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required under U.S. GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under U.S. GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

A. Significant Accounting Policies (continued)

A reconciliation of net income and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with U.S. GAAP is as follows:

	Net Income			Capital and Surplus
	Year Ended December 31,			Year Ended December 31,
	2025	2024	2023	2025	2024
	(in thousands)
Statutory-basis	$(5,690)	$(33,934)	$62,550	$3,234,894	$3,276,516
Add (deduct) adjustments:
Investments	750,395	657,634	344,358	2,385,042	1,492,167
Policy acquisition costs	46,465	22,985	27,643	443,462	370,184
Nonadmitted assets	—	—	—	202,029	185,949
Policyholder reserves	(61,376)	(16,234)	(174,657)	(2,273,246)	(2,410,418)
Policyholder dividends	(13,818)	(14,146)	(17,115)	654	112
Asset valuation reserve	—	—	—	120,979	108,002
Interest maintenance reserve	(666)	(1,640)	2	14,572	15,238
Income taxes	(7,079)	(4,514)	29,287	(111,332)	(99,075)
Other comprehensive income, net	—	—	—	111,900	296,861
Other, net	(14,253)	(14,989)	(16,499)	(16,537)	(32,994)
Interest, surplus notes	44	—	—	(10,827)	(10,519)
GAAP-basis	$694,022	$595,162	$255,569	$4,101,590	$3,192,023

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are carried at amortized cost, except for those with a NAIC designation of 6 or those classified as perpetual without call features. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Perpetual bonds with call features are reported at amortized cost, while perpetual bonds without call features are reported at fair value. The discount or premium on bonds not backed by other loans is amortized using the constant yield method. Bonds that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Single class and multi-class mortgage-backed or asset-backed securities are generally valued at amortized cost. Such securities with a NAIC 6 designation are carried at the lower of amortized cost or fair value. Income recognition for such securities is determined using the constant yield method and estimated cash flows including anticipated prepayments. The retrospective adjustment method is used to value all such securities, except for interest-only securities or securities where the yield has become negative, which are valued using the prospective method.

Investments in preferred stock are reported at cost.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

A. Significant Accounting Policies (continued)

Common stocks of non-affiliates are reported at fair value as determined by the Securities Valuation Office of the NAIC, and the related unrealized capital gains (losses) are reported in unassigned surplus. For capital stock issued from the Federal Home Loan Bank, which is only redeemable at par value, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Cash includes cash equivalents. Cash equivalents are short-term highly liquid investments with original maturities of three months or less, and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash), and are principally stated at amortized cost.

Affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes and/or letter of credit issued. If the carrying value is negative, it is floored at zero in accordance with SSAP 97 Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88.

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. At that time, the mortgage loan is written down to the fair value of the underlying collateral, and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported in a manner consistent with the hedged asset or liability. The Company’s futures and options contracts used to hedge obligations related to indexed products are carried at fair value, with changes in fair value and gains or losses upon expiration included in net investment income. Certain interest rate swaps that qualify as fair value hedges are carried on the same basis as the underlying hedged item. Derivative instruments that do not meet or no longer meet the criteria of a highly effective hedge, or for which the Company has chosen not to apply hedge accounting, are accounted for at fair value, with changes in fair value recorded as unrealized gains or losses.

The Company has ownership interests of more than 5% in several limited partnerships. The Company generally reports its interests in these limited partnerships using the equity method. For investments in limited partnerships where the Company has less than a minor ownership interest (i.e. – less than 3%), the Company generally carries these interests based on the Company’s share of the underlying U.S. GAAP equity of the investee. For investments in limited partnerships where the Company has an ownership interest in a limited partnership representing more than 3%, but less than 5%, the Company considers several qualitative factors (i.e. – the Company’s representation on the limited partnership’s board of directors, the Company’s influence over decision-making, etc.) in order to determine if the equity method should be applied to the investment.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

A. Significant Accounting Policies (continued)

The Company invests in Low Income Housing Tax Credits (LIHTC) which invest in affordable housing developments that provide investors with tax credits in exchange for financing projects which reserve units for low-income tenants. The Company’s investments in affordable housing projects are included in other invested assets and are amortized using the proportional amortization method. Amortization of investments in LIHTC is reported as a component of net investment income in the Statements of Operations

Realized capital gains and losses are determined using the specific identification basis. Changes in the carrying amounts of investments are credited or charged directly to unassigned surplus.

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties, and is intended to determine whether declines in fair value of investments should be recognized in current period earnings and whether the securities are other-than-temporarily impaired (“OTTI”). The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads, and the expected recovery period. The Company has a security monitoring process, overseen by investment and accounting professionals, that uses certain quantitative and qualitative characteristics to identify securities that could be potentially impaired. These identified securities are subjected to an enhanced analysis to determine if the impairments are other-than-temporary.

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios, and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment, and include the probability of issuer default and estimates regarding timing and amount of expected recoveries, which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral, such as changes in the projections of the underlying property value estimates.

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate, and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after-tax capital gains and losses on fixed income investments, and amortizes them into income over the remaining lives of the securities sold. The Company uses the seriatim method for the amortization of IMR.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

A. Significant Accounting Policies (continued)

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the Statements of Admitted Assets, Liabilities, Capital and Surplus. The net change in these assets is included in the change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

Federal Home Loan Bank Agreements

National Life is a member of the Federal Home Loan Bank (“FHLB”) of Boston which provides the Company with access to a secured asset-based borrowing capacity. It is part of the Company’s strategy to utilize this borrowing capacity for funding agreements and for backup liquidity. The Company has received advances from FHLB in connection with funding agreements, balances outstanding under funding agreements are included in the liability for deposit-type contracts. For more information, see Note J – FHLB Agreements.

Property and Equipment

Property and equipment is reported at depreciated cost. Assets are depreciated over their useful life using the straight line method of depreciation. Real property owned by the Company is primarily depreciated over 40 years with a half year convention, and renovations and semi-permanent fixtures depreciated over 20 years. Furniture and equipment is depreciated over seven years and five years, respectively. Electronic Data Processing (“EDP”) equipment is depreciated for a period not exceeding three years. Capitalized software is amortized over a period not exceeding five years.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

A. Significant Accounting Policies (continued)

The tables below reflect the balances of major classes of depreciable assets, accumulated depreciation, and depreciation expense:

	Depreciable	Accumulated	Depreciation
At December 31, 2025	Asset	Depreciation	Expense
	(in thousands)
EDP equipment	$36,741	$33,291	$260
Furniture	33,863	27,946	334
Software	363,565	283,037	4,051
Vehicles	638	393	12
Leasehold improvements	13,917	8,646	157
Property occupied by the Company	133,949	87,567	474
	$582,673	$440,880	$5,288

	Depreciable	Accumulated	Depreciation
At December 31, 2024	Asset	Depreciation	Expense
	(in thousands)
EDP equipment	$35,110	$31,454	$338
Furniture	32,187	25,675	250
Software	315,853	254,457	3,666
Vehicles	603	310	12
Leasehold improvements	10,289	7,540	148
Property occupied by the Company	133,134	84,224	510
	$527,176	$403,660	$4,924

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these COLI contracts was $333.5 million and $327.6 million at December 31, 2025 and 2024, respectively, and is included in Other Admitted Assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus. COLI income includes the net change in cash surrender value and any benefits received. COLI income was $12.8 million, $9.3 million, and $10.4 million in 2025, 2024, and 2023, respectively, and is included in Other Income.

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected. Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Commissions and other policy and contract costs are expensed as incurred. First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

A. Significant Accounting Policies (continued)

Benefit Reserves

Policy reserves for life and disability income contracts are developed using NAIC SAP. Actuarial factors used in determining life insurance reserves are based primarily on the 1941, 1958, 1980, 2001, and 2017 Commissioners' Standard Ordinary (“CSO”) mortality tables. Methods used to calculate life reserves consist primarily of net level premium, Commissioners' Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%. Policies issued January 1, 2020 and later use the Principle-Based Reserve methodology as outlined in the NAIC’s Valuation Manual, Chapter 20 (“VM-20”).

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age. For term and traditional whole life business, reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve. Where the extra premium is a flat rate, the extra reserve is equal to one-half the flat extra premium charge for the year. For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating. For fixed, indexed, and variable universal life, reserves are determined using the percentage rating and/or flat extra mortality associated with the policy. A substandard extra reserve is not separately computed.

Reserves for individual annuities are determined principally using the Commissioners' Annuity Reserve Valuation Method, based on A-1949, 1983, 2000, and 2012 annuity tables with valuation interest rates from 1.5% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models. Active life disability income reserves are determined primarily using the Commissioners' Disability 1964 table with the 1958 CSO mortality table and Commissioners' Individual Disability Table A (“CIDA”) morbidity tables with the 1980 CSO mortality tables, 1985 CIDA table with 1980 CSO mortality tables and 2001 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0%. Disability income reserves are based on expected experience at 4.5% interest, and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation. Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness. Variable annuity policies use the Principle-Based Reserve methodology as outlined in the NAIC’s Valuation Manual, Chapter 21 (“VM-21”).

As of December 31, 2025, and 2024, the Company had $1.2 billion and $1.3 billion, respectively, of insurance in-force for which the gross premiums are less than the net premiums according to the standard valuation law adopted by the Department. At December 31, 2025 and 2024, reserves on the above in-force insurance totaled $19.2 million and $21.0 million, respectively, and are included in policy reserves.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

A. Significant Accounting Policies (continued)

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Dividends to Policyholders

All of the Company’s traditional life insurance and certain annuity policies are issued on a participating basis, while its universal life policies, most annuities, and disability income policies are issued on a non-participating basis. Term life insurance policies, while on a participating basis, currently receive no dividend. Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results. The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity and variable life policyholders and the Company's pension plans. Separate account liabilities represent the policyholders’ share of separate account assets. The Company also participates in certain separate accounts. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts, and are generally not guaranteed. Investments held in the separate accounts are primarily mutual funds, bonds, and partnerships, and are carried at fair value.

As of December 31, 2025, and 2024, the Company had approximately $0.4 million of reserves for minimum death benefit guarantees on variable annuities and variable universal life.

These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a "dollar for dollar" basis, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

Subsequent Events

The Company has evaluated subsequent events through April 21, 2026, the date that these financial statements were available to be issued. Based on this evaluation, no events have occurred subsequent to December 31, 2025 that require disclosure or adjustment to the financial statements at the date or for the period then ended.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements. Actual results could differ from estimates.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

A. Significant Accounting Policies (continued)

New Accounting Pronouncements

Principle-Based Bond Definition Project

In October 2020, the NAIC commenced the principle-based bond definition project (“The Bond Project”). The definition applies to all securities for determining whether they qualify for reporting on the statutory annual statement Schedule D. A bond is classified as an “issuer credit obligation” or an “asset-backed security.” An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity. On the other hand, an “asset-backed security” is defined as a bond issued by an entity created for the primary purpose of raising capital through debt backed by financial assets.

In August 2023, the NAIC adopted revisions to clarify and incorporate a new bond definition within disclosures SSAP No. 26, Bonds, SSAP No. 43, Asset-Backed Securities, and other related SSAPs.

In March 2024, the NAIC adopted revisions to SSAP No. 21R, Other Admitted Assets, to clarify that residuals follow the effective yield approach with a cap and providing an election for the cost recovery method. The effective date is January 1, 2025.

Effective January 1, 2025, revisions to short-term investments exist to exclude additional investment types from being reported as cash equivalents or short-term investments regardless of maturity date of the investment at the date of acquisition. Investments are eliminated from being reported as cash equivalents or short-term investments unless they would qualify under SSAP No. 26R as an issuer credit obligation. Such investments only qualify as a cash equivalent or short-term investment if they have a maturity date within 3-months (cash equivalents) or 12-months (short-term) from the date of acquisition or meet the specific requirements for money market mutual funds or cash pooling arrangements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

A. Significant Accounting Policies (continued)

The revisions to SSAP No. 26 reflect the principle-based bond definition and SSAP No. 43 provides accounting and reporting guidance for investments that qualify as asset-backed securities under the new bond definition. Upon adoption, investments that do not qualify as bonds are not permitted to be reported as bonds on Schedule D, Part 1. There is no grandfathering for existing investments that do not qualify under the revised SSAPs.

Effective January 1, 2025, investments eligible to be reported as a bond changed and must comply with the principles-based bond definition detailed in SSAP 26. Based on the principles-based definition, documented accounting policies were developed to identify bonds and classify them as either an issuer credit obligation bond or an asset-backed security. All securities included in Schedule D Part 1 as of December 31, 2024 were evaluated. Securities not meeting the definition of a bond were classified as Other Invested Assets on January 1, 2025, and were valued at the lower of amortized cost or fair value. On January 1, 2025 the Company moved three securities from Schedule D to Schedule BA upon determination they no longer met the definition of a bond. The total book adjusted carrying values at December 31, 2025 and 2024, were $15.7 million and $9.5 million, respectively. There was no surplus impact associated with these movements.

New Market Tax Credits

The NAIC adopted revisions to SSAP No. 93, Low Income Housing Tax Credit Property Investments, and SSAP No. 94R, Transferable and Non-Transferable State Tax Credits. These revisions relate to the New Market Tax Credits (NMTC) Program established by Congress in December 2000. FASB adopted guidance to permit the use of the proportional amortization method for all tax credit programs and tax investment structures. New SAP concepts in SSAP No. 93 and SSAP No. 94R were adopted. The scope of SSAP No. 93 was expanded to other qualifying tax equity investments. SSAP No. 93 was also renamed to SSAP No. 93R, Investments in Tax Credit Structures. Additionally, SSAP No. 94R was renamed to SSAP No. 94R, State and Federal Tax Credits, to include both federal and state tax credits. There are also updated annual statement reporting categories for tax credit investment risk-based capital associated with this initiative. The adopted revisions, which were effective January 1, 2025, did not impact the 2025 statements of admitted assets, liabilities, capital and surplus, interim statements of operations, or statements of cash flows.

New Tax Legislation

In July 2025, the President signed into law the One Big Beautiful Bill Act (OBBBA), which enacts significant changes to corporate tax provisions. The OBBBA modifies or extends certain provisions originally enacted under the Tax Cuts and Jobs Act of 2017, including but not limited to the reinstatement of immediate expensing for U.S. domestic research and development expenditures under IRC Section 174, the restoration of 100% bonus depreciation for qualified property under IRC Section 168(k), and the modifications to the business interest expense limitation under IRC Section 163(j). The effects of this new legislation are reflected in our income tax provision for the period ended December 31, 2025.

B. Fair Value

Fair Value Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. SSAP No. 100 Fair Value Measurements requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. Entities are required to determine the most appropriate valuation technique to use given what is being measured and the availability of sufficient inputs. The guidance prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

B. Fair Value (continued)

The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2025 balance sheet as follows:

●	Level 1 - Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include U.S. Treasuries, and common stocks listed in active markets and futures listed in derivative markets. Separate accounts classified within this level principally include cash.

●	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs include bonds and derivatives. Separate account assets classified as Level 2 are primarily bonds.

●	Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Level 3 assets include FHLB common stock.

Valuation Techniques

Bonds - Bonds carried at fair are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. These securities are generally categorized in Level 2 of the fair value hierarchy; in instances where significant inputs are unobservable, they are categorized as Level 3.

Common stock - Common stocks consist of publicly and privately traded equities along with mutual funds. Public and private equities are carried at fair value based upon observable inputs such as market quotes and or prices from exchanges. These equities are generally categorized as Level 1 of the fair value hierarchy, in instances where significant inputs are unobservable, they are carried at Level 3. Mutual funds are traded daily and have a net asset value. They are not categorized in the fair value hierarchy. For FHLB common stock par value approximates fair value and are categorized as Level 3.

Short-term investments - Short-term investments consist of money market funds and are valued using NAV as a practical expedient.

Other invested assets – Other invested assets primarily include investments in limited partnerships. It also includes other investments which do not meet the definition of a bond such as Surplus Notes and Residual tranches of debt. Limited partnerships do not have a readily determinable fair value, and as such, the Company values them at its pro-rata share of the limited partnership’s NAV, or its equivalent. Investments in limited partnerships are not categorized in the fair value hierarchy.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

B. Fair Value (continued)

Derivative assets and liabilities - Derivative assets and liabilities include options, swaptions, interest rate swaps and futures. Fair value of over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs, observed from actively quoted markets and is widely accepted by the financial services industry. A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy.

Separate account assets - Separate account assets include assets supporting our variable products that primarily consist of investments in mutual funds which are carried at fair value utilizing NAV as a practical expedient. Separate account assets also include the assets of the Company’s separately funded pension plans, which are primarily comprised of bonds and generally categorized as Level 2.

Presented below is the fair value of all assets and liabilities measured at fair value:

At December 31, 2025	Level 1	Level 2	Level 3	NAV	Total
	(in thousands)
Assets
Bonds-Issuer Credit Obligations	$—	$3,379	$—	$—	$3,379
Bonds-Asset-Backed Securities	—	—	—	—	—
Common stock	801	—	19,062	133,145	153,008
Cash, cash equivalents and short-term investments	(38,529)	—	—	103,881	65,352
Other invested assets	—	—	—	90,501	90,501
Derivative assets	5,654	318,533	—	—	324,187
Total cash and investments	(32,074)	321,912	19,062	327,527	636,427
Separate account assets	1,398	290,982	—	612,032	904,412
Total assets	$(30,676)	$612,894	$19,062	$939,559	$1,540,839

Liabilities
Derivative liabilities	$—	$171,792	$—	$—	$171,792
Total liabilities	$—	$171,792	$—	$—	$171,792

At December 31, 2024	Level 1	Level 2	Level 3	NAV	Total
	(in thousands)
Assets
Bonds	$—	$4,133	$—	$—	$4,133
Common stock	808	—	18,674	108,292	127,774
Cash, cash equivalents and short-term investments	(29,101)	—	—	145,355	116,254
Other invested assets	—	—	—	88,280	88,280
Derivative assets	2,246	234,675	—	—	236,921
Total cash and investments	(26,047)	238,808	18,674	341,927	573,362
Separate account assets	987	279,552	—	578,277	858,816
Total assets	$(25,060)	$518,360	$18,674	$920,204	$1,432,178

Liabilities
Derivative liabilities	$—	$119,070	$—	$—	$119,070
Total liabilities	$—	$119,070	$—	$—	$119,070

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

B. Fair Value (continued)

The tables below summarize the reconciliation of the beginning and ending balances and related changes for Level 3 assets and liabilities, for which significant unobservable inputs were used in determining each instrument’s fair value:

				Net
				Investment
				Gains/Loss in	Total
		Transfers	Transfers	Earnings	Gains/Losses
	Beginning	Into	Out of	(Realized and	Included in					Ending
At December 31, 2025	Balance	Level 3	Level 3	Unrealized)	Surplus	Purchases	Issuances	Sales	Settlement	Balance
	(in thousands)
Assets
Common stock	$18,674	$—	$—	$(975)	$823	$1,919	$—	$1,379	$—	$19,062
Totals	$18,674	$—	$—	$(975)	$823	$1,919	$—	$1,379	$—	$19,062

				Net
				Investment
				Gains/Loss in	Total
		Transfers	Transfers	Earnings	Gains/Losses
	Beginning	Into	Out of	(Realized and	Included in					Ending
At December 31, 2024	Balance	Level 3	Level 3	Unrealized)	Surplus	Purchases	Issuances	Sales	Settlement	Balance
	(in thousands)
Assets
Common stock	$13,281	$—	$—	$—	$235	$5,158	$—	$—	$—	$18,674
Totals	$13,281	$—	$—	$—	$235	$5,158	$—	$—	$—	$18,674

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

B. Fair Value (continued)

During 2025 and 2024, there were no transfers between fair value levels 1 and 2.

The tables below show the aggregate fair value for all of the Company’s financial instruments and their corresponding level within the fair value hierarchy. Since the SSAP No. 100 hierarchy only applies to items that are carried at fair value at the reporting date, the items in the previous tables are subsets of the amounts reported in the following tables.

							Not
							Practicable
	Aggregate	Admitted					(Carrying
Type of Financial Instrument	Fair Value	Assets	(Level 1)	(Level 2)	(Level 3)	NAV	Value)
	(in thousands)
At December 31, 2025
Bonds-Issuer Credit Obligations	$4,489,849	$4,997,889	$207,156	$4,282,693	$—	$—	$—
Bonds-Asset-Backed Securities	2,149,977	2,166,771	—	1,984,122	165,855	—	—
Preferred stock	930	1,000	—	930	—	—	—
Unaffiliated common stock	150,008	153,008	801	—	16,062	133,145	—
Mortgage loans	446,265	455,807	—	—	446,265	—	—
Real estate	43,193	46,382	—	43,193	—	—	—
Cash, cash equivalents and short-term investments	65,352	65,352	(38,529)	—	—	103,881	—
Derivative asset	324,187	324,187	5,654	318,533	—	—	—
Surplus notes	96,031	93,619	—	96,031	—	—	—
Other invested assets	139,333	138,303	—	23,749	23,941	90,501	1,142
Separate account assets	904,412	904,412	1,398	290,982	—	612,032	—

Derivative liability	171,792	171,792	—	171,792	—	—	—

	Carrying	Effective	Maturity
Type or Class of Financial Instrument	Value	Interest Rate	Date	Explanation
Other invested assets - Low income housing tax credits	$1,142	N/A	N/A	A

A – Estimating the fair value of certain Low-Income Housing Tax Credit investments is not practicable due to the highly individualized nature of each deal, including the tax credit stream, compliance status and financial structure. As each of these investments are immaterial, the cost of obtaining an independent valuation appears excessive relative to their significance to the entity.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

B. Fair Value (continued)

							Not
							Practicable
	Aggregate	Admitted					(Carrying
Type of Financial Instrument	Fair Value	Assets	(Level 1)	(Level 2)	(Level 3)	NAV	Value)
	(in thousands)
At December 31, 2024
Bonds	$6,208,004	$6,895,422	$211,183	$5,846,329	$150,491	$—	$—
Preferred stock	876	1,000	—	876	—	—	—
Unaffiliated common stock	127,774	127,774	808	—	18,674	108,292	—
Mortgage loans	517,067	539,216	—	—	517,067	—	—
Real estate	43,193	48,911	—	43,193	—	—	—
Cash, cash equivalents and short-term investments	116,254	116,254	(29,101)	—	—	145,355	—
Derivative asset	236,921	236,921	2,246	234,675	—	—	—
Surplus notes	90,016	88,973	—	90,016	—	—	—
Other invested assets	105,949	106,074	—	—	15,000	88,280	2,669
Separate account assets	858,816	858,816	987	279,552	—	578,277	—

Derivative liability	119,070	119,070	—	119,070	—	—	—

	Carrying	Effective	Maturity
Type or Class of Financial Instrument	Value	Interest Rate	Date	Explanation
Other invested assets - Low income housing tax credits	$2,669	N/A	N/A	A

A - Estimating the fair value of certain Low-Income Housing Tax Credit investments is not practicable due to the highly individualized nature of each deal, including the tax credit stream, compliance status and financial structure. As each of these investments are immaterial, the cost of obtaining an independent valuation appears excessive relative to their significance to the entity.

The tables below show investments measured using the NAV as the practical expedient (in thousands):

Type of Financial Instrument	Carrying Value	Unfunded Commitments	Redemption Frequency (if currently eligible)	Redemption Notice Period
At December 31, 2025
Common Stock	133,145	-	Not applicable	Not applicable
Cash, cash equivalents and short-term investments	103,881	-	Not applicable	Not applicable
Other invested assets	90,501	30,858	Not applicable	Not applicable
Separate account assets	612,032	4,053	Not applicable	Not applicable

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

B. Fair Value (continued)

Type of Financial Instrument	Carrying Value	Unfunded Commitments	Redemption Frequency (if currently eligible)	Redemption Notice Period
At December 31, 2024
Common Stock	108,292	-	Not applicable	Not applicable
Cash, cash equivalents and short-term investments	145,355	-	Not applicable	Not applicable
Other invested assets	88,280	32,437	Not applicable	Not applicable
Separate account assets	578,277	4,393	Not applicable	Not applicable

C. Investments

The carrying value and the fair value of investments in bonds is summarized as follows:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
At December 31, 2025	Value	Gains	Losses	Value
	(in thousands)
Issuer Credit Obligations:
U.S. government obligations	$223,427	$11	$16,281	$207,157
Government agencies, authorities and subdivisions	431,992	2,524	41,669	392,847
Corporate:
Communications	254,040	7,354	28,106	233,288
Consumer & retail	1,245,165	9,878	178,461	1,076,582
Financial institutions	805,506	18,056	81,916	741,646
Industrial and chemicals	561,349	11,821	60,070	513,100
REITS	140,189	3,059	5,009	138,239
Transportation	130,594	1,773	15,278	117,089
Utilities	822,127	14,460	120,222	716,365
Total corporate	3,958,970	66,401	489,062	3,536,309
Private placements	383,501	1,197	31,161	353,537
Total Issuer Credit Obligations	4,997,890	70,133	578,173	4,489,850

Financial Asset Backed Securities	2,166,770	25,206	42,001	2,149,975
Total bonds	$7,164,660	$95,339	$620,174	$6,639,825

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

C. Investments (continued)

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
At December 31, 2024	Value	Gains	Losses	Value
	(in thousands)
Bonds:
U.S. government obligations	$237,391	$2	$26,210	$211,183
Government agencies, authorities and subdivisions	401,378	631	48,869	353,140
Corporate:
Asset backed securities	882,339	8,747	9,393	881,693
Communications	281,224	5,712	39,377	247,559
Consumer & retail	1,198,406	5,738	203,108	1,001,036
Financial institutions	810,063	12,456	99,832	722,687
Industrial and chemicals	547,273	8,574	67,704	488,143
REITS	79,291	198	6,627	72,862
Transportation	124,015	1,270	17,378	107,907
Utilities	764,855	8,338	134,161	639,032
Total corporate	4,687,466	51,033	577,580	4,160,919

Private placements	502,964	1,358	40,420	463,902
Mortgage-backed securities	1,066,223	6,019	53,382	1,018,860
Total bonds	$6,895,422	$59,043	$746,461	$6,208,004

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2025, by contractual maturity, is as follows:

	Carrying	Fair
	Value	Value
	(in thousands)
Years to Maturity:
One or less	$118,502	118,384
After one through five	629,032	636,859
After five through ten	1,149,749	1,164,572
After ten through twenty	2,459,282	2,246,593
After twenty	2,808,095	2,473,417
Total	$7,164,660	$6,639,825

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

C. Investments (continued)

The Company determines the cost of investments sold based on average cost. The proceeds and gross realized gains (losses) on bonds are shown below (in millions):

	2025	2024
Proceeds from sales of bonds	$320.4	$208.2
Gross realized gains on bonds	3.4	2.0
Gross realized losses on bonds	3.5	2.1

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in preferred and common stocks are summarized as follows:

		Gross	Gross
		Unrealized	Unrealized	Fair
At December 31, 2025	Cost	Gains	Losses	Value
	(in thousands)
Preferred stocks	$1,000	—	$70	$930
Unaffiliated common stocks	121,515	33,518	2,026	153,007
Total stocks	$122,515	$33,518	$2,096	$153,937

		Gross	Gross
		Unrealized	Unrealized	Fair
At December 31, 2024	Cost	Gains	Losses	Value
	(in thousands)
Preferred stocks	$1,000	—	$124	$876
Unaffiliated common stocks	108,874	23,224	4,324	127,774
Total stocks	$109,874	$23,224	$4,448	$128,650

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

C. Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2025:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
At December 31, 2025	Value	Losses	Value	Losses	Value	Losses
	(in thousands)
Issuer Credit Obligations:
U.S. government obligations	$—	$—	$206,032	$16,281	$206,032	$16,281
Government agencies, authorities and subdivisions	—	—	289,007	41,669	289,007	41,669
Corporate:
Communications	22,598	1,049	109,901	27,057	132,499	28,106
Consumer & retail	144,761	8,928	727,062	169,533	871,823	178,461
Financial institutions	49,451	1,654	419,069	80,262	468,520	81,916
Industrial and chemicals	76,904	5,450	283,171	54,620	360,075	60,070
REITS	30,081	162	31,968	4,847	62,049	5,009
Transportation	9,270	523	86,415	14,755	95,685	15,278
Utilities	52,219	3,483	441,564	116,739	493,783	120,222
Total corporate	385,284	21,249	2,099,150	467,813	2,484,434	489,062
Private placements	26,246	441	223,180	30,720	249,426	31,161
Total Issuer Credit Obligations	411,530	21,690	2,817,369	556,483	3,228,899	578,173

Financial Asset Backed Securities	229,396	2,432	431,997	39,569	661,392	42,001
Total Bonds	640,926	24,122	3,249,366	596,052	3,890,291	620,174

Preferred stocks	—	—	930	70	930	70
Common stocks	—	—	800	2,026	800	2,026
Total bonds and stocks	$640,926	$24,122	$3,251,096	$598,148	$3,892,021	$622,270

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

C. Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2024:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
At December 31, 2024	Value	Losses	Value	Losses	Value	Losses
	(in thousands)
Bonds:
U.S. government obligations	$286	$4	$210,078	$26,206	$210,364	$26,210
Government agencies, authorities and subdivisions	91,035	4,984	235,614	43,885	326,649	48,869
Corporate:
Asset-backed securities	122,306	1,835	144,706	7,558	267,012	9,393
Communications	18,815	1,125	128,329	38,252	147,144	39,377
Consumer & retail	101,291	5,751	757,662	197,357	858,953	203,108
Financial institutions	53,731	1,644	484,838	98,188	538,569	99,832
Industrial and chemicals	72,390	8,065	278,802	59,639	351,192	67,704
REITS	32,383	2,925	33,565	3,702	65,948	6,627
Transportation	22,740	2,877	69,043	14,501	91,783	17,378
Utilities	69,858	6,765	408,058	127,396	477,916	134,161
Total corporate	493,514	30,987	2,305,003	546,593	2,798,517	577,580

Private placements	17,788	273	257,577	40,147	275,365	40,420
Mortgage-backed securities	279,100	3,633	361,092	49,749	640,192	53,382
Total bonds	881,723	39,881	3,369,364	706,580	4,251,087	746,461

Preferred stocks	—	—	876	124	876	124
Common stocks	16,678	1,482	2,338	2,842	19,016	4,324
Total bonds and stocks	$898,401	$41,363	$3,372,578	$709,546	$4,270,979	$750,909

Based on the Company’s analysis of market factors affecting the fair value of debt securities, as well as facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows, and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these securities at December 31, 2025 and 2024 were temporary.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

C. Investments (continued)

The Company does not intend to sell these securities nor are there any requirements to sell these securities. The Company will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover and will record OTTI as appropriate.

The Company had no loan-backed securities for which the present value of the cash flows expected to be collected are less than the amortized cost basis.

The Company recorded $6.0 million, $9.4 million, and $2.1 million of other-than-temporary impairments on bonds in 2025, 2024, and 2023, respectively. There were no impairments recognized on common stock and preferred stock in 2025, 2024, or 2023.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2025	2024
Geographic Region
New England	—%	1.6%
Middle Atlantic	6.7	6.2
East North Central	5.7	6.9
West North Central	17.4	15.1
South Atlantic	1.4	1.4
East South Central	2.1	1.9
West South Central	10.6	9.1
Mountain	17.2	17.2
Pacific	38.9	40.6
Total	100.0%	100.0%

Property Type
Apartment	38.7%	33.5%
Retail	22.6	25.2
Office building	11.4	10.3
Industrial	23.8	27.9
Mixed use	3.5	3.1
Total	100.0%	100.0%

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis. Quality ratings are based on internal evaluations of each loan’s specific characteristics considering a number of key inputs. The two most significant contributors to credit quality are debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

C. Investments (continued)

The following tables summarize the credit quality of the Company’s commercial mortgage loan portfolio based on loan-to-value (“LTV”) and debt service coverage ratios:

	Debt Service Coverage Ratios as of December 31, 2025
						Total
	2.0x and	1.5x to	1.25x to	1.0x to	Less than	Carrying
LTV Range	greater	1.99x	1.499x	1.249x	1.0x	Value
	(in thousands)
< 50%	$87,210	$23,970	$15,540	$1,462	$1,305	$129,487
50% - 60%	33,217	54,909	30,866	—	—	118,992
60% - 70%	37,625	38,823	25,950	22,850	—	125,248
70% - 80%	9,381	26,700	—	46,000	—	82,081
80% - 90%	—	—	—	—	—	—
> 90%	—	—	—	—	—	—
Total	$167,432	$144,402	$72,356	$70,312	$1,305	$455,807

	Debt Service Coverage Ratios as of December 31, 2024
						Total
	2.0x and	1.5x to	1.25x to	1.0x to	Less than	Carrying
LTV Range	greater	1.99x	1.499x	1.249x	1.0x	Value
	(in thousands)
< 50%	$46,337	$42,349	$7,293	$70,465	$—	$166,444
50% - 60%	64,698	45,070	—	11,393	—	121,161
60% - 70%	37,625	66,748	—	22,850	—	127,223
70% - 80%	—	27,665	26,700	60,400	—	114,765
80% - 90%	—	9,623	—	—	—	9,623
> 90%	—	—	—	—	—	—
Total	$148,660	$191,455	$33,993	$165,108	$—	$539,216

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

C. Investments (continued)

The distribution of the book value of mortgage loans, classified by scheduled year of contractual maturity as of December 31, 2025 and 2024, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

	2025	2024
Due in 1 year or less	13.9%	15.5%
Due after 1 year through 3 years	31.0	35.8
Due after 3 years through 5 years	24.8	22.1
Due after 5 years through 10 years	20.6	16.8
Due after 10 years through 15 years	3.2	3.3
Due after 15 years through 20 years	4.1	4.4
Due after 20 years	2.4	2.1
Total	100.0%	100.0%

The Company did not originated mortgage loans in 2025. The minimum and maximum lending rates for mortgage loans originated during 2025 were 2.99% and 8.80%, respectively. The Company did not reduce the interest rate on any outstanding mortgage loan in 2025 or 2024. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money loans was 74%.

An age analysis of mortgage loans aggregated by type is as follows:

	2025		2024
	Commercial		Commercial
	All Other	Total	All Other	Total
(in thousands)
1. Recorded Investment (All)
(a) Current	$455,807	$455,807	$539,216	$539,216
(b) 30-59 Days Past Due	—	—	—	—
(c) 60-89 Days Past Due	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—
2. Accruing Interest 90-179 Days Past Due
(a) Recorded Investment	—	—	—	—
(b) Interest Accrued	—	—	—	—
3. Interest Reduced
(a) Recorded Investment	—	—	—	—
(b) Number of Loans	—	—	—	—
(c) Percent Reduced	—%	—%	—%	—

Taxes, assessments and any amounts advanced and not included in the mortgage loans total were zero as of December 31, 2025 and 2024.

The Company had no investments in impaired loans as of December 31, 2025 and 2024.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

C. Investments (continued)

Interest income on non-performing loans is generally recognized on a cash basis.

Additional disclosures regarding impaired loans are as follows:

	2025		2024
	Commercial		Commercial
	All Other	Total	All Other	Total
(in thousands)
1. Average Recorded Investment	$—	$—	$—	$—
2. Interest Income Recognized	—	—	—	—
3. Recorded Investments on Nonaccrual Status	—	—	—	—
4. Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—

The Company reviews loans for impairment based on several factors including, but not limited to, deteriorating market conditions, significant changes in debt coverage and loan-to-value ratios, and borrower specific credit issues. When the Company determines that, based on this current information and events, it is probable it will be unable to collect all amounts due according to the contractual terms, the Company measures an impairment based on the difference between the estimated fair market value of the underlying collateral less recovery costs and the recorded investment in the loan and records a valuation allowance for the impaired loan with a corresponding charge to unrealized gain or loss. The Company continues to accrue interest as due on these loans until such point it is deemed uncollectible. If there is a significant change in the estimated fair value of the collateral, then the valuation allowance is adjusted accordingly. If the impairment is deemed to be other than temporary in nature, a direct write-down of the loan is recognized as a realized loss. This new cost basis is not adjusted for subsequent change in the fair value of the underlying collateral. Loans that have been directly written down recognize interest income on a cash basis.

For loans classified as troubled debt restructuring, the Company may grant concessions related to the borrowers’ financial difficulties. Generally, these types of concessions include: 1) a modification to the payment terms in order for the borrower not to become delinquent on payments, 2) a refinance or extension of the maturity date at below current market terms, and/or 3) a reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

The Company had no recorded investments in restructured loans as of December 31, 2025 or December 31, 2024. The Company had no non-performing loans (delinquent more than 90 days) as of December 31, 2024 or December 31, 2023.

There were no sales of real estate in 2024 or 2023.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

C. Investments (continued)

Low Income Housing Tax Credit Properties

The Company invested in LIHTC properties of $1.1 million and $2.7 million as of December 31, 2025 and 2024, respectively, which is less than 10% of total admitted assets. The Company accounts for these investments using the proportional amortized cost method. In 2025, 2024, and 2023, amortization of $1.5 million, $2.1 million, and $2.5 million was included in net investment income, respectively. The Company recognized $1.3 million in tax credits and $0.2 million of other tax benefits in 2025, and $1.8 million in tax credits and $0.3 million of other tax benefits in 2024. The remaining holding periods on these investments vary with the longest being 5 years, and the Company anticipates full absorption of all LIHTC. The required holding period is 15 years. The LIHTC properties are not subject to any regulatory reviews. The Company did not recognize any impairments or write-downs during 2025 on the LIHTC investments. The Company has no remaining commitments to be funded over the next year.

Restricted Assets

The following table discloses the amount and nature of any assets pledged to others as collateral or otherwise restricted by the Company as of December 31, 2025 (in thousands):

	Gross Restricted
	Current Year								Percentage
	1	2	3	4	5	6	7	8	9	10
			Total
		G/A	Separate							Admitted
		Supporting	Account	S/A Assets					Gross	Restricted
	Total	S/A	(S/A)	Supporting			Increase/	Total Current	Restricted	to Total
Restricted Asset	General	Restricted	Restricted	G/A Activity	Total	Total From	(Decrease)	Year Admitted	to Total	Admitted
Category	Account (G/A)	Assets (a)	Assets	(b)	(1 plus 3)	Prior Year	(5 minus 6)	Restricted	Assets	Assets
FHLB capital stock	$18,216	$—	$—	$—	$18,216	$17,144	$1,072	$18,216	0.14%	0.14%
On deposit with state	8,018	—	—	—	8,018	7,827	191	8,018	0.06%	0.06%
Pledged as collateral to FHLB (including assets backing funding agreements)	511,901	—	—	—	511,901	513,610	(1,709)	511,901	3.86%	3.92%
Pledged as collateral not captured in other categories	5,879	—	—	—	5,879	2,595	3,284	5,879	0.04%	0.04%
Other restricted assets	98,573	—	—	—	98,573	76,184	22,389	98,573	0.74%	0.75%
Assets held under modco reinsurance agreements	261,055	—	—	—	261,055	—	261,055	261,055	1.97%	2.00%
Assets held under funds withheld reinsurance agreements	1,815,698	—	—	—	1,815,698	—	1,815,698	1,815,698	13.68%	13.89%
Total restricted assets	$2,719,340	$—	$—	$—	$2,719,340	$617,360	$2,101,980	$2,719,340	20.49%	20.80%

Below provides detail for those assets pledged as collateral not captured in other categories (in thousands):

	Gross Restricted
	Current Year								Percentage
	1	2	3	4	5	6	7	8	9	10
			Total
		G/A	Separate							Admitted
		Supporting	Account	S/A Assets					Gross	Restricted
	Total	S/A	(S/A)	Supporting			Increase/	Total Current	Restricted	to Total
Description of	General	Restricted	Restricted	G/A Activity	Total	Total From	(Decrease)	Year Admitted	to Total	Admitted
Assets	Account (G/A)	Assets (a)	Assets	(b)	(1 plus 3)	Prior Year	(5 minus 6)	Restricted	Assets	Assets
Pledged assets for derivatives	$5,879	$—	$—	$—	$5,879	$2,595	$3,284	$5,879	0.04%	0.04%
Total	$5,879	$—	$—	$—	$5,879	$2,595	$3,284	$5,879	0.04%	0.04%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

C. Investments (continued)

Below provides detail for assets categorized as other restricted assets (in thousands):

	Gross Restricted
	Current Year								Percentage
	1	2	3	4	5	6	7	8	9	10
			Total
		G/A	Separate							Admitted
		Supporting	Account	S/A Assets					Gross	Restricted
	Total	S/A	(S/A)	Supporting			Increase/	Total Current	Restricted	to Total
Description of	General	Restricted	Restricted	G/A Activity	Total	Total From	(Decrease)	Year Admitted	to Total	Admitted
Assets	Account (G/A)	Assets (a)	Assets	(b)	(1 plus 3)	Prior Year	(5 minus 6)	Restricted	Assets	Assets
Cash collateral pledged for counterparties with derivative exposure	$98,573	$—	$—	$—	$98,573	$76,184	$22,389	$98,573	0.75%	0.75%
Total	$98,573	$—	$—	$—	$98,573	$76,184	$22,389	$98,573	0.75%	0.75%

Assets held under modified coinsurance (“Modco”) and funds withheld (“FWH”) reinsurance arrangements are summarized below (in thousands):

	Carrying	Carrying	Total	Fair	Fair	Total
	Value	Value	Carrying	Value	Value	Fair
At December 31, 2025	Modco	FWH	Value	Modco	FWH	Value
	(in thousands)
Bonds - Issuer Credit Obligations	$197,941	$1,375,435	$1,573,376	$203,208	$1,203,946	$1,407,154
Bonds - Asset-Backed Securities	30,203	307,531	337,734	29,988	290,464	320,452
Cash, cash equivalents and short-term investments	-	21,409	21,409		21,409	21,409
Mortgage loans	12,989	89,952	102,941	12,989	89,952	102,941
Surplus notes	19,922	21,371	41,293	20,324	19,698	40,022
Total Assets	$261,055	$1,815,698	$2,076,753	$266,509	$1,625,469	$1,891,978

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

C. Investments (continued)

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Income
Bonds	$350,075	$323,375	$275,507
Preferred stocks	36	36	36
Common stocks, unaffiliated	7,540	4,529	2,452
Mortgage loans	27,659	25,277	21,220
Real estate (1)	12,702	12,365	12,369
Policy loans	27,917	26,279	24,036
Cash, cash equivalents and short-term investments	2,329	2,788	7,326
Other invested assets	12,643	16,568	10,434
Derivative instruments	68,949	52,286	64,347
Other	49	23	39
Total investment income	509,899	463,526	417,766
Expenses
Depreciation	4,830	5,495	5,785
Interest expense	51,795	47,518	44,370
Other	29,295	25,158	21,953
Total investment expenses	85,920	78,171	72,108
Net investment income	$423,979	$385,355	$345,658

(1) Includes amounts for the occupancy of company-owned property of $9,458, $9,024, and $8,846 in 2025, 2024, and 2023, respectively.

There was no nonadmitted accrued investment income at December 31, 2025 and 2024.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

C. Investments (continued)

Net Realized Gains and Losses

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Bonds and other debt securities
Gross gains	$6,290	$3,522	$3,394
Gross losses	(21,325)	(11,779)	(3,436)
Common stocks, unaffiliated
Gross gains	2,790	1,282	506
Gross losses	(1,350)	(24)	(195)
Partnerships
Gross gains	1,289	—	20
Gross losses	(96)	(115)	(402)
Other
Gross gains	—	—	783
Gross losses	—	(941)	(940)
Net realized capital losses	(12,402)	(8,055)	(270)
Amount transferred to IMR, net of tax	(1,559)	(732)	(2,430)
	(13,961)	(8,787)	(2,700)
Less federal income taxes on realized capital gains (losses) after effect of transfer to IMR	(3,723)	(3,415)	(1,128)
Net realized capital losses	$(17,684)	$(12,202)	$(3,828)

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities held by the Company.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

No impairments were recorded on non-public limited partnerships in 2025 or 2024. These limited partnerships have underlying characteristics of preferred and common stock. Fair values utilized in determining impairments were determined by the Company based on the limited partnerships’ operating results.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

C. Investments (continued)

Repurchase Agreements

The Company periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred. Any repurchase liability is included in other liabilities. There were no open transactions at December 31, 2025 or 2024.

Prepayment Penalty and Acceleration Fees

For securities sold, redeemed or otherwise disposed as a result of a callable feature (including make whole call provisions), below are the number of CUSIPs sold, disposed or otherwise redeemed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee:

At December 31, 2025
General Account
($ in thousands)
Number of CUSIPs	18
Aggregate amount of investment income	$1,774

Paid-in Kind Interest

For certain fixed income instruments, the contractual agreement allows the issuer/borrower to defer interest (Paid-in Kind interest). When the interest is deferred, it is capitalized into principal. At December 31, 2025, the Company had paid-in-kind interest of $9,1 million, which has been included in the principal amount of the Company’s bonds of $9.1 million. At December 31, 2024, the Company had paid-in-kind interest of $9.4 million, which has been included in the principal amount of the Company’s bonds of $9.4 million.

D. Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

	2025	2024
	(in thousands)
Net deferred tax asset	$44,820	$38,250
Furniture and equipment	11,434	9,554
Software applications	130,529	121,551
Prepaid expenses	12,447	5,938
Other	2,799	10,655
Total nonadmitted assets	$202,029	$185,948

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

E. Reinsurance

The Company reinsures certain risks assumed in the normal course of business. Effective in March 2018, for certain indexed universal life products, the Company may retain up to $4 million of risk on an individual life. For other individual life products sold on or after August 16, 2004, the Company generally retains no more than $2 million of risk on any person (excluding accidental death benefits and dividend additions). For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Total premiums from direct business were $743 million, $912.2 million, and $1.2 billion in 2025, 2024, and 2023, respectively. Of those direct premiums, individual life premiums ceded were $125.1 million, $132.0 million, and $132.3 million for the years ended December 31, 2025, 2024, and 2023, respectively, and are included as a reduction of premium and annuity considerations. Total individual life insurance ceded was $23.1 billion and $25.0 billion of the $73.4 billion and $69.2 billion in force at December 31, 2025 and 2024, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

At December 31, 2025 and 2024, neither the Company nor any of its representatives, officers, trustees, or directors had more than 10% ownership of or direct or indirect control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity. There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2025 and 2024. The Company’s largest reserve credit with a non-affiliate as of December 31, 2025 and 2024 was with Hannover Life Reinsurance Company of America for $263.9 million and $265.7 million, respectively.

No reinsurance agreements were in force at December 31, 2025 and 2024 which would likely result in a payment to the reinsurer in excess of the total direct premiums collected.

Effective December 31, 2025, the Company entered into a coinsurance with funds withheld agreement with Longhorn to cede a 20% quota share of certain in force indexed universal life (“IUL”) insurance policies. The ceded reserves and funds withheld balance were $6.2 million and $5.7 million, respectively, as of December 31, 2025. There were no amounts due to or from Longhorn at December 31, 2025.

Effective July 1, 2015 the Company entered into a coinsurance with funds withheld agreement with Catamount domiciled under the laws of the state of Vermont. The agreement is for Catamount to reinsure National Life’s Closed Block policies, which includes policies that were in force and had existing reserves established by the Company as of the effective date of the agreement. The following table illustrates the amounts the Company ceded under the reinsurance treaty:

	2025	2024
	(in thousands)
Insurance in-force	$2,912,484	$3,145,072
Premiums	31,673	41,098
Policy Reserves	1,996,494	2,133,791

In 2025, 2024, and 2023, there were no reinsurance assumption changes to life insurance and annuity products.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

E. Reinsurance (continued)

The Company’s reinsurance treaties meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

F. Federal Income Taxes

The components of the net deferred tax asset (“DTA”)/ (liability) at December 31 are as follows:

	2025			2024
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in thousands)
Gross deferred tax assets	$209,137	$12,450	$221,587	$193,526	$14,030	$207,556
Valuation allowance	—	—	—	—	—	—
Adjusted gross deferred tax assets	209,137	12,450	221,587	193,526	14,030	207,556
Nonadmitted deferred tax asset	(44,820)	—	(44,820)	(38,250)	—	(38,250)
Net deferred tax asset	164,317	12,450	176,767	155,276	14,030	169,306

Gross deferred tax liabilities	(58,566)	(16,243)	(74,809)	(54,718)	(11,237)	(65,955)
Net admitted deferred tax asset (liability)	$105,751	$(3,793)	$101,958	$100,558	$2,793	$103,351

	Change
	Ordinary	Capital	Total
	(in thousands)
Gross deferred tax assets	$15,611	$(1,580)	$14,031
Valuation allowance	—	—	—
Adjusted gross deferred tax assets	15,611	(1,580)	14,031
Nonadmitted deferred tax asset	(6,570)	—	(6,570)
Net deferred tax asset	9,041	(1,580)	7,461
Gross deferred tax liabilities	(3,848)	(5,006)	(8,854)
Net admitted deferred tax asset	$5,193	$(6,586)	$(1,393)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

F. Federal Income Taxes (continued)

The admission calculation components at December 31 are as follows:

	2025			2024
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in thousands)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation (the lesser of 1 and 2 below)	$94,475	$7,483	$101,958	$94,002	$9,349	$103,351
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	94,475	7,483	101,958	94,002	9,349	103,351
2. Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	196,198	N/A	N/A	475,827
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets) offset by gross deferred tax liabilities	69,842	4,967	74,809	61,274	4,681	65,955
Deferred tax assets admitted as the result of application of SSAP 101	$164,317	$12,450	$176,767	$155,276	$14,030	$169,306

	Change
	Ordinary	Capital	Total
	(in thousands)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation (the lesser of 1 and 2 below)	$473	$(1,866)	$(1,393)
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	473	(1,866)	(1,393)
2. Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	(279,629)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets) offset by gross deferred tax liabilities	8,568	286	8,854
Deferred tax assets admitted as the result of application of SSAP 101	$9,041	$(1,580)	$7,461

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

F. Federal Income Taxes (continued)

At December 31, 2025 and 2024, the following ratio percentages were used to determine recovery period and threshold limitation:

	2025	2024
	(dollars in thousands)
Ratio percentage	829%	878%
Total adjusted capital exDTA	$3,824,440	$3,783,627

At December 31, 2025 and 2024, tax planning strategies had the following impact on deferred tax assets:

	2025		2024
	Ordinary	Capital	Ordinary	Capital
	(in thousands)
Adjusted gross DTAs	$209,137	$12,450	$193,526	$14,030
Percentage of total gross deferred tax assets	—%	100%	—%	100%
Net admitted adjusted gross DTAs	$164,317	$12,450	$155,276	$14,030
Percentage of total net admitted deferred tax assets	—%	60%	—%	67%

	Change
	Ordinary	Capital
	(in thousands)
Adjusted gross DTAs	$15,611	$(1,580)
Percentage of total gross deferred tax assets	—%	—%
Net admitted adjusted gross DTAs	$9,041	$(1,580)
Percentage of total net admitted deferred tax assets	—%	(7)%

The Company’s tax-planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities pursuant to SSAP No. 101, Income Taxes at December 31, 2025.

Federal current income taxes incurred consists of the following major components:

	2025	2024	Change
	(in thousands)
Tax (benefit) expense on operations	$(9,185)	$(2,845)	$(6,340)
Tax expense on realized capital gains/losses	3,723	3,415	308
Tax credits	(1,262)	(1,841)	579
Total current income (benefit) expense incurred	$(6,724)	$(1,271)	$(5,453)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

F. Federal Income Taxes (continued)

The components of deferred tax assets and liabilities are as follows:

	2025	2024	Change
	(in thousands)
Deferred Tax Assets:
Ordinary
Reserves	$66,251	$64,039	$2,212
Deferred acquisition costs	61,886	56,788	5,098
Policyholder dividends	1,507	1,336	171
Fixed assets	29,812	27,532	2,280
Employee benefits	44,225	38,886	5,339
Other	5,456	4,945	511
Subtotal	209,137	193,526	15,611
Nonadmitted deferred tax assets	(44,820)	(38,250)	(6,570)
Admitted ordinary deferred tax assets	164,317	155,276	9,041
Capital
Capital invested assets	12,450	14,030	(1,580)
Admitted capital deferred tax assets	12,450	14,030	(1,580)
Total admitted deferred tax assets	176,767	169,306	7,461

Deferred Tax Liabilities:
Ordinary
Ordinary invested assets	22,845	26,824	(3,979)
Fixed assets	15,450	2,083	13,367
Deferred and uncollected premiums	8,911	8,783	128
Reserves	—	2,658	(2,658)
Real estate	5,907	8,706	(2,799)
Other	5,453	5,664	(211)
Total deferred tax liabilities	58,566	54,718	3,848
Capital
Capital invested assets	16,243	11,237	5,006
Total deferred tax liabilities	74,809	65,955	8,854

Net admitted deferred tax asset	$101,958	$103,351	$(1,393)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

F. Federal Income Taxes (continued)

The Company’s total provision for income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to pretax income. The significant items causing this difference are as follows:

	2025	2024
	(in thousands)
Permanent Differences:
Pretax income computed at statutory rate	$(2,279)	$(7,239)
Amortization of IMR	(467)	(498)
Prior year taxes	—	(835)
Dividends received deduction	(734)	(413)
COLI	(2,740)	(2,034)
Intercompany management fee	(4,367)	(914)
Tax credits	(1,262)	(1,841)
Reinsurance loss in surplus	(1,731)	(2,021)
Other permanent differences	(476)	228
Total	$(14,057)	$(15,567)

Total current income tax (benefit) expense incurred	(6,724)	(1,271)
Adjusted increase in net deferred taxes	(7,333)	(14,296)
Total	$(14,057)	$(15,567)

The Company recognizes income tax benefits and any related reserves in accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairment of Assets”, as modified by paragraph 3.a. of SSAP No. 101. Currently, the Company only files income tax returns in the United States.

The Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2022

As of 2025, there are no unrecognized tax benefits for the Company. It is likely there will be no significant change in the amount of unrecognized tax benefits within the next twelve months.

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the year ended December 31, 2025 and December 31, 2024, the Company recognized no interest and penalties. The Company had no amounts accrued for interest and penalties at December 31, 2025 and 2024.

As of December 31, 2025, the Company has no operating loss carryforwards available.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

F. Federal Income Taxes (continued)

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital
	(in thousands)
2025	$—	$3,723
2024	—	—
2023	502	1,128

The Company’s federal income tax return is consolidated with the following entities: LSW, Catamount, Longhorn, NLHC, NLVF, NLG Capital, Inc., and Equity Services, Inc. The method of allocation for federal income tax expense between the companies is pursuant to a written agreement. Allocation is based upon separate return calculations with current benefit for net losses and tax credits to the extent utilized in the consolidated income tax return. Intercompany tax balances are settled quarterly.

The Inflation Reduction Act (“IRA”) was enacted on August 16, 2022. The IRA includes a new corporate alternative minimum tax (“CAMT”) that goes into effect for tax years beginning after 2022. Based on guidance issued through Notice 2023-64 on September 12, 2023, the Corporation falls under the applicable financial statement income threshold, and therefore was considered a nonapplicable reporting entity in 2023. A nonapplicable reporting entity does not reasonably expect to be subject to the CAMT for the current reporting period and is not required to recognize a payable for the CAMT or further assess the impact of the CAMT on current or deferred tax computations.

G. Information Concerning Parent, Subsidiaries and Affiliates

In 2016, LSW entered into a reinsurance agreement with Longhorn to cede certain inforce indexed universal life (“IUL”) policies issued by LSW from January 1, 2011 through December 31, 2016. The form of the reinsurance agreement with Longhorn is coinsurance; with most of the reinsurance being established on funds withheld basis, and the balance on a “pure” coinsurance basis. The “pure” coinsurance portion is secured by a letter of credit (“LOC”) procured by NLIC for the account of Longhorn. The letter of credit was terminated on November 14, 2024, and effective October 1, 2024, all remaining policies were recaptured by LSW.

Effective December 31, 2025, the Company entered into a coinsurance with funds withheld agreement with Longhorn to cede a 20% quota share of certain in force indexed universal life (“IUL”) insurance policies. Refer to Note E for further details.

In 2024, LSW executed a funds withheld coinsurance agreement with AeCe (the “AeCe Reinsurance Agreement”). Under the AeCe Reinsurance Agreement, LSW initially ceded an 80% quota share of specified single-premium deferred annuities and multi-year guaranteed annuities issued between January 1, 2009 and March 31, 2024. LSW also reinsured an 80% quota share of policies issued between April 1, 2024 and July 31, 2024. LSW is not currently ceding new policies under the AeCe Reinsurance Agreement. Refer to Note E for further details.

On October 31, 2024, Mansfield Solar I was formed as a wholly owned subsidiary of the Company. Mansfield Solar I is a special purpose entity domiciled in the state of Delaware and will be accounted for using the equity method.

On March 10, 2025, Mansfield Solar Trust I, a Delaware statutory trust, was formed as a subsidiary of Mansfield Solar I to hold the purchased loans.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

G. Information Concerning Parent, Subsidiaries and Affiliates (continued)

In 2025, there was no capital contribution. In 2024, there was a capital contribution of $49.2 million from NLVF to National Life, which included a cash capital contribution of $30.6 million and bonds of $18.6 million.

National Life paid a cash dividend to NLVF of $50 million in 2025 and 2024.

The Company owns 100% of LSW, whose carrying value exceeds 10% of the admitted assets of the Company. NLIC carries LSW at statutory equity less surplus notes issued of $30 million in accordance with SSAP 97 Investments in Subsidiary, Controlled and Affiliated Entities. At December 31, 2025 and 2024, the statement value of LSW’s assets and liabilities were $43.1 billion and $36.9 billion, and $40.5 billion and $34.4 billion, respectively. LSW’s net income was $59.6 million for the year ended December 31, 2025.

All intercompany transactions are settled on a current basis. Amounts receivable or payable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. The net payable to LSW was $14.9 million and $7.6 million as of December 31, 2025 and 2024.

Pursuant to the Company’s expense sharing agreement with LSW, in which LSW will reimburse the Company for administrative and other general expenses associated with services provided by NLIC, the Company received reimbursement of $473.4 million and $424.3 million for the years ended December 31, 2025 and December 31, 2024, respectively.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s assets or liabilities existed at December 31, 2025 and 2024.

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements. The Company had no agreements in place at December 31, 2025 or 2024 to potentially move nonadmitted assets into the parent or other affiliates.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

H. Benefit Plans

The Company sponsors other pension plans including a non-contributory defined benefit plan for National Life career general agents who met the eligibility requirements to enter the plan prior to January 1, 2005. These plans are non-qualified and are not separately funded.

The Company sponsors defined benefit postemployment plans that provide medical benefits to agency staff and agents. Medical coverage is contributory; with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The postemployment plans are not separately funded, and the Company, therefore, pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned.

The Company also sponsors various defined contribution and deferred compensation plans. The following tables show the plans’ combined funded status at December 31:

	Pension Benefits			Other Benefits
	2025	2024	2023	2025	2024	2023
	(in thousands)
Change in benefit obligation:
Benefit obligation, beginning of year	$34,081	$37,307	$52,146	$422	$353	$454
Service cost	—	—	—	—	—	—
Interest cost	1,706	1,708	2,284	21	16	22
Plan participants’ contributions	—	—	—	23	18	20
Actuarial gains	1,297	(410)	(76)	100	74	(102)
Benefits paid	(4,404)	(4,524)	(4,571)	(45)	(39)	(41)
Settlement	—	—	(12,296)	—	—	—
Benefit obligation, end of year	32,680	34,081	37,307	521	422	353
Change in plan assets:
Fair value of plan assets, beginning of year	—	—	12,418	—	—	—
Actual return on plan assets	—	—	—	—	—	—
Employer contributions	4,404	4,524	4,751	23	21	21
Plan participants’ contributions	—	—	—	22	18	20
Benefits paid	(4,404)	(4,524)	(4,751)	(45)	(39)	(41)
Settlement	—	—	(12,418)	—	—	—
Fair value of plan assets, end of year	—	—	—	—	—	—
Funded status	$(32,680)	$(34,081)	$(37,307)	$(521)	$(422)	$(353)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

H. Benefit Plans (continued)

	Pension Benefits			Other Benefits
	2025	2024	2023	2025	2024	2023
	(in thousands)
Amounts recognized in the balance sheets
Pension and other post-retirement benefit obligations liability	$18,823	$20,510	$22,219	$1,058	$1,168	$1,309
Minimum pension liability	13,857	13,571	15,088	(538)	(746)	(956)
Net amount recognized	32,680	34,081	$37,307	520	422	353
Pension and other post-retirement benefit obligations liability	(32,680)	(34,081)	$(37,307)	(521)	(422)	(353)
Amounts recognized in unassigned funds (surplus)
Net actuarial loss (gain)	13,857	13,571	15,088	(538)	(746)	(956)
Net amount recognized	$13,857	$13,571	$15,088	$(538)	$(746)	$(956)

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost at December 31 were as follows:

	Pension Benefits			Other Benefits
	2025	2024	2023	2025	2024	2023
	(in thousands)
Adjustments to Unassigned Funds (Surplus)
Items not yet recognized as a component of net periodic cost - prior year	$13,571	$15,088	$19,748	$(746)	$(956)	$(990)
Net transition asset or obligation recognized	—	—	(3,422)	—	—	—
Net (gain) or loss arising during the period	1,297	(410)	(76)	100	74	(102)
Net (gain) or loss recognized	(1,011)	(1,107)	(1,162)	108	136	136
Items not yet recognized as a component of net periodic cost - current year	$13,857	$13,571	$15,088	$(538)	$(746)	$(956)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

H. Benefit Plans (continued)

The components of net periodic benefit cost are as follows:

	Pension Benefits			Other Benefits
	2025	2024	2023	2025	2024	2023
	(in thousands)
Components of Net Periodic Benefit Cost
Service cost	$—	$—	$—	$—	$—	$—
Interest cost	1,706	1,708	2,284	21	16	22
Expected return on plan assets	—	—	(306)	—	—	—
Amortization of unrecognized transition obligation or transition asset	—	—	3,601	—	—	—
Amortization of unrecognized gains and losses	1,011	1,107	1,229	(108)	(136)	(136)
Gain or loss recognized due to settlement	—	—	(3,703)	—	—	—
Net periodic benefit cost	$2,717	$2,815	$3,105	$(87)	$(120)	$(114)

The total accumulated benefit obligation for defined benefit pension plans were $32.7 million, $34.1 million, and $37.3 million at December 31, 2025, 2024 and 2023, respectively.

In 2025, 2024, and 2023, there was no admitted intangible pension asset.

	Pension Benefits			Other Benefits
	2025	2024	2023	2025	2024	2023
The actuarial assumptions used in determining the benefit obligation at the measurement date:
a. Discount rate	4.68%	5.17%	4.87%	4.90%	5.30%	4.85%
b. Rate of compensation increase	5.00%	5.00%	5.00%	N/A	N/A	N/A
Weighted-average assumptions used to determine net periodic pension cost:
a. Discount rate	5.17%	4.78%	5.15%	5.30%	4.85%	5.15%
b. Rate of compensation increase	5.00%	5.00%	5.00%	N/A	N/A	N/A
c. Expected long-term rate of return on plan assets	—%	—%	—%	N/A	N/A	N/A

In 2023, health care cost trend rate (“HCCTR”) assumption was 6.50% and was expected to decrease incrementally to 4.50% by 2032. For 2024, the HCCTR assumption is 6.25% and is expected to decrease incrementally to 4.50% in 2035. For 2025, the HCCTR assumption is 7.00% and is expected to decrease incrementally to 4.50% in 2036.

The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

H. Benefit Plans (continued)

Projected benefit payments for defined benefit obligations for each of the five years following December 31, 2025, and in aggregate for the five years thereafter is as follows:

	Pension	Other Benefit	Total
Year	Payments	Payments	Payments
	(in thousands)
2026	$4,300	70	$4,370
2027	3,995	66	4,061
2028	3,812	62	3,874
2029	3,530	58	3,588
2030	3,229	54	3,283
2031-2035	11,990	210	12,200

The Company participates in a 401(k) plan for its employees. Employees earning less than a specified amount and hired prior to January 1, 2021 receive a 75% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Employees earning more than a specified amount will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Employees hired on or after January 1, 2021 will receive a 100% match up to 6% of an employee’s salary, subject to maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions. Plan assets invested in the mutual funds are outside the Company and, as such, are excluded from the Company’s assets and liabilities. The Company’s contribution to the 401(k) plans for its employees was $1.0 million, $0.8 million and $0.6 million for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company also provides a 401(k) plan for its regular full-time agents. The Company makes an annual contribution equal to 6.1% of an agent’s compensation up to the Social Security taxable wage base plus 7.5% of the agent’s compensation in excess of the Social Security taxable wage base. In addition, the agent may elect to defer a portion of the agent’s compensation, up to the legal limit on elective deferrals, and have that amount contributed to the plan. Total annual contributions cannot exceed certain limits which vary based on total agent compensation. The Company’s match on the agents’ 401(k) plan was $1.2 million, $1.3 million, and $1.2 million for the years ended December 31, 2025, 2024, and 2023, respectively.

For all of the Company’s defined contribution plans, accumulated funds may be invested by the employee in a group annuity contract issued by the Company or in mutual funds.

The Company participates in plans that are sponsored by its parent company, NLVF. The Company has no ongoing obligation in connection with these plans outside of contributing towards the annual cost for the Company’s employees who participate in these plans. The Company expense in connection with these plans was $4.2 million, $5.4 million, and $4.0 million for the years ended December 31, 2025, 2024 and 2023, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

I. Capital and Surplus Shareholder Dividend Restrictions

In July 2018, the Company issued surplus notes with a principal balance of $350 million that mature in 2068. These surplus notes will accrue interest at a fixed rate of 5.25% until July 18, 2048, and thereafter at a floating rate equal to the Three-month USD LIBOR rate (or a substitute or successor base rate that is most comparable to such rate, to be determined pursuant to the terms of the notes) plus 3.314%. The surplus notes are redeemable by the Company on or after July 19, 2048. The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is scheduled to be paid semiannually on January 19 and July 19 of each year. In April 2019, the Company issued an additional $128 million of the 2068 5.25% surplus notes. After including $22.1 million issued in a 2018 exchange transaction discussed below, a total of $500 million of 2068 5.25% surplus notes were issued. The Company paid interest of $26.3 million in 2025 and had $11.8 million of unapproved interest that was not accrued at December 31, 2025.

The Company has outstanding surplus notes with a principal balance of $168.0 million, bearing interest at 10.5% and a maturity date of September 15, 2039. These surplus notes were originally issued at $200 million in exchange for cash. The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is scheduled to be paid semiannually on March 15 and September 15 of each year. The Company paid $17.6 million in 2025 and had $5.2 million of unapproved interest that was not accrued at December 31, 2025. Total principal and interest paid on the surplus note is $315.1 million.

All surplus notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes, and any redemption payment may be made only with prior approval of the Commissioner, whose approval will only be granted if, in the judgment of the Commissioner, the financial condition warrants the making of such payments. The notes shall not be entitled to any sinking fund.

In July 2018, National Life also completed an exchange transaction, in which it issued an additional $22.1 million of the 5.25% surplus notes in exchange for its 10.5% surplus notes, originally issued in 2009, with a principal balance of $12.8 million. The discount at the time of the exchange, $9.3 million, will be recognized in interest expense over the life of the 5.25% surplus notes.

The Company has outstanding 2.5 million common stock $1 par shares. The shares are wholly-owned by its parent NLVF. At the time of issuance, the Company recorded $5.0 million of additional paid-in-capital. At December 31, 2025 and 2024, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares. No preferred stock has been issued.

NLHC, a stock holding company, currently owns all the outstanding shares of NLVF, which in turn currently owns all the outstanding shares of the Company. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, issuance of $200.0 million in debt financing in 2003, issuance of an additional $75.0 million in debt financing in 2005, as the sponsor of certain employee related benefit plans, and its ownership of National Life’s outstanding stock. Under the terms of the mutual holding company reorganization described in Note A, NLHC must always hold a majority of the voting shares of NLVF.

Surplus is restricted by required statutory surplus of $5.0 million in the state of VT, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business. Special surplus funds were $1.7 million and $1.6 million as of December 31, 2025 and 2024, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

I. Capital and Surplus Shareholder Dividend Restrictions (continued)

In 2025 and 2024, National Life paid a $50 million cash dividend to NLVF. Certain dividends declared by the Company in excess of the greater of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner. Within the limitations of the above, there are no restrictions placed on the portion of the Company’s profits that may be paid as ordinary dividends to the shareholder. No stock is held for special purposes.

In 2025, there were no capital contributions. In 2024, there was a capital of $49.2 million from NLVF to National Life, which included a cash capital contribution of $30.6 million and bonds of $18.6.

As of December 31, 2025, the Company had securities of $8.0 million in insurance department special deposit accounts.

J. FHLB Agreements

The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”), which provides National Life with access to a secured asset-based borrowing capacity. It is part of the Company’s strategy to utilize this borrowing capacity for funding agreements and for backup liquidity. The proceeds have been invested in a pool of fixed and floating rate income assets.

Further information regarding our FHLB agreements is as follows:

FHLB Capital Stock – Aggregate Totals

	General
At December 31, 2025	Account	Total
	(in thousands)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	5,000	5,000
Activity Stock	13,216	13,216
Excess Stock	—	—
Aggregate Total	$18,216	$18,216

Actual or estimated borrowing capacity as determined by the insurer (in billions)		$1.4

	General
At December 31, 2024	Account	Total
	(in thousands)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	5,000	5,000
Activity Stock	12,081	12,081
Excess Stock	63	63
Aggregate Total	$17,144	$17,144

Actual or estimated borrowing capacity as determined by the insurer (in billions)		$1.3

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

J. FHLB Agreements (continued)

FHLB Membership Stock (Class A and B) Eligible for Redemption

	Current	Not Eligible		6 Months to	1 to Less
	Period	for	Less than	Less than	than	3 to
	Total	Redemption	6 Months	1 Year	3 Years	5 Years

(in thousands)
Class A	$—	$—	$—	$—	$—	$—
Class B	5,000	5,000	—	—	—	—

Collateral Pledged to FHLB

Total Collateral Pledged

			Aggregate
	Fair	Carrying	Total
At December 31, 2025	Value	Value	Borrowing

	(in thousands)
General account	$494,740	$511,901	$330,404
Total	$494,740	$511,901	$330,404

			Aggregate
	Fair	Carrying	Total
At December 31, 2024	Value	Value	Borrowing
	(in thousands)
General account	$487,026	$513,610	$302,029
Total	$487,026	$513,610	$302,029

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

J. FHLB Agreements (continued)

Maximum Collateral Pledged

			Aggregate
	Fair	Carrying	Total
At December 31, 2025	Value	Value	Borrowing
	(in thousands)
General account	$574,329	$596,960	$330,404
Total	$574,329	$596,960	$330,404

			Aggregate
	Fair	Carrying	Total
At December 31, 2024	Value	Value	Borrowing
	(in thousands)
General account	$523,236	$550,111	$302,029
Total	$523,236	$550,111	$302,029

Borrowing from FHLB

				Funding
				Agreement
	General	Separate		Reserves
At December 31, 2025	Account	Account	Total	Established
	(in thousands)
Debt	$—	$—	$—	$—
Funding agreements	330,404	—	330,404	330,404
Other	—	—	—	—
Aggregate total	$330,404	$—	$330,404	$330,404

				Funding
				Agreement
	General	Separate		Reserves
At December 31, 2024	Account	Account	Total	Established
	(in thousands)
Debt	$—	$—	$—	$—
Funding agreements	302,029	—	302,029	302,029
Other	—	—	—	—
Aggregate total	$302,029	$—	$302,029	$302,029

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

J. FHLB Agreements (continued)

Maximum Amount Borrowed During Reporting Period

	General	Separate
At December 31, 2025	Account	Account	Total
	(in thousands)
Debt	$—	$—	$—
Funding agreements	330,404	—	330,404
Other	—	—	—
Aggregate total	$330,404	$—	$330,404

The Company has no prepayment obligations under the funding arrangements with the FHLB.

K. Business Risks, Commitments and Contingencies

Business Risks

As of December 31, 2025, and 2024, the Company held $229.2 million and $166.3 million, respectively, of commercial mortgage-backed securities (“CMBS”). The fair value of the Company’s CMBS was $208.5 million and $139.3 million at December 31, 2025 and December 31, 2024, respectively. The Company does not have other-than-temporary impairments related to CMBS investments in December 31, 2025. The company had had other-than-temporary impairments related to CMBS investments of $9.4 million as of December 31, 2024. The extent and duration of any future market or sector decline is unknown, as is the potential impact of such a decline on the Company’s investment portfolio.

The Company routinely executes transactions with counterparties in the financial services industry, including brokers and dealers, commercial banks, investment banks and other financial institutions. Many of these transactions expose the Company to credit risk in the event of default of the respective counterparties. In addition, the underlying collateral supporting the Company’s structured securities, including CMBS, may deteriorate or default causing these structured securities to incur losses.

The Company may hedge various business risks using over-the-counter derivative instruments to a pre-approved number of counterparties. While the Company carefully monitors counterparty exposures and holds collateral to limit such risk, if counterparties fail or refuse to honor their obligations, the hedges of the related risk will be ineffective. Such failure could have a material adverse effect on the Company’s results of operations and financial condition. As of December 31, 2025, the Company’s over-the-counter notional exposure to derivative counterparties totaled $656.6 million with a combined market value of $152.4 million owed to the Company by these derivative counterparties. To mitigate this risk, the Company requires that counterparties post collateral when exposure exceeds certain thresholds. As of December 31, 2025, the net exposure with any individual counterparty related to the Company’s derivative positions did not exceed $3.4 million. For more information on derivatives see Note P - Derivative Financial Instruments.

The Company also is subject to the risk that the issuers of, or other obligors of, securities owned by the Company may default on payments with respect to such securities. The Company’s investment portfolio includes investment securities in the financial services sector and other sectors that have recently experienced defaults, and in the prevailing climate of economic uncertainty and volatility, the credit quality of many issuers has been adversely affected, which has increased the risk of default on such securities. Further defaults could have a material adverse effect on the Company’s results of operations or financial condition.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

K. Business Risks, Commitments and Contingencies (continued)

In addition, potential action by governments and regulatory bodies in response to the financial crisis affecting the global banking system and financial markets, such as investment, nationalization and other intervention, could negatively impact these instruments, securities, transactions and investments. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely affect the Company’s results of operations or financial condition.

The profitability of the Company’s life insurance and annuity businesses is sensitive to interest rate changes. Periods of high or increasing rates have the potential to negatively affect the Company’s profitability in the following principal ways:

●	In periods of increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. As of December 31, 2025, the Company had outstanding $403.9 million of annuities that were subject to surrender at book value without a surrender charge or with a surrender charge of less than 5% of book value. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses.

●	The income from certain of the Company’s insurance and annuity products is derived from the spread between the crediting rate they are required to pay under the contracts and the rate of return they are able to earn on their general account investments supporting such contracts. When interest rates rise, such as in inflationary periods, the Company may face competitive pressure to increase crediting rates on such contracts. Such changes in the Company’s crediting rates may occur more quickly than corresponding changes to the rates they earn on their general account investments, thereby reducing their spread income in respect of such contracts. This risk is heightened in the current market and economic environment, in which many securities with higher yields are unavailable. In addition, an increase in interest rates accompanied by unexpected extensions of certain lower yielding investments could result in a decline in the Company’s profitability. An increase in interest rates would also adversely affect the fair values of their bonds.

Periods of low interest rates have the potential to negatively affect the Company’s profitability in the following principal ways:

●	Low or declining interest rates tend to decrease the yield the Company earns on its portfolios of fixed income investments. This could in turn compress the spreads the Company earns on products, such as universal life and certain annuities, on which it is contractually obligated to pay customers a fixed minimum rate of interest. Should new money interest rates be sufficiently below guaranteed minimum rates for a long enough period, the Company may be required to pay policyholders or annuity owners at a higher rate than the rate of return it earns on the portfolio of investments supporting those products.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

K. Business Risks, Commitments and Contingencies (continued)

●	In periods of low and declining interest rates, the Company generally must invest the proceeds from the maturity, redemption or sale of fixed income securities from its portfolio at a lower rate of interest than the rate it had been receiving on those securities. A low interest rate environment may also be likely to cause redemptions and prepayments to increase. In addition, in periods of low and declining interest rates, it may be difficult to identify and acquire suitable investments for proceeds from new product sales or proceeds from the maturity, redemption or sale of fixed income securities from the Company’s portfolios, which could further decrease the yield it earns on its portfolio or cause the Company to reduce the sales of some products.

The success of the Company’s investment strategy and hedging arrangements will also be affected by general economic conditions. These conditions may cause volatile interest rates and equity markets, which in turn could increase the cost of hedging. Volatility or illiquidity in the markets could significantly and negatively affect the Company’s ability to appropriately execute its hedging strategies.

The Company’s reserves for future policy benefits and claims may prove to be inadequate. The Company establishes and carries, as a liability, reserves based on estimates of the amount that will be needed to pay for future benefits and claims. For the Company’s life insurance and annuity products, these reserves are calculated based on many assumptions and estimates, including estimated premiums that will be received over the assumed life of the policy, the timing of the event covered by the insurance policy, the lapse rate of the policies, the amount of benefits or claims to be paid and the investment returns on the assets purchased with the premiums received. The assumptions and estimates used in connection with establishing and carrying reserves are inherently uncertain. Accordingly, it cannot be determined with precision the ultimate amounts that will be paid or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims.

If actual experience is different from assumptions or estimates, the reserves may prove to be inadequate in relation to the estimated future benefits and claims. As a result, the Company would incur a charge to earnings in the period in which reserves are increased.

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability or other factors.

In addition, the Company could fail to accurately anticipate changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The

Company’s future experience may not match the respective pricing assumptions or past results. As a result, the Company’s summary of operations could be materially adversely affected.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations, or in interpretations thereof, that are made for the benefit of the consumer sometimes lead to additional expense for the insurer and, thus, could have a material adverse effect on our financial condition and results of operations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

K. Business Risks, Commitments and Contingencies (continued)

Federal legislation and administrative policies can significantly and adversely affect insurance companies, including policies regarding financial services regulation, securities regulation, derivatives regulation, pension regulation, health care regulation, privacy, tort reform legislation and taxation. In addition, various forms of direct and indirect federal regulation of insurance have been proposed from time to time, including proposals for the establishment of an optional federal charter for insurance companies.

Commitments and Contingencies

The Company is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings and governmental examinations. Although the Company is not aware of any actions, proceedings or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial condition.

The Company anticipates additional capital investments of $30.9 million into existing limited partnerships due to funding commitments.

The Company is party to a lease agreement with Leonis Principal, LLC, for office space. The expiration date of this agreement is May 30, 2029. In accordance with SSAP No. 22, Leases, rent charges/incentives were recognized on a straight-line basis over the term of the lease. The result is a rent obligation liability of $1.4 million as of December 31, 2025. Rent expenses incurred were $0.4 million for the year ended 2025.

The following is a schedule of future minimum rental payments for operating leases that have remaining non-cancelable terms in excess of one year pursuant to the lease as described above:

Year	Minimum Rental
(in thousands)
2026	$431
2027	431
2028	431
2029	179
2030	-
Thereafter	-
Total	$1,472

The Company participates in the guaranty association of each state in which it conducts business. The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance

Guaranty Associations (“NOLHGA”). At December 31, 2025, the Company had accrued assessment charges of $0.5 million with expected payment over the next ten years. The Company has also recorded a related asset of $0.8 million for premium tax credits, which are expected to be realized through 2035.

The Company has a multi-year contract with NTT Data, Inc. which expires September 30, 2028. The contract provides data processing, application development, information systems application and infrastructure services from NTT Data. The Company paid $56.3 million and $56.9 million under this contract in 2025 and 2024, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

K. Business Risks, Commitments and Contingencies (continued)

The Company has a multi-year contract with I-Pipeline which expires December 31, 2026. The contract provides business support through electronic applications. Application development is provided under separate agreements. The Company paid $7.0 million and $8.0 million under this contract in 2025 and 2024, respectively.

The Company has a multi-year contract with Cognizant which expires June 30, 2029. The contract provides application support, application development and Quality Assurance (QA”) services. The Company paid $27.8 million and $20.4 million under this contract in 2025 and 2024, respectively.

The Company has a multi-year contract with Microsoft which expires June 30, 2028. The contract provides software licenses to Microsoft end-user and data center products. The Company paid $9.6 million and $8.7 million under this contract in 2025 and 2024, respectively.

The Company signed a multi-year contract with SalesForce.com which expires January 31, 2027. The contract provides customer relationship management application licenses and support. The Company paid $1.4 million and $1.3 million under this contract in 2025 and 2024, respectively.

The Company has a multi-year contract with Ultimate Software Group which expires December 31, 2027. The contract provides agent/agency and employee payroll services and support. The Company paid $2.7 million and $3.0 million under this contract in 2025 and 2024, respectively.

The Company has a multi-year contract with Zinnia Tech Solutions, LLC which expires February 27, 2026. The contract provides services for managing annuity and life products. Build services are provided under separate agreements. The Company paid $1.6 and $2.1 million under this contract in 2025 and 2024, respectively.

L. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion. As described in Note E - Reinsurance, the Company entered into a reinsurance transaction with Catamount to reinsure the Closed Block policies. Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and capital and surplus, and on the statements of operations and changes in capital and surplus.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

L. Closed Block (continued)

At December 31, 2025 and 2024, Closed Block liabilities exceeded Closed Block assets and no additional dividend obligation was required.

	For the Year Ended December 31,
Income Statement Data	2025	2024	2023
	(in thousands)
Revenues:
Premiums and considerations	$35,626	$39,876	$45,107
Net investment income	82,821	85,211	89,576
Total revenues	118,447	125,087	134,683

Benefits and Expenses:
Change in reserves	(140,855)	(106,038)	(111,909)
Policy benefits	234,519	197,373	216,930
Operating expenses	1,871	2,009	2,145
Commissions	439	504	554
Other expenses	(245)	895	567
Total benefits and expenses	95,729	94,743	108,287

Dividends to policyholders	16,533	15,223	16,667
Income tax expense (benefit)	(2,119)	1,301	(1,687)
Net realized losses	11,021	2,033	2,059

Net income (loss)	$(2,717)	$11,787	$9,357

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

M. Life and Annuity Reserves, Supplementary Contracts and Other Deposit Fund Liabilities

At December 31, 2025, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

				Separate
	General			Account
	Account			Nonguaranteed			Total			Percent
			Deposit-			Deposit-			Deposit-
	Individual	Group	Type	Individual	Group	Type	Individual	Group	Type
2025	Annuities	Annuities	Contracts	Annuities	Annuities	Contracts	Annuities	Annuities	Contracts
	(in thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$2,162	$3,897	$—	$—	$—	$—	$2,162	$3,897	$—	0.2%
At book value less current surrender charge of 5% or more	1,202,545	109,941	—	—	—	—	1,202,545	109,941	—	51.6%
Total with adjustment or at market value	1,204,707	113,838	—	—	—	—	1,204,707	113,838	—	51.8%

At book value without adjustment (minimal or no charge or adjustment)	359,086	—	44,792	129,917	—	—	489,003	—	44,792	21.0%
Not subject to discretionary withdrawal	38,316	617	333,671	211	318,835	—	38,527	319,452	333,671	27.2%

Total annuity reserves and deposit fund liabilities (before reinsurance)	1,602,109	114,455	378,463	130,128	318,835	—	1,732,237	433,290	378,463	100.0%

Less reinsurance ceded	—	—	—	—	—	—	—	—	—	—%
Net annuity reserves and deposit fund liabilities	$1,602,109	$114,455	$378,463	$130,128	$318,835	$—	$1,732,237	$433,290	$378,463	100.0%

Amount included in subject to discretionary withdrawal above that will move to at book value without adjustment in the following year	—	—	—	—	—	—	—	—	—

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

M. Life and Annuity Reserves, Supplementary Contracts and Other Deposit Fund Liabilities (continued)

At December 31, 2024, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

				Separate
	General			Account
	Account			Nonguaranteed			Total			Percent
			Deposit-			Deposit-			Deposit-
	Individual	Group	Type	Individual	Group	Type	Individual	Group	Type
2024	Annuities	Annuities	Contracts	Annuities	Annuities	Contracts	Annuities	Annuities	Contracts
	(in thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$2,900	$3,840	$—	$—	$—	$—	$2,900	$3,840	$—	0.3%
At book value less current surrender charge of 5% or more	1,048,700	106,859	—	—	—	—	1,048,700	106,859	—	48.3%
Total with adjustment or at market value	1,051,600	110,699	—	—	—	—	1,051,600	110,699	—	48.6%

At book value without adjustment (minimal or no charge or adjustment)	392,674	—	50,925	134,832		—	527,506	—	50,925	24.2%
Not subject to discretionary withdrawal	39,908	707	304,371	205	308,365	—	40,113	309,072	304,371	27.3%

Total annuity reserves and deposit fund liabilities (before reinsurance)	1,484,182	111,406	355,296	135,037	308,365	—	1,619,219	419,771	355,296	100.0%

Less reinsurance ceded	—	—	—	—	—	—	—	—	—	—%
Net annuity reserves and deposit fund liabilities	$1,484,182	$111,406	$355,296	$135,037	$308,365	$—	$1,619,219	$419,771	$355,296	100.0%

Amount included in subject to discretionary withdrawal above that will move to at book value without adjustment in the following year		—	—	—	—	—		—	—

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2025:

(in thousands)
Consolidated Statutory Statements of Financial Position:
Policyholders’ reserves - individual annuities	$1,602,109
Policyholders’ reserves - group annuities	114,454
Liabilities for deposit-type contracts	378,463
Subtotal	2,095,026

Separate Account Annual Statement:
Annuities	448,964
Total	$2,543,990

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

M. Life and Annuity Reserves, Supplementary Contracts and Other Deposit Fund Liabilities (continued)

At December 31, 2025 and 2024, the Company’s life reserves that are subject to discretionary withdrawal, surrender values or policy loans and not subject to discretionary withdrawal or no cash value provisions are summarized as follows:

	General Account			Separate Account (Guaranteed and Nonguaranteed)
2025	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

	(in thousands)
Subject to discretionary withdrawal, surrender values or policy loans:
Universal Life	$269,003	$237,823	$279,678	$—	$—	$—
Universal Life with Secondary Guarantees	88,082	83,452	310,338	—	—	—
Indexed Universal Life	748,059	648,023	742,554	—	—	—
Indexed Universal Life with Secondary Guarantees	1,639,117	1,349,796	1,560,812	—	—	—
Other Permanent Cash Value Life Insurance	2,339,802	2,339,802	2,757,758	—	—	—
Variable Universal Life	50,462	46,312	51,154	454,394	423,623	458,519

Not subject to discretionary withdrawal
or no cash values:
Term Policies without Cash Value	—	—	236,562	—	—	—
Accidental Death Benefits	—	—	16	—	—	—
Disability - Active Lives	—	—	17,428	—	—	—
Disability - Disabled Lives	—	—	9,617	—	—	—
Miscellaneous Reserves	—	—	48,145	—	—	—
Total life reserves (before reinsurance)	5,134,525	4,705,207	6,014,061	454,394	423,623	458,519

Less reinsurance ceded	1,865,837	1,865,282	2,316,819	—	—	—
Net life reserves	$3,268,688	$2,839,925	$3,697,242	$454,394	$423,623	$458,519

	General Account			Separate Account (Guaranteed and Nonguaranteed)
2024	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

	(in thousands)
Subject to discretionary withdrawal, surrender values or policy loans:
Universal Life	$276,978	$246,762	$287,126	$—	$—	$—
Universal Life with Secondary Guarantees	90,309	84,234	316,361	—	—	—
Indexed Universal Life	670,826	587,352	667,977	—	—	—
Indexed Universal Life with Secondary Guarantees	1,454,445	1,189,682	1,353,022	—	—	—
Other Permanent Cash Value Life Insurance	2,461,533	2,461,533	2,889,696	—	—	—
Variable Universal Life	49,671	45,586	50,338	413,828	383,829	418,484

Not subject to discretionary withdrawal
or no cash values:
Term Policies without Cash Value	—	—	221,450	—	—	—
Accidental Death Benefits	—	—	17	—	—	—
Disability - Active Lives	—	—	18,557	—	—	—
Disability - Disabled Lives	—	—	9,906	—	—	—
Miscellaneous Reserves	—	—	50,849	—	—	—
Total life reserves (before reinsurance)	5,003,762	4,615,149	5,865,299	413,828	383,829	418,484

Less reinsurance ceded	1,989,967	1,989,088	2,445,027	—	—	—
Net life reserves	$3,013,795	$2,626,061	$3,420,272	$413,828	$383,829	$418,484

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

M. Life and Annuity Reserves, Supplementary Contracts and Other Deposit Fund Liabilities (continued)

The following is a summary of total life actuarial reserves as of December 31, 2025:

(in thousands)
Consolidated Statutory Statements of Financial Position:
Policyholders’ reserves - individual life	$3,622,036
Policyholders’ reserves - accidental death benefits	16
Policyholders’ reserves - disability benefits	27,045
Miscellaneous reserves	48,145
Subtotal	3,697,242

Separate Account Annual Statement:
Life insurance	458,519
Total	$4,155,761

N. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2025, were as follows:

		Net of
	Gross	Loading

	(in thousands)
Ordinary new business	$6,366	$1,312
Ordinary renewal	43,683	41,065
Total	$50,049	$42,377

O. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, and Company sponsored benefit plans. All separate account assets are carried at fair value. The Company participates in certain separate accounts.

As of December 31, 2025 and 2024, the Company’s separate account assets included legally insulated assets of $903.2 million and $857.8 million, respectively. Separate account assets not legally insulated, which represent seed money, totaled $1.2 million and $1.0 million as of December 31, 2025 and 2024, respectively.

The seed money is invested pursuant to general account directives.

	2025	2024

	(in thousands)
Separate account premiums and considerations	$12,276	$12,419
Reserves for accounts with assets at fair value	907,482	861,886

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

O. Separate Accounts (continued)

The withdrawal characteristics of separate accounts at December 31 were as follows:

	2025	2024
	(in thousands)
Subject to discretionary withdrawal without adjustment:
At book value (which equals fair value) less surrender charge of 5% or more	$1,013	$1,225

Subject to discretionary withdrawal without adjustment:
At book value (which equals fair value) less surrender charge of less than 5%	587,423	552,091

Not subject to discretionary withdrawal	319,047	308,570
Total reserves	$907,482	$861,886

A reconciliation of net transfers to (from) separate accounts during the years ended December 31, was as follows:

	2025	2024	2023

	(in thousands)
Net transfers to (from) separate accounts	$(45,259)	$(41,988)	$(45,219)
Reconciling items	95	289	543
Total	$(45,164)	$(41,699)	$(44,676)

As of December 31, 2025, the general account had a maximum guarantee for separate account liabilities of $0.4 million. Amounts paid by the general account related to separate account guarantees during the past five years are as follows:

As of December 31,	Amount (in thousands)
2025	$60
2024	53
2023	224
2022	34
2021	239

To compensate the general account for the risk taken, the separate account has paid risk charges for the past five years as follows:

As of December 31,	Amount (in thousands)
2025	$45
2024	57
2023	58
2022	62
2021	70

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

P. Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, swaps, forwards, and futures based on the performance of certain indexes such as S&P 500 in order to hedge its obligation with respect to indexed products. These derivative instrument purchases are based on an option budget set by the Company for its indexed life and annuity products are authorized under state law, and are purchased from counterparties which conform to the Company’s policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to expiration. Exposure to market risk is reduced by the nature of the crediting strategy, which does not credit interest when the indices are below a certain level. If the related index decreases, options purchased expire worthless, and any future contracts will be settled at a loss.

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy. The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements. The Company receives cash, cash equivalents and securities as collateral for any excess exposure and records the collateral received as a liability.

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments; and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its annuity and insurance requirements each market day.

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position. Counterparties may make a single net payment at expiration. Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The Company purchases options only from highly rated counterparties. However, in the event the counterparty failed to perform, the Company’s loss would be equal to the fair value of the net options, less any collateral held from that counterparty. The Company is required, in certain instances, to post collateral in order to purchase option, futures, or swap contracts. The amount of collateral that may be required for future or swap trading is determined by the exchange on which it is traded. The amount of collateral that is required for option trading is dependent on the counterparty. Most counterparties do not require collateral.

The Company enters into interest rate swaps to reduce market risks from changes in interest rates. These swaps are used to hedge changes in fair value of certain bond and mortgage investments. The Company has designated interest rate swaps as cash flow hedges. The interest rate swaps are used to convert fixed rate assets to floating rate.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

P. Derivative Financial Instruments (continued)

The face or contract amount of futures, options purchased, options written, swaptions purchased, and interest rate swaps (original amount for futures, notional amounts for options and swaps) at December 31 were as follows:

	2025	2024

	(in thousands)
Options purchased	$2,418,786	$2,140,260
Swaptions purchased	100,000	100,000
Interest rate swaps purchased	219,000	60,000
Futures purchased	2,067	3,265
Options written	(2,083,242)	(1,808,595)

The carrying value of options and futures, and interest rate swaps at December 31 were as follows:

			Primary Underlying
	2025	2024	Risk Exposure

	(in thousands)
Options purchased	$317,646	$233,594	Equity market
Swaptions purchased	888	1,081	Interest rates
Interest rate swaps	3,840	923	Interest rates
Futures purchased	1,813	1,323	Equity market
Options written	(171,792)	(119,070)	Equity market
Net carrying value	$152,395	$117,851

Q. Fair Value of Financial Instruments

The carrying values and fair values of financial instruments at December 31 were as follows:

	2025		2024
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value

	(in thousands)
Bonds	$7,164,660	$6,639,825	$6,895,422	$6,208,004
Preferred stocks	1,000	930	1,000	876
Mortgage loans	455,807	446,265	539,216	517,067
Policy loans	535,855	535,855	251,744	521,744
Surplus Notes	93,619	96,031	88,973	90,016
Investment product liabilities	1,650,824	1,564,357	1,537,458	1,449,402

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2025 and 2024

Q. Fair Value of Financial Instruments (continued)

Fair value for bonds and preferred stocks are based on published prices by the Securities Valuations Office (“SVO”) of the NAIC, if available. In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value. If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Mortgage loan fair values are determined by discounting the future cash flows based upon the year-end interest rate and designated spread for the loan.

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

R. Reconciliation to Statutory Annual Statements

There are no adjustments to net income (loss) or capital and surplus as filed.

National Life Insurance Company

Note to Supplemental Schedules of Selected Statutory-Basis Financial Data

December 31, 2025

Note – Basis of Presentation

The accompanying schedules and interrogatories present selected statutory-basis financial data as of December 31, 2025 and for the year then ended for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the Annual Audited Report section of the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2025 Statutory Annual Statement as filed with the Department.

National Life Insurance Company

Supplemental Schedules of Selected Statutory-Basis Financial Data

December 31, 2025

(in thousands)
Investment income earned:
U.S. government bonds	$8,266
Other bonds (unaffiliated)	340,275
Bonds of affiliates	1,534
Preferred stocks (unaffiliated)	36
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	7,540
Common stocks of affiliates	—
Mortgage loans	27,659
Real estate	12,702
Policy loans	27,917
Cash, cash equivalents and short-term investments	2,329
Other invested assets	12,643
Derivative instruments	68,949
Aggregate write-ins for investment income	49
Gross investment income	$509,899
Real estate owned (book value less encumbrances)	$46,382
Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	455,807
Total mortgage loans	$455,807
Mortgage loans by standing (book value):
Good standing	$455,807
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—
Other long-term assets (statement value)	$231,885
Collateral loans	$—
Bonds and stocks of parents, subsidiaries and affiliates (book value):
Bonds	$—
Preferred Stocks	$—
Common Stocks	$2,553,686
Bonds and short-term investments by class and by maturity:
Bonds and short-term investments by maturity (statement value)
Due within one year or less	$118,502
Over 1 year through 5 years	629,032
Over 5 years through 10 years	1,149,749
Over 10 years through 20 years	2,459,282
Over 20 years	2,808,096
Total by maturity	$7,164,660

National Life Insurance Company

Supplemental Schedules of Selected Statutory-Basis Financial Data

December 31, 2025

Bonds and short-term investments by class (statement value):
Class 1	$4,852,066
Class 2	2,139,486
Class 3	137,844
Class 4	17,219
Class 5	14,696
Class 6	3,350
Total by class	$7,164,660
Total bonds publicly traded	$4,698,402
Total bonds privately placed	$2,466,258

Preferred stocks (statement value)	$1,000
Common stocks (market value)	$2,706,694
Short-term investments (book value)	$—
Options, caps & floors owned (statement value)	$318,534
Options, caps & floors written and in force (statement value)	$171,792
Collar, swap & forward agreements open (statement value)	$3,840
Futures contracts open (statement value)	$1,813
Cash on deposit	$(38,530)

Life insurance in-force (in thousands):
Industrial	$—
Ordinary	$73,407
Credit life	$—
Group life	$—
Amount of accidental death insurance in-force under ordinary policies	$120,758
Life insurance policies with disability provisions in-force (in thousands):
Industrial	$—
Ordinary	$16,050
Credit life	$—
Group life	$—

Supplementary contracts in-force (in thousands):
Ordinary - not involving life contingencies
Amount on deposit	$—
Amount of income payable	$3,812
Ordinary - involving life contingencies
Amount on deposit	$—
Amount of income payable	$2,515
Group - not involving life contingencies
Amount on deposit	$7,275
Amount of income payable	$—
Group - involving life contingencies
Amount on deposit	$—
Amount of income payable	$—

National Life Insurance Company

Supplemental Schedules of Selected Statutory-Basis Financial Data

December 31, 2025

(in thousands)

Annuities:
Ordinary:
Immediate - amount of income payable	$2,333
Deferred - fully paid - account balance	$1,228,456
Deferred - not fully paid - account balance	$424,800
Group:
Amount of income payable	$8,473
Fully paid - account balance	$110,557
Not fully paid - account balance	$3,897

Accident and Health insurance - premiums in force:
Group	$—
Credit	$—
Other	$5,214

Deposit funds and dividend accumulations:
Deposit funds - account balance	$—
Dividend accumulations - account balance	$—

Claim payments 2025:
Group Accident and Health
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Other Accident and Health
2025	$9,793
2024	$10,433
2023	$10,630
2022	$11,257
2021	$12,349
Other coverages that use development methods to calculate claims reserves
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—

National Life Insurance Company

Supplemental Schedule of Reinsurance Disclosures

December 31, 2025

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:     __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

2.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:     __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;
(b)	Provisions that permit settlements to be made less frequently than quarterly;
(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Yes ☐ No ☒

National Life Insurance Company

Supplemental Schedule of Reinsurance Disclosures

December 31, 2025

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period[1]	No		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	No		N/A

5.	Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☒

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP? Yes ☐ No ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below:

1 This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

National Life Insurance Company

Summary Investment Schedule

December 31, 2025

			Admitted Assets as Reported
	Gross Investment Holdings*		in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Percentage
Issuer credit obligations:
U.S. Governments obligations	$223,426,891	1.94%	$223,426,891	1.94%
Other U.S. government obligations	12,775,699	0.11%	12,775,699	0.11%
Non-U.S. sovereign jurisdiction securities	3,015,777	0.03%	3,015,777	0.03%
Municipal bonds general obligations (direct & guaranteed)	82,862,964	0.72%	82,862,964	0.72%
Municipal bonds special revenue	351,601,617	3.05%	351,601,617	3.05%
Project finance bonds issued by operating entities	—	—%	—	—%
Corporate bonds	4,300,489,812	37.29%	4,300,489,812	37.29%
Mandatory convertible bonds	—	—%	—	—%
SVO-Identified bond exchange traded funds fair value	—	—%	—	—%
SVO-Identified bond exchange traded funds systematic value	—	—%	—	—%
Bonds issued by funds representing operating entities	—	—%	—	—%
Bank loans - issued	—	—%	—	—%
Bank loans - acquired	11,557,962	0.10%	11,557,962	0.10%
Mortgages loans that qualify as SVO-Identified credit tenant loans	12,158,687	0.11%	12,158,687	0.11%
Certificates of deposit	—	—%	—	—%
Other issuer credit obligations	—	—	—	—
Asset-backed securities:	—	—	—	—
Financial asset-backed securities self-liquidating	2,166,770,980	18.79%	2,166,770,980	18.79%
Financial asset-backed securities not self-liquidating	—	—%	—	—%
Non-financial asset-backed securities	—	—%	—	—%
Preferred stocks:
Industrial and Misc. (Unaffiliated)	1,000,000	0.01%	1,000,000	0.01%
Parent, Subsidiaries and Affiliates	—	—%	—	—%
Common Stocks
Industrial and Miscellaneous Publicly Traded (Unaffiliated)	1,646,579	0.01%	1,646,579	0.01%
Industrial and Miscellaneous Other (Unaffiliated)	18,216,200	0.16%	18,216,200	0.16%
Parent, Subsidiaries and Affiliates Publicly Traded	—	—%	—	—%
Parent, Subsidiaries and Affiliates Other	2,553,685,792	22.14%	2,553,685,792	22.14%
Mutual Funds	133,145,214	1.15%	133,145,214	1.15%
Unit Investment Trusts	—	—%	—	—%
Closed-End Funds	—	—%	—	—%
Exchange traded funds	—	—%	—	—%
Mortgage loans:
Farm Mortgages	—	—%	—	—%
Residential Mortgages	—	—%	—	—%
Commercial Mortgages	455,806,890	3.95%	455,806,890	3.95%
Mezzanine Real Estate Loans	—	—%	—	—%
Real estate investments:
Property occupied by company	46,382,164	0.40%	46,382,164	0.40%
Property held for production of income	—	—%	—	—%
Property held for sale	—	—%	—	—%
Cash, Cash Equivalents, and Short-Term Investments:
Cash	(38,529,544)	(0.33)%	(38,529,544)	(0.33)%
Cash Equivalents	103,881,204	0.90%	103,881,204	0.90%
Short-Term Investments	—	—%	—	—%
Contract loans	535,854,819	4.65%	535,854,819	4.65%
Derivatives	324,187,080	2.81%	324,187,080	2.81%
Other invested assets	231,885,157	2.01%	231,885,157	2.01%
Receivables for securities	37,102	—%	37,102	—%
Securities Lending	—	—%	—	—%
Other invested assets	—	—%	—	—%
Total invested assets	$11,531,859,046	100.00%	$11,531,859,046	100.00%

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES For The Year Ended December 31, 2025 (To Be Filed by April 1) Of The National Life Insurance Company... ADDRESS (City, State and Zip Code) Montpelier , VT 05604 ................................................................................................................................................................................... NAIC Group Code 0634 ............................ NAIC Company Code 66680 ........................... Federal Employer's Identification Number (FEIN) 03-0144090 .............................. The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements. Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments. 1. Reporting entity’s total admitted assets as reported on Page 2 of this annual statement. ..........................................................................................$ .......... 12,163,285,577 2. Ten largest exposures to a single issuer/borrower/investment. 1 Issuer 2 Description of Exposure 3 Amount 4 Percentage of Total Admitted Assets 2.01 Life Insurance Company Of the Southwest ............................................ Affiliate common stock ..................................................................... $ ............ 2,278,776,944 ............................18.7% 2.02 APOGEM ................................................. Bond .................................................................................................... $ ............... 105,000,000 ............................. 0.9% 2.03 JP MORGAN MORTGAGE TRUST .................. Bond .................................................................................................... $ ................. 53,330,457 ............................. 0.4% 2.04 0329738 ............................................... Mortgage ............................................................................................. $ ................. 37,625,000 ............................. 0.3% 2.05 CHASE MORTGAGE FINANCE CORPOR ......... Bond .................................................................................................... $ ................. 36,562,478 ............................. 0.3% 2.06 APEX CREDIT CLO LLC ........................... Bond .................................................................................................... $ ................. 35,457,792 ............................. 0.3% 2.07 HELIOS ISSUER VI, LLC SNVA ............... Bond .................................................................................................... $ ................. 31,930,886 ............................. 0.3% 2.08 ENFIN .................................................. Bond .................................................................................................... $ ................. 30,088,437 ............................. 0.2% 2.09 0329729 ............................................... Mortgage ............................................................................................. $ ................. 27,765,609 ............................. 0.2% 2.10 MARS INC ............................................. Bond .................................................................................................... $ ................. 27,629,596 ............................. 0.2% 3. Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation. Bonds 1 2 Preferred Stocks 3 4 3.01 NAIC 1 ............................... $ ........ 4,852,065,936 ........................39.9% 3.07 NAIC 1 .............................. $ .............1,000,000 ......................... 0.0% 3.02 NAIC 2 ............................... $ ........ 2,139,486,039 ........................17.6% 3.08 NAIC 2 .............................. $ ...........................0 ......................... 0.0% 3.03 NAIC 3 ............................... $ ............137,843,866 ......................... 1.1% 3.09 NAIC 3 .............................. $ ...........................0 ......................... 0.0% 3.04 NAIC 4 ............................... $ ............. 17,218,529 ......................... 0.1% 3.10 NAIC 4 .............................. $ ...........................0 ......................... 0.0% 3.05 NAIC 5 ............................... $ ............. 14,696,327 ......................... 0.1% 3.11 NAIC 5 .............................. $ ...........................0 ......................... 0.0% 3.06 NAIC 6 ............................... $ ............... 3,349,696 ......................... 0.0% 3.12 NAIC 6 .............................. $ ...........................0 ......................... 0.0% 4. Assets held in foreign investments: 4.01 Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets? .................................................................. Yes [ ] No [ X ] If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10. 4.02 Total admitted assets held in foreign investments............................................................................................ $ ............ 1,144,596,179 ............................. 9.4% 4.03 Foreign-currency-denominated investments .................................................................................................... $ .................................0 ............................. 0.0% 4.04 Insurance liabilities denominated in that same foreign currency ..................................................................... $ .................................0 ............................. 0.0% -78-

SUPPLEMENT FOR THE YEAR 2025 OF THE National Life Insurance Company 5. Aggregate foreign investment exposure categorized by NAIC sovereign designation: 1 2 5.01 Countries designated NAIC-1 ............................................................................................................................. $ ............ 1,086,376,971 ............................. 8.9% 5.02 Countries designated NAIC-2 ............................................................................................................................. $ ................. 50,789,552 ............................. 0.4% 5.03 Countries designated NAIC-3 or below ............................................................................................................... $ ................... 7,429,656 ............................. 0.1% 6. Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation: 1 2 Countries designated NAIC - 1: 6.01 Country 1: Cayman Islands ................................................................................................................................. $ ............... 496,964,999 ............................. 4.1% 6.02 Country 2: United Kingdom ................................................................................................................................. $ ................166,796,800 ............................. 1.4 % Countries designated NAIC - 2: 6.03 Country 1: Italy ................................................................................................................................................ $ ................. 26,536,269 ............................. 0.2% 6.04 Country 2: Mexico ............................................................................................................................................... $ ................. 24,253,283 ............................. 0.2 % Countries designated NAIC - 3 or below: 6.05 Country 1: MULTI NATIONAL ................................................................................................................................. $ ................... 3,470,080 ............................. 0.0% 6.06 Country 2: Brazil .............................................................................................................................................. $ ................... 1,722,224 ............................. 0.0% 1 2 7. Aggregate unhedged foreign currency exposure ................................................................................................ $ .................................0 ............................. 0.0% 8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation: 1 2 8.01 Countries designated NAIC-1 ............................................................................................................................. $ .................................0 ............................. 0.0% 8.02 Countries designated NAIC-2 ............................................................................................................................. $ .................................0 ............................. 0.0% 8.03 Countries designated NAIC-3 or below ............................................................................................................... $ .................................0 ............................. 0.0% 9. Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation: 1 2 Countries designated NAIC - 1: 9.01 Country 1: ......................................................................................................................................................... $ .................................0 ............................. 0.0% 9.02 Country 2: ......................................................................................................................................................... $ .................................0 ............................. 0.0 % Countries designated NAIC - 2: 9.03 Country 1: ......................................................................................................................................................... $ .................................0 ............................. 0.0% 9.04 Country 2: ......................................................................................................................................................... $ .................................0 ............................. 0.0 % Countries designated NAIC - 3 or below: 9.05 Country 1: ......................................................................................................................................................... $ .................................0 ............................. 0.0% 9.06 Country 2: ......................................................................................................................................................... $ .................................0 ............................. 0.0% 10. Ten largest non-sovereign (i.e. non-governmental) foreign issues: 1 Issuer 2 NAIC Designation 3 4 10.01 Apex Credit CLO ......................................................................... 1 .............................................................. $ ................. 35,457,792 ............................. 0.3% 10.02 Wind River CLO ........................................................................... 1 .............................................................. $ ................. 24,375,552 ............................. 0.2% 10.03 Anchorage Credit Funding .......................................................... 1 .............................................................. $ ................. 23,563,495 ............................. 0.2% 10.04 Fortress Credit BSL .................................................................. 1 .............................................................. $ ................. 19,205,661 ............................. 0.2% 10.05 Centerbridge Credit Funding ..................................................... 1 .............................................................. $ ................. 19,079,913 ............................. 0.2% 10.06 KKR Financial CLO ...................................................................... 1 .............................................................. $ ................. 18,729,398 ............................. 0.2% 10.07 BLUEMOUNTAIN CLO LTD ................................................................ 1 .............................................................. $ ................. 17,827,891 ............................. 0.1% 10.08 Rio Tinto Fin USA ...................................................................... 1 .............................................................. $ ................. 17,817,643 ............................. 0.1% 10.09 Teleconica Europe ...................................................................... 2 .............................................................. $ ................. 17,816,283 ............................. 0.1% 10.10 Deutsche Telekom ....................................................................... 2 .............................................................. $ ................. 16,761,571 ............................. 0.1% -79-

SUPPLEMENT FOR THE YEAR 2025 OF THE National Life Insurance Company 11. Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure: 11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets? ............................................................ Yes [ X ] No [ ] If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11. 1 2 11.02 Total admitted assets held in Canadian investments ......................................................................................... $ .................................0 ............................. 0.0% 11.03 Canadian-currency-denominated investments ................................................................................................... $ .................................0 ............................. 0.0% 11.04 Canadian-denominated insurance liabilities ....................................................................................................... $ .................................0 ............................. 0.0% 11.05 Unhedged Canadian currency exposure ............................................................................................................ $ .................................0 ............................. 0.0% 12. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions: 12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? ....................... Yes [ X ] No [ ] If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12. 1 2 3 12.02 Aggregate statement value of investments with contractual sales restrictions ................................................... $ .................................0 ............................. 0.0 % Largest three investments with contractual sales restrictions: 12.03 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% 12.04 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% 12.05 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% 13. Amounts and percentages of admitted assets held in the ten largest equity interests: 13.01 Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? ........................................................................ Yes [ ] No [ X ] If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13. 1 Issuer 2 3 13.02 Life Insurance Company Of the Southwest ......................................................................................................... $ ............ 2,553,685,791 ............................21.0% 13.03 LS POWER EQUITY PARTNERS .................................................................................................................................. $ ................. 20,901,811 ............................. 0.2% 13.04 AECE ..................................................................................................................................................................... $ ................. 19,774,634 ............................. 0.2% 13.05 TA ........................................................................................................................................................................ $ ................. 14,129,841 ............................. 0.1% 13.06 SARGASSO MUTUAL INSURANCE CO ........................................................................................................................... $ ................... 6,049,629 ............................. 0.0% 13.07 JH WHITNEY .......................................................................................................................................................... $ ................... 5,995,202 ............................. 0.0% 13.08 NORTH HAVEN CREDIT PARTNERS ............................................................................................................................. $ ................... 5,613,047 ............................. 0.0% 13.09 CENTERBRIDGE CAPITAL PARTNERS .......................................................................................................................... $ ................... 5,334,621 ............................. 0.0% 13.10 A&M CAPITAL PARTNERS ......................................................................................................................................... $ ................... 4,155,906 ............................. 0.0% 13.11 TA SUBORDIANTED DEBT FUND ................................................................................................................................. $ ................... 3,023,300 ............................. 0.0% -80-

SUPPLEMENT FOR THE YEAR 2025 OF THE National Life Insurance Company 14. Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities: 14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? ..................................... Yes [ X ] No [ ] If response to 14.01 above is yes, responses are not required for 14.02 through 14.05. 1 2 3 14.02 Aggregate statement value of investments held in nonaffiliated, privately placed equities ................................ $ .................................0 ............................. 0.0 % Largest three investments held in nonaffiliated, privately placed equities: 14.03 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% 14.04 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% 14.05 ........................................................................................................................................................................... $ .................................0 ............................. 0.0 % Ten largest fund managers: 1 Fund Manager 2 Total Invested 3 Diversified 4 Nondiversified 14.06 Blackrock Funds ........................................................................................................ $ ................102,464,983 $ ................102,464,983 $ .................................0 14.07 Touchstone Funds ...................................................................................................... $ ................. 49,863,220 $ ................. 49,863,220 $ .................................0 14.08 American Funds .......................................................................................................... $ ................. 44,464,058 $ ................. 44,464,058 $ .................................0 14.09 Fidelity Advisors ..................................................................................................... $ ................. 30,814,367 $ ................. 30,814,367 $ .................................0 14.10 Goldman Sachs Fincancial ......................................................................................... $ ................... 6,847,797 $ ................... 6,847,797 $ .................................0 14.11 Harbor Funds ............................................................................................................. $ ................... 4,440,356 $ ................... 4,440,356 $ .................................0 14.12 Baron Funds ............................................................................................................... $ ................... 1,547,120 $ ................... 1,547,120 $ .................................0 14.13 MFS Value Fund .......................................................................................................... $ ................... 1,064,571 $ ................... 1,064,571 $ .................................0 14.14 Dodge & Cox ............................................................................................................... $ ...................... 656,832 $ ...................... 656,832 $ .................................0 14.15 Eaton Vance Inc ........................................................................................................ $ ...................... 294,690 $ ...................... 294,690 $ .................................0 15. Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests: 15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? ................................................... Yes [ X ] No [ ] If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15. 1 2 3 15.02 Aggregate statement value of investments held in general partnership interests .............................................. $ .................................0 ............................. 0.0 % Largest three investments in general partnership interests: 15.03 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% 15.04 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% 15.05 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% -81-

SUPPLEMENT FOR THE YEAR 2025 OF THE National Life Insurance Company 16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans: 16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? ......................................................... Yes [ ] No [ X ] If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17. 1 Type (Residential, Commercial, Agricultural) 2 3 16.02 ........................................................................................................................................................................... $ ................. 37,625,000 ............................. 0.3% 16.03 ........................................................................................................................................................................... $ ................. 27,765,609 ............................. 0.2% 16.04 ........................................................................................................................................................................... $ ................. 26,700,000 ............................. 0.2% 16.05 ........................................................................................................................................................................... $ ................. 21,891,098 ............................. 0.2% 16.06 ........................................................................................................................................................................... $ ................. 17,585,968 ............................. 0.1% 16.07 ........................................................................................................................................................................... $ ................. 17,253,918 ............................. 0.1% 16.08 ........................................................................................................................................................................... $ ................. 17,054,389 ............................. 0.1% 16.09 ........................................................................................................................................................................... $ ................. 16,882,585 ............................. 0.1% 16.10 ........................................................................................................................................................................... $ ................. 16,334,236 ............................. 0.1% 16.11 ........................................................................................................................................................................... $ ................. 14,130,178 ............................. 0.1 % Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans: Loans 16.12 Construction loans .............................................................................................................................................. $ .................................0 ............................. 0.0% 16.13 Mortgage loans over 90 days past due ............................................................................................................. $ .................................0 ............................. 0.0% 16.14 Mortgage loans in the process of foreclosure ................................................................................................... $ .................................0 ............................. 0.0% 16.15 Mortgage loans foreclosed ................................................................................................................................ $ .................................0 ............................. 0.0% 16.16 Restructured mortgage loans ............................................................................................................................ $ .................................0 ............................. 0.0% 17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date: Residential Commercial Agricultural Loan to Value 1 2 3 4 5 6 17.01 above 95%..... $ ......................... 0 ......................0.0% $ ......................... 0 ......................0.0% $ ......................... 0 ......................0.0% 17.02 91 to 95%...... $ ......................... 0 ......................0.0% $ ......................... 0 ......................0.0% $ ......................... 0 ......................0.0% 17.03 81 to 90%....... $ ......................... 0 ......................0.0% $ ......................... 0 ......................0.0% $ ......................... 0 ......................0.0% 17.04 71 to 80%....... $ ......................... 0 ......................0.0% $ ..........82,081,041 ......................0.7% $ ......................... 0 ......................0.0% 17.05 below 70%...... $ ......................... 0 ......................0.0% $ ........ 373,725,849 ......................3.1% $ ......................... 0 ......................0.0% 18. Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate: 18.01 Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets? ................................................................. Yes [ X ] No [ ] If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18. Largest five investments in any one parcel or group of contiguous parcels of real estate. Description 1 2 3 18.02 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% 18.03 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% 18.04 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% 18.05 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% 18.06 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% 19. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans: 19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? .................... Yes [ X ] No [ ] If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19. 1 2 3 19.02 Aggregate statement value of investments held in mezzanine real estate loans: .............................................. $ .................................0 ............................. 0.0 % Largest three investments held in mezzanine real estate loans: 19.03 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% 19.04 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% 19.05 ........................................................................................................................................................................... $ .................................0 ............................. 0.0% -82-

SUPPLEMENT FOR THE YEAR 2025 OF THE National Life Insurance Company 20. Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements: At Year End At End of Each Quarter 1st Quarter 2nd Quarter 3rd Quarter 1 2 3 4 5 20.01 Securities lending agreements (do not include assets held as collateral for such transactions) $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 20.02 Repurchase agreements ................................... $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 20.03 Reverse repurchase agreements ...................... $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 20.04 Dollar repurchase agreements .......................... $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 20.05 Dollar reverse repurchase agreements ............. $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors: Owned Written 1 2 3 4 21.01 Hedging ..................................................................... $ .................................0 ............................. 0.0% $ .................................0 ............................. 0.0% 21.02 Income generation .................................................... $ .................................0 ............................. 0.0% $ .................................0 ............................. 0.0% 21.03 Other ......................................................................... $ .................................0 ............................. 0.0% $ .................................0 ............................. 0.0% 22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards: At Year End At End of Each Quarter 1st Quarter 2nd Quarter 3rd Quarter 1 2 3 4 5 22.01 Hedging ............................................................. $ ........... 1,548,225 ......................0.0% $ ...............454,148 $ ............1,732,229 $ ............1,642,878 22.02 Income generation ............................................ $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 22.03 Replications ...................................................... $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 22.04 Other ................................................................. $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts: At Year End At End of Each Quarter 1st Quarter 2nd Quarter 3rd Quarter 1 2 3 4 5 23.01 Hedging ............................................................. $ ...............134,525 ......................0.0% $ ............... 172,467 $ ...............236,841 $ ...............230,201 23.02 Income generation ............................................ $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 23.03 Replications ...................................................... $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 23.04 Other ................................................................. $ ......................... 0 ......................0.0% $ ......................... 0 $ ......................... 0 $ ......................... 0 -83-

NATIONAL VARIABLE ANNUITY ACCOUNT II

A Separate Account of National Life Insurance Company

FINANCIAL STATEMENTS

December 31, 2025

NATIONAL VARIABLE ANNUITY ACCOUNT II

Index

December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company and the Contract Holders of National Variable Annuity Account II

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of National Variable Annuity Account II indicated in the table below as of December 31, 2025, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below (other than AB VPS Sustainable International Thematic Portfolio, which only includes a statement of changes in net assets for the period January 1, 2024 to April 16, 2024 (date of liquidation), American Century VP Capital Appreciation Fund, American Century VP Disciplined Core Value Fund, American Century VP International Portfolio, American Century VP Ultra Class 2, American Century VP Value Class 2, American Century VP Inflation Protection Portfolio, American Century VP Large Company Value, American Century VP Ultra Portfolio, American Century VP Value Portfolio, and Invesco I.O.V.I Conservative Balance Fund, which only include a statement of changes in net assets for the period January 1, 2024 to April 26, 2024 (date of merger), American Century VP Growth, which only includes a statement of changes in net assets for the period January 1, 2024 to March 26, 2024 (date of liquidation), and DWS CROCI US VIP, which only includes a statement of changes in net assets for the period January 1, 2024 to June 17, 2024 (date of liquidation)), including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of National Variable Annuity Account II (other than AB VPS Sustainable International Thematic Portfolio, American Century VP Capital Appreciation Fund, American Century VP Disciplined Core Value Fund, American Century VP International Portfolio, American Century VP Ultra Class 2, American Century VP Value Class 2, American Century VP Inflation Protection Portfolio, American Century VP Large Company Value, American Century VP Ultra Portfolio, American Century VP Value Portfolio, Invesco I.O.V.I Conservative Balance Fund, American Century VP Growth, and DWS CROCI US VIP) as of December 31, 2025, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Hedged Allocation Portfolio (1)	Franklin Templeton VIP Mutual Shares Securities (1)
AB VPS Discovery Value Portfolio Class A (1)	Franklin Templeton VIP Rising Dividends (1)
AB VPS Discovery Value Portfolio Class B (1)	Franklin Templeton VIP Small Cap Value (1)
AB VPS International Value B Portfolio (1)	Franklin Templeton VIP Small-Midcap Growth II (1)
AB VPS International Value Fund (1)	Franklin Templeton VIP Small-Midcap Growth IV (1)
AB VPS Relative Value Portfolio (1)	Franklin Templeton VIP US Government (1)
Alger Capital Appreciation Fund (1)	Goldman Sachs VIT Growth Opportunities Fund Service Class (1)
Alger Large Cap Growth Fund (1)	Goldman Sachs VIT Small Cap Equity Insights Fund Service Class (1)
Alger Small Cap Growth Fund (1)	Invesco I.O. V.I. Global Strategic Income Fund (1)
Allspring VT Discovery SMID Cap Growth Fund (1)	Invesco I.O. V.I. Main Street Small Cap Fund (1)
Allspring VT Opportunity Fund (1)	Invesco V.I. Discovery Mid Cap Growth Fund (1)
American Funds AFIS American High-Income Trust (1)	Invesco V.I. Discovery Mid Cap Growth Fund II (1)
American Funds AFIS Asset Allocation Fund (1)	Invesco V.I. Diversified Dividend Fund (1)
American Funds AFIS Capital World Bond Fund (1)	Invesco V.I. Equity & Income Fund (1)
American Funds AFIS Capital World Growth & Income Fund (1)	Invesco V.I. Government Securities Fund (1)
American Funds AFIS Global Small Capitalization Fund (1)	Invesco V.I. Health Care Fund (1)
American Funds AFIS Growth-Income Fund (1)	Invesco V.I. High Yield Fund (1)
American Funds AFIS New World Fund (1)	Invesco V.I. International Growth Fund (1)
Blackrock Advantage SMID Cap V.I. Fund (1)	Invesco V.I. Technology Fund (1)
Blackrock Equity Dividend V.I. Fund (1)	LVIP American Century Capital Appreciation Fund (1)
Blackrock Government Money Market V.I. Fund (1)	LVIP American Century Disciplined Core Value Fund (1)

BNY Mellon Appreciation Portfolio (1)	LVIP American Century Inflation Protection Fund (1)
BNY Mellon VIF Small Cap Portfolio (1)	LVIP American Century International Fund (1)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (1)	LVIP American Century Large Company Value Fund (1)
DWS Small Cap Index Fund (1)	LVIP American Century Ultra Class 2 (1)
DWS Small Mid Cap Value Portfolio (1)	LVIP American Century Ultra Portfolio (1)
Fidelity VIP Contrafund Class 2 Portfolio (1)	LVIP American Century Value Fund Service Class (1)
Fidelity VIP Contrafund Initial Class (1)	LVIP American Century Value Fund Standard Class II (1)
Fidelity VIP Disciplined Small Cap Fund (1)	LVIP JPMorgan Small Cap Core Fund - Standard Class (1)
Fidelity VIP Dynamic Capital Appreciation Fund (1)	Neuberger Berman Trust Mid Cap Growth Class S (1)
Fidelity VIP Equity Income Portfolio (1)	Neuberger Berman Trust Mid Cap Growth Portfolio (1)
Fidelity VIP Freedom Income (1)	Neuberger Berman Trust Short Duration Bond Portfolio (1)
Fidelity VIP Government Money Market Portfolio (1)	Neuberger Berman Quality Equity Portfolio Class I (1)
Fidelity VIP Growth Opportunities Fund (1)	T Rowe Price Blue Chip Growth Portfolio (1)
Fidelity VIP Growth Portfolio (1)	T Rowe Price Equity Income Portfolio (1)
Fidelity VIP High Income Portfolio (1)	T Rowe Price Health Sciences Portfolio (1)
Fidelity VIP Index 500 II Portfolio (1)	T Rowe Price Mid Cap Growth II (1)
Fidelity VIP Index 500 Initial Class (1)	T Rowe Price Moderate Allocation (1)
Fidelity VIP Investment Grade Bond Portfolio (1)	Touchstone TVST Balanced (1)
Fidelity VIP Mid Cap Class 2 Portfolio (1)	Touchstone TVST Bond (1)
Fidelity VIP Mid Cap Service Class (1)	Touchstone TVST Common Stock (1)
Fidelity VIP Overseas Portfolio (1)	Touchstone TVST Small Company (1)
Fidelity VIP Real Estate Portfolio (1)	Van Eck VIPT Emerging Markets (1)
Fidelity VIP Value Strategies Portfolio (1)	Van Eck VIPT Emerging Markets II (1)
Franklin Templeton VIP Allocation (1)	Van Eck VIPT Global Resources Fund (1)
Franklin Templeton VIP Developing Market (1)	Van Eck VIPT Unconstrained Emerging Markets (1)
Franklin Templeton VIP Foreign Securities (1)	AB VPS Sustainable International Thematic Portfolio (2)
Franklin Templeton VIP Global Bond (1)	American Century VP Capital Appreciation Fund (3)
Franklin Templeton VIP Global Discovery Securities (1)	American Century VP Disciplined Core Value Fund (3)
Franklin Templeton VIP Global Real Estate (1)	American Century VP Growth (4)
American Century VP Inflation Protection Portfolio (3)	American Century VP International Portfolio (3)
American Century VP Large Company Value (3)	American Century VP Ultra Class 2 (3)
American Century VP Ultra Portfolio (3)	American Century VP Value Class 2 (3)
American Century VP Value Portfolio (3)	DWS CROCI US VIP (5)
Invesco I.O.V.I Conservative Balance Fund (3)

(1)      Statement of operations for the year ended December 31, 2025 and statement of changes in net assets for the years ended December 31, 2025 and 2024

(2)      Statement of changes in net assets for the period January 1, 2024 to April 16, 2024 (date of liquidation)

(3)      Statement of changes in net assets for the period January 1, 2024 to April 26, 2024 (date of merger)

(4)      Statement of changes in net assets for the period January 1, 2024 to March 26, 2024 (date of liquidation)

(5)      Statement of changes in net assets for the period January 1, 2024 to June 17, 2024 (date of liquidation)

Basis for Opinions

These financial statements are the responsibility of the National Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of National Variable Annuity Account II based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of National Variable Annuity Account II in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the custodian or transfer agent of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Montpelier, Vermont

April 30, 2026

We have served as the auditor of one or more of the subaccounts of National Variable Annuity Account II since 1997.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF NET ASSETS

DECEMBER 31, 2025

		Sentinel Advantage		Sentinel Advantage 5
Total assets and net assets:		Product		Product
Investments in shares of mutual fund portfolios at market		Accumulation	Unit	Accumulation	Unit
value: (contractholder accumulation units and unit value)		Units	Value	Units	Value
AB VPS Balanced Hedged Allocation Portfolio	$92,059	—	$—	5,596.92	$16.45
AB VPS Discovery Value Portfolio Class A	$1,428,392	26,275.07	$54.36	—	$—
AB VPS Discovery Value Portfolio Class B	$4,535	—	$—	248.13	$18.28
AB VPS International Value B Portfolio	$22,212	—	$—	1,353.43	$16.41
AB VPS International Value Fund	$2,219,062	91,381.56	$24.28	—	$—
AB VPS Relative Value Portfolio	$37,426	2,117.86	$17.67	—	$—
Alger Capital Appreciation Fund	$1,996,761	19,792.06	$100.89	—	$—
Alger Large Cap Growth Fund	$10,034,609	98,050.95	$102.34	—	$—
Alger Small Cap Growth Fund	$820,587	19,984.18	$41.06	—	$—
Allspring VT Discovery SMID Cap Growth Fund	$2,007,318	25,952.50	$77.35	—	$—
Allspring VT Opportunity Fund	$2,031,906	21,822.40	$93.11	—	$—
American Funds AFIS American High-Income Trust	$47,072	—	$—	3,012.06	$15.63
American Funds AFIS Asset Allocation Fund	$94,906	—	$—	4,497.65	$21.10
American Funds AFIS Capital World Bond Fund	$9,174	—	$—	1,018.52	$9.01
American Funds AFIS Capital World Growth & Income Fund	$102,416	—	$—	4,265.04	$24.01
American Funds AFIS Global Small Capitalization Fund	$27,329	—	$—	1,563.31	$17.48
American Funds AFIS Growth-Income Fund	$198,045	—	$—	6,466.34	$30.63
American Funds AFIS New World Fund	$3,844	—	$—	188.09	$20.44
Blackrock Advantage SMID Cap V.I. Fund	$13,523	—	$—	587.66	$23.01
Blackrock Equity Dividend V.I. Fund	$249,232	—	$—	10,368.05	$24.04
Blackrock Government Money Market V.I. Fund	$710,011	—	$—	66,743.26	$10.64
BNY Mellon Appreciation Portfolio	$235,558	4,554.38	$51.72	—	$—
BNY Mellon VIF Small Cap Portfolio (1)	$147,677	5,541.06	$26.65	—	$—
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	$317,166	8,358.78	$37.94	—	$—
DWS Small Cap Index Fund	$35,784	713.49	$50.15	—	$—
DWS Small Mid Cap Value Portfolio	$1,254,512	32,441.19	$38.67	—	$—
Fidelity VIP Contrafund Class 2 Portfolio	$8,151,812	60,546.95	$134.64	—	$—
Fidelity VIP Contrafund Initial Class	$302,363	—	$—	8,250.05	$36.65
Fidelity VIP Disciplined Small Cap Fund	$265,803	—	$—	11,402.70	$23.31
Fidelity VIP Dynamic Capital Appreciation Fund	$384,298	—	$—	11,148.76	$34.47
Fidelity VIP Equity Income Portfolio	$3,484,257	60,989.94	$57.13	—	$—
Fidelity VIP Freedom Income	$74,276	—	$—	5,773.13	$12.87
Fidelity VIP Government Money Market Portfolio	$2,558,656	211,957.18	$12.07	—	$—
Fidelity VIP Growth Opportunities Fund	$260,709	—	$—	4,789.76	$54.43
Fidelity VIP Growth Portfolio	$7,028,724	63,727.63	$110.29	—	$—
Fidelity VIP High Income Portfolio	$1,504,833	65,791.40	$22.87	—	$—

(1) On December 31, 2025, the BNY Mellon Opportunistic Small Cap Portfolio was renamed to the BNY Mellon VIF Small Cap Portfolio

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF NET ASSETS

DECEMBER 31, 2025

		Sentinel Advantage		Sentinel Advantage 5
Total assets and net assets:		Product		Product
Investments in shares of mutual fund portfolios at market		Accumulation	Unit	Accumulation	Unit
value: (contractholder accumulation units and unit value)		Units	Value	Units	Value
Fidelity VIP Index 500 II Portfolio	$12,641,427	151,312.90	$83.54	—	$—
Fidelity VIP Index 500 Initial Class	$330,982	—	$—	10,086.51	$32.81
Fidelity VIP Investment Grade Bond Portfolio	$2,320,418	119,127.46	$19.48	—	$—
Fidelity VIP Mid Cap Class 2 Portfolio	$2,443,797	39,524.30	$61.83	—	$—
Fidelity VIP Mid Cap Service Class	$273,531	—	$—	11,933.34	$22.92
Fidelity VIP Overseas Portfolio	$1,831,037	60,814.26	$30.11	—	$—
Fidelity VIP Real Estate Portfolio	$35,780	—	$—	2,991.22	$11.96
Fidelity VIP Value Strategies Portfolio	$79,893	1,091.54	$73.19	—	$—
Franklin Templeton VIP Allocation	$5,803	—	$—	340.30	$17.05
Franklin Templeton VIP Developing Market	$34,780	—	$—	1,582.30	$21.98
Franklin Templeton VIP Foreign Securities	$949,596	42,702.12	$22.24	—	$—
Franklin Templeton VIP Global Bond	$18,067	—	$—	2,084.05	$8.67
Franklin Templeton VIP Global Discovery Securities	$406,122	10,970.68	$37.02	—	$—
Franklin Templeton VIP Global Real Estate	$270,681	15,503.63	$17.46	—	$—
Franklin Templeton VIP Mutual Shares Securities	$467,338	15,669.56	$29.82	—	$—
Franklin Templeton VIP Rising Dividends	$202,472	—	$—	7,994.74	$25.33
Franklin Templeton VIP Small Cap Value	$261,353	5,743.17	$45.51	—	$—
Franklin Templeton VIP Small-Midcap Growth II	$390,901	9,153.41	$42.71	—	$—
Franklin Templeton VIP Small-Midcap Growth IV	$17,054	—	$—	760.58	$22.42
Franklin Templeton VIP US Government	$208,012	18,644.97	$11.16	—	$—
Goldman Sachs VIT Growth Opportunities Fund Service Class	$25,671	—	$—	991.43	$25.89
Goldman Sachs VIT Small Cap Equity Insights Fund Service Class	$74,659	—	$—	3,186.20	$23.43
Invesco I.O. V.I. Global Strategic Income Fund	$239,877	22,622.44	$10.60	—	$—
Invesco I.O. V.I. Main Street Small Cap Fund	$84,965	4,660.41	$18.23	—	$—
Invesco V.I. Discovery Mid Cap Growth Fund	$353,370	21,653.71	$16.32	—	$—
Invesco V.I. Discovery Mid Cap Growth Fund II	$59,284	—	$—	3,687.11	$16.08
Invesco V.I. Diversified Dividend Fund	$55,666	—	$—	2,908.15	$19.14
Invesco V.I. Equity & Income Fund	$62,246	3,747.38	$11.81	915.28	$19.66
Invesco V.I. Government Securities Fund	$31,594	—	$—	3,228.52	$9.79
Invesco V.I. Health Care Fund	$533,124	15,619.83	$34.13	—	$—
Invesco V.I. High Yield Fund	$24,260	—	$—	1,867.58	$12.99
Invesco V.I. International Growth Fund	$2,368	—	$—	155.18	$15.26
Invesco V.I. Technology Fund	$1,087,597	39,968.35	$27.21	—	$—
LVIP American Century Capital Appreciation Fund	$22,368	—	$—	1,852.92	$12.07
LVIP American Century Disciplined Core Value Fund	$1,638,398	136,673.76	$11.99	—	$—
LVIP American Century Inflation Protection Fund	$502,122	46,482.71	$10.80	—	$—

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF NET ASSETS

DECEMBER 31, 2025

		Sentinel Advantage		Sentinel Advantage 5
Total assets and net assets:		Product		Product
Investments in shares of mutual fund portfolios at market		Accumulation	Unit	Accumulation	Unit
value: (contractholder accumulation units and unit value)		Units	Value	Units	Value
LVIP American Century International Fund	$2,733,042	238,443.13	$11.46	—	$—
LVIP American Century Large Company Value Fund	$71,828	—	$—	6,004.76	$11.96
LVIP American Century Ultra Class 2	$462,339	—	$—	34,548.85	$13.38
LVIP American Century Ultra Portfolio	$42,959	3,202.51	$13.41	—	$—
LVIP American Century Value Fund Service Class	$5,749	—	$—	477.91	$12.03
LVIP American Century Value Fund Standard Class II	$2,137,060	177,157.03	$12.06	—	$—
LVIP JPMorgan Small Cap Core Fund - Standard Class	$696,327	51,267.38	$13.58	—	$—
Neuberger Berman Trust Mid Cap Growth Class S	$311,489	13,514.96	$23.05	—	$—
Neuberger Berman Trust Mid Cap Growth Portfolio	$320,976	5,257.97	$61.05	—	$—
Neuberger Berman Trust Short Duration Bond Portfolio	$2,505,729	220,385.45	$11.37	—	$—
Neuberger Berman Quality Equity Portfolio Class I (2)	$890,523	12,785.13	$69.65	—	$—
T Rowe Price Blue Chip Growth Portfolio	$3,072,512	27,348.33	$82.79	21,283.37	$37.98
T Rowe Price Equity Income Portfolio	$3,646,265	92,487.09	$38.36	4,469.79	$21.92
T Rowe Price Health Sciences Portfolio	$674,103	6,664.98	$88.66	3,708.95	$22.44
T Rowe Price Mid Cap Growth II	$49,934	—	$—	2,313.56	$21.58
T Rowe Price Moderate Allocation	$140,094	3,785.27	$37.01	—	$—
Touchstone TVST Balanced	$4,589,260	80,992.14	$49.45	26,858.47	$21.75
Touchstone TVST Bond	$4,467,877	204,214.97	$21.09	15,220.04	$10.62
Touchstone TVST Common Stock	$12,244,783	126,802.47	$89.53	27,819.71	$32.08
Touchstone TVST Small Company	$12,072,869	94,050.25	$128.27	357.11	$24.79
Van Eck VIPT Emerging Markets	$909,287	25,736.35	$35.33	—	$—
Van Eck VIPT Emerging Markets II	$22,878	—	$—	1,586.05	$14.42
Van Eck VIPT Global Resources Fund	$886,917	48,582.40	$18.26	—	$—
Van Eck VIPT Unconstrained Emerging Markets	$978,682	67,546.59	$14.49	—	$—

(2) On July 28, 2025, the Neuberger Berman Trust Sustainable Equity Portfolio was renamed to the Neuberger Berman Quality Equity Portfolio Class I.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	AB VPS Balanced Hedged Allocation Portfolio	AB VPS Discovery Value Portfolio Class A	AB VPS Discovery Value Portfolio Class B	AB VPS International Value B Portfolio	AB VPS International Value Fund
Investment income:
Dividend income	$1,618	$11,311	$26	$466	$51,602

Expenses:
Mortality and expense risk and administrative charges	1,185	18,653	61	284	29,220

Net investment gain (loss)	433	(7,342)	(35)	182	22,382

Realized and unrealized gain (loss) on investments
Capital gains distributions	4,486	146,343	497	—	—

Net realized (loss) gain from shares sold	(132)	2,752	1	1,093	115,330

Net unrealized appreciation (depreciation) on investments	7,653	(120,818)	(409)	5,372	558,464

Net realized and unrealized gain on investments	12,007	28,277	89	6,465	673,794

Increase in net assets resulting from operations	$12,440	$20,935	$54	$6,647	$696,176

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	AB VPS Relative Value Portfolio	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Small Cap Growth Fund	Allspring VT Discovery SMID Cap Growth Fund
Investment income:
Dividend income	$413	$—	$—	$—	$—

Expenses:
Mortality and expense risk and administrative charges	504	24,935	133,461	11,057	27,501

Net investment loss	(91)	(24,935)	(133,461)	(11,057)	(27,501)

Realized and unrealized gain (loss) on investments
Capital gains distributions	3,008	315,479	1,089,146	9,638	14,347

Net realized (loss) gain from shares sold	(32)	46,616	987,092	(67,084)	(58,776)

Net unrealized appreciation on investments	268	136,558	519,376	105,655	151,751

Net realized and unrealized gain on investments	3,244	498,653	2,595,614	48,209	107,322

Increase in net assets resulting from operations	$3,153	$473,718	$2,462,153	$37,152	$79,821

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	Allspring VT Opportunity Fund	American Funds AFIS American High- Income Trust	American Funds AFIS Asset Allocation Fund	American Funds AFIS Capital World Bond Fund	American Funds AFIS Capital World Growth & Income Fund
Investment income:
Dividend income	$1,078	$2,624	$1,642	$261	$1,180

Expenses:
Mortality and expense risk and administrative charges	28,796	684	1,247	148	1,303

Net investment (loss) gain	(27,718)	1,940	395	113	(123)

Realized and unrealized gain (loss) on investments
Capital gains distributions	217,212	—	6,360	—	3,421

Net realized gain (loss) from shares sold	1,294	(522)	877	(817)	942

Net unrealized (depreciation) appreciation on investments	(86,306)	1,608	4,104	1,542	15,039

Net realized and unrealized gain on investments	132,200	1,086	11,341	725	19,402

Increase in net assets resulting from operations	$104,482	$3,026	$11,736	$838	$19,279

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	American Funds AFIS Global Small Capitalization Fund	American Funds AFIS Growth- Income Fund	American Funds AFIS New World Fund	Blackrock Advantage SMID Cap V.I. Fund	Blackrock Equity Dividend V.I. Fund
Investment income:
Dividend income	$52	$1,359	$32	$197	$4,819

Expenses:
Mortality and expense risk and administrative charges	444	2,556	49	174	3,399

Net investment (loss) gain	(392)	(1,197)	(17)	23	1,420

Realized and unrealized gain (loss) on investments
Capital gains distributions	740	30,879	145	1,794	20,672

Net realized (loss) gain from shares sold	(7,138)	2,528	69	(102)	(4,280)

Net unrealized appreciation (depreciation) on investments	10,759	(4,576)	611	(560)	24,306

Net realized and unrealized gain on investments	4,361	28,831	825	1,132	40,698

Increase in net assets resulting from operations	$3,969	$27,634	$808	$1,155	$42,118

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	Blackrock Government Money Market V.I. Fund	BNY Mellon Appreciation Portfolio	BNY Mellon VIF Small Cap Portfolio (1)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	DWS Small Cap Index Fund
Investment income:
Dividend income	$36,589	$829	$894	$730	$442

Expenses:
Mortality and expense risk and administrative charges	12,706	3,208	1,913	4,068	452

Net investment gain (loss)	23,883	(2,379)	(1,019)	(3,338)	(10)

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	33,518	—	23,315	1,886

Net realized gain (loss) from shares sold	—	(720)	271	5,340	(139)

Net unrealized appreciation (depreciation) on investments	—	(10,830)	13,551	14,757	1,951

Net realized and unrealized gain on investments	—	21,968	13,822	43,412	3,698

Increase in net assets resulting from operations	$23,883	$19,589	$12,803	$40,074	$3,688

(1) On December 31, 2025, the BNY Mellon Opportunistic Small Cap Portfolio was renamed to the BNY Mellon VIF Small Cap Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	DWS Small Mid Cap Value Portfolio	Fidelity VIP Contrafund Class 2 Portfolio	Fidelity VIP Contrafund Initial Class	Fidelity VIP Disciplined Small Cap Fund	Fidelity VIP Dynamic Capital Appreciation Fund
Investment income:
Dividend income	$6,356	$10,812	$—	$1,944	$1,492

Expenses:
Mortality and expense risk and administrative charges	15,651	112,647	3,842	3,510	5,192

Net investment loss	(9,295)	(101,835)	(3,842)	(1,566)	(3,700)

Realized and unrealized gain (loss) on investments
Capital gains distributions	125,205	1,261,234	47,083	21,163	75,071

Net realized (loss) gain from shares sold	(25,543)	703,019	5,708	6,380	19,137

Net unrealized appreciation (depreciation) on investments	85,030	(374,317)	645	6,506	(37,518)

Net realized and unrealized gain on investments	184,692	1,589,936	53,436	34,049	56,690

Increase in net assets resulting from operations	$175,397	$1,488,101	$49,594	$32,483	$52,990

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	Fidelity VIP Equity Income Portfolio	Fidelity VIP Freedom Income	Fidelity VIP Government Money Market Portfolio	Fidelity VIP Growth Opportunities Fund	Fidelity VIP Growth Portfolio
Investment income:
Dividend income	$59,630	$2,274	$105,643	$—	$19,445

Expenses:
Mortality and expense risk and administrative charges	46,871	1,026	37,105	3,325	97,838

Net investment gain (loss)	12,759	1,248	68,538	(3,325)	(78,393)

Realized and unrealized gain (loss) on investments
Capital gains distributions	184,600	25	—	3,364	867,184

Net realized gain from shares sold	185,984	17	—	7,188	939,629

Net unrealized appreciation (depreciation) on investments	174,857	4,251	—	37,372	(823,760)

Net realized and unrealized gain on investments	545,441	4,293	—	47,924	983,053

Increase in net assets resulting from operations	$558,200	$5,541	$68,538	$44,599	$904,660

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	Fidelity VIP High Income Portfolio	Fidelity VIP Index 500 II Portfolio	Fidelity VIP Index 500 Initial Class	Fidelity VIP Investment Grade Bond Portfolio	Fidelity VIP Mid Cap Class 2 Portfolio
Investment income:
Dividend income	$95,261	$137,842	$4,093	$81,927	$10,013

Expenses:
Mortality and expense risk and administrative charges	20,883	166,985	9,567	31,912	31,646

Net investment gain (loss)	74,378	(29,143)	(5,474)	50,015	(21,633)

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	62,248	4,203	—	258,590

Net realized (loss) gain from shares sold	(34,569)	710,742	186,263	(27,183)	22,648

Net unrealized appreciation (depreciation) on investments	86,064	1,081,417	(99,436)	104,392	(29,428)

Net realized and unrealized gain on investments	51,495	1,854,407	91,030	77,209	251,810

Increase in net assets resulting from operations	$125,873	$1,825,264	$85,556	$127,224	$230,177

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	Fidelity VIP Mid Cap Service Class	Fidelity VIP Overseas Portfolio	Fidelity VIP Real Estate Portfolio	Fidelity VIP Value Strategies Portfolio	Franklin Templeton VIP Allocation
Investment income:
Dividend income	$639	$28,951	$722	$846	$97

Expenses:
Mortality and expense risk and administrative charges	4,849	25,394	535	1,015	76

Net investment (loss) gain	(4,210)	3,557	187	(169)	21

Realized and unrealized gain (loss) on investments
Capital gains distributions	37,315	161,295	17	3,004	216

Net realized gain (loss) from shares sold	12,263	89,280	(453)	93	(20)

Net unrealized (depreciation) appreciation on investments	(19,229)	53,978	795	2,250	358

Net realized and unrealized gain on investments	30,349	304,553	359	5,347	554

Increase in net assets resulting from operations	$26,139	$308,110	$546	$5,178	$575

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	Franklin Templeton VIP Developing Market	Franklin Templeton VIP Foreign Securities	Franklin Templeton VIP Global Bond	Franklin Templeton VIP Global Discovery Securities	Franklin Templeton VIP Global Real Estate
Investment income:
Dividend income	$154	$22,583	$—	$7,979	$4,017

Expenses:
Mortality and expense risk and administrative charges	491	13,201	262	5,340	3,900

Net investment (loss) gain	(337)	9,382	(262)	2,639	117

Realized and unrealized gain (loss) on investments
Capital gains distributions	590	63,058	—	38,981	—

Net realized (loss) gain from shares sold	(3,583)	22,252	(1,024)	6,006	(355)

Net unrealized appreciation on investments	16,190	134,400	3,811	27,313	17,498

Net realized and unrealized gain on investments	13,197	219,710	2,787	72,300	17,143

Increase in net assets resulting from operations	$12,860	$229,092	$2,525	$74,939	$17,260

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	Franklin Templeton VIP Mutual Shares Securities	Franklin Templeton VIP Rising Dividends	Franklin Templeton VIP Small Cap Value	Franklin Templeton VIP Small- Midcap Growth II	Franklin Templeton VIP Small- Midcap Growth IV
Investment income:
Dividend income	$9,614	$1,418	$3,144	$—	$—

Expenses:
Mortality and expense risk and administrative charges	6,843	2,669	3,824	5,584	251

Net investment gain (loss)	2,771	(1,251)	(680)	(5,584)	(251)

Realized and unrealized gain (loss) on investments
Capital gains distributions	47,366	18,732	24,519	22,605	963

Net realized (loss) gain from shares sold	(5,808)	465	(7,218)	(7,746)	1,131

Net unrealized appreciation (depreciation) on investments	689	776	1,222	(4,603)	(1,641)

Net realized and unrealized gain on investments	42,247	19,973	18,523	10,256	453

Increase in net assets resulting from operations	$45,018	$18,722	$17,843	$4,672	$202

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	Franklin Templeton VIP US Government	Goldman Sachs VIT Growth Opportunities Fund Service Class	Goldman Sachs VIT Small Cap Equity Insights Fund Service Class	Invesco I.O. V.I. Global Strategic Income Fund	Invesco I.O. V.I. Main Street Small Cap Fund
Investment income:
Dividend income	$7,358	$—	$358	$12,433	$189

Expenses:
Mortality and expense risk and administrative charges	3,002	350	928	3,324	1,113

Net investment gain (loss)	4,356	(350)	(570)	9,109	(924)

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	4,459	5,895	—	8,424

Net realized (loss) gain from shares sold	(8,457)	3	36	(9,843)	232

Net unrealized appreciation (depreciation) on investments	15,669	(2,687)	4,248	26,513	(2,158)

Net realized and unrealized gain on investments	7,212	1,775	10,179	16,670	6,498

Increase in net assets resulting from operations	$11,568	$1,425	$9,609	$25,779	$5,574

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Discovery Mid Cap Growth Fund II	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Equity & Income Fund	Invesco V.I. Government Securities Fund
Investment income:
Dividend income	$—	$—	$736	$1,231	$890

Expenses:
Mortality and expense risk and administrative charges	4,831	821	715	878	457

Net investment (loss) gain	(4,831)	(821)	21	353	433

Realized and unrealized gain (loss) on investments
Capital gains distributions	29,788	6,006	4,138	3,531	—

Net realized gain (loss) from shares sold	1,571	(965)	(9)	320	(986)

Net unrealized (depreciation) appreciation on investments	(13,628)	(2,370)	2,550	2,431	2,317

Net realized and unrealized gain on investments	17,731	2,671	6,679	6,282	1,331

Increase in net assets resulting from operations	$12,900	$1,850	$6,700	$6,635	$1,764

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	Invesco V.I. Health Care Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Technology Fund	LVIP American Century Capital Appreciation Fund
Investment income:
Dividend income	$—	$1,637	$26	$—	$—

Expenses:
Mortality and expense risk and administrative charges	8,133	389	170	14,541	311

Net investment (loss) gain	(8,133)	1,248	(144)	(14,541)	(311)

Realized and unrealized gain (loss) on investments
Capital gains distributions	21,543	—	144	116,767	3,746

Net realized gain (loss) from shares sold	10,131	(1,253)	711	(37,078)	52

Net unrealized appreciation (depreciation) on investments	86,277	1,296	1,107	107,441	(2,385)

Net realized and unrealized gain on investments	117,951	43	1,962	187,130	1,413

Increase in net assets resulting from operations	$109,818	$1,291	$1,818	$172,589	$1,102

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	LVIP American Century Disciplined Core Value Fund	LVIP American Century Inflation Protection Fund	LVIP American Century International Fund	LVIP American Century Large Company Value Fund	LVIP American Century Ultra Class 2
Investment income:
Dividend income	$25,932	$39,732	$32,032	$916	$—

Expenses:
Mortality and expense risk and administrative charges	23,407	7,042	37,332	931	6,337

Net investment gain (loss)	2,525	32,690	(5,300)	(15)	(6,337)

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	—	—	4,456	39,860

Net realized gain from shares sold	34,011	1,301	24,896	76	5,427

Net unrealized appreciation (depreciation) on investments	167,815	(8,776)	335,692	4,103	516

Net realized and unrealized gain (loss) on investments	201,826	(7,475)	360,588	8,635	45,803

Increase in net assets resulting from operations	$204,351	$25,215	$355,288	$8,620	$39,466

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	LVIP American Century Ultra Portfolio	LVIP American Century Value Fund Service Class	LVIP American Century Value Fund Standard Class II	LVIP JPMorgan Small Cap Core Fund - Standard Class	Neuberger Berman Trust Mid Cap Growth Class S
Investment income:
Dividend income	$—	$81	$33,625	$4,152	$—

Expenses:
Mortality and expense risk and administrative charges	589	162	32,287	9,183	4,578

Net investment (loss) gain	(589)	(81)	1,338	(5,031)	(4,578)

Realized and unrealized gain (loss) on investments
Capital gains distributions	3,508	418	170,943	55,881	48,326

Net realized gain from shares sold	1,088	1,203	52,938	10,096	10,157

Net unrealized appreciation (depreciation) on investments	510	(122)	88,245	(2,250)	(38,145)

Net realized and unrealized gain on investments	5,106	1,499	312,126	63,727	20,338

Increase in net assets resulting from operations	$4,517	$1,418	$313,464	$58,696	$15,760

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	Neuberger Berman Trust Mid Cap Growth Portfolio	Neuberger Berman Trust Short Duration Bond Portfolio	Neuberger Berman Quality Equity Portfolio Class I (2)	T Rowe Price Blue Chip Growth Portfolio	T Rowe Price Equity Income Portfolio
Investment income:
Dividend income	$—	$131,266	$—	$—	$49,020

Expenses:
Mortality and expense risk and administrative charges	5,239	34,616	15,907	40,480	47,834

Net investment (loss) gain	(5,239)	96,650	(15,907)	(40,480)	1,186

Realized and unrealized gain (loss) on investments
Capital gains distributions	41,562	—	58,848	274,231	349,082

Net realized (loss) gain from shares sold	(11,856)	(19,913)	183,411	225,299	2,530

Net unrealized (depreciation) appreciation on investments	(4,541)	27,403	(94,668)	(18,011)	59,873

Net realized and unrealized gain on investments	25,165	7,490	147,591	481,519	411,485

Increase in net assets resulting from operations	$19,926	$104,140	$131,684	$441,039	$412,671

(2) On July 28, 2025, the Neuberger Berman Trust Sustainable Equity Portfolio was renamed to the Neuberger Berman Quality Equity Portfolio Class I.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	T Rowe Price Health Sciences Portfolio	T Rowe Price Mid Cap Growth II	T Rowe Price Moderate Allocation	Touchstone TVST Balanced	Touchstone TVST Bond
Investment income:
Dividend income	$—	$—	$3,313	$84,235	$180,233

Expenses:
Mortality and expense risk and administrative charges	11,300	662	2,496	66,206	60,866

Net investment (loss) gain	(11,300)	(662)	817	18,029	119,367

Realized and unrealized gain (loss) on investments
Capital gains distributions	26,855	6,883	6,237	119,243	—

Net realized (loss) gain from shares sold	(3,449)	(50)	11,006	301,780	(41,382)

Net unrealized appreciation (depreciation) on investments	92,448	(5,038)	2,282	123,445	181,315

Net realized and unrealized gain on investments	115,854	1,795	19,525	544,468	139,933

Increase in net assets resulting from operations	$104,554	$1,133	$20,342	$562,497	$259,300

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

	Touchstone TVST Common Stock	Touchstone TVST Small Company	Van Eck VIPT Emerging Markets	Van Eck VIPT Emerging Markets II	Van Eck VIPT Global Resources Fund
Investment income:
Dividend income	$62,491	$24,305	$6,162	$109	$19,890

Expenses:
Mortality and expense risk and administrative charges	164,135	168,615	12,147	324	10,967

Net investment (loss) gain	(101,644)	(144,310)	(5,985)	(215)	8,923

Realized and unrealized gain (loss) on investments
Capital gains distributions	1,683,727	1,579,409	—	—	—

Net realized gain (loss) from shares sold	759,508	332,467	(58,120)	(859)	34,129

Net unrealized (depreciation) appreciation on investments	(552,908)	(696,317)	281,524	6,986	193,131

Net realized and unrealized gain on investments	1,890,327	1,215,559	223,404	6,127	227,260

Increase in net assets resulting from operations	$1,788,683	$1,071,249	$217,419	$5,912	$236,183

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

DECEMBER 31, 2025

Van Eck VIPT Unconstrained Emerging Markets
Investment income:
Dividend income	$48,196

Expenses:
Mortality and expense risk and administrative charges	12,824

Net investment gain	35,372

Realized and unrealized gain (loss) on investments
Capital gains distributions	—

Net realized loss from shares sold	(4,276)

Net unrealized appreciation on investments	111,631

Net realized and unrealized gain on investments	107,355

Increase in net assets resulting from operations	$142,727

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	AB VPS Balanced Hedged Allocation Portfolio	AB VPS Discovery Value Portfolio Class A	AB VPS Discovery Value Portfolio Class B	AB VPS International Value B Portfolio	AB VPS International Value Fund
Net investment gain (loss)	$433	$(7,342)	$(35)	$182	$22,382

Realized and unrealized gain (loss) on investments
Capital gains distributions	4,486	146,343	497	—	—

Net realized (loss) gain from shares sold	(132)	2,752	1	1,093	115,330

Net unrealized appreciation (depreciation) on investments	7,653	(120,818)	(409)	5,372	558,464

Net realized and unrealized gain on investments	12,007	28,277	89	6,465	673,794

Increase in net assets resulting from operations	12,440	20,935	54	6,647	696,176

Accumulation unit transactions:
Participant deposits	—	718	—	—	764
Transfers between investment sub-accounts and general account, net	—	(5,566)	—	—	—
Transfers between investment subaccounts, net	610	143,799	—	—	(201,150)
Net surrenders and lapses	—	(66,072)	—	(1,579)	(105,378)
Contract benefits	—	(7,222)	—	—	(15,325)
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(3)	(107)	—	—	(229)
Other	1	1,436	—	42	(159)

Total net accumulation unit transactions	608	66,986	—	(1,537)	(321,477)

Increase in net assets	13,048	87,921	54	5,110	374,699

Net assets, beginning of period	$79,011	$1,340,471	$4,481	$17,102	$1,844,363

Net assets, end of period	$92,059	$1,428,392	$4,535	$22,212	$2,219,062

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	AB VPS Relative Value Portfolio	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Small Cap Growth Fund	Allspring VT Discovery SMID Cap Growth Fund
Net investment loss	$(91)	$(24,935)	$(133,461)	$(11,057)	$(27,501)

Realized and unrealized gain (loss) on investments
Capital gains distributions	3,008	315,479	1,089,146	9,638	14,347

Net realized (loss) gain from shares sold	(32)	46,616	987,092	(67,084)	(58,776)

Net unrealized appreciation on investments	268	136,558	519,376	105,655	151,751

Net realized and unrealized gain on investments	3,244	498,653	2,595,614	48,209	107,322

Increase in net assets resulting from operations	3,153	473,718	2,462,153	37,152	79,821

Accumulation unit transactions:
Participant deposits	1,376	3,250	2,066	280	1,250
Transfers between investment sub-accounts and general account, net	—	(149,009)	(143,599)	—	—
Transfers between investment subaccounts, net	159	(42,846)	(1,078,427)	29,400	44,899
Net surrenders and lapses	(1,596)	(87,391)	(597,980)	(150,019)	(168,161)
Contract benefits	—	—	(160,176)	—	—
Loan collateral interest received	—	19	—	—	19
Transfers for policy loans	—	437	—	—	455
Contract charges	(38)	(1,498)	(2,833)	(410)	(555)
Other	—	6	8,007	582	(39)

Total net accumulation unit transactions	(99)	(277,032)	(1,972,942)	(120,167)	(122,132)

Increase (decrease) in net assets	3,054	196,686	489,211	(83,015)	(42,311)

Net assets, beginning of period	$34,372	$1,800,075	$9,545,398	$903,602	$2,049,629

Net assets, end of period	$37,426	$1,996,761	$10,034,609	$820,587	$2,007,318

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	Allspring VT Opportunity Fund	American Funds AFIS American High- Income Trust	American Funds AFIS Asset Allocation Fund	American Funds AFIS Capital World Bond Fund	American Funds AFIS Capital World Growth & Income Fund
Net investment (loss) gain	$(27,718)	$1,940	$395	$113	$(123)

Realized and unrealized gain (loss) on investments
Capital gains distributions	217,212	—	6,360	—	3,421

Net realized gain (loss) from shares sold	1,294	(522)	877	(817)	942

Net unrealized (depreciation) appreciation on investments	(86,306)	1,608	4,104	1,542	15,039

Net realized and unrealized gain on investments	132,200	1,086	11,341	725	19,402

Increase in net assets resulting from operations	104,482	3,026	11,736	838	19,279

Accumulation unit transactions:
Participant deposits	200	—	400	—	—
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	(9,500)	(4)	(1,031)	—	(870)
Net surrenders and lapses	(208,835)	(7,998)	(3,853)	(3,851)	(3,829)
Contract benefits	—	—	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	(7)	—	—	—	—
Contract charges	(2,339)	(6)	(18)	—	—
Other	603	(1)	1	1	—

Total net accumulation unit transactions	(219,878)	(8,009)	(4,501)	(3,850)	(4,699)

(Decrease) increase in net assets	(115,396)	(4,983)	7,235	(3,012)	14,580

Net assets, beginning of period	$2,147,302	$52,055	$87,671	$12,186	$87,836

Net assets, end of period	$2,031,906	$47,072	$94,906	$9,174	$102,416

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	American Funds AFIS Global Small Capitalization Fund	American Funds AFIS Growth- Income Fund	American Funds AFIS New World Fund	Blackrock Advantage SMID Cap V.I. Fund	Blackrock Equity Dividend V.I. Fund
Net investment (loss) gain	$(392)	$(1,197)	$(17)	$23	$1,420

Realized and unrealized gain (loss) on investments
Capital gains distributions	740	30,879	145	1,794	20,672

Net realized (loss) gain from shares sold	(7,138)	2,528	69	(102)	(4,280)

Net unrealized appreciation (depreciation) on investments	10,759	(4,576)	611	(560)	24,306

Net realized and unrealized gain on investments	4,361	28,831	825	1,132	40,698

Increase in net assets resulting from operations	3,969	27,634	808	1,155	42,118

Accumulation unit transactions:
Participant deposits	—	—	200	—	—
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	—	(194)	(186)	—	(29)
Net surrenders and lapses	—	(4,880)	—	—	(43,167)
Contract benefits	(8,538)	—	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	—	(8)	(3)	—	(3)
Other	(23)	(7)	2	1	154

Total net accumulation unit transactions	(8,561)	(5,089)	13	1	(43,045)

(Decrease) increase in net assets	(4,592)	22,545	821	1,156	(927)

Net assets, beginning of period	$31,921	$175,500	$3,023	$12,367	$250,159

Net assets, end of period	$27,329	$198,045	$3,844	$13,523	$249,232

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	Blackrock Government Money Market V.I. Fund	BNY Mellon Appreciation Portfolio	BNY Mellon VIF Small Cap Portfolio (1)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	DWS Small Cap Index Fund
Net investment gain (loss)	$23,883	$(2,379)	$(1,019)	$(3,338)	$(10)

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	33,518	—	23,315	1,886

Net realized gain (loss) from shares sold	—	(720)	271	5,340	(139)

Net unrealized appreciation (depreciation) on investments	—	(10,830)	13,551	14,757	1,951

Net realized and unrealized gain on investments	—	21,968	13,822	43,412	3,698

Increase in net assets resulting from operations	23,883	19,589	12,803	40,074	3,688

Accumulation unit transactions:
Participant deposits	—	990	—	—	—
Transfers between investment sub-accounts and general account, net	592	—	—	—	—
Transfers between investment subaccounts, net	939,231	5,064	1,732	(4,194)	704
Net surrenders and lapses	(1,312,126)	(35,731)	(819)	(7,096)	—
Contract benefits	(96,991)	—	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(35)	(123)	(223)	(9)	(56)
Other	(71)	(31)	15	—	(1)

Total net accumulation unit transactions	(469,400)	(29,831)	705	(11,299)	647

(Decrease) increase in net assets	(445,517)	(10,242)	13,508	28,775	4,335

Net assets, beginning of period	$1,155,528	$245,800	$134,169	$288,391	$31,449

Net assets, end of period	$710,011	$235,558	$147,677	$317,166	$35,784

(1) On December 31, 2025, the BNY Mellon Opportunistic Small Cap Portfolio was renamed to the BNY Mellon VIF Small Cap Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	DWS Small Mid Cap Value Portfolio	Fidelity VIP Contrafund Class 2 Portfolio	Fidelity VIP Contrafund Initial Class	Fidelity VIP Disciplined Small Cap Fund	Fidelity VIP Dynamic Capital Appreciation Fund
Net investment loss	$(9,295)	$(101,835)	$(3,842)	$(1,566)	$(3,700)

Realized and unrealized gain (loss) on investments
Capital gains distributions	125,205	1,261,234	47,083	21,163	75,071

Net realized (loss) gain from shares sold	(25,543)	703,019	5,708	6,380	19,137

Net unrealized appreciation (depreciation) on investments	85,030	(374,317)	645	6,506	(37,518)

Net realized and unrealized gain on investments	184,692	1,589,936	53,436	34,049	56,690

Increase in net assets resulting from operations	175,397	1,488,101	49,594	32,483	52,990

Accumulation unit transactions:
Participant deposits	2,189	3,692	1,700	—	—
Transfers between investment sub-accounts and general account, net	(5,442)	(6,161)	—	—	—
Transfers between investment subaccounts, net	63,844	(234,683)	(7,430)	(344)	(531)
Net surrenders and lapses	(57,119)	(931,103)	(1,926)	(39,436)	(61,107)
Contract benefits	(7,183)	(260,420)	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(165)	(2,763)	(14)	—	(24)
Other	356	(14,602)	2	321	567

Total net accumulation unit transactions	(3,520)	(1,446,040)	(7,668)	(39,459)	(61,095)

Increase (decrease) in net assets	171,877	42,061	41,926	(6,976)	(8,105)

Net assets, beginning of period	$1,082,635	$8,109,751	$260,437	$272,779	$392,403

Net assets, end of period	$1,254,512	$8,151,812	$302,363	$265,803	$384,298

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	Fidelity VIP Equity Income Portfolio	Fidelity VIP Freedom Income	Fidelity VIP Government Money Market Portfolio	Fidelity VIP Growth Opportunities Fund	Fidelity VIP Growth Portfolio
Net investment gain (loss)	$12,759	$1,248	$68,538	$(3,325)	$(78,393)

Realized and unrealized gain (loss) on investments
Capital gains distributions	184,600	25	—	3,364	867,184

Net realized gain from shares sold	185,984	17	—	7,188	939,629

Net unrealized appreciation (depreciation) on investments	174,857	4,251	—	37,372	(823,760)

Net realized and unrealized gain on investments	545,441	4,293	—	47,924	983,053

Increase in net assets resulting from operations	558,200	5,541	68,538	44,599	904,660

Accumulation unit transactions:
Participant deposits	4,860	—	3,103	—	6,018
Transfers between investment sub-accounts and general account, net	—	—	56,357	—	(5,930)
Transfers between investment subaccounts, net	(30,512)	645	328,157	(2,650)	(126,614)
Net surrenders and lapses	(706,585)	(4,909)	(1,154,668)	(7,590)	(1,890,451)
Contract benefits	(48,408)	—	(76,274)	—	(434,642)
Loan collateral interest received	—	—	208	—	—
Transfers for policy loans	—	—	(479)	—	—
Contract charges	(1,701)	—	(2,323)	(6)	(1,527)
Other	(26,434)	(1)	(799)	—	(20,967)

Total net accumulation unit transactions	(808,780)	(4,265)	(846,718)	(10,246)	(2,474,113)

(Decrease) increase in net assets	(250,580)	1,276	(778,180)	34,353	(1,569,453)

Net assets, beginning of period	$3,734,837	$73,000	$3,336,836	$226,356	$8,598,177

Net assets, end of period	$3,484,257	$74,276	$2,558,656	$260,709	$7,028,724

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	Fidelity VIP High Income Portfolio	Fidelity VIP Index 500 II Portfolio	Fidelity VIP Index 500 Initial Class	Fidelity VIP Investment Grade Bond Portfolio	Fidelity VIP Mid Cap Class 2 Portfolio
Net investment gain (loss)	$74,378	$(29,143)	$(5,474)	$50,015	$(21,633)

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	62,248	4,203	—	258,590

Net realized (loss) gain from shares sold	(34,569)	710,742	186,263	(27,183)	22,648

Net unrealized appreciation (depreciation) on investments	86,064	1,081,417	(99,436)	104,392	(29,428)

Net realized and unrealized gain on investments	51,495	1,854,407	91,030	77,209	251,810

Increase in net assets resulting from operations	125,873	1,825,264	85,556	127,224	230,177

Accumulation unit transactions:
Participant deposits	2,600	14,938	1,900	2,830	1,078
Transfers between investment sub-accounts and general account, net	—	(3,246)	—	—	(8,421)
Transfers between investment subaccounts, net	(608)	(156,680)	(688,776)	86,503	85,722
Net surrenders and lapses	(230,869)	(505,818)	(7,781)	(147,788)	(165,035)
Contract benefits	(2,267)	(237,289)	—	(7,378)	(12,685)
Loan collateral interest received	37	9	—	19	—
Transfers for policy loans	931	226	—	467	—
Contract charges	(780)	(2,519)	(6)	(753)	(935)
Other	(1,149)	(2,848)	843	(315)	31

Total net accumulation unit transactions	(232,105)	(893,227)	(693,820)	(66,415)	(100,245)

(Decrease) increase in net assets	(106,232)	932,037	(608,264)	60,809	129,932

Net assets, beginning of period	$1,611,065	$11,709,390	$939,246	$2,259,609	$2,313,865

Net assets, end of period	$1,504,833	$12,641,427	$330,982	$2,320,418	$2,443,797

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	Fidelity VIP Mid Cap Service Class	Fidelity VIP Overseas Portfolio	Fidelity VIP Real Estate Portfolio	Fidelity VIP Value Strategies Portfolio	Franklin Templeton VIP Allocation
Net investment (loss) gain	$(4,210)	$3,557	$187	$(169)	$21

Realized and unrealized gain (loss) on investments
Capital gains distributions	37,315	161,295	17	3,004	216

Net realized gain (loss) from shares sold	12,263	89,280	(453)	93	(20)

Net unrealized (depreciation) appreciation on investments	(19,229)	53,978	795	2,250	358

Net realized and unrealized gain on investments	30,349	304,553	359	5,347	554

Increase in net assets resulting from operations	26,139	308,110	546	5,178	575

Accumulation unit transactions:
Participant deposits	100	2,353	100	—	—
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	(105,457)	(10,420)	588	3,517	—
Net surrenders and lapses	(40,693)	(182,062)	(4,606)	(1,249)	—
Contract benefits	—	(8,069)	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(1)	(801)	(12)	(138)	—
Other	732	46	4	—	(1)

Total net accumulation unit transactions	(145,319)	(198,953)	(3,926)	2,130	(1)

(Decrease) increase in net assets	(119,180)	109,157	(3,380)	7,308	574

Net assets, beginning of period	$392,711	$1,721,880	$39,160	$72,585	$5,229

Net assets, end of period	$273,531	$1,831,037	$35,780	$79,893	$5,803

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	Franklin Templeton VIP Developing Market	Franklin Templeton VIP Foreign Securities	Franklin Templeton VIP Global Bond	Franklin Templeton VIP Global Discovery Securities	Franklin Templeton VIP Global Real Estate
Net investment (loss) gain	$(337)	$9,382	$(262)	$2,639	$117

Realized and unrealized gain (loss) on investments
Capital gains distributions	590	63,058	—	38,981	—

Net realized (loss) gain from shares sold	(3,583)	22,252	(1,024)	6,006	(355)

Net unrealized appreciation on investments	16,190	134,400	3,811	27,313	17,498

Net realized and unrealized gain on investments	13,197	219,710	2,787	72,300	17,143

Increase in net assets resulting from operations	12,860	229,092	2,525	74,939	17,260

Accumulation unit transactions:
Participant deposits	—	3,333	—	250	296
Transfers between investment sub-accounts and general account, net	—	(5,775)	—	—	—
Transfers between investment subaccounts, net	(1,102)	(21,198)	—	(655)	12,487
Net surrenders and lapses	(11,812)	(142,383)	(3,556)	(17,194)	(42,850)
Contract benefits	—	(19,356)	—	—	(960)
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	—	(231)	—	(88)	(131)
Other	1	(520)	1	—	(161)

Total net accumulation unit transactions	(12,913)	(186,130)	(3,555)	(17,687)	(31,319)

(Decrease) increase in net assets	(53)	42,962	(1,030)	57,252	(14,059)

Net assets, beginning of period	$34,833	$906,634	$19,097	$348,870	$284,740

Net assets, end of period	$34,780	$949,596	$18,067	$406,122	$270,681

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	Franklin Templeton VIP Mutual Shares Securities	Franklin Templeton VIP Rising Dividends	Franklin Templeton VIP Small Cap Value	Franklin Templeton VIP Small- Midcap Growth II	Franklin Templeton VIP Small- Midcap Growth IV
Net investment gain (loss)	$2,771	$(1,251)	$(680)	$(5,584)	$(251)

Realized and unrealized gain (loss) on investments
Capital gains distributions	47,366	18,732	24,519	22,605	963

Net realized (loss) gain from shares sold	(5,808)	465	(7,218)	(7,746)	1,131

Net unrealized appreciation (depreciation) on investments	689	776	1,222	(4,603)	(1,641)

Net realized and unrealized gain on investments	42,247	19,973	18,523	10,256	453

Increase in net assets resulting from operations	45,018	18,722	17,843	4,672	202

Accumulation unit transactions:
Participant deposits	532	2,750	1,510	—	—
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	5,101	2,810	8,532	23,439	—
Net surrenders and lapses	(90,383)	(5,816)	(50,271)	(35,147)	(1,432)
Contract benefits	—	—	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(354)	(11)	(54)	(26)	—
Other	—	4	(736)	(317)	42

Total net accumulation unit transactions	(85,104)	(263)	(41,019)	(12,051)	(1,390)

(Decrease) increase in net assets	(40,086)	18,459	(23,176)	(7,379)	(1,188)

Net assets, beginning of period	$507,424	$184,013	$284,529	$398,280	$18,242

Net assets, end of period	$467,338	$202,472	$261,353	$390,901	$17,054

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	Franklin Templeton VIP US Government	Goldman Sachs VIT Growth Opportunities Fund Service Class	Goldman Sachs VIT Small Cap Equity Insights Fund Service Class	Invesco I.O. V.I. Global Strategic Income Fund	Invesco I.O. V.I. Main Street Small Cap Fund
Net investment gain (loss)	$4,356	$(350)	$(570)	$9,109	$(924)

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	4,459	5,895	—	8,424

Net realized (loss) gain from shares sold	(8,457)	3	36	(9,843)	232

Net unrealized appreciation (depreciation) on investments	15,669	(2,687)	4,248	26,513	(2,158)

Net realized and unrealized gain on investments	7,212	1,775	10,179	16,670	6,498

Increase in net assets resulting from operations	11,568	1,425	9,609	25,779	5,574

Accumulation unit transactions:
Participant deposits	180	—	—	1,250	—
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	(1,153)	—	830	(232)	726
Net surrenders and lapses	(32,325)	—	—	(79,128)	—
Contract benefits	—	—	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(110)	(2)	(20)	(142)	(6)
Other	(18)	—	—	(1,653)	(1)

Total net accumulation unit transactions	(33,426)	(2)	810	(79,905)	719

(Decrease) increase in net assets	(21,858)	1,423	10,419	(54,126)	6,293

Net assets, beginning of period	$229,870	$24,248	$64,240	$294,003	$78,672

Net assets, end of period	$208,012	$25,671	$74,659	$239,877	$84,965

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Discovery Mid Cap Growth Fund II	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Equity & Income Fund	Invesco V.I. Government Securities Fund
Net investment (loss) gain	$(4,831)	$(821)	$21	$353	$433

Realized and unrealized gain (loss) on investments
Capital gains distributions	29,788	6,006	4,138	3,531	—

Net realized gain (loss) from shares sold	1,571	(965)	(9)	320	(986)

Net unrealized (depreciation) appreciation on investments	(13,628)	(2,370)	2,550	2,431	2,317

Net realized and unrealized gain on investments	17,731	2,671	6,679	6,282	1,331

Increase in net assets resulting from operations	12,900	1,850	6,700	6,635	1,764

Accumulation unit transactions:
Participant deposits	1,250	—	—	—	3,400
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	3,733	1,314	251	1,870	582
Net surrenders and lapses	(10,293)	(2,755)	—	(7,221)	(8,291)
Contract benefits	—	—	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(92)	—	(3)	(62)	(10)
Other	3	(1)	1	—	(1)

Total net accumulation unit transactions	(5,399)	(1,442)	249	(5,413)	(4,320)

Increase (decrease) in net assets	7,501	408	6,949	1,222	(2,556)

Net assets, beginning of period	$345,869	$58,876	$48,717	$61,024	$34,150

Net assets, end of period	$353,370	$59,284	$55,666	$62,246	$31,594

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	Invesco V.I. Health Care Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Technology Fund	LVIP American Century Capital Appreciation Fund
Net investment (loss) gain	$(8,133)	$1,248	$(144)	$(14,541)	$(311)

Realized and unrealized gain (loss) on investments
Capital gains distributions	21,543	—	144	116,767	3,746

Net realized gain (loss) from shares sold	10,131	(1,253)	711	(37,078)	52

Net unrealized appreciation (depreciation) on investments	86,277	1,296	1,107	107,441	(2,385)

Net realized and unrealized gain on investments	117,951	43	1,962	187,130	1,413

Increase in net assets resulting from operations	109,818	1,291	1,818	172,589	1,102

Accumulation unit transactions:
Participant deposits	570	—	—	50	—
Transfers between investment sub-accounts and general account, net	—	—	—	(8,846)	—
Transfers between investment subaccounts, net	(32,848)	—	(13,439)	(90,664)	(230)
Net surrenders and lapses	(586,739)	(10,070)	—	(87,800)	—
Contract benefits	—	—	—	—	—
Loan collateral interest received	19	—	—	37	—
Transfers for policy loans	460	—	—	906	—
Contract charges	(277)	—	(3)	(358)	—
Other	(29,153)	(1)	(2)	2	2

Total net accumulation unit transactions	(647,968)	(10,071)	(13,444)	(186,673)	(228)

(Decrease) increase in net assets	(538,150)	(8,780)	(11,626)	(14,084)	874

Net assets, beginning of period	$1,071,274	$33,040	$13,994	$1,101,681	$21,494

Net assets, end of period	$533,124	$24,260	$2,368	$1,087,597	$22,368

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	LVIP American Century Disciplined Core Value Fund	LVIP American Century Inflation Protection Fund	LVIP American Century International Fund	LVIP American Century Large Company Value Fund	LVIP American Century Ultra Class 2
Net investment gain (loss)	$2,525	$32,690	$(5,300)	$(15)	$(6,337)

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	—	—	4,456	39,860

Net realized gain from shares sold	34,011	1,301	24,896	76	5,427

Net unrealized appreciation (depreciation) on investments	167,815	(8,776)	335,692	4,103	516

Net realized and unrealized gain (loss) on investments	201,826	(7,475)	360,588	8,635	45,803

Increase in net assets resulting from operations	204,351	25,215	355,288	8,620	39,466

Accumulation unit transactions:
Participant deposits	150	2,894	3,379	—	—
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	9,867	17,209	99,430	—	758
Net surrenders and lapses	(271,568)	(40,651)	(200,595)	—	(74,957)
Contract benefits	(57,132)	(945)	(14,247)	—	—
Loan collateral interest received	9	—	—	—	—
Transfers for policy loans	230	—	—	—	—
Contract charges	(402)	(231)	(404)	—	—
Other	346	(111)	55	(1)	1,153

Total net accumulation unit transactions	(318,500)	(21,835)	(112,382)	(1)	(73,046)

(Decrease) increase in net assets	(114,149)	3,380	242,906	8,619	(33,580)

Net assets, beginning of period	$1,752,547	$498,742	$2,490,136	$63,209	$495,919

Net assets, end of period	$1,638,398	$502,122	$2,733,042	$71,828	$462,339

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	LVIP American Century Ultra Portfolio	LVIP American Century Value Fund Service Class	LVIP American Century Value Fund Standard Class II	LVIP JPMorgan Small Cap Core Fund - Standard Class	Neuberger Berman Trust Mid Cap Growth Class S
Net investment (loss) gain	$(589)	$(81)	$1,338	$(5,031)	$(4,578)

Realized and unrealized gain (loss) on investments
Capital gains distributions	3,508	418	170,943	55,881	48,326

Net realized gain from shares sold	1,088	1,203	52,938	10,096	10,157

Net unrealized appreciation (depreciation) on investments	510	(122)	88,245	(2,250)	(38,145)

Net realized and unrealized gain on investments	5,106	1,499	312,126	63,727	20,338

Increase in net assets resulting from operations	4,517	1,418	313,464	58,696	15,760

Accumulation unit transactions:
Participant deposits	30	—	3,303	2,000	1,457
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	(2,597)	(78)	16,429	2,874	(6,638)
Net surrenders and lapses	(3,173)	(13,251)	(423,671)	(22,868)	(32,848)
Contract benefits	—	—	(71,597)	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	(14)	(5)	—
Contract charges	(19)	(7)	(1,102)	(76)	(117)
Other	1	1	176	855	(352)

Total net accumulation unit transactions	(5,758)	(13,335)	(476,476)	(17,220)	(38,498)

(Decrease) increase in net assets	(1,241)	(11,917)	(163,012)	41,476	(22,738)

Net assets, beginning of period	$44,200	$17,666	$2,300,072	$654,851	$334,227

Net assets, end of period	$42,959	$5,749	$2,137,060	$696,327	$311,489

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	Neuberger Berman Trust Mid Cap Growth Portfolio	Neuberger Berman Trust Short Duration Bond Portfolio	Neuberger Berman Quality Equity Portfolio Class I (2)	T Rowe Price Blue Chip Growth Portfolio	T Rowe Price Equity Income Portfolio
Net investment (loss) gain	$(5,239)	$96,650	$(15,907)	$(40,480)	$1,186

Realized and unrealized gain (loss) on investments
Capital gains distributions	41,562	—	58,848	274,231	349,082

Net realized (loss) gain from shares sold	(11,856)	(19,913)	183,411	225,299	2,530

Net unrealized (depreciation) appreciation on investments	(4,541)	27,403	(94,668)	(18,011)	59,873

Net realized and unrealized gain on investments	25,165	7,490	147,591	481,519	411,485

Increase in net assets resulting from operations	19,926	104,140	131,684	441,039	412,671

Accumulation unit transactions:
Participant deposits	—	4,743	5,448	7,083	2,281
Transfers between investment sub-accounts and general account, net	—	—	—	(145,419)	—
Transfers between investment subaccounts, net	(7,214)	337,523	(1,632)	(44,334)	222,249
Net surrenders and lapses	(86,334)	(274,383)	(452,924)	(191,502)	(453,257)
Contract benefits	—	(914)	—	—	(19,292)
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(17)	(522)	(89)	(521)	(765)
Other	(596)	45	1,020	208	(8,295)

Total net accumulation unit transactions	(94,161)	66,492	(448,177)	(374,485)	(257,079)

(Decrease) increase in net assets	(74,235)	170,632	(316,493)	66,554	155,592

Net assets, beginning of period	$395,211	$2,335,097	$1,207,016	$3,005,958	$3,490,673

Net assets, end of period	$320,976	$2,505,729	$890,523	$3,072,512	$3,646,265

(2) On July 28, 2025, the Neuberger Berman Trust Sustainable Equity Portfolio was renamed to the Neuberger Berman Quality Equity Portfolio Class I.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	T Rowe Price Health Sciences Portfolio	T Rowe Price Mid Cap Growth II	T Rowe Price Moderate Allocation	Touchstone TVST Balanced	Touchstone TVST Bond
Net investment (loss) gain	$(11,300)	$(662)	$817	$18,029	$119,367

Realized and unrealized gain (loss) on investments
Capital gains distributions	26,855	6,883	6,237	119,243	—

Net realized (loss) gain from shares sold	(3,449)	(50)	11,006	301,780	(41,382)

Net unrealized appreciation (depreciation) on investments	92,448	(5,038)	2,282	123,445	181,315

Net realized and unrealized gain on investments	115,854	1,795	19,525	544,468	139,933

Increase in net assets resulting from operations	104,554	1,133	20,342	562,497	259,300

Accumulation unit transactions:
Participant deposits	859	100	360	12,675	9,958
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	(8,142)	2,623	(1,959)	116,023	277,749
Net surrenders and lapses	(325,015)	—	(152,135)	(587,899)	(350,423)
Contract benefits	(16,551)	—	—	(523,605)	(35,739)
Loan collateral interest received	—	—	—	—	276
Transfers for policy loans	—	—	—	—	23,245
Contract charges	(559)	(7)	(551)	(1,923)	(1,339)
Other	(707)	—	1	(815)	558

Total net accumulation unit transactions	(350,115)	2,716	(154,284)	(985,544)	(75,715)

(Decrease) increase in net assets	(245,561)	3,849	(133,942)	(423,047)	183,585

Net assets, beginning of period	$919,664	$46,085	$274,036	$5,012,307	$4,284,292

Net assets, end of period	$674,103	$49,934	$140,094	$4,589,260	$4,467,877

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

	Touchstone TVST Common Stock	Touchstone TVST Small Company	Van Eck VIPT Emerging Markets	Van Eck VIPT Emerging Markets II	Van Eck VIPT Global Resources Fund
Net investment (loss) gain	$(101,644)	$(144,310)	$(5,985)	$(215)	$8,923

Realized and unrealized gain (loss) on investments
Capital gains distributions	1,683,727	1,579,409	—	—	—

Net realized gain (loss) from shares sold	759,508	332,467	(58,120)	(859)	34,129

Net unrealized (depreciation) appreciation on investments	(552,908)	(696,317)	281,524	6,986	193,131

Net realized and unrealized gain on investments	1,890,327	1,215,559	223,404	6,127	227,260

Increase in net assets resulting from operations	1,788,683	1,071,249	217,419	5,912	236,183

Accumulation unit transactions:
Participant deposits	22,420	13,093	303	—	303
Transfers between investment sub-accounts and general account, net	(6,092)	(22,362)	—	—	—
Transfers between investment subaccounts, net	(237,330)	221,133	6,757	(3,629)	19,388
Net surrenders and lapses	(1,091,262)	(3,854,882)	(105,442)	—	(45,058)
Contract benefits	(297,669)	(283,530)	(5,884)	—	(5,722)
Loan collateral interest received	—	19	—	—	—
Transfers for policy loans	(9)	436	—	—	—
Contract charges	(3,617)	(4,807)	(172)	(3)	(77)
Other	1,127	(144,704)	276	8	(101)

Total net accumulation unit transactions	(1,612,432)	(4,075,604)	(104,162)	(3,624)	(31,267)

Increase (decrease) in net assets	176,251	(3,004,355)	113,257	2,288	204,916

Net assets, beginning of period	$12,068,532	$15,077,224	$796,030	$20,590	$682,001

Net assets, end of period	$12,244,783	$12,072,869	$909,287	$22,878	$886,917

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2025

Van Eck VIPT Unconstrained Emerging Markets
Net investment gain	$35,372

Realized and unrealized gain (loss) on investments
Capital gains distributions	—

Net realized loss from shares sold	(4,276)

Net unrealized appreciation on investments	111,631

Net realized and unrealized gain on investments	107,355

Increase in net assets resulting from operations	142,727

Accumulation unit transactions:
Participant deposits	2,605
Transfers between investment sub-accounts and general account, net	—
Transfers between investment subaccounts, net	31,945
Net surrenders and lapses	(42,035)
Contract benefits	(413)
Loan collateral interest received	—
Transfers for policy loans	—
Contract charges	(83)
Other	240

Total net accumulation unit transactions	(7,741)

Increase in net assets	134,986

Net assets, beginning of period	$843,696

Net assets, end of period	$978,682

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	AB VPS Balanced Hedged Allocation Portfolio	AB VPS Discovery Value Portfolio Class A	AB VPS Discovery Value Portfolio Class B	AB VPS International Value B Portfolio	AB VPS International Value Fund
Net investment gain (loss)	$286	$(8,552)	$(196)	$160	$23,736

Realized and unrealized gain (loss) on investments
Capital gains distributions	1,565	74,966	2,303	—	—

Net realized (loss) gain from shares sold	(212)	(29,025)	3,756	(16)	26,955

Net unrealized appreciation (depreciation) on investments	3,418	96,907	(1,942)	397	20,858

Net realized and unrealized gain on investments	4,771	142,848	4,117	381	47,813

Increase in net assets resulting from operations	5,057	134,296	3,921	541	71,549

Accumulation unit transactions:
Participant deposits	—	1,445	—	—	1,796
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	1,547	6,672	—	—	118,058
Net surrenders and lapses	—	(397,749)	(42,587)	(1,486)	(228,583)
Contract benefits	—	(6,951)	—	—	(6,864)
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(3)	(130)	—	—	(228)
Other	1	605	(237)	1	60

Total net accumulation unit transactions	1,545	(396,108)	(42,824)	(1,485)	(115,761)

Increase (decrease) in net assets	6,602	(261,812)	(38,903)	(944)	(44,212)

Net assets, beginning of period	$72,409	$1,602,283	$43,384	$18,046	$1,888,575

Net assets, end of period	$79,011	$1,340,471	$4,481	$17,102	$1,844,363

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	AB VPS Relative Value Portfolio	AB VPS Sustainable International Thematic Portfolio (1)	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Small Cap Growth Fund
Net investment gain (loss)	$19	$(506)	$(23,576)	$(122,058)	$(9,764)

Realized and unrealized gain (loss) on investments
Capital gains distributions	1,226	—	—	—	—

Net realized gain (loss) from shares sold	140	(25,194)	76,487	368,467	(618)

Net unrealized appreciation on investments	2,427	24,027	575,453	2,729,381	76,130

Net realized and unrealized gain (loss) on investments	3,793	(1,167)	651,940	3,097,848	75,512

Increase (decrease) in net assets resulting from operations	3,812	(1,673)	628,364	2,975,790	65,748

Accumulation unit transactions:
Participant deposits	126	—	150	4,055	330
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	(690)	(124,786)	52,912	(549,895)	13,585
Net surrenders and lapses	(1,790)	(1,585)	(232,602)	(720,756)	(63,614)
Contract benefits	—	—	—	(72,025)	(14,983)
Loan collateral interest received	—	—	13	—	—
Transfers for policy loans	—	—	(36)	—	—
Contract charges	(57)	(5)	(1,306)	(2,411)	(555)
Other	9	47	(3,264)	(130)	(266)

Total net accumulation unit transactions	(2,402)	(126,329)	(184,133)	(1,341,162)	(65,503)

Increase (decrease) in net assets	1,410	(128,002)	444,231	1,634,628	245

Net assets, beginning of period	$32,962	$128,002	$1,355,844	$7,910,770	$903,357

Net assets, end of period	$34,372	$—	$1,800,075	$9,545,398	$903,602

(1)  On April 16, 2024, the AB VPS Sustainable International Thematic Portfolio was liquidated.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	Allspring VT Discovery SMID Cap Growth Fund	Allspring VT Opportunity Fund	American Century VP Capital Appreciation Fund (2)	American Century VP Disciplined Core Value Fund (3)	American Century VP Growth (4)
Net investment loss	$(31,627)	$(28,580)	$(85)	$(1,746)	$(1,262)

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	211,426	658	—	32,553

Net realized (loss) gain from shares sold	(104,408)	21,863	2,210	(205,770)	85,199

Net unrealized appreciation (depreciation) on investments	496,554	58,975	(1,415)	313,144	(81,500)

Net realized and unrealized gain on investments	392,146	292,264	1,453	107,374	36,252

Increase in net assets resulting from operations	360,519	263,684	1,368	105,628	34,990

Accumulation unit transactions:
Participant deposits	1,250	200	—	43	—
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	48,155	18,455	(19,123)	(1,910,605)	(382,611)
Net surrenders and lapses	(424,398)	(95,560)	—	(62,076)	(30,238)
Contract benefits	(31,594)	(39,079)	—	—	—
Loan collateral interest received	13	—	—	6	—
Transfers for policy loans	(23)	(8)	—	(9)	—
Contract charges	(727)	(2,306)	—	(210)	—
Other	(2,904)	424	—	(788)	—

Total net accumulation unit transactions	(410,228)	(117,874)	(19,123)	(1,973,639)	(412,849)

(Decrease) increase in net assets	(49,709)	145,810	(17,755)	(1,868,011)	(377,859)

Net assets, beginning of period	$2,099,338	$2,001,492	$17,755	$1,868,011	$377,859

Net assets, end of period	$2,049,629	$2,147,302	$—	$—	$—

(2) On April 26, 2024, the American Century VP Capital Appreciation Fund merged into Lincoln LVIP American Century Capital Appreciation Fund.

(3) On April 26, 2024, the American Century VP Disciplined Core Value Fund merged into Lincoln LVIP American Century Disciplined Core Value Fund.

(4) On March 26, 2024, the American Century VP Growth was liquidated.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	American Century VP Inflation Protection Portfolio (5)	American Century VP International Portfolio (6)	American Century VP Large Company Value (7)	American Century VP Ultra Class 2 (8)	American Century VP Ultra Portfolio (9)
Net investment gain (loss)	$281	$13,999	$61	$(1,932)	$(721)

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	—	642	32,215	7,893

Net realized (loss) gain from shares sold	(64,705)	12,050	10,697	103,024	26,247

Net unrealized appreciation (depreciation) on investments	53,020	16,531	(9,454)	(103,650)	(18,262)

Net realized and unrealized (loss) gain on investments	(11,685)	28,581	1,885	31,589	15,878

Decrease (increase) in net assets resulting from operations	(11,404)	42,580	1,946	29,657	15,157

Accumulation unit transactions:
Participant deposits	548	1,908	—	—	13
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	(532,592)	(2,454,965)	(59,948)	(423,100)	(170,036)
Net surrenders and lapses	(41,020)	(170,010)	—	(33,683)	(25,904)
Contract benefits	—	—	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(106)	(130)	—	—	(5)
Other	9	(14)	—	—	44

Total net accumulation unit transactions	(573,161)	(2,623,211)	(59,948)	(456,783)	(195,888)

Decrease in net assets	(584,565)	(2,580,631)	(58,002)	(427,126)	(180,731)

Net assets, beginning of period	$584,565	$2,580,631	$58,002	$427,126	$180,731

Net assets, end of period	$—	$—	$—	$—	$—

(5) On April 26, 2024, the American Century VP Inflation Protection Portfolio merged into Lincoln LVIP American Century Inflation Protection Fund.

(6) On April 26, 2024, the American Century VP International Portfolio merged into Lincoln LVIP American Century International Fund.

(7) On April 26, 2024, the American Century VP Large Company Value Fund merged into Lincoln LVIP American Century Large Company Value Fund.

(8) On April 26, 2024, the American Century VP Ultra Class 2 merged into Lincoln LVIP American Century Ultra Class 2 Fund.

(9) On April 26, 2024, the American Century VP Ultra Portfolio merged into Lincoln LVIP American Century Ultra Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	American Century VP Value Class 2 (10)	American Century VP Value Portfolio (11)	American Funds AFIS American High-Income Trust	American Funds AFIS Asset Allocation Fund	American Funds AFIS Capital World Bond Fund
Net investment gain	$36	$5,918	$2,226	$398	$60

Realized and unrealized gain (loss) on investments
Capital gains distributions	847	119,433	—	3,840	—

Net realized gain (loss) from shares sold	994	311,710	(353)	2,303	(157)

Net unrealized (depreciation) appreciation on investments	(1,505)	(383,732)	1,952	5,822	(520)

Net realized and unrealized gain (loss) on investments	336	47,411	1,599	11,965	(677)

Increase (decrease) in net assets resulting from operations	372	53,329	3,825	12,363	(617)

Accumulation unit transactions:
Participant deposits	—	3,437	—	480	—
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	(17,449)	(2,420,208)	69	1,715	—
Net surrenders and lapses	—	(30,884)	(2,104)	(25,542)	(443)
Contract benefits	—	—	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	(14)	—	—	—
Contract charges	(8)	(349)	(6)	(18)	—
Other	—	(29)	—	(3)	(1)

Total net accumulation unit transactions	(17,457)	(2,448,047)	(2,041)	(23,368)	(444)

(Decrease) increase in net assets	(17,085)	(2,394,718)	1,784	(11,005)	(1,061)

Net assets, beginning of period	$17,085	$2,394,718	$50,271	$98,676	$13,247

Net assets, end of period	$—	$—	$52,055	$87,671	$12,186

(10) On April 26, 2024, the American Century VP Value Class 2 merged into Lincoln LVIP American Century Value Fund.

(11) On April 26, 2024, the American Century VP Value Portfolio merged into Lincoln LVIP American Century Value Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	American Funds AFIS Capital World Growth & Income Fund	American Funds AFIS Global Small Capitalization Fund	American Funds AFIS Growth-Income Fund	American Funds AFIS New World Fund	Blackrock Advantage SMID Cap V.I. Fund
Net investment gain (loss)	$65	$(181)	$(885)	$(15)	$8

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	1,185	8,303	18	—

Net realized gain (loss) from shares sold	1,627	(889)	7,604	295	(110)

Net unrealized appreciation (depreciation) on investments	8,541	107	20,279	(27)	1,241

Net realized and unrealized gain on investments	10,168	403	36,186	286	1,131

Increase in net assets resulting from operations	10,233	222	35,301	271	1,139

Accumulation unit transactions:
Participant deposits	25	25	50	240	—
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	4,201	(171)	584	88	—
Net surrenders and lapses	(16,073)	(323)	(25,119)	(1,944)	—
Contract benefits	—	—	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	—	(6)	(8)	(3)	—
Other	1	(1)	1	—	—

Total net accumulation unit transactions	(11,846)	(476)	(24,492)	(1,619)	—

(Decrease) increase in net assets	(1,613)	(254)	10,809	(1,348)	1,139

Net assets, beginning of period	$89,449	$32,175	$164,691	$4,371	$11,228

Net assets, end of period	$87,836	$31,921	$175,500	$3,023	$12,367

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	Blackrock Equity Dividend V.I. Fund	Blackrock Government Money Market V.I. Fund	BNY Mellon Appreciation Portfolio	BNY Mellon VIF Small Cap Portfolio (12)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Net investment gain (loss)	$2,252	$31,008	$(2,420)	$(934)	$(2,466)

Realized and unrealized gain (loss) on investments
Capital gains distributions	19,146	—	17,820	—	1,704

Net realized (loss) gain from shares sold	(2,337)	—	(751)	(2,950)	8,081

Net unrealized appreciation on investments	3,179	—	11,373	7,413	48,455

Net realized and unrealized gain on investments	19,988	—	28,442	4,463	58,240

Increase in net assets resulting from operations	22,240	31,008	26,022	3,529	55,774

Accumulation unit transactions:
Participant deposits	—	—	1,470	—	—
Transfers between investment sub-accounts and general account, net	—	523,341	—	—	—
Transfers between investment subaccounts, net	50	483,891	(1,737)	1,355	1,705
Net surrenders and lapses	(48,107)	(533,221)	(13,928)	(9,906)	(776)
Contract benefits	—	—	—	—	(7,525)
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(3)	(41)	(146)	(223)	(12)
Other	1	(50)	—	1	(1)

Total net accumulation unit transactions	(48,059)	473,920	(14,341)	(8,773)	(6,609)

(Decrease) increase in net assets	(25,819)	504,928	11,681	(5,244)	49,165

Net assets, beginning of period	$275,978	$650,600	$234,119	$139,413	$239,226

Net assets, end of period	$250,159	$1,155,528	$245,800	$134,169	$288,391

(12) On December 31, 2025, the BNY Mellon Opportunistic Small Cap Portfolio was renamed to the BNY Mellon VIF Small Cap Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	DWS CROCI® U.S. VIP (13)	DWS Small Cap Index Fund	DWS Small Mid Cap Value Portfolio	Fidelity VIP Contrafund Class 2 Portfolio	Fidelity VIP Contrafund Initial Class
Net investment gain (loss)	$865	$(72)	$(6,613)	$(101,259)	$(4,582)

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	815	51,948	929,039	30,687

Net realized gain (loss) from shares sold	26,635	(87)	(13,707)	859,254	71,488

Net unrealized (depreciation) appreciation on investments	(14,614)	2,002	14,079	562,671	(3,293)

Net realized and unrealized gain on investments	12,021	2,730	52,320	2,350,964	98,882

Increase in net assets resulting from operations	12,886	2,658	45,707	2,249,705	94,300

Accumulation unit transactions:
Participant deposits	124	—	1,406	4,745	1,100
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	(159,509)	634	39,842	(432,877)	(13,371)
Net surrenders and lapses	—	—	(97,240)	(1,036,853)	(133,069)
Contract benefits	—	—	—	(75,892)	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(9)	(55)	(200)	(4,109)	(14)
Other	(97)	97	98	(1,351)	(945)

Total net accumulation unit transactions	(159,491)	676	(56,094)	(1,546,337)	(146,299)

(Decrease) increase in net assets	(146,605)	3,334	(10,387)	703,368	(51,999)

Net assets, beginning of period	$146,605	$28,115	$1,093,022	$7,406,383	$312,436

Net assets, end of period	$—	$31,449	$1,082,635	$8,109,751	$260,437

(13) On June 17, 2024, the DWS CROCI® US VIP was liquidated.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	Fidelity VIP Disciplined Small Cap Fund	Fidelity VIP Dynamic Capital Appreciation Fund	Fidelity VIP Equity Income Portfolio	Fidelity VIP Freedom Income	Fidelity VIP Government Money Market Portfolio
Net investment (loss) gain	$(1,516)	$(5,014)	$9,360	$1,483	$120,913

Realized and unrealized gain (loss) on investments
Capital gains distributions	1,537	16,247	232,636	45	—

Net realized gain (loss) from shares sold	3,428	5,329	350,871	(34)	—

Net unrealized appreciation (depreciation) on investments	34,187	59,085	(7,615)	467	—

Net realized and unrealized gain on investments	39,152	80,661	575,892	478	—

Increase in net assets resulting from operations	37,636	75,647	585,252	1,961	120,913

Accumulation unit transactions:
Participant deposits	—	—	3,710	—	2,989
Transfers between investment sub-accounts and general account, net	—	—	—	—	209,033
Transfers between investment subaccounts, net	(488)	(375)	(22,164)	7,790	1,205,326
Net surrenders and lapses	(42,901)	(27,615)	(984,942)	(564)	(1,544,654)
Contract benefits	—	—	(100,734)	—	(37,806)
Loan collateral interest received	—	—	—	—	199
Transfers for policy loans	—	—	—	—	(458)
Contract charges	—	(24)	(1,851)	—	(2,652)
Other	1	—	2,411	1	(13)

Total net accumulation unit transactions	(43,388)	(28,014)	(1,103,570)	7,227	(168,036)

(Decrease) increase in net assets	(5,752)	47,633	(518,318)	9,188	(47,123)

Net assets, beginning of period	$278,531	$344,770	$4,253,155	$63,812	$3,383,959

Net assets, end of period	$272,779	$392,403	$3,734,837	$73,000	$3,336,836

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	Fidelity VIP Growth Opportunities Fund	Fidelity VIP Growth Portfolio	Fidelity VIP High Income Portfolio	Fidelity VIP Index 500 II Portfolio	Fidelity VIP Index 500 Initial Class
Net investment (loss) gain	$(3,081)	$(116,050)	$72,965	$(19,204)	$(4,981)

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	1,808,479	—	6,828	551

Net realized gain (loss) from shares sold	14,782	462,090	(17,490)	1,370,430	94,643

Net unrealized appreciation (depreciation) on investments	55,794	(133,920)	58,795	1,070,249	139,559

Net realized and unrealized gain on investments	70,576	2,136,649	41,305	2,447,507	234,753

Increase in net assets resulting from operations	67,495	2,020,599	114,270	2,428,303	229,772

Accumulation unit transactions:
Participant deposits	—	2,964	1,447	11,877	1,340
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	(10,629)	(315,145)	53,043	(215,932)	(4,160)
Net surrenders and lapses	(24,786)	(304,392)	(105,104)	(1,381,239)	(391,113)
Contract benefits	—	(65,730)	(21,775)	(316,265)	—
Loan collateral interest received	—	—	26	6	—
Transfers for policy loans	—	—	(23)	(13)	—
Contract charges	(6)	(1,782)	(1,006)	(2,992)	(6)
Other	(149)	(575)	86	(1,205)	(594)

Total net accumulation unit transactions	(35,570)	(684,660)	(73,306)	(1,905,763)	(394,533)

Increase (decrease) in net assets	31,925	1,335,939	40,964	522,540	(164,761)

Net assets, beginning of period	$194,431	$7,262,238	$1,570,101	$11,186,850	$1,104,007

Net assets, end of period	$226,356	$8,598,177	$1,611,065	$11,709,390	$939,246

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	Fidelity VIP Investment Grade Bond Portfolio	Fidelity VIP Mid Cap Class 2 Portfolio	Fidelity VIP Mid Cap Service Class	Fidelity VIP Overseas Portfolio	Fidelity VIP Real Estate Portfolio
Net investment gain (loss)	$47,322	$(22,245)	$(4,073)	$3,242	$582

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	295,080	51,573	81,358	—

Net realized (loss) gain from shares sold	(33,610)	70,114	2,509	95,643	(1,110)

Net unrealized (depreciation) appreciation on investments	(5,376)	29,132	4,846	(105,915)	9,363

Net realized and unrealized (loss) gain on investments	(38,986)	394,326	58,928	71,086	8,253

Increase in net assets resulting from operations	8,336	372,081	54,855	74,328	8,835

Accumulation unit transactions:
Participant deposits	1,676	1,821	120	1,294	120
Transfers between investment sub-accounts and general account, net	—	—	—	—	1
Transfers between investment subaccounts, net	188,180	(192,049)	3,144	34,834	18
Net surrenders and lapses	(165,913)	(256,982)	(33,981)	(225,808)	(74,023)
Contract benefits	(42,423)	—	—	(25,353)	—
Loan collateral interest received	13	—	—	—	—
Transfers for policy loans	(11)	—	—	—	—
Contract charges	(836)	(1,050)	(2)	(913)	(12)
Other	631	(621)	(1)	261	(104)

Total net accumulation unit transactions	(18,683)	(448,881)	(30,720)	(215,685)	(74,000)

(Decrease) increase in net assets	(10,347)	(76,800)	24,135	(141,357)	(65,165)

Net assets, beginning of period	$2,269,956	$2,390,665	$368,576	$1,863,237	$104,325

Net assets, end of period	$2,259,609	$2,313,865	$392,711	$1,721,880	$39,160

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	Fidelity VIP Value Strategies Portfolio	Franklin Templeton VIP Allocation	Franklin Templeton VIP Developing Market	Franklin Templeton VIP Foreign Securities	Franklin Templeton VIP Global Bond
Net investment (loss) gain	$(935)	$24	$1,001	$9,773	$(292)

Realized and unrealized gain (loss) on investments
Capital gains distributions	11,268	—	307	—	—

Net realized gain (loss) from shares sold	7,970	(22)	(451)	7,204	(228)

Net unrealized (depreciation) appreciation on investments	(7,632)	358	1,911	(36,681)	(2,283)

Net realized and unrealized gain (loss) on investments	11,606	336	1,767	(29,477)	(2,511)

Increase (decrease) in net assets resulting from operations	10,671	360	2,768	(19,704)	(2,803)

Accumulation unit transactions:
Participant deposits	—	—	—	2,794	—
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	(86,189)	—	350	40,979	—
Net surrenders and lapses	(33)	—	(7,250)	(94,325)	(413)
Contract benefits	—	—	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(130)	—	—	(439)	—
Other	(282)	(1)	7	(207)	(1)

Total net accumulation unit transactions	(86,634)	(1)	(6,893)	(51,198)	(414)

(Decrease) increase in net assets	(75,963)	359	(4,125)	(70,902)	(3,217)

Net assets, beginning of period	$148,548	$4,870	$38,958	$977,536	$22,314

Net assets, end of period	$72,585	$5,229	$34,833	$906,634	$19,097

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	Franklin Templeton VIP Global Discovery Securities	Franklin Templeton VIP Global Real Estate	Franklin Templeton VIP Mutual Shares Securities	Franklin Templeton VIP Rising Dividends	Franklin Templeton VIP Small Cap Value
Net investment gain (loss)	$4,560	$1,258	$2,991	$(825)	$(1,389)

Realized and unrealized gain (loss) on investments
Capital gains distributions	57,669	—	10,409	8,880	6,669

Net realized gain (loss) from shares sold	18,598	(10,074)	(2,577)	(353)	8,029

Net unrealized (depreciation) appreciation on investments	(44,115)	4,096	34,762	8,192	15,023

Net realized and unrealized gain (loss) on investments	32,152	(5,978)	42,594	16,719	29,721

Increase (decrease) in net assets resulting from operations	36,712	(4,720)	45,585	15,894	28,332

Accumulation unit transactions:
Participant deposits	400	552	733	1,890	360
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	23,336	17,011	1,154	10,806	(1,114)
Net surrenders and lapses	(510,056)	(25,992)	(9,958)	(11,093)	(32,519)
Contract benefits	—	—	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(349)	(172)	(449)	(10)	(77)
Other	2,467	17	6	—	(17)

Total net accumulation unit transactions	(484,202)	(8,584)	(8,514)	1,593	(33,367)

(Decrease) increase in net assets	(447,490)	(13,304)	37,071	17,487	(5,035)

Net assets, beginning of period	$796,360	$298,044	$470,353	$166,526	$289,564

Net assets, end of period	$348,870	$284,740	$507,424	$184,013	$284,529

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	Franklin Templeton VIP Small- Midcap Growth II	Franklin Templeton VIP Small- Midcap Growth IV	Franklin Templeton VIP US Government	Goldman Sachs VIT Growth Opportunities Fund Service Class	Goldman Sachs VIT Small Cap Equity Insights Fund Service Class
Net investment (loss) gain	$(5,161)	$(806)	$4,035	$(307)	$(378)

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	—	—	2,714	5,096

Net realized (loss) gain from shares sold	(5,173)	(14,327)	(14,587)	17	(33)

Net unrealized appreciation on investments	43,608	19,387	10,017	1,381	4,927

Net realized and unrealized gain (loss) on investments	38,435	5,060	(4,570)	4,112	9,990

Increase (decrease) in net assets resulting from operations	33,274	4,254	(535)	3,805	9,612

Accumulation unit transactions:
Participant deposits	—	—	180	—	—
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	21,868	1,284	5,739	—	(1,206)
Net surrenders and lapses	(16,457)	(61,733)	(66,488)	—	—
Contract benefits	—	—	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(30)	—	(116)	(2)	(21)
Other	19	1	2	(1)	(1)

Total net accumulation unit transactions	5,400	(60,448)	(60,683)	(3)	(1,228)

Increase (decrease) in net assets	38,674	(56,194)	(61,218)	3,802	8,384

Net assets, beginning of period	$359,606	$74,436	$291,088	$20,446	$55,856

Net assets, end of period	$398,280	$18,242	$229,870	$24,248	$64,240

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	Invesco I.O. V.I. Conservative Balanced Fund (14)	Invesco I.O. V.I. Global Strategic Income Fund	Invesco I.O. V.I. Main Street Small Cap Fund	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Discovery Mid Cap Growth Fund II
Net investment gain (loss)	$1,405	$4,604	$(1,056)	$(4,739)	$(930)

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	—	2,825	—	—

Net realized (loss) gain from shares sold	(6,384)	(13,294)	291	128	(611)

Net unrealized appreciation on investments	6,455	13,248	5,457	73,183	14,741

Net realized and unrealized gain (loss) on investments	71	(46)	8,573	73,311	14,130

Increase in net assets resulting from operations	1,476	4,558	7,517	68,572	13,200

Accumulation unit transactions:
Participant deposits	—	—	—	—	—
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	(65,391)	6,700	(358)	(7,464)	(613)
Net surrenders and lapses	(2,523)	(84,991)	—	(31,521)	(16,099)
Contract benefits	—	—	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(49)	(417)	(6)	(130)	—
Other	(189)	15	191	(4)	31

Total net accumulation unit transactions	(68,152)	(78,693)	(173)	(39,119)	(16,681)

(Decrease) increase in net assets	(66,676)	(74,135)	7,344	29,453	(3,481)

Net assets, beginning of period	$66,676	$368,138	$71,328	$316,416	$62,357

Net assets, end of period	$—	$294,003	$78,672	$345,869	$58,876

(14) On April 26, 2024, the Invesco I.O.V.I Conservative Balanced Fund was merged into Invesco V.I. Equity and Income Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Equity & Income Fund (14)	Invesco V.I. Government Securities Fund	Invesco V.I. Health Care Fund	Invesco V.I. High Yield Fund
Net investment gain (loss)	$158	$336	$328	$(16,386)	$1,338

Realized and unrealized gain (loss) on investments
Capital gains distributions	1,939	2,386	—	—	—

Net realized (loss) gain from shares sold	(7)	275	(160)	15,158	(219)

Net unrealized appreciation (depreciation) on investments	2,699	1,203	(151)	36,532	796

Net realized and unrealized gain (loss) on investments	4,631	3,864	(311)	51,690	577

Increase in net assets resulting from operations	4,789	4,200	17	35,304	1,915

Accumulation unit transactions:
Participant deposits	—	—	2,200	540	—
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	3,666	72,758	473	41,974	—
Net surrenders and lapses	—	(28,496)	(956)	(110,769)	(1,147)
Contract benefits	—	—	—	(7,220)	—
Loan collateral interest received	—	—	—	13	—
Transfers for policy loans	—	—	—	(18)	—
Contract charges	(3)	(10)	(10)	(301)	—
Other	—	11	—	12	1

Total net accumulation unit transactions	3,663	44,263	1,707	(75,769)	(1,146)

Increase (decrease) in net assets	8,452	48,463	1,724	(40,465)	769

Net assets, beginning of period	$40,265	$12,561	$32,426	$1,111,739	$32,271

Net assets, end of period	$48,717	$61,024	$34,150	$1,071,274	$33,040

(14) On April 26, 2024, the Invesco I.O.V.I Conservative Balanced Fund was renamed to Invesco V.I. Equity and Income Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	Invesco V.I. International Growth Fund	Invesco V.I. Technology Fund	LVIP American Century Capital Appreciation Fund (2)	LVIP American Century Disciplined Core Value Fund (3)	LVIP American Century Inflation Protection Fund (5)
Net investment gain (loss)	$22	$(13,564)	$(193)	$(614)	$12,976

Realized and unrealized gain (loss) on investments
Capital gains distributions	77	44,520	581	—	—

Net realized (loss) gain from shares sold	(22)	(6,986)	47	9,316	1,486

Net unrealized (depreciation) appreciation on investments	(234)	250,006	2,277	91,246	(1,305)

Net realized and unrealized (loss) gain on investments	(179)	287,540	2,905	100,562	181

Decrease (increase) in net assets resulting from operations	(157)	273,976	2,712	99,948	13,157

Accumulation unit transactions:
Participant deposits	—	100	—	110	1,096
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	229	73,048	18,782	1,893,464	553,847
Net surrenders and lapses	—	(55,939)	—	(240,656)	(53,444)
Contract benefits	—	—	—	—	(15,726)
Loan collateral interest received	—	26	—	—	—
Transfers for policy loans	—	(49)	—	—	—
Contract charges	(3)	(417)	—	(332)	(228)
Other	—	(2,944)	—	13	40

Total net accumulation unit transactions	226	13,825	18,782	1,652,599	485,585

Increase in net assets	69	287,801	21,494	1,752,547	498,742

Net assets, beginning of period	$13,925	$813,880	$—	$—	$—

Net assets, end of period	$13,994	$1,101,681	$21,494	$1,752,547	$498,742

(2) On April 26, 2024, the American Century VP Capital Appreciation Fund merged into Lincoln LVIP American Century Capital Appreciation Fund.

(3) On April 26, 2024, the American Century VP Disciplined Core Value Fund merged into Lincoln LVIP American Century Disciplined Core Value Fund. On May 1, 2026, the LVIP American Century Disciplined Core Value Fund will be renamed to the LVIP Avantis Large Cap Value Fund.

(5) On April 26, 2024, the American Century VP Inflation Protection Portfolio merged into Lincoln LVIP American Century Inflation Protection Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	LVIP American Century International Fund (6)	LVIP American Century Large Company Value Fund (7)	LVIP American Century Ultra Class 2 (8)	LVIP American Century Ultra Portfolio (9)	LVIP American Century Value Fund (11)
Net investment (loss) gain	$(7,522)	$577	$(4,453)	$(530)	$31,792

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	467	5,719	489	22,551

Net realized gain from shares sold	3,597	29	1,105	7,318	13,952

Net unrealized (depreciation) appreciation on investments	(12,991)	2,188	74,474	13,452	70,108

Net realized and unrealized (loss) gain on investments	(9,394)	2,684	81,298	21,259	106,611

Decrease (increase) in net assets resulting from operations	(16,916)	3,261	76,845	20,729	138,403

Accumulation unit transactions:
Participant deposits	1,911	—	—	20	1,925
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	2,599,135	59,948	421,685	39,924	2,503,598
Net surrenders and lapses	(93,470)	—	(2,610)	(9,683)	(262,067)
Contract benefits	(7,021)	—	—	—	(64,852)
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(332)	—	—	(24)	(838)
Other	6,829	—	(1)	(6,766)	1,569

Total net accumulation unit transactions	2,507,052	59,948	419,074	23,471	2,179,335

Increase in net assets	2,490,136	63,209	495,919	44,200	2,317,738

Net assets, beginning of period	$—	$—	$—	$—	$—

Net assets, end of period	$2,490,136	$63,209	$495,919	$44,200	$2,317,738

(6) On April 26, 2024, the American Century VP International Portfolio merged into Lincoln LVIP American Century International Fund.

(7) On April 26, 2024, the American Century VP Large Company Value Fund merged into Lincoln LVIP American Century Large Company Value Fund.

(8) On April 26, 2024, the American Century VP Ultra Class 2 merged into Lincoln LVIP American Century Ultra Class 2 Fund.

(9) On April 26, 2024, the American Century VP Ultra Portfolio merged into Lincoln LVIP American Century Ultra Fund.

(11) On April 26, 2024, the American Century VP Value Portfolio and the American Century VP Value Class 2 merged into Lincoln LVIP American Century Value Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	LVIP JPMorgan Small Cap Core Fund - Standard Class	Neuberger Berman Trust Mid Cap Growth Class S	Neuberger Berman Trust Mid Cap Growth Portfolio	Neuberger Berman Trust Short Duration Bond Portfolio	Neuberger Berman Quality Equity Portfolio Class I (15)
Net investment (loss) gain	$(4,968)	$(4,538)	$(8,107)	$96,568	$(14,007)

Realized and unrealized gain (loss) on investments
Capital gains distributions	11,752	20,803	32,266	—	57,628

Net realized gain (loss) from shares sold	49,284	8,930	46,816	(17,529)	45,887

Net unrealized appreciation on investments	28,616	39,076	61,141	24,921	164,144

Net realized and unrealized gain on investments	89,652	68,809	140,223	7,392	267,659

Increase in net assets resulting from operations	84,684	64,271	132,116	103,960	253,652

Accumulation unit transactions:
Participant deposits	750	2,189	—	5,085	1,561
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	11,979	(16,942)	(16,606)	134,196	(7,325)
Net surrenders and lapses	(220,786)	(14,209)	(256,748)	(204,220)	(114,816)
Contract benefits	—	—	—	(9,228)	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	(6)	—	—	—	—
Contract charges	(241)	(126)	(43)	(622)	(217)
Other	(827)	(1)	(1,940)	5	(200)

Total net accumulation unit transactions	(209,131)	(29,089)	(275,337)	(74,784)	(120,997)

(Decrease) increase in net assets	(124,447)	35,182	(143,221)	29,176	132,655

Net assets, beginning of period	$779,298	$299,045	$538,432	$2,305,921	$1,074,361

Net assets, end of period	$654,851	$334,227	$395,211	$2,335,097	$1,207,016

(15) On July 28, 2025, the Neuberger Berman Trust Sustainable Equity Portfolio was renamed to the Neuberger Berman Quality Equity Portfolio Class I.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	T Rowe Price Blue Chip Growth Portfolio	T Rowe Price Equity Income Portfolio	T Rowe Price Health Sciences Portfolio	T Rowe Price Mid Cap Growth II	T Rowe Price Moderate Allocation
Net investment (loss) gain	$(39,717)	$7,223	$(17,888)	$(693)	$2,493

Realized and unrealized gain (loss) on investments
Capital gains distributions	128,969	228,464	86,517	4,495	7,518

Net realized gain from shares sold	209,083	20,451	100,664	—	46

Net unrealized appreciation (depreciation) on investments	501,722	86,336	(151,430)	(339)	12,755

Net realized and unrealized gain on investments	839,774	335,251	35,751	4,156	20,319

Increase in net assets resulting from operations	800,057	342,474	17,863	3,463	22,812

Accumulation unit transactions:
Participant deposits	4,188	3,348	1,113	120	360
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	(136,992)	(25,673)	(62,670)	1,567	3,787
Net surrenders and lapses	(194,433)	(429,675)	(287,650)	(11,995)	(20,514)
Contract benefits	(14,214)	(14,016)	—	—	—
Loan collateral interest received	—	—	—	—	—
Transfers for policy loans	—	—	—	—	—
Contract charges	(582)	(1,334)	(866)	(7)	(569)
Other	(45)	138	(1,372)	2	1

Total net accumulation unit transactions	(342,078)	(467,212)	(351,445)	(10,313)	(16,935)

Increase (decrease) in net assets	457,979	(124,738)	(333,582)	(6,850)	5,877

Net assets, beginning of period	$2,547,979	$3,615,411	$1,253,246	$52,935	$268,159

Net assets, end of period	$3,005,958	$3,490,673	$919,664	$46,085	$274,036

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	Touchstone TVST Balanced	Touchstone TVST Bond	Touchstone TVST Common Stock	Touchstone TVST Small Company	Van Eck VIPT Emerging Markets
Net investment gain (loss)	$6,810	$168,136	$(106,473)	$(155,844)	$2,298

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	—	838,748	511,389	—

Net realized gain (loss) from shares sold	336,066	(51,198)	1,366,455	(35,114)	(85,407)

Net unrealized appreciation (depreciation) on investments	326,446	(83,002)	242,189	1,502,859	90,155

Net realized and unrealized gain (loss) on investments	662,512	(134,200)	2,447,392	1,979,134	4,748

Increase in net assets resulting from operations	669,322	33,936	2,340,919	1,823,290	7,046

Accumulation unit transactions:
Participant deposits	7,785	10,892	20,319	10,203	695
Transfers between investment sub-accounts and general account, net	—	—	—	—	—
Transfers between investment subaccounts, net	12,721	229,391	(291,216)	(92,094)	36,583
Net surrenders and lapses	(1,577,295)	(545,894)	(2,882,334)	(1,861,212)	(241,303)
Contract benefits	(153,064)	(75,878)	(220,352)	(218,603)	(1,564)
Loan collateral interest received	—	817	—	13	—
Transfers for policy loans	—	(1,472)	(8)	(42)	—
Contract charges	(2,853)	(1,548)	(4,436)	(6,519)	(185)
Other	(456)	(105)	1,373	(683)	556

Total net accumulation unit transactions	(1,713,162)	(383,797)	(3,376,654)	(2,168,937)	(205,218)

Decrease in net assets	(1,043,840)	(349,861)	(1,035,735)	(345,647)	(198,172)

Net assets, beginning of period	$6,056,147	$4,634,153	$13,104,267	$15,422,871	$994,202

Net assets, end of period	$5,012,307	$4,284,292	$12,068,532	$15,077,224	$796,030

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2024

	Van Eck VIPT Emerging Markets II	Van Eck VIPT Global Resources Fund	Van Eck VIPT Unconstrained Emerging Markets
Net investment gain	$10	$8,245	$49,000

Realized and unrealized gain (loss) on investments
Capital gains distributions	—	—	—

Net realized (loss) gain from shares sold	(216)	21,919	(870)

Net unrealized depreciation on investments	(19)	(53,039)	(36,854)

Net realized and unrealized loss on investments	(235)	(31,120)	(37,724)

Decrease (increase) in net assets resulting from operations	(225)	(22,875)	11,276

Accumulation unit transactions:
Participant deposits	—	695	1,923
Transfers between investment sub-accounts and general account, net	—	—	—
Transfers between investment subaccounts, net	1,902	82,653	33,948
Net surrenders and lapses	—	(83,973)	(55,077)
Contract benefits	—	(2,708)	(3,524)
Loan collateral interest received	—	—	—
Transfers for policy loans	—	—	—
Contract charges	(3)	(72)	(116)
Other	—	8	(6)

Total net accumulation unit transactions	1,899	(3,397)	(22,852)

Increase (decrease) in net assets	1,674	(26,272)	(11,576)

Net assets, beginning of period	$18,916	$708,273	$855,272

Net assets, end of period	$20,590	$682,001	$843,696

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 1 – NATURE OF OPERATIONS

National Variable Annuity Account II (the “Variable Account”) began operations on June 20, 1997 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (“National Life”). The Variable Account was established by National Life as a separate account to invest the net purchase payments received from the sale of certain variable annuity products. National Life allocates premiums received on individual flexible premium variable annuity contracts issued by National Life (“Contracts”), the first such Contract being known as Sentinel Advantage Variable Annuity (“SAVA”) and Sentinel Advantage Variable Annuity-5 (“SAVA 5”). The Sentinel Advantage Variable Annuity (SAVA) and Sentinel Advantage Variable Annuity-5 (SAVA-5) products provide retirement or another long-term investment purpose through investments in a variety of Investment Options during the accumulation phase. The products also offer death benefits to protect designated beneficiaries. Through the annuitization features, the products can supplement retirement income by providing a stream of income payments. The SAVA and SAVA-5 products are not available to new purchasers. Such individual variable annuity contracts will be the only type of contracts which will allocate assets to the Variable Account, although such Contracts may be sold in a variety of contexts, including to pension or profit-sharing plans and to deferred compensation plans. Equity Services, Inc., a controlled affiliate of National Life, is the principal underwriter for the variable annuity contracts issued by National Life.

The Variable Account invests the accumulated contract holder contract values in shares of mutual fund portfolios within AB VPS, Alger, Allspring VT, American Funds AFIS, Blackrock, BNY Mellon, DWS, Fidelity VIP, Franklin Templeton VIP, Goldman Sachs VIT, Invesco I.O. V.I., Invesco V.I., Lincoln LVIP American Century, LVIP JPMorgan, Neuberger Berman Trust, T Rowe Price, Touchstone TSVT and Van Eck VIPT. Net purchase payments received by the Variable Account are deposited in the portfolios as designated by the contract holder. Contract holders may also direct the allocations of their contract value to a declared interest account within the General Account of National Life and may transfer contract value between the portfolios within the Variable Account and the declared interest account. Under applicable insurance law, the assets and liabilities of National Life Variable Annuity Account II are clearly identified and distinguished from National Life Insurance Company's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any business National Life may conduct.

There are 100 active sub-accounts within the Variable Account as of December 31, 2025. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated contract holder contract values of the underlying variable annuity contracts investing in the sub-account. The portfolios consist of the following:

AB VPS Balanced Hedged Allocation Portfolio	Franklin Templeton VIP Global Real Estate
AB VPS Discovery Value Portfolio Class A	Franklin Templeton VIP Mutual Global Discovery Securities
AB VPS Discovery Value Portfolio Class B	Franklin Templeton VIP Mutual Shares Securities
AB VPS International Value B Portfolio	Franklin Templeton VIP Rising Dividends
AB VPS International Value Fund	Franklin Templeton VIP Small Cap Value
AB VPS Relative Value Portfolio	Franklin Templeton VIP Small-Midcap Growth II
Alger Capital Appreciation Fund	Franklin Templeton VIP Small-Midcap Growth IV
Alger Large Cap Growth Fund	Franklin Templeton VIP US Government
Alger Small Cap Growth Fund	Goldman Sachs VIT Growth Opportunities Fund Service Class
Allspring VT Discovery SMID Cap Growth Fund	Goldman Sachs VIT Small Cap Equity Insights Fund Service Class
Allspring VT Opportunity Fund	Invesco I.O. V.I. Global Strategic Income Fund
American Funds AFIS American High-Income Trust	Invesco I.O. V.I. Main Street Small Cap Fund

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 1 – NATURE OF OPERATIONS

American Funds AFIS Asset Allocation Fund	Invesco V.I. Discovery Mid Cap Growth Fund
American Funds AFIS Capital World Bond Fund	Invesco V.I. Discovery Mid Cap Growth Fund II
American Funds AFIS Capital World Growth & Income Fund	Invesco V.I. Diversified Dividend Fund
American Funds AFIS Global Small Capitalization Fund	Invesco V.I. Equity & Income Fund
American Funds AFIS Growth-Income Fund	Invesco V.I. Global Real Estate
American Funds AFIS New World Fund	Invesco V.I. Government Securities Fund
Blackrock Advantage SMID Cap V.I. Fund	Invesco V.I. Health Care Fund
Blackrock Equity Dividend V.I. Fund	Invesco V.I. High Yield Fund
Blackrock Global Allocation V.I. Fund	Invesco V.I. International Growth Fund
Blackrock Government Money Market V.I. Fund	Invesco V.I. Technology Fund
BNY Mellon Appreciation Portfolio	LVIP American Century Capital Appreciation Fund
BNY Mellon VIF Small Cap Portfolio	LVIP American Century Disciplined Core Value Fund
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	LVIP American Century Inflation Protection Fund
DWS Small Cap Index Fund	LVIP American Century International Fund
DWS Small Mid Cap Value Portfolio	LVIP American Century Large Company Value Fund
Fidelity VIP Contrafund Class 2 Portfolio	LVIP American Century Ultra Class 2
Fidelity VIP Contrafund Initial Class	LVIP American Century Ultra Portfolio
Fidelity VIP Disciplined Small Cap Fund	LVIP American Century Value Fund Service Class
Fidelity VIP Dynamic Capital Appreciation Fund	LVIP American Century Value Fund Standard Class II
Fidelity VIP Equity Income Portfolio	LVIP JPMorgan Small Cap Core Fund - Standard Class
Fidelity VIP Freedom Income	Neuberger Berman Trust Mid Cap Growth Class S
Fidelity VIP Government Money Market Portfolio	Neuberger Berman Trust Mid Cap Growth Portfolio
Fidelity VIP Growth Opportunities Fund	Neuberger Berman Trust Short Duration Bond Portfolio
Fidelity VIP Growth Portfolio	Neuberger Berman Quality Equity Portfolio Class I
Fidelity VIP High Income Portfolio	T Rowe Price Blue Chip Growth Portfolio
Fidelity VIP Index 500 II Portfolio	T Rowe Price Equity Income Portfolio
Fidelity VIP Index 500 Initial Class	T Rowe Price Health Sciences Portfolio
Fidelity VIP Investment Grade Bond Portfolio	T Rowe Price Mid Cap Growth II
Fidelity VIP Mid Cap Class 2 Portfolio	T Rowe Price Moderate Allocation
Fidelity VIP Mid Cap Service Class	Touchstone TVST Balanced
Fidelity VIP Overseas Portfolio	Touchstone TVST Bond
Fidelity VIP Real Estate Portfolio	Touchstone TVST Common Stock
Fidelity VIP Value Strategies Portfolio	Touchstone TVST Small Company
Franklin Templeton VIP Allocation	Van Eck VIPT Emerging Markets
Franklin Templeton VIP Developing Market	Van Eck VIPT Emerging Markets II
Franklin Templeton VIP Foreign Securities	Van Eck VIPT Global Resources Fund
Franklin Templeton VIP Global Bond	Van Eck VIPT Global Resources Fund Class S
Franklin Templeton VIP Global Discovery Securities	Van Eck VIPT Unconstrained Emerging Markets

The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

On July 28, 2025, the Neuberger Berman Trust Sustainable Equity Portfolio was renamed to the Neuberger Berman Quality Equity Portfolio Class I. On December 31, 2025, the BNY Mellon Opportunistic Small Cap Portfolio was renamed to the BNY Mellon VIF Small Cap Portfolio.

On April 16, 2024, the AB VPS Sustainable International Thematic Portfolio was liquidated. On April 26, 2024, the American Century VP Capital Appreciation Fund merged into Lincoln LVIP American Century Capital Appreciation Fund. On April 26, 2024, the American Century VP Disciplined Core Value Fund merged into Lincoln LVIP American Century Disciplined Core Value Fund. On March 26, 2024, the American Century VP Growth was liquidated. On April 26, 2024, the American Century VP Inflation Protection Portfolio merged into Lincoln LVIP American Century Inflation Protection Fund. On April 26, 2024, the American Century VP International Portfolio merged into Lincoln LVIP American Century International Fund. On April 26, 2024, the American Century VP Large Company Value Fund merged into Lincoln LVIP American Century Large Company Value Fund. On April 26, 2024, the American Century VP Ultra Class 2 merged into Lincoln LVIP American Century Ultra Class 2 Fund. On April 26, 2024, the American Century VP Ultra Portfolio merged into Lincoln LVIP American Century Ultra Fund. On April 26, 2024, the American Century VP Value Class 2 merged into Lincoln LVIP American Century Value Fund. On April 26, 2024, the American Century VP Value Portfolio merged into Lincoln LVIP American Century Value Fund. On June 17, 2024, the DWS CROCI® US VIP was liquidated. On April 26, 2024, the Invesco I.O.V.I Conservative Balanced Fund was merged into Invesco V.I. Equity and Income Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed in the preparation of the Variable Account’s financial statements:

Investment Valuation

The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 – inputs are unadjusted quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 – inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 – inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2024, none of the Variable Account investments are considered Level 3.

The Variable Account invests in registered Emutual funds managed by unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values as provided by the fund manager. The Fair Value Hierarchy level of the Variable Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. National Life's management reviews each mutual fund’s liquidity in order to determine the level at which those investments should be reported.

Investments in the portfolios are valued at the closing net asset value per share as determined by each portfolio’s administrator, and are classified under Level 1 of the three-tier hierarchy established in Accounting Standards Codification (“ASC”) 820 – Fair Value Measurement. During 2024, there were no transfers between levels. The change in the difference between cost and market value during 2024 is reflected as unrealized appreciation (depreciation) in the Statements of Operations.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2025

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold was determined using the first in, first out method.

Contract Loans

Contract holders may obtain loans as outlined in the variable annuity contract. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

Policyholder Transactions

Payments received from contract holders represent deposits under the contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contract holders may allocate contract value to the Variable Account and to the guaranteed interest account of National Life’s General Account. Transfers between the Variable Account and guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to contract holders and beneficiaries made under the terms of the contracts and amounts that contract holders have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts. Other policyholder transactions represent miscellaneous items not separately presented, which may include amounts such as settlement related market adjustments and other de minimis policyholder activity.

Federal Income Taxes

The operations of the Variable Account are part of and taxed with, the total operations of National Life, under Subchapter L of the Internal Revenue Code (IRC). Under the current provisions of the IRC, National Life does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Variable Account. Based on this, no Federal income tax provision is required. National Life will review periodically the status of this policy in the event of changes in the tax law.

Subsequent Events

National Life considers events occurring after the balance sheet date through the date of this report to be subsequent events requiring disclosure.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 3 – CHARGES AND EXPENSES

The following table describes the charges and expenses assessed when buying, owning and surrendering a contract. Such charges reimburse National Life for the insurance and other benefits provided, its assumption of mortality and expense risks, and contract administration. The mortality risk assumed is that the annuitants under the contract may die later than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the contracts may exceed expected levels.

Charges and Deductions
Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Mortality and Expense Risk Charge	Daily	Annual Rate of 1.25% of the average daily net assets of each sub-account of the Variable Account	Deducted from sub-accounts as a Reduction in Unit Value
Administration Charge	Daily	Annual Rate of 0.15% of the average daily net assets of each sub-account of the Variable Account	Deducted from sub-accounts as a Reduction in Unit Value
Contingent Deferred Sales Charge	Upon Withdrawal or Surrender, depending on the specifics and duration of the Contract	0% - 7% of Net Purchase Payments withdrawn or surrendered	Deducted from Accumulated Value upon Surrender or Lapse
Annual Contract Fee	Annually on Contract Anniversary on Contract Values under $50,000	$30	Unit Liquidation from Contract Value
Transfer Charge	Upon making a Transfer	Currently no amount is assessed	Deducted from Transfer amount
Premium Taxes	Upon Purchase Payment, Annuitization, Death of owner, or Surrender, depending on specifics of the Contract	Amount of Premium Taxes, up to 3.5%	Deducted from Purchase Payment or by Unit Liquidation from Contract Value
Riders	On the Date of Issue of the Contract and on each Monthly Contract Date	Amounts vary depending on the specifics of the Contract	Unit liquidation from Contract Value

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2025 are set forth below:

Portfolio	Shares	Cost
AB VPS Balanced Hedged Allocation Portfolio	9,365	$90,080
AB VPS Discovery Value Portfolio Class A	86,100	$1,375,969
AB VPS Discovery Value Portfolio Class B	278	$4,646
AB VPS International Value B Portfolio	1,067	$16,490
AB VPS International Value Fund	106,074	$1,472,750
AB VPS Relative Value Portfolio	1,179	$34,514
Alger Capital Appreciation Fund	15,497	$1,419,614
Alger Large Cap Growth Fund	97,263	$7,229,196
Alger Small Cap Growth Fund	44,023	$1,044,068
Allspring VT Discovery SMID Cap Growth Fund	79,372	$1,928,280
Allspring VT Opportunity Fund	79,063	$1,975,662
American Funds AFIS American High-Income Trust	4,583	$47,359
American Funds AFIS Asset Allocation Fund	3,545	$80,873
American Funds AFIS Capital World Bond Fund	924	$10,892
American Funds AFIS Capital World Growth & Income Fund	5,738	$79,820
American Funds AFIS Global Small Capitalization Fund	1,441	$33,550
American Funds AFIS Growth-Income Fund	3,058	$161,671
American Funds AFIS New World Fund	121	$2,946
Blackrock Advantage SMID Cap V.I. Fund	1,309	$15,571
Blackrock Equity Dividend V.I. Fund	21,748	$242,120
Blackrock Government Money Market V.I. Fund	710,011	$710,011
BNY Mellon Appreciation Portfolio	6,996	$244,696
BNY Mellon VIF Small Cap Portfolio (1)	3,077	$129,336
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	5,422	$213,905
DWS Small Cap Index Fund	2,382	$35,044
DWS Small Mid Cap Value Portfolio	88,846	$1,051,458
Fidelity VIP Contrafund Class 2 Portfolio	136,113	$6,155,136
Fidelity VIP Contrafund Initial Class	5,318	$245,593
Fidelity VIP Disciplined Small Cap Fund	13,165	$192,707
Fidelity VIP Dynamic Capital Appreciation Fund	20,807	$309,677
Fidelity VIP Equity Income Portfolio	118,391	$2,885,279
Fidelity VIP Freedom Income	6,387	$74,903
Fidelity VIP Government Money Market Portfolio	2,558,656	$2,558,656
Fidelity VIP Growth Opportunities Fund	2,704	$164,360
Fidelity VIP Growth Portfolio	71,927	$6,689,898
Fidelity VIP High Income Portfolio	308,367	$1,551,778
Fidelity VIP Index 500 II Portfolio	19,150	$5,970,286
Fidelity VIP Index 500 Initial Class	509	$236,087
Fidelity VIP Investment Grade Bond Portfolio	204,262	$2,544,045

(1) On December 31, 2025, the BNY Mellon Opportunistic Small Cap Portfolio was renamed to the BNY Mellon VIF Small Cap Portfolio.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 4 - INVESTMENTS

Portfolio	Shares	Cost
Fidelity VIP Mid Cap Class 2 Portfolio	65,151	$2,365,456
Fidelity VIP Mid Cap Service Class	7,777	$280,648
Fidelity VIP Overseas Portfolio	66,535	$1,566,335
Fidelity VIP Real Estate Portfolio	2,054	$36,509
Fidelity VIP Value Strategies Portfolio	5,015	$78,061
Franklin Templeton VIP Allocation	1,004	$5,963
Franklin Templeton VIP Developing Market	2,855	$28,113
Franklin Templeton VIP Foreign Securities	58,545	$770,419
Franklin Templeton VIP Global Bond	1,344	$19,560
Franklin Templeton VIP Global Discovery Securities	20,225	$363,166
Franklin Templeton VIP Global Real Estate	20,726	$276,778
Franklin Templeton VIP Mutual Shares Securities	29,027	$449,367
Franklin Templeton VIP Rising Dividends	7,216	$185,744
Franklin Templeton VIP Small Cap Value	18,843	$263,010
Franklin Templeton VIP Small-Midcap Growth II	27,317	$393,868
Franklin Templeton VIP Small-Midcap Growth IV	1,106	$13,966
Franklin Templeton VIP US Government	19,314	$230,615
Goldman Sachs VIT Growth Opportunities Fund Service Class	2,622	$29,997
Goldman Sachs VIT Small Cap Equity Insights Fund Service Class	5,314	$64,512
Invesco I.O. V.I. Global Strategic Income Fund	50,821	$243,112
Invesco I.O. V.I. Main Street Small Cap Fund	3,066	$69,285
Invesco V.I. Discovery Mid Cap Growth Fund	4,698	$349,486
Invesco V.I. Discovery Mid Cap Growth Fund II	935	$62,997
Invesco V.I. Diversified Dividend Fund	2,070	$52,069
Invesco V.I. Equity & Income Fund	3,435	$58,532
Invesco V.I. Government Securities Fund	2,998	$33,682
Invesco V.I. Health Care Fund	17,836	$471,403
Invesco V.I. High Yield Fund	5,195	$25,552
Invesco V.I. International Growth Fund	67	$1,985
Invesco V.I. Technology Fund	42,335	$802,532
LVIP American Century Capital Appreciation Fund	1,525	$22,475
LVIP American Century Disciplined Core Value Fund	169,256	$1,379,338
LVIP American Century Inflation Protection Fund	55,624	$512,203
LVIP American Century International Fund	223,196	$2,410,341
LVIP American Century Large Company Value Fund	3,513	$65,538
LVIP American Century Ultra Class 2	15,430	$387,349
LVIP American Century Ultra Portfolio	1,364	$35,763
LVIP American Century Value Fund Service Class	444	$5,334
LVIP American Century Value Fund Standard Class II	165,420	$1,979,244
LVIP JPMorgan Small Cap Core Fund - Standard Class	31,729	$585,640
Neuberger Berman Trust Mid Cap Growth Class S	12,968	$329,478

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 4 - INVESTMENTS

Portfolio	Shares	Cost
Neuberger Berman Trust Mid Cap Growth Portfolio	11,072	$307,345
Neuberger Berman Trust Short Duration Bond Portfolio	259,124	$2,645,350
Neuberger Berman Quality Equity Portfolio Class I (2)	20,826	$593,603
T Rowe Price Blue Chip Growth Portfolio	50,601	$2,060,093
T Rowe Price Equity Income Portfolio	127,225	$3,370,001
T Rowe Price Health Sciences Portfolio	12,476	$685,711
T Rowe Price Mid Cap Growth II	2,108	$55,878
T Rowe Price Moderate Allocation	6,246	$132,592
Touchstone TVST Balanced	323,643	$3,720,999
Touchstone TVST Bond	510,032	$4,860,099
Touchstone TVST Common Stock	948,473	$10,096,996
Touchstone TVST Small Company	851,401	$11,086,772
Van Eck VIPT Emerging Markets	76,863	$865,974
Van Eck VIPT Emerging Markets II	1,983	$21,994
Van Eck VIPT Global Resources Fund	26,467	$579,174
Van Eck VIPT Unconstrained Emerging Markets	119,643	$960,057

(2) On July 28, 2025, the Neuberger Berman Sustainable Equity Portfolio Class I was renamed to the Neuberger Berman Quality Equity Portfolio Class I.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 5 – PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2025 are set forth below:

		Sales
Portfolio	Purchases	Proceeds
AB VPS Balanced Hedged Allocation Portfolio	$6,742	$1,216
AB VPS Discovery Value Portfolio Class A	$305,877	$99,890
AB VPS Discovery Value Portfolio Class B	$524	$61
AB VPS International Value B Portfolio	$2,858	$4,213
AB VPS International Value Fund	$109,284	$408,379
AB VPS Relative Value Portfolio	$4,956	$2,139
Alger Capital Appreciation Fund	$324,351	$310,840
Alger Large Cap Growth Fund	$1,152,830	$2,170,087
Alger Small Cap Growth Fund	$47,252	$168,837
Allspring VT Discovery SMID Cap Growth Fund	$69,951	$205,236
Allspring VT Opportunity Fund	$254,618	$285,003
American Funds AFIS American High-Income Trust	$2,624	$8,693
American Funds AFIS Asset Allocation Fund	$9,889	$7,636
American Funds AFIS Capital World Bond Fund	$261	$3,998
American Funds AFIS Capital World Growth & Income Fund	$5,479	$6,880
American Funds AFIS Global Small Capitalization Fund	$791	$9,005
American Funds AFIS Growth-Income Fund	$33,022	$8,428
American Funds AFIS New World Fund	$542	$403
Blackrock Advantage SMID Cap V.I. Fund	$1,991	$174
Blackrock Equity Dividend V.I. Fund	$25,831	$46,784
Blackrock Government Money Market V.I. Fund	$1,044,917	$1,490,436
BNY Mellon Appreciation Portfolio	$46,883	$45,576
BNY Mellon VIF Small Cap Portfolio (1)	$2,911	$3,226
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	$28,276	$19,599
DWS Small Cap Index Fund	$3,357	$834
DWS Small Mid Cap Value Portfolio	$212,215	$99,825
Fidelity VIP Contrafund Class 2 Portfolio	$1,340,512	$1,627,154
Fidelity VIP Contrafund Initial Class	$49,219	$13,644
Fidelity VIP Disciplined Small Cap Fund	$23,674	$43,536
Fidelity VIP Dynamic Capital Appreciation Fund	$77,561	$67,286
Fidelity VIP Equity Income Portfolio	$880,801	$1,492,221
Fidelity VIP Freedom Income	$2,944	$5,936
Fidelity VIP Government Money Market Portfolio	$1,195,973	$1,974,158
Fidelity VIP Growth Opportunities Fund	$5,525	$15,732
Fidelity VIP Growth Portfolio	$2,737,414	$4,422,735
Fidelity VIP High Income Portfolio	$136,454	$294,182
Fidelity VIP Index 500 II Portfolio	$248,501	$1,108,623
Fidelity VIP Index 500 Initial Class	$11,404	$706,496
Fidelity VIP Investment Grade Bond Portfolio	$244,143	$260,542

(1) On December 31, 2025, the BNY Mellon Opportunistic Small Cap Portfolio was renamed to the BNY Mellon VIF Small Cap Portfolio.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 5 – PURCHASES AND SALES OF PORTFOLIO SHARES

		Sales
Portfolio	Purchases	Proceeds
Fidelity VIP Mid Cap Class 2 Portfolio	$393,338	$256,625
Fidelity VIP Mid Cap Service Class	$46,756	$158,970
Fidelity VIP Overseas Portfolio	$251,145	$285,246
Fidelity VIP Real Estate Portfolio	$1,632	$5,354
Fidelity VIP Value Strategies Portfolio	$7,383	$2,417
Franklin Templeton VIP Allocation	$312	$76
Franklin Templeton VIP Developing Market	$745	$13,405
Franklin Templeton VIP Foreign Securities	$136,703	$250,392
Franklin Templeton VIP Global Bond	$—	$3,818
Franklin Templeton VIP Global Discovery Securities	$49,562	$25,630
Franklin Templeton VIP Global Real Estate	$24,627	$55,829
Franklin Templeton VIP Mutual Shares Securities	$64,313	$99,281
Franklin Templeton VIP Rising Dividends	$26,749	$9,531
Franklin Templeton VIP Small Cap Value	$38,931	$56,112
Franklin Templeton VIP Small-Midcap Growth II	$46,516	$41,545
Franklin Templeton VIP Small-Midcap Growth IV	$3,122	$3,801
Franklin Templeton VIP US Government	$14,336	$43,405
Goldman Sachs VIT Growth Opportunities Fund Service Class	$4,459	$352
Goldman Sachs VIT Small Cap Equity Insights Fund Service Class	$8,046	$1,911
Invesco I.O. V.I. Global Strategic Income Fund	$15,159	$85,954
Invesco I.O. V.I. Main Street Small Cap Fund	$9,339	$1,119
Invesco V.I. Discovery Mid Cap Growth Fund	$41,835	$22,278
Invesco V.I. Discovery Mid Cap Growth Fund II	$7,320	$3,576
Invesco V.I. Diversified Dividend Fund	$5,416	$1,009
Invesco V.I. Equity & Income Fund	$6,676	$8,204
Invesco V.I. Government Securities Fund	$4,871	$8,758
Invesco V.I. Health Care Fund	$648,268	$1,282,826
Invesco V.I. High Yield Fund	$1,637	$10,460
Invesco V.I. International Growth Fund	$405	$13,849
Invesco V.I. Technology Fund	$124,266	$208,714
LVIP American Century Capital Appreciation Fund	$3,746	$541
LVIP American Century Disciplined Core Value Fund	$42,965	$358,941
LVIP American Century Inflation Protection Fund	$73,829	$62,973
LVIP American Century International Fund	$204,214	$321,896
LVIP American Century Large Company Value Fund	$5,372	$931
LVIP American Century Ultra Class 2	$43,355	$82,878
LVIP American Century Ultra Portfolio	$5,455	$8,294
LVIP American Century Value Fund Service Class	$499	$13,498
LVIP American Century Value Fund Standard Class II	$269,202	$573,396
LVIP JPMorgan Small Cap Core Fund - Standard Class	$107,067	$73,437
Neuberger Berman Trust Mid Cap Growth Class S	$75,147	$69,897

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 5 – PURCHASES AND SALES OF PORTFOLIO SHARES

		Sales
Portfolio	Purchases	Proceeds
Neuberger Berman Trust Mid Cap Growth Portfolio	$48,536	$106,375
Neuberger Berman Trust Short Duration Bond Portfolio	$515,894	$352,752
Neuberger Berman Quality Equity Portfolio Class I (2)	$72,975	$478,209
T Rowe Price Blue Chip Growth Portfolio	$320,987	$461,721
T Rowe Price Equity Income Portfolio	$641,480	$548,292
T Rowe Price Health Sciences Portfolio	$69,630	$404,188
T Rowe Price Mid Cap Growth II	$9,681	$744
T Rowe Price Moderate Allocation	$10,026	$157,256
Touchstone TVST Balanced	$429,441	$1,277,714
Touchstone TVST Bond	$577,294	$533,642
Touchstone TVST Common Stock	$1,925,189	$1,955,535
Touchstone TVST Small Company	$4,469,640	$7,110,143
Van Eck VIPT Emerging Markets	$69,465	$179,611
Van Eck VIPT Emerging Markets II	$1,732	$5,571
Van Eck VIPT Global Resources Fund	$69,598	$91,941
Van Eck VIPT Unconstrained Emerging Markets	$103,095	$75,465

(2) On July 28, 2025, the Neuberger Berman Trust Sustainable Equity Portfolio was renamed to the Neuberger Berman Quality Equity Portfolio Class I.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 6 – CHANGES IN UNITS

Changes in units in the portfolios for the year ended December 31, 2025 are set forth below:

	Beginning balance:		Units Issued		Units Transferred		Units redeemed		Ending balance
Units Issued, Transferred and Redeemed:	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
AB VPS Balanced Hedged Allocation Portfolio	5,559.72	—	—	—	37.39	—	(0.19)	—	5,596.92	—
AB VPS Discovery Value Portfolio Class A	—	25,018.74	—	13.46	—	2,592.55	—	(1,349.68)	—	26,275.07
AB VPS Discovery Value Portfolio Class B	248.13	—	—	—	—	—	—	—	248.13	—
AB VPS International Value B Portfolio	1,451.83	—	—	—	—	—	(98.40)	—	1,353.43	—
AB VPS International Value Fund	—	106,133.47	—	35.06	—	(9,230.32)	—	(5,556.65)	—	91,381.56
AB VPS Relative Value Portfolio	—	2,119.02	—	16.13	—	1.87	—	(19.16)	—	2,117.86
Alger Capital Appreciation Fund	—	23,379.96	—	42.09	—	(2,484.75)	—	(1,145.24)	—	19,792.06
Alger Large Cap Growth Fund	—	119,825.60	—	22.80	—	(13,487.06)	—	(8,310.39)	—	98,050.95
Alger Small Cap Growth Fund	—	22,984.70	—	6.99	—	734.10	—	(3,741.61)	—	19,984.18
Allspring VT Discovery SMID Cap Growth Fund	—	27,541.11	—	16.26	—	584.02	—	(2,188.89)	—	25,952.50
Allspring VT Opportunity Fund	—	24,269.68	—	2.23	—	(105.74)	—	(2,343.77)	—	21,822.40
American Funds AFIS American High-Income Trust	3,545.54	—	—	—	(0.27)	—	(533.21)	—	3,012.06	—
American Funds AFIS Asset Allocation Fund	4,736.14	—	21.19	—	(54.60)	—	(205.08)	—	4,497.65	—
American Funds AFIS Capital World Bond Fund	1,454.86	—	—	—	—	—	(436.34)	—	1,018.52	—
American Funds AFIS Capital World Growth & Income Fund	4,489.81	—	—	—	(41.63)	—	(183.14)	—	4,265.04	—
American Funds AFIS Global Small Capitalization Fund	2,058.79	—	—	—	—	—	(495.48)	—	1,563.31	—
American Funds AFIS Growth-Income Fund	6,655.27	—	—	—	(7.19)	—	(181.74)	—	6,466.34	—
American Funds AFIS New World Fund	186.61	—	27.75	—	(25.84)	—	(0.43)	—	188.09	—
Blackrock Advantage SMID Cap V.I. Fund	587.66	—	—	—	—	—	—	—	587.66	—
Blackrock Equity Dividend V.I. Fund	12,450.77	—	—	—	(1.38)	—	(2,081.34)	—	10,368.05	—
Blackrock Government Money Market V.I. Fund	111,469.74	—	—	—	89,550.25	—	(134,276.73)	—	66,743.26	—
BNY Mellon Appreciation Portfolio	—	5,158.83	—	20.06	—	102.61	—	(727.12)	—	4,554.38
BNY Mellon VIF Small Cap Portfolio (1)	—	5,510.03	—	—	—	76.34	—	(45.31)	—	5,541.06
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	—	8,692.47	—	—	—	(123.86)	—	(209.83)	—	8,358.78
DWS Small Cap Index Fund	—	696.53	—	—	—	18.43	—	(1.47)	—	713.49
DWS Small Mid Cap Value Portfolio	—	32,537.13	—	59.65	—	1,591.23	—	(1,746.82)	—	32,441.19
Fidelity VIP Contrafund Class 2 Portfolio	—	72,162.67	—	29.66	—	(1,934.64)	—	(9,710.74)	—	60,546.95

(1)	On December 31, 2025, the BNY Mellon Opportunistic Small Cap Portfolio was renamed to the BNY Mellon VIF Small Cap Portfolio.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 6 – CHANGES IN UNITS

	Beginning balance:		Units Issued		Units Transferred		Units redeemed		Ending balance
Units Issued, Transferred and Redeemed:	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Fidelity VIP Contrafund Initial Class	8,493.22	—	53.92	—	(235.66)	—	(61.43)	—	8,250.05	—
Fidelity VIP Disciplined Small Cap Fund	13,512.45	—	—	—	(18.41)	—	(2,091.34)	—	11,402.70	—
Fidelity VIP Dynamic Capital Appreciation Fund	13,302.27	—	—	—	(18.71)	—	(2,134.80)	—	11,148.76	—
Fidelity VIP Equity Income Portfolio	—	76,735.54	—	94.62	—	(594.02)	—	(15,246.20)	—	60,989.94
Fidelity VIP Freedom Income	6,116.26	—	—	—	51.90	—	(395.03)	—	5,773.13	—
Fidelity VIP Government Money Market Portfolio	—	283,588.71	—	262.47	—	32,529.32	—	(104,423.32)	—	211,957.18
Fidelity VIP Growth Opportunities Fund	4,988.48	—	—	—	(51.39)	—	(147.33)	—	4,789.76	—
Fidelity VIP Growth Portfolio	—	88,334.70	—	59.85	—	(1,318.26)	—	(23,348.66)	—	63,727.63
Fidelity VIP High Income Portfolio	—	76,660.15	—	121.75	—	(28.48)	—	(10,962.02)	—	65,791.40
Fidelity VIP Index 500 II Portfolio	—	162,790.50	—	191.95	—	(2,054.98)	—	(9,614.57)	—	151,312.90
Fidelity VIP Index 500 Initial Class	33,162.36	—	63.19	—	(22,908.09)	—	(230.95)	—	10,086.51	—
Fidelity VIP Investment Grade Bond Portfolio	—	122,666.64	—	150.81	—	4,609.70	—	(8,299.69)	—	119,127.46
Fidelity VIP Mid Cap Class 2 Portfolio	—	41,243.22	—	18.48	—	1,325.51	—	(3,062.91)	—	39,524.30
Fidelity VIP Mid Cap Service Class	18,837.11	—	4.75	—	(5,009.97)	—	(1,898.55)	—	11,933.34	—
Fidelity VIP Overseas Portfolio	—	67,898.68	—	83.80	—	(371.04)	—	(6,797.18)	—	60,814.26
Fidelity VIP Real Estate Portfolio	3,321.98	—	8.42	—	49.50	—	(388.68)	—	2,991.22	—
Fidelity VIP Value Strategies Portfolio	—	1,056.09	—	—	—	58.53	—	(23.08)	—	1,091.54
Franklin Templeton VIP Allocation	340.30	—	—	—	—	—	—	—	340.30	—
Franklin Templeton VIP Developing Market	2,283.13	—	—	—	(59.82)	—	(641.01)	—	1,582.30	—
Franklin Templeton VIP Foreign Securities	—	51,945.04	—	165.53	—	(1,339.46)	—	(8,068.99)	—	42,702.12
Franklin Templeton VIP Global Bond	2,510.45	—	—	—	—	—	(426.40)	—	2,084.05	—
Franklin Templeton VIP Global Discovery Securities	—	11,488.87	—	7.32	—	(19.19)	—	(506.32)	—	10,970.68
Franklin Templeton VIP Global Real Estate	—	17,358.65	—	17.53	—	739.58	—	(2,612.13)	—	15,503.63
Franklin Templeton VIP Mutual Shares Securities	—	18,711.17	—	19.01	—	182.32	—	(3,242.94)	—	15,669.56
Franklin Templeton VIP Rising Dividends	8,001.10	—	66.40	—	67.85	—	(140.61)	—	7,994.74	—
Franklin Templeton VIP Small Cap Value	—	6,637.99	—	32.94	—	186.11	—	(1,113.87)	—	5,743.17
Franklin Templeton VIP Small-Midcap Growth II	—	9,428.66	—	—	—	535.40	—	(810.65)	—	9,153.41

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 6 – CHANGES IN UNITS

	Beginning balance:		Units Issued		Units Transferred		Units redeemed		Ending balance
Units Issued, Transferred and Redeemed:	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Franklin Templeton VIP Small-Midcap Growth IV	821.61	—	—	—	—	—	(61.03)	—	760.58	—
Franklin Templeton VIP US Government	—	21,743.51	—	16.69	—	(106.90)	—	(3,008.33)	—	18,644.97
Goldman Sachs VIT Growth Opportunities Fund Service Class	991.52	—	—	—	—	—	(0.09)	—	991.43	—
Goldman Sachs VIT Small Cap Equity Insights Fund Service Class	3,131.29	—	—	—	56.29	—	(1.38)	—	3,186.20	—
Invesco I.O. V.I. Global Strategic Income Fund	—	30,831.00	—	128.41	—	(23.81)	—	(8,313.16)	—	22,622.44
Invesco I.O. V.I. Main Street Small Cap Fund	—	4,614.71	—	—	—	46.07	—	(0.37)	—	4,660.41
Invesco V.I. Discovery Mid Cap Growth Fund	—	21,902.21	—	57.52	—	171.79	—	(477.81)	—	21,653.71
Invesco V.I. Discovery Mid Cap Growth Fund II	3,774.84	—	—	—	79.98	—	(167.71)	—	3,687.11	—
Invesco V.I. Diversified Dividend Fund	2,897.44	—	—	—	10.84	—	(0.13)	—	2,908.15	—
Invesco V.I. Equity & Income Fund	872.15	4,282.11	—	—	43.13	89.45	—	(624.18)	915.28	3,747.38
Invesco V.I. Government Securities Fund	3,680.86	—	356.02	—	60.91	—	(869.27)	—	3,228.52	—
Invesco V.I. Health Care Fund	—	35,697.28	—	17.66	—	(1,017.82)	—	(19,077.29)	—	15,619.83
Invesco V.I. High Yield Fund	2,667.67	—	—	—	—	—	(800.09)	—	1,867.58	—
Invesco V.I. International Growth Fund	1,051.27	—	—	—	(895.67)	—	(0.42)	—	155.18	—
Invesco V.I. Technology Fund	—	48,098.40	—	2.18	—	(4,333.84)	—	(3,798.39)	—	39,968.35
LVIP American Century Capital Appreciation Fund	1,871.13	—	—	—	(18.21)	—	—	—	1,852.92	—
LVIP American Century Disciplined Core Value Fund	—	165,597.90	—	13.62	—	896.08	—	(29,833.84)	—	136,673.76
LVIP American Century Inflation Protection Fund	—	48,537.96	—	272.41	—	1,619.82	—	(3,947.48)	—	46,482.71
LVIP American Century International Fund	—	248,495.65	—	302.24	—	8,894.04	—	(19,248.80)	—	238,443.13
LVIP American Century Large Company Value Fund	6,004.76	—	—	—	—	—	—	—	6,004.76	—
LVIP American Century Ultra Class 2	41,177.92	—	—	—	68.83	—	(6,697.90)	—	34,548.85	—
LVIP American Century Ultra Portfolio	—	3,666.83	—	2.42	—	(209.37)	—	(257.37)	—	3,202.51
LVIP American Century Value Fund Service Class	1,677.92	—	—	—	(7.02)	—	(1,192.99)	—	477.91	—
LVIP American Century Value Fund Standard Class II	—	218,161.02	—	284.29	—	1,413.80	—	(42,702.08)	—	177,157.03
LVIP JPMorgan Small Cap Core Fund - Standard Class	—	52,430.49	—	135.08	—	194.11	—	(1,492.30)	—	51,267.38
Neuberger Berman Trust Mid Cap Growth Class S	—	15,049.34	—	58.05	—	(264.55)	—	(1,327.88)	—	13,514.96
Neuberger Berman Trust Mid Cap Growth Portfolio	—	6,732.48	—	—	—	(112.97)	—	(1,361.54)	—	5,257.97

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 6 – CHANGES IN UNITS

	Beginning balance:		Units Issued		Units Transferred		Units redeemed		Ending balance
Units Issued, Transferred and Redeemed:	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Neuberger Berman Trust Short Duration Bond Portfolio	—	214,108.11	—	447.78	—	31,864.67	—	(26,035.11)	—	220,385.45
Neuberger Berman Quality Equity Portfolio Class I (2)	—	19,437.91	—	80.87	—	(24.22)	—	(6,709.43)	—	12,785.13
T Rowe Price Blue Chip Growth Portfolio	23,864.95	31,459.32	—	98.94	(297.58)	(2,521.53)	(2,284.00)	(1,688.40)	21,283.37	27,348.33
T Rowe Price Equity Income Portfolio	4,884.20	99,566.27	40.91	40.77	171.22	6,230.80	(626.54)	(13,350.75)	4,469.79	92,487.09
T Rowe Price Health Sciences Portfolio	4,807.39	10,834.89	4.88	9.66	75.26	(123.26)	(1,178.58)	(4,056.31)	3,708.95	6,664.98
T Rowe Price Mid Cap Growth II	2,175.05	—	5.10	—	133.78	—	(0.37)	—	2,313.56	—
T Rowe Price Moderate Allocation	—	8,360.94	—	10.68	—	(58.10)	—	(4,528.25)	—	3,785.27
Touchstone TVST Balanced	34,374.12	98,992.04	188.97	191.45	(1,793.38)	3,280.76	(5,911.24)	(21,472.11)	26,858.47	80,992.14
Touchstone TVST Bond	16,992.07	207,101.07	169.73	411.17	(1,598.25)	14,625.93	(343.51)	(17,923.20)	15,220.04	204,214.97
Touchstone TVST Common Stock	31,929.35	145,200.97	64.62	253.11	(1,772.83)	(2,359.58)	(2,401.43)	(16,292.03)	27,819.71	126,802.47
Touchstone TVST Small Company	1,396.69	126,913.90	—	106.22	(703.13)	1,748.47	(336.45)	(34,718.34)	357.11	94,050.25
Van Eck VIPT Emerging Markets	—	28,868.50	—	9.10	—	203.18	—	(3,344.43)	—	25,736.35
Van Eck VIPT Emerging Markets II	1,824.80	—	—	—	(239.14)	—	0.39	—	1,586.05	—
Van Eck VIPT Global Resources Fund	—	50,282.38	—	16.45	—	1,054.16	—	(2,770.59)	—	48,582.40
Van Eck VIPT Unconstrained Emerging Markets	—	68,044.71	—	167.58	—	2,055.48	—	(2,721.18)	—	67,546.59

(2) On July 28, 2025, the Neuberger Berman Trust Sustainable Equity Portfolio was renamed to the Neuberger Berman Quality Equity Portfolio Class I.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 6 – CHANGES IN UNITS

Changes in units in the portfolios for the year ended December 31, 2024 are set forth below:

	Beginning balance:		Units Issued		Units Transferred		Units redeemed		Ending balance
Units Issued, Transferred and Redeemed:	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
AB VPS Balanced Hedged Allocation Portfolio	5,455.10	—	—	—	104.83	—	(0.21)	—	5,559.72	—
AB VPS Discovery Value Portfolio Class A	—	32,443.18	—	27.08	—	125.06	—	(7,576.58)	—	25,018.74
AB VPS Discovery Value Portfolio Class B	2,599.28	—	—	—	—	—	(2,351.15)	—	248.13	—
AB VPS International Value B Portfolio	1,583.28	—	—	—	—	—	(131.45)	—	1,451.83	—
AB VPS International Value Fund	—	112,591.78	—	100.20	—	6,586.59	—	(13,145.10)	—	106,133.47
AB VPS Relative Value Portfolio	—	2,264.75	—	7.64	—	(41.88)	—	(111.49)	—	2,119.02
AB VPS Sustainable International Thematic Portfolio (1)	—	5,763.20	—	—	—	(5,690.70)	—	(72.50)	—	—
Alger Capital Appreciation Fund	—	25,723.28	—	1.91	—	673.37	—	(3,018.60)	—	23,379.96
Alger Large Cap Growth Fund	—	139,918.55	—	60.75	—	(8,238.39)	—	(11,915.31)	—	119,825.60
Alger Small Cap Growth Fund	—	24,500.53	—	7.64	—	314.37	—	(1,837.84)	—	22,984.70
Allspring VT Discovery SMID Cap Growth Fund	—	32,859.78	—	16.21	—	624.34	—	(5,959.22)	—	27,541.11
Allspring VT Opportunity Fund	—	25,662.98	—	2.36	—	218.15	—	(1,613.81)	—	24,269.68
American Century VP Capital Appreciation Fund (2)	892.34	—	—	—	(892.33)	—	(0.01)	—	—	—
American Century VP Disciplined Core Value Fund (3)	—	55,578.77	—	1.20	—	(53,818.16)	—	(1,761.81)	—	—
American Century VP Growth (4)	13,709.42	—	—	—	(12,705.31)	—	(1,004.11)	—	—	—
American Century VP Inflation Protection Portfolio (5)	—	40,382.82	—	38.61	—	(37,524.42)	—	(2,897.01)	—	—
American Century VP International Portfolio (6)	—	109,593.02	—	79.73	—	(102,564.03)	—	(7,108.72)	—	—
American Century VP Large Company Value (7)	3,478.41	—	—	—	(3,478.40)	—	(0.01)	—	—	—
American Century VP Ultra Class 2 (8)	14,216.25	—	—	—	(13,167.95)	—	(1,048.30)	—	—	—
American Century VP Ultra Portfolio (9)	—	3,238.91	—	0.21	—	(2,811.45)	—	(427.67)	—	—
American Century VP Value Class 2 (10)	979.30	—	—	—	(978.86)	—	(0.44)	—	—	—
American Century VP Value Portfolio (11)	—	47,074.97	—	66.09	—	(46,539.62)	—	(601.44)	—	—
American Funds AFIS American High-Income Trust	3,693.26	—	—	—	4.96	—	(152.68)	—	3,545.54	—
American Funds AFIS Asset Allocation Fund	6,103.17	—	28.08	—	100.34	—	(1,495.45)	—	4,736.14	—
American Funds AFIS Capital World Bond Fund	1,507.63	—	—	—	—	—	(52.77)	—	1,454.86	—
American Funds AFIS Capital World Growth & Income Fund	5,126.12	—	1.34	—	225.62	—	(863.27)	—	4,489.81	—
American Funds AFIS Global Small Capitalization Fund	2,089.58	—	1.62	—	(11.06)	—	(21.35)	—	2,058.79	—
American Funds AFIS Growth-Income Fund	7,631.42	—	1.99	—	23.28	—	(1,001.42)	—	6,655.27	—

(1)  On April 16, 2024, the AB VPS Sustainable International Thematic Portfolio was liquidated.

(2)  On April 26, 2024, the American Century VP Disciplined Core Value Fund merged into Lincoln LVIP American Century Disciplined Core Value Fund.

(3)  On April 26, 2024, the American Century VP Inflation Protection Portfolio I and American Century VP Inflation Protection Portfolio II merged into Lincoln LVIP American Century Inflation Protection Fund.

(4)  On April 26, 2024, the American Century VP International Portfolio merged into Lincoln LVIP American Century International Fund.

(5)  On April 26, 2024, the American Century VP Ultra Portfolio merged into Lincoln LVIP American Century Ultra Fund.

(6)  On April 26, 2024, the American Century VP Value Portfolio merged into Lincoln LVIP American Century Value Fund.

(7)  On April 26, 2024, the American Century VP Large Company Value Fund merged into Lincoln LVIP American Century Large Company Value Fund.

(8)  On April 26, 2024, the American Century VP Ultra Class 2 merged into Lincoln LVIP American Century Ultra Class 2 Fund.

(9)  On April 26, 2024, the American Century VP Ultra Portfolio merged into Lincoln LVIP American Century Ultra Fund.

(10)  On April 26, 2024, the American Century VP Value Class 2 merged into Lincoln LVIP American Century Value Fund.

(11) On April 26, 2024, the American Century VP Value Portfolio merged into Lincoln LVIP American Century Value Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 6 – CHANGES IN UNITS

	Beginning balance:		Units Issued		Units Transferred		Units redeemed		Ending balance
Units Issued, Transferred and Redeemed:	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
American Funds AFIS New World Fund	282.92	—	14.28	—	5.26	—	(115.85)	—	186.61	—
Blackrock Advantage SMID Cap V.I. Fund	587.66	—	—	—	—	—	—	—	587.66	—
Blackrock Equity Dividend V.I. Fund	14,858.97	—	—	—	2.51	—	(2,410.71)	—	12,450.77	—
Blackrock Government Money Market V.I. Fund	64,990.50	—	—	—	98,783.00	—	(52,303.76)	—	111,469.74	—
BNY Mellon Appreciation Portfolio	—	5,465.68	—	31.45	—	(37.16)	—	(301.14)	—	5,158.83
BNY Mellon VIF Small Cap Portfolio (12)	—	5,906.27	—	—	—	61.19	—	(457.43)	—	5,510.03
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	—	8,879.80	—	—	—	48.34	—	(235.67)	—	8,692.47
DWS CROCI® U.S. VIP (13)	—	7,981.20	—	6.21	—	(7,986.95)	—	(0.46)	—	—
DWS Small Cap Index Fund	—	682.47	—	—	—	15.38	—	(1.32)	—	696.53
DWS Small Mid Cap Value Portfolio	—	34,267.78	—	43.39	—	1,229.23	—	(3,003.27)	—	32,537.13
Fidelity VIP Contrafund Class 2 Portfolio	—	86,945.41	—	45.36	—	(4,138.24)	—	(10,689.86)	—	72,162.67
Fidelity VIP Contrafund Initial Class	13,407.69	—	36.95	—	(449.14)	—	(4,502.28)	—	8,493.22	—
Fidelity VIP Disciplined Small Cap Fund	15,860.16	—	—	—	(26.40)	—	(2,321.31)	—	13,512.45	—
Fidelity VIP Dynamic Capital Appreciation Fund	14,428.22	—	—	—	(15.07)	—	(1,110.88)	—	13,302.27	—
Fidelity VIP Equity Income Portfolio	—	99,392.04	—	76.17	—	(455.02)	—	(22,277.65)	—	76,735.54
Fidelity VIP Freedom Income	5,493.58	—	—	—	671.25	—	(48.57)	—	6,116.26	—
Fidelity VIP Government Money Market Portfolio	—	297,764.88	—	252.13	—	119,325.01	—	(133,753.31)	—	283,588.71
Fidelity VIP Growth Opportunities Fund	5,854.40	—	—	—	(258.75)	—	(607.17)	—	4,988.48	—
Fidelity VIP Growth Portfolio	—	95,928.42	—	32.88	—	(3,495.35)	—	(4,131.25)	—	88,334.70
Fidelity VIP High Income Portfolio	—	80,279.60	—	71.46	—	2,618.92	—	(6,309.83)	—	76,660.15
Fidelity VIP Index 500 II Portfolio	—	191,543.20	—	179.19	—	(3,257.82)	—	(25,674.07)	—	162,790.50
Fidelity VIP Index 500 Initial Class	47,886.95	—	50.01	—	(155.27)	—	(14,619.33)	—	33,162.36	—
Fidelity VIP Investment Grade Bond Portfolio	—	123,685.09	—	91.36	—	10,257.40	—	(11,367.21)	—	122,666.64
Fidelity VIP Mid Cap Class 2 Portfolio	—	49,368.34	—	32.96	—	(3,476.24)	—	(4,681.84)	—	41,243.22
Fidelity VIP Mid Cap Service Class	20,427.27	—	6.21	—	162.74	—	(1,759.11)	—	18,837.11	—
Fidelity VIP Overseas Portfolio	—	76,109.38	—	49.27	—	1,326.07	—	(9,586.04)	—	67,898.68
Fidelity VIP Real Estate Portfolio	9,272.13	—	9.65	—	1.49	—	(5,961.29)	—	3,321.98	—

(12) On December 31, 2025, the BNY Mellon Opportunistic Small Cap Portfolio was renamed to the BNY Mellon VIF Small Cap Portfolio.
(13) On June 17, 2024, the DWS CROCI® US VIP was liquidated.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 6 – CHANGES IN UNITS

	Beginning balance:		Units Issued		Units Transferred		Units redeemed		Ending balance
Units Issued, Transferred and Redeemed:	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Fidelity VIP Value Strategies Portfolio	—	2,331.56	—	—	—	(1,268.92)	—	(6.55)	—	1,056.09
Franklin Templeton VIP Allocation	340.30	—	—	—	—	—	—	—	340.30	—
Franklin Templeton VIP Developing Market	2,707.02	—	—	—	21.55	—	(445.44)	—	2,283.13	—
Franklin Templeton VIP Foreign Securities	—	54,675.69	—	149.01	—	2,185.53	—	(5,065.19)	—	51,945.04
Franklin Templeton VIP Global Bond	2,562.01	—	—	—	—	—	(51.56)	—	2,510.45	—
Franklin Templeton VIP Global Discovery Securities	—	27,148.94	—	12.94	—	754.74	—	(16,427.75)	—	11,488.87
Franklin Templeton VIP Global Real Estate	—	17,859.59	—	32.20	—	992.55	—	(1,525.69)	—	17,358.65
Franklin Templeton VIP Mutual Shares Securities	—	19,030.16	—	27.47	—	43.26	—	(389.72)	—	18,711.17
Franklin Templeton VIP Rising Dividends	7,902.60	—	116.84	—	668.06	—	(686.40)	—	8,001.10	—
Franklin Templeton VIP Small Cap Value	—	7,441.04	—	8.66	—	(26.81)	—	(784.90)	—	6,637.99
Franklin Templeton VIP Small-Midcap Growth II	—	9,320.89	—	—	—	436.48	—	(328.71)	—	9,428.66
Franklin Templeton VIP Small-Midcap Growth IV	3,665.69	—	—	—	60.43	—	(2,904.51)	—	821.61	—
Franklin Templeton VIP US Government	—	27,558.37	—	17.25	—	549.94	—	(6,382.05)	—	21,743.51
Goldman Sachs VIT Growth Opportunities Fund Service Class	991.62	—	—	—	—	—	(0.10)	—	991.52	—
Goldman Sachs VIT Small Cap Equity Insights Fund Service Class	3,189.92	—	—	—	(57.62)	—	(1.01)	—	3,131.29	—
Invesco I.O. V.I. Conservative Balanced Fund (14)	—	5,597.57	—	—	—	(5,386.00)	—	(211.57)	—	—
Invesco I.O. V.I. Global Strategic Income Fund	—	39,129.23	—	—	—	706.51	—	(9,004.74)	—	30,831.00
Invesco I.O. V.I. Main Street Small Cap Fund	—	4,637.43	—	—	—	(22.35)	—	(0.37)	—	4,614.71
Invesco V.I. Discovery Mid Cap Growth Fund	—	24,545.53	—	—	—	(504.32)	—	(2,139.00)	—	21,902.21
Invesco V.I. Discovery Mid Cap Growth Fund II	4,885.34	—	—	—	(40.79)	—	(1,069.71)	—	3,774.84	—
Invesco V.I. Diversified Dividend Fund	2,667.41	—	—	—	230.22	—	(0.19)	—	2,897.44	—
Invesco V.I. Equity & Income Fund (14)	782.30	—	—	—	89.85	7,142.05	—	(2,859.94)	872.15	4,282.11
Invesco V.I. Government Securities Fund	3,497.14	—	236.72	—	50.91	—	(103.91)	—	3,680.86	—
Invesco V.I. Health Care Fund	—	38,051.96	—	16.78	—	1,304.43	—	(3,675.89)	—	35,697.28
Invesco V.I. High Yield Fund	2,764.43	—	—	—	—	—	(96.76)	—	2,667.67	—
Invesco V.I. International Growth Fund	1,035.03	—	—	—	16.38	—	(0.14)	—	1,051.27	—

(14)   On April 26, 2024, the Invesco I.O.V.I Conservative Balanced Fund merged into Invesco V.I. Equity and Income Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 6 – CHANGES IN UNITS

	Beginning balance:		Units Issued		Units Transferred		Units redeemed		Ending balance
Units Issued, Transferred and Redeemed:	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA
Invesco V.I. Technology Fund	—	47,045.69	—	7.61	—	5,562.33	—	(4,517.23)	—	48,098.40
LVIP American Century Capital Appreciation Fund (2)	—	—	—	—	1,871.13	—	—	—	1,871.13	—
LVIP American Century Disciplined Core Value Fund (3)	—	—	—	11.02	—	189,733.55	—	(24,146.67)	—	165,597.90
LVIP American Century Inflation Protection Fund (5)	—	—	—	109.55	—	55,361.27	—	(6,932.86)	—	48,537.96
LVIP American Century International Fund (6)	—	—	—	189.97	—	258,319.93	—	(10,014.25)	—	248,495.65
LVIP American Century Large Company Value Fund (7)	—	—	—	—	6,004.76	—	—	—	6,004.76	—
LVIP American Century Ultra Class 2 (8)	—	—	—	—	41,434.38	—	(256.46)	—	41,177.92	—
LVIP American Century Ultra Portfolio (9)	—	—	—	2.43	—	4,841.57	—	(1,177.17)	—	3,666.83
LVIP American Century Value Fund (10) (11)	—	—	—	194.24	1,833.98	250,729.18	(156.06)	(32,762.40)	1,677.92	218,161.02
LVIP JPMorgan Small Cap Core Fund - Standard Class	—	68,728.98	—	58.45	—	933.55	—	(17,290.49)	—	52,430.49
Neuberger Berman Trust Mid Cap Growth Class S	—	16,432.30	—	104.06	—	(805.47)	—	(681.55)	—	15,049.34
Neuberger Berman Trust Mid Cap Growth Portfolio	—	11,216.98	—	—	—	(270.46)	—	(4,214.04)	—	6,732.48
Neuberger Berman Trust Short Duration Bond Portfolio	—	221,195.37	—	481.91	—	12,717.68	—	(20,286.85)	—	214,108.11
Neuberger Berman Quality Equity Portfolio Class I (15)	—	21,469.60	—	26.21	—	(123.00)	—	(1,934.90)	—	19,437.91
T Rowe Price Blue Chip Growth Portfolio	26,883.10	35,579.37	—	66.31	(849.47)	(1,804.22)	(2,168.68)	(2,382.14)	23,864.95	31,459.32
T Rowe Price Equity Income Portfolio	5,393.98	113,350.56	26.68	84.45	285.44	(952.43)	(821.90)	(12,916.31)	4,884.20	99,566.27
T Rowe Price Health Sciences Portfolio	5,577.36	15,012.10	5.64	12.38	(5.71)	(779.80)	(769.90)	(3,409.79)	4,807.39	10,834.89
T Rowe Price Mid Cap Growth II	2,686.17	—	5.95	—	77.65	—	(594.72)	—	2,175.05	—
T Rowe Price Moderate Allocation	—	8,879.14	—	11.02	—	115.89	—	(645.11)	—	8,360.94
Touchstone TVST Balanced	54,352.21	130,528.32	146.44	119.48	(1,081.47)	760.91	(19,043.06)	(32,416.67)	34,374.12	98,992.04
Touchstone TVST Bond	23,090.54	223,430.40	107.86	497.20	(177.57)	11,739.30	(6,028.76)	(28,565.83)	16,992.07	207,101.07
Touchstone TVST Common Stock	43,408.27	188,184.23	51.34	265.12	(2,709.64)	(3,080.06)	(8,820.62)	(40,168.32)	31,929.35	145,200.97

(2)  On April 26, 2024, the American Century VP Capital Appreciation Fund merged into Lincoln LVIP American Century Capital Appreciation Fund.

(3)  On April 26, 2024, the American Century VP Disciplined Core Value Fund merged into Lincoln LVIP American Century Disciplined Core Value Fund. On May 1, 2026, the LVIP American Century Disciplined Core Value Fund will be renamed to the LVIP Avantis Large Cap Value Fund.

(5)  On April 26, 2024, the American Century VP Inflation Protection Portfolio merged into Lincoln LVIP American Century Inflation Protection Fund.

(6)  On April 26, 2024, the American Century VP International Portfolio merged into Lincoln LVIP American Century International Fund.

(7)  On April 26, 2024, the American Century VP Large Company Value Fund merged into Lincoln LVIP American Century Large Company Value Fund.

(8)  On April 26, 2024, the American Century VP Ultra Class 2 merged into Lincoln LVIP American Century Ultra Class 2 Fund.

(9)  On April 26, 2024, the American Century VP Ultra Portfolio merged into Lincoln LVIP American Century Ultra Fund.

(10) On April 26, 2024, the American Century VP Value Class 2 merged into Lincoln LVIP American Century Value Fund.

(11) On April 26, 2024, the American Century VP Value Portfolio merged into Lincoln LVIP American Century Value Fund.

(15) On July 28, 2025, the Neuberger Berman Trust Sustainable Equity Portfolio was renamed to the Neuberger Berman Quality Equity Portfolio Class I.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended December 31, 2025, 2024, 2023, 2022, and 2021 are shown below. Information for the years ended December 31, 2025, 2024, 2023, 2022, and 2021 reflects the adoption of AICPA Statement of Position 03-5, Financial Highlights of Separate Accounts. Certain ratios presented for the prior years reflect the presentation used in the current year.

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
AB VPS Balanced Hedged Allocation Portfolio (g)
2025	5,596.92	—	$16.45	$—	$92,059	$—	1.86%	1.40%	—	15.74%	—
2024	5,559.72	—	$14.21	$—	$79,011	$—	1.75%	1.40%	—	7.06%	—
2023	5,455.10	—	$13.27	$—	$72,409	$—	0.89%	1.40%	—	11.11%	—
2022	5,287.64	—	$11.95	$—	$63,171	$—	3.22%	1.40%	—	(20.29)%	—
2021	5,354.78	—	$14.99	$—	$80,252	$—	0.26%	1.40%	—	11.80%	—
AB VPS Discovery Value Portfolio Class A (f)
2025	—	26,275.07	$—	$54.36	$—	$1,428,392	0.84%	—	1.40%	—	1.46%
2024	—	25,018.74	$—	$53.58	$—	$1,340,471	0.87%	—	1.40%	—	8.49%
2023	—	32,443.18	$—	$49.39	$—	$1,602,283	1.08%	—	1.40%	—	15.56%
2022	—	34,527.57	$—	$42.74	$—	$1,475,565	1.15%	—	1.40%	—	(16.79)%
2021	—	37,998.66	$—	$51.36	$—	$1,951,661	0.76%	—	1.40%	—	34.07%
AB VPS Discovery Value Portfolio Class B (f)
2025	248.13	—	$18.28	$—	$4,535	$—	0.59%	1.40%	—	1.22%	—
2024	248.13	—	$18.06	$—	$4,481	$—	1.00%	1.40%	—	8.19%	—
2023	2,599.28	—	$16.69	$—	$43,384	$—	0.80%	1.40%	—	15.25%	—
2022	2,739.50	—	$14.48	$—	$39,673	$—	0.88%	1.40%	—	(16.98)%	—
2021	3,251.69	—	$17.44	$—	$56,722	$—	0.60%	1.40%	—	33.73%	—
AB VPS International Value B Portfolio
2025	1,353.43	—	$16.41	$—	$22,212	$—	2.19%	1.40%	—	39.32%	—
2024	1,451.83	—	$11.78	$—	$17,102	$—	2.30%	1.40%	—	3.35%	—
2023	1,583.28	—	$11.40	$—	$18,046	$—	0.61%	1.40%	—	13.25%	—
2022	1,867.79	—	$10.06	$—	$18,798	$—	4.36%	1.40%	—	(14.99)%	—
2021	1,867.88	—	$11.84	$—	$22,113	$—	1.71%	1.40%	—	9.32%	—
AB VPS International Value Fund
2025	—	91,381.56	$—	$24.28	$—	$2,219,062	2.39%	—	1.40%	—	39.74%
2024	—	106,133.47	$—	$17.38	$—	$1,844,363	2.61%	—	1.40%	—	3.60%
2023	—	112,591.78	$—	$16.77	$—	$1,888,575	0.79%	—	1.40%	—	13.56%
2022	—	130,026.79	$—	$14.77	$—	$1,920,578	4.83%	—	1.40%	—	(14.80)%
2021	—	131,657.74	$—	$17.34	$—	$2,282,571	2.01%	—	1.40%	—	9.55%
AB VPS Relative Value Portfolio (f)
2025	—	2,117.86	$—	$17.67	$—	$37,426	1.12%	—	1.40%	—	8.95%
2024	—	2,119.02	$—	$16.22	$—	$34,372	1.45%	—	1.40%	—	11.45%
2023	—	2,264.75	$—	$14.55	$—	$32,962	1.53%	—	1.40%	—	10.48%
2022	—	2,487.53	$—	$13.17	$—	$32,769	1.47%	—	1.40%	—	(5.51)%
2021	—	2,790.17	$—	$13.94	$—	$38,900	0.80%	—	1.40%	—	26.39%
AB VPS Sustainable International Thematic Portfolio (e) (g)
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	—	—	—	—	—
2023	—	5,763.20	$—	$22.21	$—	$128,002	—	—	1.40%	—	11.08%
2022	—	6,698.24	$—	$19.99	$—	$133,929	—	—	1.40%	—	(28.61)%
2021	—	6,631.96	$—	$28.01	$—	$185,751	—	—	1.40%	—	6.75%

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
Alger Capital Appreciation Fund
2025	—	19,792.06	$—	$100.89	$—	$1,996,761	—	—	1.40%	—	31.04%
2024	—	23,379.96	$—	$76.99	$—	$1,800,075	—	—	1.40%	—	46.07%
2023	—	25,723.28	$—	$52.71	$—	$1,355,844	—	—	1.40%	—	41.16%
2022	—	33,874.21	$—	$37.34	$—	$1,264,866	—	—	1.40%	—	(37.40)%
2021	—	43,712.10	$—	$59.65	$—	$2,607,354	—	—	1.40%	—	17.48%
Alger Large Cap Growth Fund
2025	—	98,050.95	$—	$102.34	$—	$10,034,609	—	—	1.40%	—	28.47%
2024	—	119,825.60	$—	$79.66	$—	$9,545,398	—	—	1.40%	—	40.90%
2023	—	139,918.55	$—	$56.54	$—	$7,910,770	—	—	1.40%	—	30.84%
2022	—	147,037.97	$—	$43.21	$—	$6,353,749	—	—	1.40%	—	(39.50)%
2021	—	142,954.09	$—	$71.43	$—	$10,210,740	—	—	1.40%	—	10.30%
Alger Small Cap Growth Fund
2025	—	19,984.18	$—	$41.06	$—	$820,587	—	—	1.40%	—	4.45%
2024	—	22,984.70	$—	$39.31	$—	$903,602	0.36%	—	1.40%	—	6.62%
2023	—	24,500.53	$—	$36.87	$—	$903,357	—	—	1.40%	—	14.89%
2022	—	27,142.36	$—	$32.09	$—	$871,097	—	—	1.40%	—	(38.87)%
2021	—	27,258.84	$—	$52.50	$—	$1,431,123	—	—	1.40%	—	(7.36)%
Allspring VT Discovery SMID Cap Growth Fund (f) (h)
2025	—	25,952.50	$—	$77.35	$—	$2,007,318	—	—	1.40%	—	3.93%
2024	—	27,541.11	$—	$74.42	$—	$2,049,629	—	—	1.40%	—	16.49%
2023	—	32,859.78	$—	$63.89	$—	$2,099,338	—	—	1.40%	—	18.49%
2022	—	35,319.64	$—	$53.92	$—	$1,904,436	—	—	1.40%	—	(38.71)%
2021	—	33,818.56	$—	$87.97	$—	$2,975,089	—	—	1.40%	—	(6.36)%
Allspring VT Opportunity Fund (h)
2025	—	21,822.40	$—	$93.11	$—	$2,031,906	0.05%	—	1.40%	—	5.24%
2024	—	24,269.68	$—	$88.48	$—	$2,147,302	0.05%	—	1.40%	—	13.44%
2023	—	25,662.98	$—	$77.99	$—	$2,001,492	—	—	1.40%	—	24.76%
2022	—	28,175.62	$—	$62.52	$—	$1,761,402	—	—	1.40%	—	(21.90)%
2021	—	34,233.16	$—	$80.05	$—	$2,740,209	0.04%	—	1.40%	—	23.05%
American Century VP Capital Appreciation Fund (e)
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	—	—	—	—	—
2023	892.34	—	$19.90	$—	$17,755	$—	—	1.40%	—	18.89%	—
2022	877.69	—	$16.74	$—	$14,689	$—	—	1.40%	—	(29.24)%	—
2021	1,181.71	—	$23.65	$—	$27,948	$—	—	1.40%	—	9.51%	—
American Century VP Disciplined Core Value Fund (e)
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	1.37%	—	—	—	—
2023	—	55,578.77	$—	$33.61	$—	$1,868,011	1.54%	—	1.40%	—	7.16%
2022	—	60,635.44	$—	$31.37	$—	$1,901,879	1.84%	—	1.40%	—	(13.94)%
2021	—	65,076.05	$—	$36.45	$—	$2,371,784	1.07%	—	1.40%	—	21.94%
American Century VP Growth (e)
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	—	—	—	—	—
2023	13,709.42	—	$27.56	$—	$377,859	$—	—	1.40%	—	41.16%	—
2022	15,252.33	—	$19.53	$—	$297,814	$—	—	1.40%	—	(32.29)%	—
2021	16,287.75	—	$28.84	$—	$469,664	$—	—	1.40%	—	25.38%	—

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
American Century VP Inflation Protection Portfolio (e)
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	1.99%	—	—	—	—
2023	—	40,382.82	$—	$14.48	$—	$584,565	3.60%	—	1.40%	—	2.17%
2022	—	45,844.81	$—	$14.17	$—	$649,525	5.34%	—	1.40%	—	(14.08)%
2021	—	50,588.39	$—	$16.49	$—	$834,169	3.36%	—	1.40%	—	5.14%
American Century VP International Portfolio (e)
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	3.73%	—	—	—	—
2023	—	109,593.02	$—	$23.55	$—	$2,580,631	1.40%	—	1.40%	—	11.02%
2022	—	118,386.77	$—	$21.21	$—	$2,510,995	1.50%	—	1.40%	—	(25.79)%
2021	—	109,668.23	$—	$28.58	$—	$3,134,611	0.17%	—	1.40%	—	7.25%
American Century VP Large Company Value (e)
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	2.13%	—	—	—	—
2023	3,478.41	—	$16.67	$—	$58,002	$—	2.44%	1.40%	—	2.35%	—
2022	3,478.41	—	$16.29	$—	$56,673	$—	1.98%	1.40%	—	(1.83)%	—
2021	3,478.41	—	$16.60	$—	$57,729	$—	1.24%	1.40%	—	19.85%	—
American Century VP Ultra Class 2 (e)
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	—	—	—	—	—
2023	14,216.25	—	$30.04	$—	$427,126	$—	—	1.40%	—	41.30%	—
2022	15,922.73	—	$21.26	$—	$338,579	$—	—	1.40%	—	(33.39)%	—
2021	16,894.31	—	$31.93	$—	$539,356	$—	—	1.40%	—	21.29%	—
American Century VP Ultra Portfolio (e)
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	—	—	—	—	—
2023	—	3,238.91	$—	$55.80	$—	$180,731	—	—	1.40%	—	41.53%
2022	—	2,135.92	$—	$39.43	$—	$84,209	—	—	1.40%	—	(33.31)%
2021	—	2,143.50	$—	$59.12	$—	$126,717	—	—	1.40%	—	21.46%
American Century VP Value Class 2 (e)
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	2.53%	—	—	—	—
2023	979.30	—	$17.45	$—	$17,085	$—	2.25%	1.40%	—	7.52%	—
2022	1,388.13	—	$16.23	$—	$22,525	$—	1.97%	1.40%	—	(1.07)%	—
2021	3,439.53	—	$16.40	$—	$56,419	$—	1.57%	1.40%	—	22.56%	—
American Century VP Value Portfolio (e)
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	2.67%	—	—	—	—
2023	—	47,074.97	$—	$50.87	$—	$2,394,718	2.37%	—	1.40%	—	7.59%
2022	—	53,008.46	$—	$47.28	$—	$2,506,231	2.16%	—	1.40%	—	(0.85)%
2021	—	59,824.44	$—	$47.68	$—	$2,852,599	1.73%	—	1.40%	—	22.79%
American Funds AFIS American High-Income Trust (h)
2025	3,012.06	—	$15.63	$—	$47,072	$—	5.44%	1.40%	—	6.44%	—
2024	3,545.54	—	$14.68	$—	$52,055	$—	5.74%	1.40%	—	7.86%	—
2023	3,693.26	—	$13.61	$—	$50,271	$—	6.12%	1.40%	—	10.63%	—
2022	3,815.15	—	$12.30	$—	$46,938	$—	6.98%	1.40%	—	(10.78)%	—
2021	3,953.17	—	$13.79	$—	$54,513	$—	3.65%	1.40%	—	6.69%	—

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
American Funds AFIS Asset Allocation Fund
2025	4,497.65	—	$21.10	$—	$94,906	$—	1.81%	1.40%	—	13.99%	—
2024	4,736.14	—	$18.51	$—	$87,671	$—	1.84%	1.40%	—	14.49%	—
2023	6,103.17	—	$16.17	$—	$98,676	$—	1.79%	1.40%	—	12.45%	—
2022	5,666.31	—	$14.38	$—	$81,468	$—	1.82%	1.40%	—	(14.85)%	—
2021	14,112.09	—	$16.89	$—	$238,293	$—	1.35%	1.40%	—	13.25%	—
American Funds AFIS Capital World Bond Fund
2025	1,018.52	—	$9.01	$—	$9,174	$—	2.60%	1.40%	—	7.53%	—
2024	1,454.86	—	$8.38	$—	$12,186	$—	1.89%	1.40%	—	(4.67)%	—
2023	1,507.63	—	$8.79	$—	$13,247	$—	—	1.40%	—	4.43%	—
2022	1,507.63	—	$8.41	$—	$12,685	$—	0.22%	1.40%	—	(18.98)%	—
2021	5,038.74	—	$10.38	$—	$52,324	$—	1.09%	1.40%	—	(6.49)%	—
American Funds AFIS Capital World Growth & Income Fund (h)
2025	4,265.04	—	$24.01	$—	$102,416	$—	1.24%	1.40%	—	22.74%	—
2024	4,489.81	—	$19.56	$—	$87,836	$—	1.44%	1.40%	—	12.11%	—
2023	5,126.12	—	$17.45	$—	$89,449	$—	1.71%	1.40%	—	18.99%	—
2022	5,319.14	—	$14.67	$—	$78,005	$—	2.12%	1.40%	—	(18.71)%	—
2021	6,540.55	—	$18.04	$—	$117,992	$—	1.47%	1.40%	—	12.88%	—
American Funds AFIS Global Small Capitalization Fund
2025	1,563.31	—	$17.48	$—	$27,329	$—	0.16%	1.40%	—	12.75%	—
2024	2,058.79	—	$15.50	$—	$31,921	$—	0.83%	1.40%	—	0.70%	—
2023	2,089.58	—	$15.40	$—	$32,175	$—	0.03%	1.40%	—	14.19%	—
2022	2,098.31	—	$13.48	$—	$28,295	$—	—	1.40%	—	(30.66)%	—
2021	2,034.40	—	$19.45	$—	$39,563	$—	—	1.40%	—	4.96%	—
American Funds AFIS Growth-Income Fund
2025	6,466.34	—	$30.63	$—	$198,045	$—	0.73%	1.40%	—	16.14%	—
2024	6,655.27	—	$26.37	$—	$175,500	$—	0.89%	1.40%	—	22.19%	—
2023	7,631.42	—	$21.58	$—	$164,691	$—	1.17%	1.40%	—	24.09%	—
2022	7,918.15	—	$17.39	$—	$137,704	$—	1.07%	1.40%	—	(17.86)%	—
2021	9,189.30	—	$21.17	$—	$194,549	$—	0.95%	1.40%	—	22.09%	—
American Funds AFIS New World Fund
2025	188.09	—	$20.44	$—	$3,844	$—	0.88%	1.40%	—	26.16%	—
2024	186.61	—	$16.20	$—	$3,023	$—	1.01%	1.40%	—	4.85%	—
2023	282.92	—	$15.45	$—	$4,371	$—	0.75%	1.40%	—	14.07%	—
2022	1,005.31	—	$13.54	$—	$13,615	$—	1.15%	1.40%	—	(23.33)%	—
2021	1,791.31	—	$17.66	$—	$31,640	$—	0.66%	1.40%	—	3.18%	—
Blackrock Advantage SMID Cap V.I. Fund (h)
2025	587.66	—	$23.01	$—	$13,523	$—	1.56%	1.40%	—	9.34%	—
2024	587.66	—	$21.04	$—	$12,367	$—	1.45%	1.40%	—	10.15%	—
2023	587.66	—	$19.11	$—	$11,228	$—	1.93%	1.40%	—	17.00%	—
2022	786.45	—	$16.33	$—	$12,843	$—	1.78%	1.40%	—	(17.83)%	—
2021	777.47	—	$19.87	$—	$15,451	$—	1.15%	1.40%	—	11.78%	—
Blackrock Equity Dividend V.I. Fund
2025	10,368.05	—	$24.04	$—	$249,232	$—	1.95%	1.40%	—	19.64%	—
2024	12,450.77	—	$20.09	$—	$250,159	$—	2.27%	1.40%	—	8.18%	—
2023	14,858.97	—	$18.57	$—	$275,978	$—	1.78%	1.40%	—	10.45%	—
2022	16,417.32	—	$16.82	$—	$276,078	$—	1.49%	1.40%	—	(5.43)%	—
2021	17,551.39	—	$17.78	$—	$312,088	$—	1.29%	1.40%	—	18.64%	—

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
Blackrock Government Money Market V.I. Fund
2025	66,743.26	—	$10.64	$—	$710,011	$—	4.29%	1.40%	—	2.62%	—
2024	111,469.74	—	$10.37	$—	$1,155,528	$—	4.21%	1.40%	—	3.55%	—
2023	64,990.50	—	$10.01	$—	$650,600	$—	4.74%	1.40%	—	3.41%	—
2022	28,480.31	—	$9.68	$—	$275,711	$—	1.37%	1.40%	—	0.01%	—
2021	33,041.41	—	$9.68	$—	$319,844	$—	—	1.40%	—	(1.38)%	—
BNY Mellon Appreciation Portfolio
2025	—	4,554.38	$—	$51.72	$—	$235,558	0.36%	—	1.40%	—	8.55%
2024	—	5,158.83	$—	$47.65	$—	$245,800	0.42%	—	1.40%	—	11.23%
2023	—	5,465.68	$—	$42.83	$—	$234,119	0.71%	—	1.40%	—	19.30%
2022	—	6,704.08	$—	$35.90	$—	$240,704	0.70%	—	1.40%	—	(19.20)%
2021	—	6,785.72	$—	$44.43	$—	$301,514	0.44%	—	1.40%	—	25.37%
BNY Mellon VIF Small Cap Portfolio (d)
2025	—	5,541.06	$—	$26.65	$—	$147,677	0.64%	—	1.40%	—	9.45%
2024	—	5,510.03	$—	$24.35	$—	$134,169	0.71%	—	1.40%	—	3.16%
2023	—	5,906.27	$—	$23.60	$—	$139,413	0.34%	—	1.40%	—	7.78%
2022	—	7,774.30	$—	$21.90	$—	$170,268	—	—	1.40%	—	(17.77)%
2021	—	9,455.72	$—	$26.63	$—	$251,850	0.13%	—	1.40%	—	14.85%
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
2025	—	8,358.78	$—	$37.94	$—	$317,166	0.25%	—	1.40%	—	14.37%
2024	—	8,692.47	$—	$33.18	$—	$288,391	0.51%	—	1.40%	—	23.15%
2023	—	8,879.80	$—	$26.94	$—	$239,226	0.74%	—	1.40%	—	22.12%
2022	—	9,697.17	$—	$22.06	$—	$213,935	0.54%	—	1.40%	—	(23.94)%
2021	—	9,725.54	$—	$29.00	$—	$282,085	0.74%	—	1.40%	—	25.24%
DWS CROCI® U.S. VIP (e)
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	4.58%	—	—	—	—
2023	—	7,981.20	$—	$18.37	$—	$146,605	1.36%	—	1.40%	—	18.71%
2022	—	8,245.46	$—	$15.47	$—	$127,587	1.78%	—	1.40%	—	(16.83)%
2021	—	11,782.67	$—	$18.61	$—	$219,225	1.62%	—	1.40%	—	24.52%
DWS Small Cap Index Fund
2025	—	713.49	$—	$50.15	$—	$35,784	1.34%	—	1.40%	—	11.08%
2024	—	696.53	$—	$45.15	$—	$31,449	1.14%	—	1.40%	—	9.60%
2023	—	682.47	$—	$41.20	$—	$28,115	1.36%	—	1.40%	—	15.15%
2022	—	898.54	$—	$35.78	$—	$32,146	0.72%	—	1.40%	—	(21.73)%
2021	—	1,803.82	$—	$45.71	$—	$82,452	0.84%	—	1.40%	—	12.92%
DWS Small Mid Cap Value Portfolio
2025	—	32,441.19	$—	$38.67	$—	$1,254,512	0.55%	—	1.40%	—	16.22%
2024	—	32,537.13	$—	$33.27	$—	$1,082,635	0.79%	—	1.40%	—	4.32%
2023	—	34,267.78	$—	$31.90	$—	$1,093,022	0.79%	—	1.40%	—	13.01%
2022	—	35,693.88	$—	$28.23	$—	$1,007,461	0.50%	—	1.40%	—	(17.30)%
2021	—	38,748.27	$—	$34.13	$—	$1,322,399	0.90%	—	1.40%	—	28.24%

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
Fidelity VIP Contrafund Class 2 Portfolio
2025	—	60,546.95	$—	$134.64	$—	$8,151,812	0.13%	—	1.40%	—	19.80%
2024	—	72,162.67	$—	$112.38	$—	$8,109,751	0.18%	—	1.40%	—	31.93%
2023	—	86,945.41	$—	$85.18	$—	$7,406,383	0.47%	—	1.40%	—	31.61%
2022	—	96,844.86	$—	$64.72	$—	$6,268,104	0.53%	—	1.40%	—	(27.33)%
2021	—	105,378.29	$—	$89.06	$—	$9,385,512	0.06%	—	1.40%	—	26.07%
Fidelity VIP Contrafund Initial Class
2025	8,250.05	—	$36.65	$—	$302,363	$—	—	1.40%	—	19.52%	—
2024	8,493.22	—	$30.66	$—	$260,437	$—	0.04%	1.40%	—	31.59%	—
2023	13,407.69	—	$23.30	$—	$312,436	$—	0.26%	1.40%	—	31.28%	—
2022	14,570.52	—	$17.75	$—	$258,627	$—	0.26%	1.40%	—	(27.50)%	—
2021	18,511.43	—	$24.48	$—	$453,231	$—	0.03%	1.40%	—	25.75%	—
Fidelity VIP Disciplined Small Cap Fund
2025	11,402.70	—	$23.31	$—	$265,803	$—	0.77%	1.40%	—	15.47%	—
2024	13,512.45	—	$20.19	$—	$272,779	$—	0.84%	1.40%	—	14.95%	—
2023	15,860.16	—	$17.56	$—	$278,531	$—	0.79%	1.40%	—	19.00%	—
2022	23,264.89	—	$14.76	$—	$343,326	$—	0.65%	1.40%	—	(19.58)%	—
2021	28,198.01	—	$18.35	$—	$517,431	$—	0.17%	1.40%	—	18.73%	—
Fidelity VIP Dynamic Capital Appreciation Fund
2025	11,148.76	—	$34.47	$—	$384,298	$—	0.40%	1.40%	—	16.85%	—
2024	13,302.27	—	$29.50	$—	$392,403	$—	0.05%	1.40%	—	23.45%	—
2023	14,428.22	—	$23.90	$—	$344,770	$—	0.14%	1.40%	—	26.95%	—
2022	22,566.48	—	$18.82	$—	$424,763	$—	0.11%	1.40%	—	(22.14)%	—
2021	26,157.61	—	$24.18	$—	$632,364	$—	0.12%	1.40%	—	22.55%	—
Fidelity VIP Equity Income Portfolio
2025	—	60,989.94	$—	$57.13	$—	$3,484,257	1.77%	—	1.40%	—	17.38%
2024	—	76,735.54	$—	$48.67	$—	$3,734,837	1.64%	—	1.40%	—	13.74%
2023	—	99,392.04	$—	$42.79	$—	$4,253,155	1.88%	—	1.40%	—	9.12%
2022	—	115,285.65	$—	$39.21	$—	$4,520,845	1.93%	—	1.40%	—	(6.27)%
2021	—	127,077.24	$—	$41.84	$—	$5,316,550	1.87%	—	1.40%	—	23.17%
Fidelity VIP Freedom Income
2025	5,773.13	—	$12.87	$—	$74,276	$—	3.08%	1.40%	—	7.80%	—
2024	6,116.26	—	$11.94	$—	$73,000	$—	3.46%	1.40%	—	2.75%	—
2023	5,493.58	—	$11.62	$—	$63,812	$—	4.02%	1.40%	—	6.16%	—
2022	5,436.12	—	$10.94	$—	$59,478	$—	2.03%	1.40%	—	(13.47)%	—
2021	8,992.62	—	$12.64	$—	$113,708	$—	0.83%	1.40%	—	1.60%	—
Fidelity VIP Government Money Market Portfolio
2025	—	211,957.18	$—	$12.07	$—	$2,558,656	4.10%	—	1.40%	—	2.59%
2024	—	283,588.71	$—	$11.77	$—	$3,336,836	5.02%	—	1.40%	—	3.54%
2023	—	297,764.88	$—	$11.36	$—	$3,383,959	4.88%	—	1.40%	—	3.35%
2022	—	363,793.47	$—	$11.00	$—	$4,000,418	1.32%	—	1.40%	—	(0.04)%
2021	—	421,562.23	$—	$11.00	$—	$4,637,358	0.01%	—	1.40%	—	(1.37)%
Fidelity VIP Growth Opportunities Fund
2025	4,789.76	—	$54.43	$—	$260,709	$—	—	1.40%	—	19.95%	—
2024	4,988.48	—	$45.38	$—	$226,356	$—	—	1.40%	—	36.63%	—
2023	5,854.40	—	$33.21	$—	$194,431	$—	—	1.40%	—	43.30%	—
2022	6,175.18	—	$23.18	$—	$143,113	$—	—	1.40%	—	(39.17)%	—
2021	7,290.37	—	$38.10	$—	$277,754	$—	—	1.40%	—	10.13%	—

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
Fidelity VIP Growth Portfolio
2025	—	63,727.63	$—	$110.29	$—	$7,028,724	0.28%	—	1.40%	—	13.31%
2024	—	88,334.70	$—	$97.34	$—	$8,598,177	0.00%	—	1.40%	—	28.57%
2023	—	95,928.42	$—	$75.70	$—	$7,262,238	0.12%	—	1.40%	—	34.36%
2022	—	104,849.13	$—	$56.34	$—	$5,907,679	0.66%	—	1.40%	—	(25.50)%
2021	—	109,419.59	$—	$75.63	$—	$8,275,387	—	—	1.40%	—	21.51%
Fidelity VIP High Income Portfolio
2025	—	65,791.40	$—	$22.87	$—	$1,504,833	6.39%	—	1.40%	—	8.84%
2024	—	76,660.15	$—	$21.02	$—	$1,611,065	5.95%	—	1.40%	—	7.45%
2023	—	80,279.60	$—	$19.56	$—	$1,570,101	5.44%	—	1.40%	—	8.95%
2022	—	98,742.08	$—	$17.95	$—	$1,772,485	5.30%	—	1.40%	—	(12.60)%
2021	—	104,039.34	$—	$20.54	$—	$2,136,761	5.11%	—	1.40%	—	2.97%
Fidelity VIP Index 500 II Portfolio										—	—
2025	—	151,312.90	$—	$83.54	$—	$12,641,427	1.14%	—	1.40%	—	16.15%
2024	—	162,790.50	$—	$71.93	$—	$11,709,390	1.23%	—	1.40%	—	23.16%
2023	—	191,543.20	$—	$58.40	$—	$11,186,850	1.45%	—	1.40%	—	24.45%
2022	—	206,128.07	$—	$46.93	$—	$9,673,112	1.52%	—	1.40%	—	(19.34)%
2021	—	222,816.64	$—	$58.18	$—	$12,963,641	1.25%	—	1.40%	—	26.80%
Fidelity VIP Index 500 Initial Class
2025	10,086.51	—	$32.81	$—	$330,982	$—	0.63%	1.40%	—	15.86%	—
2024	33,162.36	—	$28.32	$—	$939,246	$—	0.98%	1.40%	—	22.85%	—
2023	47,886.95	—	$23.05	$—	$1,104,007	$—	1.16%	1.40%	—	24.15%	—
2022	78,973.48	—	$18.57	$—	$1,466,580	$—	1.26%	1.40%	—	(19.54)%	—
2021	85,833.80	—	$23.08	$—	$1,981,198	$—	1.03%	1.40%	—	26.49%	—
Fidelity VIP Investment Grade Bond Portfolio
2025	—	119,127.46	$—	$19.48	$—	$2,320,418	3.56%	—	1.40%	—	5.74%
2024	—	122,666.64	$—	$18.42	$—	$2,259,609	3.50%	—	1.40%	—	0.37%
2023	—	123,685.09	$—	$18.35	$—	$2,269,956	2.53%	—	1.40%	—	4.74%
2022	—	134,960.81	$—	$17.52	$—	$2,364,834	2.23%	—	1.40%	—	(14.16)%
2021	—	153,263.61	$—	$20.41	$—	$3,128,594	2.01%	—	1.40%	—	(1.98)%
Fidelity VIP Mid Cap Class 2 Portfolio
2025	—	39,524.30	$—	$61.83	$—	$2,443,797	0.44%	—	1.40%	—	10.21%
2024	—	41,243.22	$—	$56.10	$—	$2,313,865	0.50%	—	1.40%	—	15.86%
2023	—	49,368.34	$—	$48.43	$—	$2,390,665	0.57%	—	1.40%	—	13.49%
2022	—	58,191.52	$—	$42.67	$—	$2,482,979	0.50%	—	1.40%	—	(15.92)%
2021	—	65,720.02	$—	$50.75	$—	$3,335,195	0.60%	—	1.40%	—	23.87%
Fidelity VIP Mid Cap Service Class
2025	11,933.34	—	$22.92	$—	$273,531	$—	0.19%	1.40%	—	9.95%	—
2024	18,837.11	—	$20.85	$—	$392,711	$—	0.34%	1.40%	—	15.54%	—
2023	20,427.27	—	$18.04	$—	$368,576	$—	0.31%	1.40%	—	13.22%	—
2022	28,350.42	—	$15.94	$—	$451,808	$—	0.28%	1.40%	—	(16.14)%	—
2021	29,696.20	—	$19.00	$—	$564,346	$—	0.36%	1.40%	—	23.57%	—
Fidelity VIP Overseas Portfolio
2025	—	60,814.26	$—	$30.11	$—	$1,831,037	1.58%	—	1.40%	—	18.73%
2024	—	67,898.68	$—	$25.36	$—	$1,721,880	1.58%	—	1.40%	—	3.59%
2023	—	76,109.38	$—	$24.48	$—	$1,863,237	0.98%	—	1.40%	—	18.85%
2022	—	91,568.67	$—	$20.60	$—	$1,886,232	1.11%	—	1.40%	—	(25.53)%
2021	—	95,888.03	$—	$27.66	$—	$2,652,264	0.50%	—	1.40%	—	18.04%

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
Fidelity VIP Real Estate Portfolio
2025	2,991.22	—	$11.96	$—	$35,780	$—	1.91%	1.40%	—	1.47%	—
2024	3,321.98	—	$11.79	$—	$39,160	$—	2.42%	1.40%	—	4.77%	—
2023	9,272.13	—	$11.25	$—	$104,325	$—	2.31%	1.40%	—	9.36%	—
2022	9,969.75	—	$10.29	$—	$102,571	$—	1.13%	1.40%	—	(28.69)%	—
2021	11,478.00	—	$14.43	$—	$165,603	$—	0.93%	1.40%	—	36.73%	—
Fidelity VIP Value Strategies Portfolio
2025	—	1,091.54	$—	$73.19	$—	$79,893	1.14%	—	1.40%	—	6.49%
2024	—	1,056.09	$—	$68.73	$—	$72,585	0.64%	—	1.40%	—	7.88%
2023	—	2,331.56	$—	$63.71	$—	$148,548	1.01%	—	1.40%	—	19.18%
2022	—	4,691.02	$—	$53.46	$—	$250,768	1.24%	—	1.40%	—	(8.31)%
2021	—	3,677.67	$—	$58.30	$—	$214,414	1.30%	—	1.40%	—	31.75%
Franklin Templeton VIP Allocation
2025	340.30	—	$17.05	$—	$5,803	$—	1.74%	1.40%	—	10.97%	—
2024	340.30	—	$15.37	$—	$5,229	$—	1.84%	1.40%	—	7.37%	—
2023	340.30	—	$14.31	$—	$4,870	$—	1.27%	1.40%	—	13.04%	—
2022	340.30	—	$12.66	$—	$4,308	$—	1.53%	1.40%	—	(17.35)%	—
2021	340.30	—	$15.32	$—	$5,212	$—	1.58%	1.40%	—	9.99%	—
Franklin Templeton VIP Developing Market
2025	1,582.30	—	$21.98	$—	$34,780	$—	0.43%	1.40%	—	44.07%	—
2024	2,283.13	—	$15.26	$—	$34,833	$—	3.88%	1.40%	—	6.01%	—
2023	2,707.02	—	$14.39	$—	$38,958	$—	1.93%	1.40%	—	10.99%	—
2022	2,753.23	—	$12.97	$—	$35,700	$—	2.25%	1.40%	—	(23.08)%	—
2021	3,954.90	—	$16.86	$—	$66,669	$—	0.77%	1.40%	—	(7.20)%	—
Franklin Templeton VIP Foreign Securities
2025	—	42,702.12	$—	$22.24	$—	$949,596	2.38%	—	1.40%	—	27.41%
2024	—	51,945.04	$—	$17.45	$—	$906,634	2.39%	—	1.40%	—	(2.38)%
2023	—	54,675.69	$—	$17.88	$—	$977,536	3.33%	—	1.40%	—	19.09%
2022	—	70,283.14	$—	$15.01	$—	$1,055,128	3.17%	—	1.40%	—	(8.88)%
2021	—	71,524.60	$—	$16.48	$—	$1,178,422	1.86%	—	1.40%	—	2.72%
Franklin Templeton VIP Global Bond
2025	2,084.05	—	$8.67	$—	$18,067	$—	—	1.40%	—	13.97%	—
2024	2,510.45	—	$7.61	$—	$19,097	$—	—	1.40%	—	(12.66)%	—
2023	2,562.01	—	$8.71	$—	$22,314	$—	—	1.40%	—	1.40%	—
2022	3,684.18	—	$8.59	$—	$31,644	$—	—	1.40%	—	(6.44)%	—
2021	4,486.12	—	$9.18	$—	$41,182	$—	—	1.40%	—	(6.32)%	—
Franklin Templeton VIP Global Discovery Securities
2025	—	10,970.68	$—	$37.02	$—	$406,122	2.02%	—	1.40%	—	21.91%
2024	—	11,488.87	$—	$30.37	$—	$348,870	2.22%	—	1.40%	—	3.52%
2023	—	27,148.94	$—	$29.33	$—	$796,360	2.60%	—	1.40%	—	18.89%
2022	—	29,380.49	$—	$24.67	$—	$724,894	1.67%	—	1.40%	—	(5.84)%
2021	—	33,575.53	$—	$26.20	$—	$879,764	2.69%	—	1.40%	—	17.78%
Franklin Templeton VIP Global Real Estate
2025	—	15,503.63	$—	$17.46	$—	$270,681	1.43%	—	1.40%	—	6.44%
2024	—	17,358.65	$—	$16.40	$—	$284,740	1.81%	—	1.40%	—	(1.71)%
2023	—	17,859.59	$—	$16.69	$—	$298,044	2.86%	—	1.40%	—	9.90%
2022	—	17,946.05	$—	$15.19	$—	$272,520	2.37%	—	1.40%	—	(27.08)%
2021	—	22,585.15	$—	$20.83	$—	$470,345	0.86%	—	1.40%	—	25.04%

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
Franklin Templeton VIP Mutual Global Discovery Securities
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	—	—	—	—	—
2023	—	—	$—	$—	$—	$—	—	—	—	—	—
2022	—	—	$—	$—	$—	$—	1.70%	—	—	—	—
2021	994.25	—	$14.02	$—	$13,938	$—	2.26%	1.40%	—	17.34%	—
Franklin Templeton VIP Mutual Shares Securities
2025	—	15,669.56	$—	$29.82	$—	$467,338	1.99%	—	1.40%	—	9.98%
2024	—	18,711.17	$—	$27.12	$—	$507,424	1.98%	—	1.40%	—	9.72%
2023	—	19,030.16	$—	$24.72	$—	$470,353	1.91%	—	1.40%	—	11.90%
2022	—	27,327.18	$—	$22.09	$—	$603,597	1.86%	—	1.40%	—	(8.71)%
2021	—	30,737.81	$—	$24.19	$—	$743,696	2.80%	—	1.40%	—	17.52%
Franklin Templeton VIP Rising Dividends
2025	7,994.74	—	$25.33	$—	$202,472	$—	0.73%	1.40%	—	10.12%	—
2024	8,001.10	—	$23.00	$—	$184,013	$—	0.93%	1.40%	—	9.14%	—
2023	7,902.60	—	$21.07	$—	$166,526	$—	0.86%	1.40%	—	10.44%	—
2022	8,656.10	—	$19.08	$—	$165,159	$—	0.84%	1.40%	—	(11.91)%	—
2021	12,197.37	—	$21.66	$—	$264,195	$—	0.81%	1.40%	—	24.88%	—
Franklin Templeton VIP Small Cap Value
2025	—	5,743.17	$—	$45.51	$—	$261,353	1.16%	—	1.40%	—	6.17%
2024	—	6,637.99	$—	$42.86	$—	$284,529	0.93%	—	1.40%	—	10.15%
2023	—	7,441.04	$—	$38.91	$—	$289,564	0.53%	—	1.40%	—	11.19%
2022	—	10,760.00	$—	$35.00	$—	$376,578	1.10%	—	1.40%	—	(11.31)%
2021	—	13,173.00	$—	$39.46	$—	$519,795	1.03%	—	1.40%	—	23.63%
Franklin Templeton VIP Small-Midcap Growth II
2025	—	9,153.41	$—	$42.71	$—	$390,901	—	—	1.40%	—	1.10%
2024	—	9,428.66	$—	$42.24	$—	$398,280	—	—	1.40%	—	9.49%
2023	—	9,320.89	$—	$38.58	$—	$359,606	—	—	1.40%	—	24.99%
2022	—	10,029.28	$—	$30.87	$—	$309,571	—	—	1.40%	—	(34.61)%
2021	—	10,435.06	$—	$47.20	$—	$492,556	—	—	1.40%	—	8.49%
Franklin Templeton VIP Small-Midcap Growth IV
2025	760.58	—	$22.42	$—	$17,054	$—	—	1.40%	—	0.99%	—
2024	821.61	—	$22.20	$—	$18,242	$—	—	1.40%	—	9.34%	—
2023	3,665.69	—	$20.31	$—	$74,436	$—	—	1.40%	—	24.96%	—
2022	3,819.41	—	$16.25	$—	$62,068	$—	—	1.40%	—	(34.68)%	—
2021	5,609.70	—	$24.88	$—	$139,557	$—	—	1.40%	—	8.34%	—
Franklin Templeton VIP US Government
2025	—	18,644.97	$—	$11.16	$—	$208,012	3.43%	—	1.40%	—	5.53%
2024	—	21,743.51	$—	$10.57	$—	$229,870	3.09%	—	1.40%	—	0.09%
2023	—	27,558.37	$—	$10.56	$—	$291,088	3.38%	—	1.40%	—	3.31%
2022	—	35,761.60	$—	$10.22	$—	$365,620	2.70%	—	1.40%	—	(10.75)%
2021	—	38,665.69	$—	$11.46	$—	$442,926	2.35%	—	1.40%	—	(2.98)%
Goldman Sachs VIT Equity Index Fund Service Class (f)
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	—	—	—	—	—
2023	—	—	$—	$—	$—	$—	—	—	—	—	—
2022	17,857.05	—	$18.44	$—	$329,288	$—	1.13%	1.40%	—	(19.67)%	—
2021	19,016.25	—	$22.96	$—	$436,529	$—	0.97%	1.40%	—	26.43%	—

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
Goldman Sachs VIT Growth Opportunities Fund Service Class
2025	991.43	—	$25.89	$—	$25,671	$—	—	1.40%	—	5.88%	—
2024	991.52	—	$24.46	$—	$24,248	$—	—	1.40%	—	18.61%	—
2023	991.62	—	$20.62	$—	$20,446	$—	—	1.40%	—	16.82%	—
2022	991.77	—	$17.65	$—	$17,505	$—	—	1.40%	—	(27.32)%	—
2021	1,545.03	—	$24.29	$—	$37,522	$—	—	1.40%	—	9.94%	—
Goldman Sachs VIT High Quality Floating Rate Fund Service Class (g)										—	—
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	—	—	—	—	—
2023	—	—	$—	$—	$—	$—	—	—	—	—	—
2022	—	—	$—	$—	$—	$—	0.56%	—	—	—	—
2021	3,493.40	—	$9.86	$—	$34,453	$—	0.09%	1.40%	—	(1.40)%	—
Goldman Sachs VIT Small Cap Equity Insights Fund Service Class										—	—
2025	3,186.20	—	$23.43	$—	$74,659	$—	0.53%	1.40%	—	14.22%	—
2024	3,131.29	—	$20.52	$—	$64,240	$—	0.77%	1.40%	—	17.16%	—
2023	3,189.92	—	$17.51	$—	$55,856	$—	0.82%	1.40%	—	17.31%	—
2022	3,082.29	—	$14.93	$—	$46,006	$—	0.10%	1.40%	—	(20.75)%	—
2021	3,059.64	—	$18.83	$—	$57,621	$—	0.23%	1.40%	—	21.79%	—
Invesco I.O. V.I. Conservative Balanced Fund (e)										—	—
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	9.36%	—	—	—	—
2023	—	5,597.57	$—	$11.91	$—	$66,676	1.67%	—	1.40%	—	10.76%
2022	—	14,213.37	$—	$10.75	$—	$152,858	1.11%	—	1.40%	—	(18.16)%
2021	—	21,687.27	$—	$13.14	$—	$285,007	1.22%	—	1.40%	—	8.77%
Invesco I.O. V.I. Global Strategic Income Fund										—	—
2025	—	22,622.44	$—	$10.60	$—	$239,877	5.32%	—	1.40%	—	11.20%
2024	—	30,831.00	$—	$9.54	$—	$294,003	2.80%	—	1.40%	—	1.36%
2023	—	39,129.23	$—	$9.41	$—	$368,138	—	—	1.40%	—	7.10%
2022	—	42,901.25	$—	$8.78	$—	$376,860	—	—	1.40%	—	(12.93)%
2021	—	50,089.01	$—	$10.09	$—	$505,353	3.73%	—	1.40%	—	(4.90)%
Invesco I.O. V.I. Main Street Small Cap Fund										—	—
2025	—	4,660.41	$—	$18.23	$—	$84,965	0.24%	—	1.40%	—	6.94%
2024	—	4,614.71	$—	$17.05	$—	$78,672	—	—	1.40%	—	10.84%
2023	—	4,637.43	$—	$15.38	$—	$71,328	0.90%	—	1.40%	—	16.20%
2022	—	5,285.99	$—	$13.24	$—	$69,971	0.26%	—	1.40%	—	(17.20)%
2021	—	6,773.80	$—	$15.99	$—	$108,294	0.15%	—	1.40%	—	20.57%
Invesco V.I. Discovery Mid Cap Growth Fund										—	—
2025	—	21,653.71	$—	$16.32	$—	$353,370	—	—	1.40%	—	3.34%
2024	—	21,902.21	$—	$15.79	$—	$345,869	—	—	1.40%	—	22.50%
2023	—	24,545.53	$—	$12.89	$—	$316,416	—	—	1.40%	—	11.59%
2022	—	26,468.45	$—	$11.55	$—	$305,761	—	—	1.40%	—	(31.94)%
2021	—	36,004.95	$—	$16.97	$—	$611,074	—	—	1.40%	—	17.45%

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
Invesco V.I. Discovery Mid Cap Growth Fund II
2025	3,687.11	—	$16.08	$—	$59,284	$—	—	1.40%	—	3.09%	—
2024	3,774.84	—	$15.60	$—	$58,876	$—	—	1.40%	—	22.19%	—
2023	4,885.34	—	$12.76	$—	$62,357	$—	—	1.40%	—	11.30%	—
2022	5,172.12	—	$11.47	$—	$59,317	$—	—	1.40%	—	(32.08)%	—
2021	5,221.62	—	$16.89	$—	$88,173	$—	—	1.40%	—	17.15%	—
Invesco V.I. Diversified Dividend Fund
2025	2,908.15	—	$19.14	$—	$55,666	$—	1.40%	1.40%	—	13.84%	—
2024	2,897.44	—	$16.81	$—	$48,717	$—	1.72%	1.40%	—	11.39%	—
2023	2,667.41	—	$15.10	$—	$40,265	$—	1.80%	1.40%	—	7.27%	—
2022	2,624.79	—	$14.07	$—	$36,936	$—	1.40%	1.40%	—	(3.28)%	—
2021	4,688.92	—	$14.55	$—	$68,218	$—	1.99%	1.40%	—	16.96%	—
Invesco V.I. Equity & Income Fund (e)
2025	915.28	3,747.38	$19.66	$11.81	$17,994	$44,252	1.95%	1.40%	1.40%	10.96%	10.96%
2024	872.15	4,282.11	$17.72	$10.64	$15,452	$45,572	2.02%	1.40%	1.40%	10.35%	—
2023	782.30	—	$16.06	$—	$12,561	$—	1.87%	1.40%	—	8.72%	—
2022	712.91	—	$14.77	$—	$10,528	$—	1.37%	1.40%	—	(8.99)%	—
2021	2,019.82	—	$16.23	$—	$32,775	$—	0.69%	1.40%	—	16.72%	—
Invesco V.I. Global Real Estate
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	—	—	—	—	—
2023	—	—	$—	$—	$—	$—	—	—	—	—	—
2022	180.76	—	$9.41	$—	$1,700	$—	2.66%	1.40%	—	(26.18)%	—
2021	154.82	—	$12.74	$—	$1,973	$—	2.52%	1.40%	—	23.71%	—
Invesco V.I. Government Securities Fund
2025	3,228.52	—	$9.79	$—	$31,594	$—	2.80%	1.40%	—	5.48%	—
2024	3,680.86	—	$9.28	$—	$34,150	$—	2.38%	1.40%	—	0.06%	—
2023	3,497.14	—	$9.27	$—	$32,426	$—	1.81%	1.40%	—	3.02%	—
2022	3,450.87	—	$9.00	$—	$31,059	$—	1.78%	1.40%	—	(11.81)%	—
2021	4,370.34	—	$10.21	$—	$44,603	$—	2.22%	1.40%	—	(3.78)%	—
Invesco V.I. Health Care Fund
2025	—	15,619.83	$—	$34.13	$—	$533,124	—	—	1.40%	—	13.73%
2024	—	35,697.28	$—	$30.01	$—	$1,071,274	—	—	1.40%	—	2.72%
2023	—	38,051.96	$—	$29.22	$—	$1,111,739	—	—	1.40%	—	1.60%
2022	—	47,313.50	$—	$28.76	$—	$1,360,537	—	—	1.40%	—	(14.51)%
2021	—	50,885.75	$—	$33.64	$—	$1,711,683	0.20%	—	1.40%	—	10.75%
Invesco V.I. High Yield Fund
2025	1,867.58	—	$12.99	$—	$24,260	$—	6.23%	1.40%	—	4.88%	—
2024	2,667.67	—	$12.39	$—	$33,040	$—	5.50%	1.40%	—	6.10%	—
2023	2,764.43	—	$11.67	$—	$32,271	$—	5.08%	1.40%	—	8.26%	—
2022	2,764.43	—	$10.78	$—	$29,809	$—	4.59%	1.40%	—	(10.79)%	—
2021	2,764.43	—	$12.09	$—	$33,415	$—	4.69%	1.40%	—	2.57%	—
Invesco V.I. International Growth Fund
2025	155.18	—	$15.26	$—	$2,368	$—	0.22%	1.40%	—	14.62%	—
2024	1,051.27	—	$13.31	$—	$13,994	$—	1.54%	1.40%	—	(1.05)%	—
2023	1,035.03	—	$13.45	$—	$13,925	$—	—	1.40%	—	16.24%	—
2022	1,035.03	—	$11.57	$—	$11,979	$—	1.63%	1.40%	—	(19.63)%	—
2021	2,615.21	—	$14.40	$—	$37,661	$—	1.09%	1.40%	—	4.15%	—

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
Invesco V.I. Technology Fund
2025	—	39,968.35	$—	$27.21	$—	$1,087,597	—	—	1.40%	—	18.80%
2024	—	48,098.40	$—	$22.90	$—	$1,101,681	—	—	1.40%	—	32.40%
2023	—	47,045.69	$—	$17.30	$—	$813,880	—	—	1.40%	—	44.92%
2022	—	54,513.11	$—	$11.94	$—	$650,748	—	—	1.40%	—	(40.78)%
2021	—	55,251.53	$—	$20.16	$—	$1,113,742	—	—	1.40%	—	12.83%
JP Morgan Insurance Trust Small Cap Core Portfolio (f)
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	—	—	—	—	—
2023	—	—	$—	$—	$—	$—	2.24%	—	—	—	—
2022	—	18,445.32	$—	$38.61	$—	$712,253	0.48%	—	1.40%	—	(20.47)%
2021	—	19,267.66	$—	$48.55	$—	$935,454	0.51%	—	1.40%	—	19.71%
LVIP American Century Capital Appreciation Fund (e)
2025	1,852.92	—	$12.07	$—	$22,368	$—	—	1.40%	—	5.09%	—
2024	1,871.13	—	$11.49	$—	$21,494	$—	—	1.40%	—	—	—
2023	—	—	$—	$—	$—	$—	—	—	—	—	—
2022	—	—	$—	$—	$—	$—	—	—	—	—	—
2021	—	—	$—	$—	$—	$—	—	—	—	—	—
LVIP American Century Disciplined Core Value Fund (d) (e)
2025	—	136,673.76	$—	$11.99	$—	$1,638,398	1.56%	—	1.40%	—	13.27%
2024	—	165,597.90	$—	$10.58	$—	$1,752,547	1.25%	—	1.40%	—	—
2023	—	—	$—	$—	$—	$—	—	—	—	—	—
2022	—	—	$—	$—	$—	$—	—	—	—	—	—
2021	—	—	$—	$—	$—	$—	—	—	—	—	—
LVIP American Century Inflation Protection Fund (e)
2025	—	46,482.71	$—	$10.80	$—	$502,122	7.84%	—	1.40%	—	5.13%
2024	—	48,537.96	$—	$10.28	$—	$498,742	4.63%	—	1.40%	—	—
2023	—	—	$—	$—	$—	$—	—	—	—	—	—
2022	—	—	$—	$—	$—	$—	—	—	—	—	—
2021	—	—	$—	$—	$—	$—	—	—	—	—	—
LVIP American Century International Fund (e)
2025	—	238,443.13	$—	$11.46	$—	$2,733,042	1.19%	—	1.40%	—	14.38%
2024	—	248,495.65	$—	$10.02	$—	$2,490,136	0.88%	—	1.40%	—	—
2023	—	—	$—	$—	$—	$—	—	—	—	—	—
2022	—	—	$—	$—	$—	$—	—	—	—	—	—
2021	—	—	$—	$—	$—	$—	—	—	—	—	—
LVIP American Century Large Company Value Fund (e)
2025	6,004.76	—	$11.96	$—	$71,828	$—	1.34%	1.40%	—	13.64%	—
2024	6,004.76	—	$10.53	$—	$63,209	$—	2.50%	1.40%	—	—	—
2023	—	—	$—	$—	$—	$—	—	—	—	—	—
2022	—	—	$—	$—	$—	$—	—	—	—	—	—
2021	—	—	$—	$—	$—	$—	—	—	—	—	—

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
LVIP American Century Ultra Class 2 (e)
2025	34,548.85	—	$13.38	$—	$462,339	$—	—	1.40%	—	11.12%	—
2024	41,177.92	—	$12.04	$—	$495,919	$—	—	1.40%	—	—	—
2023	—	—	$—	$—	$—	$—	—	—	—	—	—
2022	—	—	$—	$—	$—	$—	—	—	—	—	—
2021	—	—	$—	$—	$—	$—	—	—	—	—	—
LVIP American Century Ultra Portfolio (e)
2025	—	3,202.51	$—	$13.41	$—	$42,959	—	—	1.40%	—	11.28%
2024	—	3,666.83	$—	$12.05	$—	$44,200	—	—	1.40%	—	—
2023	—	—	$—	$—	$—	$—	—	—	—	—	—
2022	—	—	$—	$—	$—	$—	—	—	—	—	—
2021	—	—	$—	$—	$—	$—	—	—	—	—	—
LVIP American Century Value Fund (e)
2025	477.91	—	$12.03	$—	$5,749	$—	0.78%	1.40%	—	14.25%	—
2024	1,677.92	—	$10.53	$—	$17,543	$—	2.84%	1.40%	—	—	—
2023	—	—	$—	$—	$—	$—	—	—	—	—	—
2022	—	—	$—	$—	$—	$—	—	—	—	—	—
2021	—	—	$—	$—	$—	$—	—	—	—	—	—
LVIP American Century Value Fund (e)
2025	—	177,157.03	$—	$12.06	$—	$2,137,060	1.47%	—	1.40%	—	14.42%
2024	—	218,161.02	$—	$10.54	$—	$2,300,072	3.05%	—	1.40%	—	—
2023	—	—	$—	$—	$—	$—	—	—	—	—	—
2022	—	—	$—	$—	$—	$—	—	—	—	—	—
2021	—	—	$—	$—	$—	$—	—	—	—	—	—
LVIP JPMorgan Small Cap Core Fund - Standard Class (f)
2025	—	51,267.38	$—	$13.58	$—	$696,327	0.62%	—	1.40%	—	8.75%
2024	—	52,430.49	$—	$12.49	$—	$654,851	0.81%	—	1.40%	—	10.15%
2023	—	68,728.98	$—	$11.34	$—	$779,298	1.05%	—	1.40%	—	—
2022	—	—	$—	$—	$—	$—	—	—	—	—	—
2021	—	—	$—	$—	$—	$—	—	—	—	—	—
Neuberger Berman Trust Mid Cap Growth Class S
2025	—	13,514.96	$—	$23.05	$—	$311,489	—	—	1.40%	—	3.78%
2024	—	15,049.34	$—	$22.21	$—	$334,227	—	—	1.40%	—	22.04%
2023	—	16,432.30	$—	$18.20	$—	$299,045	—	—	1.40%	—	16.34%
2022	—	16,525.76	$—	$15.64	$—	$258,511	—	—	1.40%	—	(29.81)%
2021	—	15,129.89	$—	$22.29	$—	$337,196	—	—	1.40%	—	11.17%
Neuberger Berman Trust Mid Cap Growth Portfolio
2025	—	5,257.97	$—	$61.05	$—	$320,976	—	—	1.40%	—	3.99%
2024	—	6,732.48	$—	$58.70	$—	$395,211	—	—	1.40%	—	22.29%
2023	—	11,216.98	$—	$48.00	$—	$538,432	—	—	1.40%	—	16.52%
2022	—	11,773.00	$—	$41.20	$—	$485,006	—	—	1.40%	—	(29.72)%
2021	—	15,847.74	$—	$58.62	$—	$928,937	—	—	1.40%	—	11.43%

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
Neuberger Berman Trust Short Duration Bond Portfolio
2025	—	220,385.45	$—	$11.37	$—	$2,505,729	5.22%	—	1.40%	—	4.25%
2024	—	214,108.11	$—	$10.91	$—	$2,335,097	5.56%	—	1.40%	—	4.62%
2023	—	221,195.37	$—	$10.42	$—	$2,305,921	4.40%	—	1.40%	—	4.44%
2022	—	249,170.99	$—	$9.98	$—	$2,487,113	3.70%	—	1.40%	—	(6.49)%
2021	—	291,265.49	$—	$10.67	$—	$3,109,183	2.61%	—	1.40%	—	(0.65)%
Neuberger Berman Quality Equity Portfolio Class I (d)
2025	—	12,785.13	$—	$69.65	$—	$890,523	—	—	1.40%	—	12.17%
2024	—	19,437.91	$—	$62.10	$—	$1,207,016	0.22%	—	1.40%	—	24.09%
2023	—	21,469.60	$—	$50.04	$—	$1,074,361	0.34%	—	1.40%	—	25.15%
2022	—	23,016.59	$—	$39.98	$—	$920,312	0.44%	—	1.40%	—	(19.58)%
2021	—	25,645.76	$—	$49.72	$—	$1,275,067	0.38%	—	1.40%	—	21.77%
T Rowe Price Blue Chip Growth Portfolio
2025	21,283.37	27,348.33	$37.98	$82.79	$808,370	$2,264,142	—	1.40%	1.40%	16.80%	16.80%
2024	23,864.95	31,459.32	$32.52	$70.88	$776,057	$2,229,901	—	1.40%	1.40%	33.29%	33.29%
2023	26,883.10	35,579.37	$24.40	$53.18	$655,877	$1,892,102	—	1.40%	1.40%	46.91%	46.91%
2022	30,016.87	43,830.83	$16.61	$36.20	$498,503	$1,586,666	—	1.40%	1.40%	(39.51)%	(39.51)%
2021	32,933.51	45,006.34	$27.46	$59.84	$904,191	$2,693,389	—	1.40%	1.40%	15.71%	15.71%
T Rowe Price Equity Income Portfolio
2025	4,469.79	92,487.09	$21.92	$38.36	$97,999	$3,548,266	1.41%	1.40%	1.40%	12.50%	12.50%
2024	4,884.20	99,566.27	$19.49	$34.10	$95,188	$3,395,485	1.60%	1.40%	1.40%	9.83%	9.83%
2023	5,393.98	113,350.56	$17.75	$31.05	$95,717	$3,519,694	1.88%	1.40%	1.40%	7.81%	7.81%
2022	5,620.59	117,820.72	$16.46	$28.80	$92,517	$3,393,589	1.71%	1.40%	1.40%	(4.92)%	(4.92)%
2021	13,914.92	138,602.32	$17.31	$30.29	$240,886	$4,198,561	1.36%	1.40%	1.40%	23.49%	23.49%
T Rowe Price Health Sciences Portfolio
2025	3,708.95	6,664.98	$22.44	$88.66	$83,211	$590,892	—	1.40%	1.40%	16.18%	16.18%
2024	4,807.39	10,834.89	$19.31	$76.31	$92,837	$826,827	—	1.40%	1.40%	0.00%	0.00%
2023	5,577.36	15,012.10	$19.31	$76.31	$107,702	$1,145,544	—	1.40%	1.40%	1.27%	1.27%
2022	7,345.85	18,652.73	$19.07	$75.35	$140,075	$1,405,517	—	1.40%	1.40%	(13.89)%	(13.89)%
2021	11,902.54	22,287.09	$22.15	$87.51	$263,582	$1,950,321	—	1.40%	1.40%	11.27%	11.27%
T Rowe Price Mid Cap Growth II
2025	2,313.56	—	$21.58	$—	$49,934	$—	—	1.40%	—	1.87%	—
2024	2,175.05	—	$21.19	$—	$46,085	$—	—	1.40%	—	7.52%	—
2023	2,686.17	—	$19.71	$—	$52,935	$—	—	1.40%	—	17.99%	—
2022	2,597.18	—	$16.70	$—	$43,380	$—	—	1.40%	—	(23.82)%	—
2021	2,882.91	—	$21.92	$—	$63,206	$—	—	1.40%	—	12.98%	—
T Rowe Price Moderate Allocation
2025	—	3,785.27	$—	$37.01	$—	$140,094	2.23%	—	1.40%	—	12.92%
2024	—	8,360.94	$—	$32.78	$—	$274,036	2.26%	—	1.40%	—	8.53%
2023	—	8,879.14	$—	$30.20	$—	$268,159	2.29%	—	1.40%	—	13.76%
2022	—	8,953.36	$—	$26.55	$—	$237,698	1.61%	—	1.40%	—	(19.44)%
2021	—	12,303.82	$—	$32.96	$—	$405,484	0.98%	—	1.40%	—	8.54%
Touchstone TVST Balanced
2025	26,858.47	80,992.14	$21.75	$49.45	$584,194	$4,005,066	1.78%	1.40%	1.40%	12.58%	12.58%
2024	34,374.12	98,992.04	$19.32	$43.92	$664,123	$4,348,184	1.55%	1.40%	1.40%	12.01%	12.01%
2023	54,352.21	130,528.32	$17.25	$39.21	$937,510	$5,118,637	1.26%	1.40%	1.40%	16.98%	16.98%
2022	59,701.07	156,177.18	$14.75	$33.52	$880,330	$5,235,665	0.47%	1.40%	1.40%	(17.13)%	(17.13)%
2021	92,852.82	172,484.57	$17.79	$40.45	$1,652,149	$6,977,424	0.21%	1.40%	1.40%	15.45%	15.45%

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
Touchstone TVST Bond
2025	15,220.04	204,214.97	$10.62	$21.09	$161,595	$4,306,282	4.09%	1.40%	1.40%	6.14%	6.14%
2024	16,992.07	207,101.07	$10.00	$19.87	$169,965	$4,114,327	5.19%	1.40%	1.40%	0.77%	0.77%
2023	23,090.54	223,430.40	$9.93	$19.72	$229,208	$4,404,945	4.46%	1.40%	1.40%	4.61%	4.61%
2022	24,297.44	249,208.26	$9.49	$18.85	$230,555	$4,696,546	2.03%	1.40%	1.40%	(15.04)%	(15.04)%
2021	25,856.18	275,015.72	$11.17	$22.18	$288,765	$6,100,139	2.41%	1.40%	1.40%	(2.57)%	(2.57)%
Touchstone TVST Common Stock
2025	27,819.71	126,802.47	$32.08	$89.53	$892,508	$11,352,275	0.53%	1.40%	1.40%	16.20%	16.20%
2024	31,929.35	145,200.97	$27.61	$77.04	$881,533	$11,186,999	0.58%	1.40%	1.40%	19.79%	19.79%
2023	43,408.27	188,184.23	$23.05	$64.32	$1,000,494	$12,103,773	0.41%	1.40%	1.40%	24.91%	24.91%
2022	36,454.17	221,587.74	$18.45	$51.49	$672,655	$11,410,011	0.42%	1.40%	1.40%	(18.79)%	(18.79)%
2021	47,421.26	244,414.55	$22.72	$63.41	$1,077,530	$15,498,101	0.52%	1.40%	1.40%	26.08%	26.08%
Touchstone TVST Small Company
2025	357.11	94,050.25	$24.79	$128.27	$8,854	$12,064,015	0.21%	1.40%	1.40%	8.20%	8.20%
2024	1,396.69	126,913.90	$22.91	$118.55	$32,004	$15,045,220	0.41%	1.40%	1.40%	12.12%	12.12%
2023	1,666.12	145,544.22	$20.44	$105.73	$34,051	$15,388,820	0.22%	1.40%	1.40%	14.99%	14.99%
2022	6,787.74	156,865.77	$17.77	$91.95	$120,637	$14,423,320	0.03%	1.40%	1.40%	(15.63)%	(15.63)%
2021	10,535.46	167,040.20	$21.06	$108.97	$221,919	$18,203,075	0.07%	1.40%	1.40%	22.46%	22.46%
Van Eck VIPT Emerging Markets
2025	—	25,736.35	$—	$35.33	$—	$909,287	0.70%	—	1.40%	—	28.13%
2024	—	28,868.50	$—	$27.57	$—	$796,030	1.68%	—	1.40%	—	(0.20)%
2023	—	35,982.18	$—	$27.63	$—	$994,202	3.69%	—	1.40%	—	8.26%
2022	—	38,813.77	$—	$25.52	$—	$990,626	0.31%	—	1.40%	—	(25.42)%
2021	—	33,908.59	$—	$34.22	$—	$1,160,393	0.97%	—	1.40%	—	(13.09)%
Van Eck VIPT Emerging Markets II
2025	1,586.05	—	$14.42	$—	$22,878	$—	0.45%	1.40%	—	27.84%	—
2024	1,824.80	—	$11.28	$—	$20,590	$—	1.43%	1.40%	—	(0.47)%	—
2023	1,668.53	—	$11.34	$—	$18,916	$—	3.27%	1.40%	—	7.93%	—
2022	1,675.30	—	$10.50	$—	$17,597	$—	—	1.40%	—	(25.77)%	—
2021	1,362.97	—	$14.15	$—	$19,285	$—	0.80%	1.40%	—	(13.43)%	—
Van Eck VIPT Global Resources Fund (h)
2025	—	48,582.40	$—	$18.26	$—	$886,917	2.41%	—	1.40%	—	34.60%
2024	—	50,282.38	$—	$13.56	$—	$682,001	2.51%	—	1.40%	—	(4.19)%
2023	—	50,033.25	$—	$14.16	$—	$708,273	2.92%	—	1.40%	—	(4.91)%
2022	—	52,495.69	$—	$14.89	$—	$781,536	1.64%	—	1.40%	—	6.90%
2021	—	66,677.71	$—	$13.93	$—	$928,616	0.42%	—	1.40%	—	17.28%
Van Eck VIPT Global Resources Fund Class S (h)
2025	—	—	$—	$—	$—	$—	—	—	—	—	—
2024	—	—	$—	$—	$—	$—	—	—	—	—	—
2023	—	—	$—	$—	$—	$—	—	—	—	—	—
2022	2,580.50	—	$12.23	$—	$31,571	$—	1.68%	1.40%	—	6.63%	—
2021	8,291.50	—	$11.47	$—	$95,134	$—	0.36%	1.40%	—	17.04%	—

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 7 – FINANCIAL HIGHLIGHTS

	At December 31,						For the Year Ended December 31,
							Investment
							Income	Expense		Total
Portfolio	Units		Unit Fair Value		Net Assets		Ratio (a)	Ratio (b)		Return (c)
	SAVA 5	SAVA	SAVA 5	SAVA	SAVA 5	SAVA		SAVA 5	SAVA	SAVA 5	SAVA
Van Eck VIPT Unconstrained Emerging Markets	—	—	$—	$—	$—	$—	—	—	—	—	—
2025	—	67,546.59	$—	$14.49	$—	$978,682	5.13%	—	1.40%	—	16.85%
2024	—	68,044.71	$—	$12.40	$—	$843,696	7.12%	—	1.40%	—	1.34%
2023	—	69,902.49	$—	$12.24	$—	$855,272	4.15%	—	1.40%	—	9.87%
2022	—	80,139.75	$—	$11.14	$—	$892,482	4.55%	—	1.40%	—	(8.21)%
2021	—	85,162.62	$—	$12.13	$—	$1,033,270	5.16%	—	1.40%	—	(5.38)%

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(d) During 2025, the BNY Mellon Opportunistic Small Cap Portfolio was renamed to the BNY Mellon VIF Small Cap Portfolio and the Neuberger Berman Trust Sustainable Equity Portfolio was renamed to the Neuberger Berman Quality Equity Portfolio Class I.

(e) During 2024, the AB VPS Sustainable International Thematic Portfolio was liquidated. During 2024, the American Century VP Capital Appreciation Fund merged into Lincoln LVIP American Century Capital Appreciation Fund and the American Century VP Disciplined Core Value Fund merged into Lincoln LVIP American Century Disciplined Core Value Fund. During 2024, the American Century VP Growth was liquidated. During 2024, the American Century VP Inflation Protection I Portfolio and the American Century VP Inflation Protection II Portfolio merged into Lincoln LVIP American Century Inflation Protection Fund, the American Century VP International Portfolio merged into Lincoln LVIP American Century International Fund, the American Century VP Large Company Value Fund merged into Lincoln LVIP American Century Large Company Value Fund, the American Century VP Ultra Class 2 merged into Lincoln LVIP American Century Ultra Class 2 Fund, the American Century VP Ultra Portfolio merged into Lincoln LVIP American Century Ultra Fund, the American Century VP Value Class 2 merged into Lincoln LVIP American Century Value Fund, and the American Century VP Value Portfolio merged into Lincoln LVIP American Century Value Fund. During 2024, the DWS CROCI® US VIP was liquidated. During 2024, the Invesco I.O.V.I Conservative Balanced Fund was renamed to Invesco V.I. Equity and Income Fund.

(f) During 2023, the AB VPS Small Midcap Value Fund, AB VPS Small Mid Cap, AB VPS Growth and Income Fund, and Allspring VT Discovery Fund was renamed to AB VPS Discovery Value Portfolio Class A, AB VPS Discovery Value Portfolio Class B, AB VPS Relative Value Portfolio and Allspring VT Discovery SMID Cap Growth Fund, respectively. During 2023, the Goldman Sachs VIT Equity Index Fund Service Class was liquidated. During 2023, the JP Morgan Insurance Trust Small Cap Core Portfolio merged into LVIP JPMorgan Small Cap Core Fund - Standard Class.

(g) During 2022, the AB VPS Balanced Wealth Strategy Fund was renamed AB VPS Balanced Hedged Allocation Portfolio and the AB VPS International Growth Fund was renamed AB VPS Sustainable International Thematic Portfolio. During 2022, the Goldman Sachs VIT High Quality Floating Fund was liquidated.

(h) During 2021, the American Funds AFIS High-Income Bond Fund was renamed American Funds AFIS American High-Income Trust, the American Funds AFIS Global Growth & Income Fund was renamed American Funds AFIS Capital World Growth & Income Fund, the Blackrock Value Opportunities V.I. Fund was renamed Blackrock Advantage SMID Cap V.I. Fund, the Van Eck VIPT Global Hard Assets was renamed Van Eck VIPT Global Resources Fund, and the Van Eck VIPT Global Hard Assets Class S was renamed Van Eck VIPT Global Resources Fund Class S. During 2021, the Well Fargo VT Discovery Fund and Wells Fargo VT Opportunity Fund were renamed Allspring VT Discovery Fund and Allspring VT Opportunity Fund, respectively.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2025

NOTE 8 – DISTRIBUTION OF NET INCOME

The Variable Account does not declare dividends to contract holders from accumulated net income. The Variable Account purchases and redeems shares of the subaccounts at net asset value. Any dividend and capital gain distributions are reinvested at net asset value in shares of the subaccounts.

NOTE 9 – DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the IRC, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NOTE 10 – SEGMENT REPORTING

The Account’s chief operating decision maker (“CODM”) is a group of executives and business leaders within product actuarial, finance, legal and compliance associated with the Account. The CODM assesses performance and makes decisions about resource allocation. Each subaccount of the Account constitutes a single reportable segment because its separate financial information is available, regularly evaluated and used by the CODM to measure the segment’s performance, and to assess the allocation of resources across the segments. The measure of segment profit or loss is reported on the Statement of Operations as “Increase (Decrease) in Net Assets Resulting from Operations” and the measure of segment assets is reported as “Net Assets” on the Statements of Net Assets. Due to the nature of the business, the segment’s significant expenses are changes for mortality and expense risk and charges for administration charges which are reported separately on the Statements of Operations and/or Statements of Changes in Net Assets. The financial information provided to and reviewed by the CODM is consistent with that presented within the Account’s Portfolio of Investments, Statements of Changes in Net Assets and Financial Highlights.

PART C - OTHER INFORMATION

Item 27. Exhibits

a)	Board of Directors Resolution. Resolution of the Depositor's Board of Directors authorizing the establishment of the Registrant(1)
b)	Custodian Agreements. Not Applicable
c)	Underwriting Contracts.
1.	Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc. (12)
2.	Form of Selling Agreement (12)
d)	Contracts. The form of the variable annuity contract (2)
1.	Form of Variable Annuity Contract SAVA5
2.	Enhanced Death Benefit Rider (13)
3.	Guaranteed Account Endorsement (13)
4.	Accelerated Benefits Rider - Covered Chronic Illness (6)
5.	Accelerated Benefits Rider - Terminal Illness (6)
6.	Endorsement to the Death Benefit, Systematic Withdrawals, and General Withdrawal Terms Provisions (8)
7.	Roth IRA Endorsement (13)
8.	SIMPLE IRA Endorsement (13)
9.	IRA Endorsement (13)
10.	TDA Endorsement (13)
11.	Endorsement to the Payment Options (13)
12.	Endorsement to the Flexible Premium Variable Deferred Annuity when the Owner is a NIMCRUT (14)
13.	SAVA-5 Endorsement (27)
e)	Applications.
1.	9212 Application (14)
2.	SAVA-5 Application (27)
f)	Depositor’s Certificate of Incorporation and By-Laws. Articles of Incorporation and By-Laws of Depositor (12)
g)	Reinsurance Contracts. Reinsurance agreement: Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxxxx, effective December 31, 1998 (9)
h)	Participation Agreements.
1.	Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger and Company, dated January 31, 1995 (3)
i.	Schedule A to the Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger Company, dated April 25, 1997 (2)
ii.	Amendment No. 2 to Participation Agreement- Alger American Fund, National Life Insurance Company (15)
iii.	Amendment dated April 25, 2013 to the Participation Agreement Alger American Fund, National Life Insurance Company
2.	Participation Agreement between National Life Insurance Company and American Century Investment, Inc. (4))
i.	Amendment 2 to Shareholder Services Agreement between American Century Investment Services, Inc., American Century Services, LLC and National Life Insurance Company dated April 28, 1998. (10)
ii.	Shareholder Services Agreement between American Century Investment Services, Inc., American Century Services, LLC and National Life Insurance Company dated April 1, 2016. (27)
iii.	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance Company entered into October 16, 2006 (14)
3.	Participation agreement among National Life Insurance Company, Equity Services , Inc. and ALLIANCEBERNSTEIN L.P. AND ALLIANCEBERNSTEIN INVESTMENTS, INC. dated as of September 2, 2008 (20)
i.	Amendment No. 2 dated April 1, 2016 to the Participation Agreement (27)
4.	Participation Agreement between National Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series dated April 11, 2016 (27)
5.	Participation Agreement between National Life Insurance Company, Blackrock Variable Series Fund, Inc. and BlackRock Investments, LLC dated May 1, 2016 (27)
6.	Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.(5)
i.	Amendment to Participation Agreement among National Life Insurance Company, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Variable Investment Fund (10)
ii.	Supplemental Agreement to the Participation Agreement entered into April 16, 2007 (14)

7.	Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (10)
i.	Supplemental Agreement to the Participation Agreement entered into March 12, 2007 (14)
8.	Amended and Restated Participation Agreement between National Life Insurance Company, Fidelity Variable Insurance Products Fund III and Fidelity Distributors Corporation (10)
i.	Amendment to the Fidelity Participation Agreement dated May 18, 2007 (15)
9.	Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (10)
i.	Amendment to Participation Agreement dated June 1, 2007 (16)
ii.	Amendment to the Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (20)
iii.	Amendment dated August 16, 2010 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (24)
iv.	Amendment dated January 15, 2013 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (27)
v.	Amendment Number 5 to the Participation Agreement dated April 1, 2016 (27)
10.	Participation Agreement between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and National Life Insurance Company dated April 7, 2016 (27)
i.	Amendment Number 1 to the Participation Agreement dated April 7, 2016 (27)
11.	Participation Agreement - Invesco Variable Insurance Funds, Invesco Distributors, Inc., National Life Insurance Company and Equity Services, Inc. (11)
i.	Amendment to the Participation Agreement between Invesco Variable Insurance Funds, Invesco Distributors, Inc., National Life Insurance Company and Equity Services, Inc. dated April 30, 2010 (25)
12.	Participation Agreement among National Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. dated April 24, 2009 (22)
i.	Supplemental Payment Agreement between National Life Insurance Company, JPMorgan Investment Advisors Inc. and J.P. Morgan Investment Management Inc. dated April 24, 2009 (22)
13.	Form of Participation Agreement between National Life Insurance Company and Neuberger Berman Advisers Managers Trust (4)
i.	Form of Amendment to Participation Agreement (10)
ii.	Amendment to Participation Agreement dated June 23, 2008 (20)
14.	Participation Agreement among National Life Insurance Company and Oppenheimer dated November 11, 2008 (20)
15.	Form of Participation Agreement among National Life Insurance Company and Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc. and Lincoln Financial Investments Corporation dated May 1, 2023
i.	First Amendment to the Participation Agreement.
i)	Administrative Contracts. N/A
j)	Other Material Contracts. N/A
k)	Legal Opinion.*
l)	Other Opinions.
1.	Consent of PricewaterhouseCoopers LLP, Independent Accountants*
m)	Omitted Financial Statements. N/A
n)	Initial Capital Agreements. N/A
o)	Form of Initial Summary Prospectuses. N/A
p)	Powers of Attorney *

*Filed herewith.

(1)	Incorporated herein by reference to Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed on January 10, 1997.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 28, 1997.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed March 12, 1996.

(4)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) filed April 16, 1998.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) filed May 1, 2001.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 1, 2001.
(7)	Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed February 28, 2003.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 33-19583 for National Variable Annuity Account II (Sentinel Advantage) filed July 30, 2003.
(9)	Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004.
(10)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2004.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2, 2005.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2006.
(13)	Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 33-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 1, 2006.
(14)	Incorporated herein by reference to Post-Effective Amendment No. 20 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 1, 2007.
(15)	Incorporated herein by reference to Post- Effective Amendment No. 14 to the Form N-6 Registration Statement (Sentinel Estate Provider - File No. 333-44723) filed for the National Variable Account June 25, 2007.
(16)	Incorporated herein by reference to Post- Effective Amendment No. 15 to the Form N-6 Registration Statement (Sentinel Estate Provider - File No. 333-44723) filed for the National Variable Account May 1, 2008.
(17)	Incorporated herein by reference to Post-Effective Amendment No. 21 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 1, 2008.
(18)	Incorporated herein by reference to the Post-Effective Amendment No. 22 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2008.
(19)	Incorporated herein by reference to the initial Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select- File No. 333-51535) filed June 9, 2008.
(20)	Incorporated herein by reference to the Post-Effective Amendment No. 23 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed December 1, 2008.
(21)	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed December 23, 2008
(22)	Incorporated herein by reference to the Post-Effective Amendment No. 24 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2009.
(23)	Incorporated herein by reference to the Post Effective Amendment No. 2 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2010.
(24)	Incorporated herein by reference to the Post Effective Amendment No. 3 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2011.
(25)	Incorporated herein by reference to the Post-Effective Amendment No. 26 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed April 20, 2011.
(26)	Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed May 1, 2015.
(27)	Incorporated herein by reference to Post-Effective Amendment No. 31 to the Form N-4 Registration Statement (File No. 33-19583) for National Variable Annuity Account II (Sentinel Advantage) filed April 30, 2016.
(28)	Incorporated herein by reference to the Post-Effective Amendment No. 9 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed May 1, 2017.
(29)	Incorporated herein by reference to the Post-Effective Amendment No. 10 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed May 1, 2018.
(30)	Incorporated herein by reference to the Post Effective Amendment No. 34 to the Form N-4 Registration Statement for (File No. 33-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 1, 2019.

Item 28. Directors and Officers of the Depositor

Name and Principal Business Address**	Positions and Offices with Depositor
Mehran Assadi	Chair, President & CEO
Thomas H. MacLeay	Lead Director
Yvette D. Bright	Director
James H. Douglas	Director
Marcos Mendes Gabriel	Director
Martha Leiper	Director
Bruce Lisman 1370 Sixth Avenue New York, NY 10021	Director
Racquel Oden	Director
Roger B. Porter Kennedy School of Government Harvard University 79 John F. Kennedy Street Cambridge, MA 02138	Director
Harris H. Simmons Zions Bank One South Main Street 2nd Floor Salt Lake City, Utah 84111	Director
Jason Doiron	Executive Vice President & Chief Investment Officer
Matthew C. Frazee	Executive Vice President & Chief Financial Officer
Robert E. Cotton	Executive Vice President, Chief Operating Officer, & Chief Risk Officer.
Achim Schwetlick	Executive Vice President
Nimesh Mehta	Executive Vice President & Chief Information Officer
Michael L. Veilleux	Senior Vice President & Chief People Officer
Christopher Zimmerman	Senior Vice President, General Counsel & Assistant Secretary
Michael H. Crawford	Vice President
Ian McKenny	Vice President & Assistant General Counsel
Tamara Strauss	Vice President & Assistant General Counsel
Matthew J. Dendinger	Vice President & Assistant General Counsel
Ronald Sleiman	Vice President & Chief Actuary
Rebecca Palmer	Vice President & Chief Information Security Officer
Donna Lasick	Vice President & Controller
Catherine Shires	Vice President & Illustration Actuary
Gregory M. Mateja	Vice President
Lisa F. Muller	Vice President, Assistant General Counsel & Secretary
Damien Barton	Vice President
Oran Blumenfeld	Vice President
Stephanie Burmester	Vice President
Wanda O. Catoe	Vice President
Kristin L. Cook	Senior Vice President & Chief Underwriting Officer

Name and Principal Business Address**	Positions and Offices with Depositor
Rebecca Dunne	Vice President
Darlene Flagg	Vice President
Michael K. Morey	Vice President
Lisa M. Papazian	Vice President
Louis D. Puglisi	Vice President
Michael Rathje	Vice President
Michele K. Dungworth	Chief Compliance Officer, Life & Annuity and Separate Accounts Anti-Money Laundering Compliance Officer HIPAA Privacy Officer – Long-Term Care
Daniel I. Adams	Filing Officer
Michele Granitz	HIPAA Privacy Officer – Plans
Yuan Eichstedt	Vice President & Treasurer
David C. Armstrong	Vice President & Appointed Actuary
Linda Goldstein	Vice President
Francis Radnoti	Vice President
Matthew E. Ryan	Vice President
Douglas A. Wheeler Kim Howery Joseph Heaslip Sanjana Raturi Crystal Trepanier Paul Koenig Thomas Bourgeois	Vice President Vice President & Chief Internal Auditor Vice President Vice President Vice President Vice President Vice President

**Unless otherwise indicated, the principal business address is One National Life Drive, Montpelier, VT 05604.

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Registrant is a separate account of National Life Insurance Company, a stock life insurance company organized under the laws of Vermont (the “Depositor”). All of the stock of the Depositor is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

National Life Insurance Company owns 100% of Life Insurance Company of the Southwest (“LSW”), a Texas corporation. LSW owns 100% of National Life Distribution, LLC., a Vermont Corporation.

NLV Financial Corporation owns 100% of Equity Services, Inc., (“ESI”) a Vermont corporation, NLG Capital, Inc., a Vermont corporation, Longhorn Reinsurance Company, a Vermont corporation and Catamount Reinsurance Company, a Vermont corporation.

Item 30. Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The By-Laws of Depositor provide, in part in Article VI, as follows:

7.1	Indemnification.

a)	The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

b)	The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

In addition, the Registrant purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above. This coverage is consistent with industry standards. The cost of the coverage is borne entirely by the Registrant.

Item 31. Principal Underwriter

a)	In addition to the Registrant, “ESI” serves as the principal underwriter for National Variable Life Insurance Account.

b)	The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business Address**	Positions and Offices with ESI
Mehran Assadi	Chair
Matthew C. Frazee	Director
Rebecca Dunne	Director
Robert Cotton	Director
Alex David	President & Chief Executive Officer
Lisa F. Muller	Assistant Secretary
Gregory D. Teese	Senior Vice President & Chief Operations Officer
Spencer Parish	Vice President & Principal Financial Officer
Robert Franklin	Vice President & Chief Compliance Officer
Rebecca Palmer	Vice President & Chief Information Security Officer
Ian A. McKenny	Vice President, Chief Counsel & Secretary
Thomas C. Longfellow	Vice President, Investment Adviser Compliance
Dan Randall	Vice President
Laura Plourde	Vice President
Misty Dodson	Vice President
Richard E. Whalen	Vice President
Carrie Fox	Financial and Operations Professional

**Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

c)	Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Equity Services, Inc.	$57,581	$0	$0	$0

Item 32. Location of Accounts and Records

This information provided in the Registrant’s most recent report on Form N-CEN.

Item 33. Management Services

All management contracts are discussed in Part A or Part B.

Item 34. Fee Representation

National Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the National Life Insurance Company.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Montpelier, and the State of Vermont, on this the 30th day of April, 2026.

NATIONAL VARIABLE ANNUITY ACCOUNT II (Registrant)

Attest:	/s/ Lisa F. Muller	By:	/s/ Mehran Assadi
	Lisa F. Muller		Mehran Assadi
	Secretary		President and Chief Executive Officer of National Life Insurance Company

NATIONAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Lisa F. Muller	By:	/s/ Mehran Assadi
	Lisa F. Muller		Mehran Assadi
	Secretary		President and Chief Executive Officer of National Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date
/s/ Mehran Assadi	Chair, President, Chief Executive Officer (Principal Executive Officer)	April 30, 2026
Mehran Assadi
/s/ Matthew C. Frazee	Senior Vice President, Chief Financial Officer & Chief Risk Officer (Principal Financial Officer)	April 30, 2026
Matthew C. Frazee
Thomas H. MacLeay†	Lead Director
Yvette D. Bright†	Director
James H. Douglas†	Director
Martha Leiper	Director
Bruce Lisman†	Director
Marcos Mendes Gabriel	Director
Roger B. Porter†	Director
Harris H. Simmons†	Director

†Lisa Muller signs this document pursuant to the power of attorney incorporated by reference to this Registration Statement.

/s/ Lisa F. Muller	Attorney-in-Fact Pursuant to Power of Attorney	April 30, 2026
Lisa F. Muller